[LOGO]
U.S. Department               SOUTHERN REGION                P.O. Box 20636
of Transportation                                            Atlanta, GA  30320

                                           ***Text Omitted and Filed Separately
                                               Confidential Treatment Requested
                                         Under 17 C.F.R. Sections 200.80(b)(4),
                                                             200.83 and 230.406






FEDERAL AVIATION
ADMINISTRATION



Titan Corporation
Attn:  Linda Frady
Titan Systems Group
1900 Campus Commons Drive
Reston, VA 22091-1535

Dear Ms. Frady:

              Technical Service in Support of the Federal Aviation Administration's Emergency Operations Program

You are awarded Contract Number DTFA06-95-C-30063, for the performance of subject services. Your copy of the contract is enclosed.

If you have questions, please call me at (404) 305-5778.

Sincerely,


/s/ Marjorie M. Brooks

Marjorie M. Brooks
Contracting Officer

-------------------------------------------------------------------------------

                                  1. THIS CONTRACT IS A RATED ORDER     RATING       PAGE  OF
SOLICITATION, OFFER AND AWARD     UNDER DPAS (15 CFR 350)                            1      45 PAGES
------------------------------------------------------------------------------------------------------------

2. CONTRACT NO.      3. SOLICITATION NO.  4. TYPE OF SOLICITATION   5. DATE ISSUED   6. REQUISITION/PURCHASE
                                          / / SEALED BID (IFB)                          NO.
 DTFA06-95-C-30063   DTFA06-94-R-30067    /X/ NEGOTIATED (RFP)      11/10/94
------------------------------------------------------------------------------------------------------------
 ISSUED BY                  CODE                8. ADDRESS OFFER TO (IF OTHER THAN ITEM 7)
                                ---------------
 DOT/FEDERAL AVIATION ADMINISTRATION               SAME AS BLOCK 7
 SOUTHERN REGION, ASO-55N
 1701 COLUMBIA AVENUE
 COLLEGE PARK, GEORGIA 30337

--------------------------------------------------------------------------------
NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".
--------------------------------------------------------------------------------
                                SOLICITATION
--------------------------------------------------------------------------------
9. Sealed offers in original and 3 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in BLOCK 7 until 4:30pm local time
12/16/94                                                   (HOUR)
 (DATE)

CAUTION - LATE Submissions, Modifications, and Withdrawals: See Section L, Provision No. 52.214-7 or 52.215-10. All offers are subject to all terms and conditions contained in this solicitation.
--------------------------------------------------------------------------------

10. FOR INFORMATION    A. NAME                   B. TELEPHONE NO. (INCLUDE AREA CODE) (NO COLLECT CALLS)
        CALL:            MARJORIE M. BROOKS          (404) 305-5778

--------------------------------------------------------------------------------
                            11. TABLE OF CONTENTS
--------------------------------------------------------------------------------

/X/  SEC            DESCRIPTION                  PAGE(S)  /X/  SEC.             DESCRIPTION                          PAGE(S)
                 PART I - THE SCHEDULE                                    PART II - CONTRACT CLAUSES
 X    A   SOLICITATION/CONTRACT FORM              1        X    I    CONTRACT CLAUSES                                  11-25
 X    B   SUPPLIES OR SERVICES AND PRICES/COSTS   1A        PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
 X    C   DESCRIPTION/SPECS./WORK STATEMENT       2        X    J    LIST OF ATTACHMENTS                               26
 X    D   PACKAGING AND MARKING                   3                PART IV - REPRESENTATIONS AND INSTRUCTIONS
 X    E   INSPECTION AND ACCEPTANCE               4                  REPRESENTATIONS, CERTIFICATIONS AND
 X    F   DELIVERIES OR PERFORMANCE               5        X    K    OTHER STATEMENTS OF OFFERORS                      27-37
 X    G   CONTRACT ADMINISTRATION DATA            6-7      X    L    INSTRS., CONDS., AND NOTICES TO OFFERORS          38-42
 X    H   SPECIAL CONTRACT REQUIREMENTS           8-10     X    M    EVALUATION FACTORS FOR AWARD                      43-45

--------------------------------------------------------------------------------
                OFFER (MUST BE FULLY COMPLETED BY OFFEROR)
--------------------------------------------------------------------------------
NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.
--------------------------------------------------------------------------------
12. In compliance with the above, the undersigned agrees, if this offer is accepted within ___________ calendar days (50 CALENDAR DAYS UNLESS A DIFFERENT PERIOD IS INSERTED BY THE OFFEROR) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.

------------------------------------------------------------------------------------------------------------------------
13.  DISCOUNT FOR PROMPT PAYMENT            10 CALENDAR DAYS      20 CALENDAR DAYS     30 CALENDAR DAYS    CALENDAR DAYS
     (SEE SECTION 1, CLAUSE NO. 52-232-8)                  %                     %                    %                %
------------------------------------------------------------------------------------------------------------------------
14.  ACKNOWLEDGMENT OF AMENDMENTS                   AMENDMENT NO.          DATE              AMENDMENT NO.        DATE
     (THE OFFEROR ACKNOWLEDGES RECEIPT OF AMEND-    --------------------------------------------------------------------
     MENTS TO THE SOLICITATION FOR OFFERORS AND          0001            12/02/94
     RELATED DOCUMENTS NUMBERED AND DATED:          --------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
15A. NAME               CODE _________ FACILITY 2T213      16.  NAME AND TITLE OF PERSON AUTHORIZED TO SIGN
     AND       The Titan Corporation                            OFFER (TYPE OR PRINT)
     ADDRESS   Titan Systems Division                           Linda M. Frady
     OF        1900 Campus Commons Drive, Suite 400             Director of Contracts - East
     OFFEROR   Reston, VA 22091
------------------------------------------------------------------------------------------------------------------------
15B. TELEPHONE NO. (INCLUDE AREA     15C. CHECK IF REMITTANCE ADDRESS    17. SIGNATURE    18. OFFER DATE
     CODE)                        X  IS DIFFERENT FROM ABOVE - ENTER     LINDA M. FRADY       18JAN95
            (703) 758-5640           SUCH ADDRESS IN SCHEDULE
------------------------------------------------------------------------------------------------------------------------
                                       AWARD (TO BE COMPLETED BY GOVERNMENT)
------------------------------------------------------------------------------------------------------------------------
19.  ACCEPTED AS TO ITEMS NUMBERED     20.  AMOUNT       21.  ACCOUNTING AND APPROPRIATION
                                                              APPROPRIATION TO BE ASSIGNED TO INDIVIDUAL
----------------------------------------------------------    DELIVERY ORDERS
22.  AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETI-    ----------------------------------------------------------
     TION:                                                    23.  SUBMIT INVOICES TO ADDRESS SHOWN IN    ITEM
     / / 10 U.S.C. 2304(c) (    ) / / 41 U.S.C. 253(c) (   )       (4 COPIES UNLESS OTHERWISE SPECIFIED)
------------------------------------------------------------------------------------------------------------------------
24.  ADMINISTERED BY (IF OTHER THAN ITEM 7)     CODE _______  25.  PAYMENT WILL BE MADE BY      CODE _______
                                                                   DOT/FEDERAL AVIATION ADMINISTRATION
                                                                   SOUTHERN REGION, ASO-22A
                                                                   P. O. BOX 45719
                                                                   ATLANTA, GEORGIA 30320
------------------------------------------------------------------------------------------------------------------------
26.  NAME OF CONTRACTING OFFICER (TYPE OR PRINT)              27.  UNITED STATES OF AMERICA       28.  AWARD DATE
     MARJORIE M. BROOKS                                            /s/ MARJORIE M. BROOKS              7/24/95
                                                                   (SIGNATURE OF CONTRACTING OFFICER)
------------------------------------------------------------------------------------------------------------------------
IMPORTANT - Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.
------------------------------------------------------------------------------------------------------------------------

RFP NO. DTFA06-94-R-30067
TITAN PROPOSAL NO. P217(BAFO)
                            RATE CENTER 11 - EXHIBIT 1
                            --------------------------

           FY 95      BID RATE DEVELOPMENT USING BID RATES EFFECTIVE
           -----                      01 APRIL 1995

                               BASE       ESCL            OVHD                   G&A                   FEE       RATE @
ONSITE RC-11                   RATE    [...***...]    [...***...]    SUB-T   [...***...]   SUB-T   [...***...]    SELL
------------                   ----    -----------    -----------    -----   -----------   -----   -----------   ------
CHIEF SW ENGINEER 24           [...***...]
CHIEF ENGINEER 23
CHIEF SCIENTIST 22
CHIEF ANALYST 21
SENIOR SW ENGINEER 20
SENIOR ENGINEER 19
SENIOR SCIENTIST 18
SENIOR ANALYST 17
LEVEL III SW ENGINEER 16
LEVEL III ENGINEER 15
LEVEL III SCIENTIST 14
LEVEL III ANALYST 13
LEVEL II SW ENGINEER 12
LEVEL II ENGINEER 11
LEVEL II SCIENTIST 10
LEVEL II ANALYST 9
LEVEL I SW ENGINEER 8
LEVEL I ENGINEER 7
LEVEL I SCIENTIST 6
LEVEL I ANALYST 5
ASSOCIATE SW ENGINEER 4
ASSOCIATE ENGINEER 3
ASSOCIATE SCIENTIST 2
ASSOCIATE ANALYST 1
TECH SUPPORT IV
TECH SUPPORT III
TECH SUPPORT II
TECH SUPPORT I

                               BASE       ESCL            OVHD                   G&A                   FEE       RATE @
OFFSITE RC-11                  RATE    [...***...]    [...***...]    SUB-T   [...***...]   SUB-T   [...***...]    SELL
-------------                  ----    -----------    -----------    -----   -----------   -----   -----------   ------
CHIEF SW ENGINEER 24           [...***...]
CHIEF ENGINEER 23
CHIEF SCIENTIST 22
CHIEF ANALYST 21
SENIOR SW ENGINEER 20
SENIOR ENGINEER 19
SENIOR SCIENTIST 18
SENIOR ANALYST 17
LEVEL III SW ENGINEER 16
LEVEL III ENGINEER 15
LEVEL III SCIENTIST 14
LEVEL III ANALYST 13
LEVEL II SW ENGINEER 12
LEVEL II ENGINEER 11
LEVEL II SCIENTIST 10
LEVEL II ANALYST 9
LEVEL I SW ENGINEER 8
LEVEL I ENGINEER 7
LEVEL I SCIENTIST 6
LEVEL I ANALYST 5
ASSOCIATE SW ENGINEER 4
ASSOCIATE ENGINEER 3
ASSOCIATE SCIENTIST 2
ASSOCIATE ANALYST 1
TECH SUPPORT IV
TECH SUPPORT III
TECH SUPPORT II
TECH SUPPORT I

       Use or Disclosure of Proposal Data is Subject to the Restrictions on
                        the Title Page of this Proposal

                        *CONFIDENTIAL TREATMENT REQUESTED

RFP NO. DTFA06-94-R-30067
TITAN PROPOSAL NO. P217(BAFO)
                            RATE CENTER 11 - EXHIBIT 1
                            --------------------------

           FY 96      BID RATE DEVELOPMENT USING BID RATES EFFECTIVE
           -----                      01 APRIL 1995

                               BASE       ESCL            OVHD                   G&A                   FEE       RATE @
ONSITE RC-11                   RATE    [...***...]    [...***...]    SUB-T   [...***...]   SUB-T   [...***...]    SELL
------------                   ----    -----------    -----------    -----   -----------   -----   -----------   ------

[...***...]                    [...***...]



                               BASE       ESCL            OVHD                   G&A                   FEE       RATE @
OFFSITE RC-11                  RATE    [...***...]    [...***...]    SUB-T   [...***...]   SUB-T   [...***...]    SELL
-------------                  ----    -----------    -----------    -----   -----------   -----   -----------   ------

[...***...]                    [...***...]




       Use or Disclosure of Proposal Data is Subject to the Restrictions on
                        the Title Page of this Proposal

                        *CONFIDENTIAL TREATMENT REQUESTED

                            RATE CENTER 11-EXHIBIT 1
                            ------------------------

        FY 97      BID RATE DEVELOPMENT USING BID RATES EFFECTIVE
        -----                    01 APRIL 1995

                               BASE       ESCL            OVHD                   G&A                   FEE       RATE @
ONSITE RC-11                   RATE    [...***...]    [...***...]    SUB-T   [...***...]   SUB-T   [...***...]    SELL
------------                   ----    -----------    -----------    -----   -----------   -----   -----------   ------

[...***...]                    [...***...]



                               BASE       ESCL            OVHD                   G&A                   FEE       RATE @
OFFSITE RC-11                  RATE    [...***...]    [...***...]    SUB-T   [...***...]   SUB-T   [...***...]    SELL
-------------                  ----    -----------    -----------    -----   -----------   -----   -----------   ------

[...***...]                    [...***...]




 Use or Disclosure of Proposal Data is Subject to the Restrictions on the Title
                           Page of this Proposal

                        *CONFIDENTIAL TREATMENT REQUESTED

                        RATE CENTER 7 PART TIME ON-CALL - EXHIBIT 2
                        -------------------------------------------

            FY 95       BID RATE DEVELOPMENT USING BID RATES EFFECTIVE
            -----                      01 APRIL 1995

                               BASE       ESCL            OVHD                   G&A                   FEE       RATE @
PTOC RC-07                     RATE    [...***...]    [...***...]    SUB-T   [...***...]   SUB-T   [...***...]    SELL
----------                     ----    -----------    -----------    -----   -----------   -----   -----------   ------

[...***...]                    [...***...]





Use or Disclosure of Proposal Data is Subject to the Restrictions on the Title Page of this Proposal

                        *CONFIDENTIAL TREATMENT REQUESTED

                     RATE CENTER 7 PART TIME ON-CALL - EXHIBIT 2


               FY 96     BID RATE DEVELOPMENT USING BID RATES EFFECTIVE
                                    01 APRIL 1995

                               BASE       ESCL            OVHD                   G&A                   FEE       RATE @
PTOC RC-07                     RATE    [...***...]    [...***...]    SUB-T   [...***...]   SUB-T   [...***...]    SELL
----------                     ----    -----------    -----------    -----   -----------   -----   -----------   ------

[...***...]                    [...***...]




Use or Disclosure of Proposal Data is Subject to the Restrictions on the Title Page of this Proposal

                        *CONFIDENTIAL TREATMENT REQUESTED

                     RATE CENTER 7 PART TIME ON-CALL - EXHIBIT 2


               FY 97     BID RATE DEVELOPMENT USING BID RATES EFFECTIVE
                                    01 APRIL 1995

                               BASE       ESCL            OVHD                   G&A                   FEE       RATE @
PTOC RC-07                     RATE    [...***...]    [...***...]    SUB-T   [...***...]   SUB-T   [...***...]    SELL
----------                     ----    -----------    -----------    -----   -----------   -----   -----------   ------

[...***...]                    [...***...]





Use or Disclosure of Proposal Data is Subject to the Restrictions on the Title Page of this Proposal

                        *CONFIDENTIAL TREATMENT REQUESTED

                         DEDICATED RATE CENTER - EXHIBIT 3
                         ---------------------------------
                      TASKING FOR A STAFF OF [...***...] OR MORE


        FY 95        BID RATE DEVELOPMENT USING BID RATES EFFECTIVE
        -----                       01 APRIL 1995

                               BASE       ESCL            OVHD                   G&A                   FEE       RATE @
DEDICATED RATE CENTER          RATE    [...***...]    [...***...]    SUB-T   [...***...]   SUB-T   [...***...]    SELL
---------------------          ----    -----------    -----------    -----   -----------   -----   -----------   ------

[...***...]                    [...***...]





Use or Disclosure of Proposal Data is Subject to the Restrictions on the Title Page of this Proposal

                        *CONFIDENTIAL TREATMENT REQUESTED

                        DEDICATED RATE CENTER - EXHIBIT 3
                        ---------------------------------
                    TASKING FOR A STAFF OF [...***...] OR MORE


        FY 96        BID RATE DEVELOPMENT USING BID RATES EFFECTIVE
        -----                       01 APRIL 1995

                               BASE       ESCL            OVHD                   G&A                   FEE       RATE @
DEDICATED RATE CENTER          RATE    [...***...]    [...***...]    SUB-T   [...***...]   SUB-T   [...***...]    SELL
---------------------          ----    -----------    -----------    -----   -----------   -----   -----------   ------

[...***...]                    [...***...]





Use or Disclosure of Proposal Data is Subject to the Restrictions on the Title Page of this Proposal

                        *CONFIDENTIAL TREATMENT REQUESTED

                        DEDICATED RATE CENTER - EXHIBIT 3
                        ---------------------------------
                    TASKING FOR A STAFF OF [...***...] OR MORE


        FY 97        BID RATE DEVELOPMENT USING BID RATES EFFECTIVE
        -----                       01 APRIL 1995

                               BASE       ESCL            OVHD                   G&A                   FEE       RATE @
DEDICATED RATE CENTER          RATE    [...***...]    [...***...]    SUB-T   [...***...]   SUB-T   [...***...]    SELL
---------------------          ----    -----------    -----------    -----   -----------   -----   -----------   ------

[...***...]                    [...***...]



TECHNICAL SUPPORT II S2



Use or Disclosure of Proposal Data is Subject to the Restrictions on the Title Page of this Proposal

                        *CONFIDENTIAL TREATMENT REQUESTED


--------------------------------------------------------------------------------
                   REFERENCE NO. OF DOCUMENT BEING CONTINUED    PAGE    OF
    CONTINUATION
    SHEET                                                         1A    45 PAGES
--------------------------------------------------------------------------------
NAME OF OFFERER OR CONTRACTOR

--------------------------------------------------------------------------------------------------------------
  ITEM NO.            SUPPLIES/SERVICES                    QUANTITY      UNIT     UNIT PRICE         AMOUNT
--------------------------------------------------------------------------------------------------------------
                     SCHEDULE OF BID ITEMS

                              FOR

                TECHNICAL SERVICES IN SUPPORT OF

             THE FEDERAL AVIATION ADMINISTRATION'S

                  EMERGENCY OPERATIONS PROGRAM


    1.     PROVIDE TECHNICAL SERVICES IN SUPPORT OF                                                 $     *
           THE FEDERAL AVIATION ADMINISTRATION'S (FAA)                                               ----------
           EMERGENCY OPERATIONS PROGRAM.


           *COST PROPOSAL RATES OF SUCCESSFUL OFFEROR
           TO BE INCORPORATED BY REFERENCE.


--------------------------------------------------------------------------------

                               PART I - SECTION C
                           DESCRIPTION/SPECIFICATIONS

See attached Statement of Work.

                               PART I - SECTION D
                             PACKAGING AND MARKING

Not applicable.

                               PART I - SECTION E
                           INSPECTION AND ACCEPTANCE

52.252-2      CLAUSES INCORPORATED BY REFERENCE.     (JUN 1988)

     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

                                (End of clause)


         I.   FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

52.246-4            INSPECTION OF SERVICES--FIXED-PRICE.   (FEB 1992)
52.246-15           CERTIFICATE OF CONFORMANCE.   (APR 1984)

                                   *    *    *

                               PART I - SECTION F
                            DELIVERIES OR PERFORMANCE

52.252-2      CLAUSES INCORPORATED BY REFERENCE.     (JUN 1988)

     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

                                (End of clause)


         I.   FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

52.212-13           STOP-WORK ORDER.   (AUG 1989)
52.212-15           GOVERNMENT DELAY OF WORK.   (APR 1984)

                                   *    *    *

212.01.CS     PERIOD OF PERFORMANCE

     Performance under this contract shall be for three (3) years from the date of contract award. Completion dates will be established for individual delivery orders.

                               PART I - SECTION G
                           CONTRACT ADMINISTRATION DATA

SO-G-1        INVOICES

     Invoices shall be submitted, in arrears, to the following address for certification:

   Federal Aviation Administration
   Manager, Emergency Operations Staff, ADA-20
   Room 1015E
   800 Independence Ave., S. W.
   Washington, DC 20591

Invoices shall reference the contract number and the task/delivery order number.

SO-G-2        AUTHORITY

     a. CONTRACTING OFFICER (CO). The Contracting Officer is the only person with the authority to direct or negotiate changes to the contract, direct or negotiate changes to the task/delivery orders when funds are involved, modify or extend the contract period, issue task orders to the contract and designate the Contracting Officer's Technical Representative (COTR).

     b. CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (COTR). The COTR has the authority over the technical content of task/delivery orders, will be the technical contact for the contractor, will receive and discuss status of tasks, will review the monthly report, and will provide the CO with statements of work for proposed tasks.

SO-G-3        METHOD OF PAYMENT

     a. Payments under this contract will be made either by check or by wire transfer through the Treasury Financial Communications System at the option of the Government.

     b. The contractor shall forward the following information in writing to the paying office not later than seven (7) days after receipt of notice of award.

         1. Full name, title, phone number, and complete mailing address of responsible official(s) to whom check payments are to be sent and who may be contacted concerning the bank account information requested below.

         2. The following bank account information is required to accomplish wire transfers:

              (a) Name, address, and telegraphic abbreviation of the receiving financial institution.

              (b) Receiving financial institution's 9-digit American Bankers Association (ABA) identifying number for routing transfer of funds. (Provide this number only if the receiving financial institution has access to the Federal Reserve Communications System.)

              (c) Recipient's name and account number and the receiving financial institution to be credited with the funds.

              (d) If the receiving financial institution does not have access to the Federal Reserve Communications System, provide the name of the correspondent financial institution through which the receiving financial institution receives electronic funds transfer messages. If a correspondent financial institution is specified, also provide:

                    (1) Address and telegraphic abbreviation of the correspondent financial institution.

                    (2) The correspondent financial institution's 9-digit ABA identifying number for routing transfer of funds.

     c. Any changes to the information furnished under paragraph b. of this clause shall be furnished to the paying office in writing at least 30 days before the effective date of the change. It is the contractor's responsibility to furnish these changes promptly to avoid payments to erroneous addresses or bank accounts.

     d.  The document furnishing the information required in paragraphs b. and
c. must be dated and contain the signature, title, and telephone numbers of the contractor official authorized to provide it, as well as the contractor's name and contract number.

                              PART I - SECTION H
                         SPECIAL CONTRACT REQUIREMENTS


SO-H-1        ORDERING PROCEDURE

     All work under this contract will be awarded by firm-fixed price task/delivery orders. The Contracting Officer is the only individual authorized to issue task/delivery orders. The procedures will be as follows:

   a.  Statement of Work is furnished to contractor by the CO.

   b. Contractor furnishes price proposal, with cost breakdown, to the CO for evaluation.

   c. Upon completion of negotiations, or determination of price reasonableness, a firm-fixed price task/delivery order is issued to the contractor.

SO-H-2        KEY PERSONNEL

     Pursuant to the Transportation Acquisition Regulation 1252.215.71, entitled Key Personnel, it has been mutually agreed between the contracting parties that the individual listed below, who represents the Contractor and its subcontractors and consultants, is considered to meet requisite qualifications for technical competence and experience, in order to be designated as key personnel. In the event it should become necessary to replace any designated key personnel, or to designate additional individuals under future task/delivery orders, successor and/or additional personnel are to be provided who have equivalent or superior qualifications. The Contractor agrees to submit to the Contracting Officer, in duplicate, a written comprehensive resume of the qualifications and experience of any replacement or subsequently designated key personnel, if practical, and in any event as soon as is feasible under the particular circumstances.

    Title                                          Key Personnel
    -----                                          -------------

    Project Manager                                _______________________
                                                      (Insert Name)

SO-H-3        RELATIONSHIPS

     The Contractor shall provide support to the Government by completing task/delivery orders under this contract. The Contractor shall not provide technical direction of, or assume the Government's responsibility under any program. Although the effort under this contract may include recommendations to the Government, specific Government approval and action will be necessary before such recommendations can become effective. The Contractor shall not take any action with respect to any other contractor which causes any change in that contractor's scope of work, costs or scheduling.

SO-H-4        PERSONAL SERVICES

     No personal services shall be performed under this contract. No contractor employee will be directly supervised by the Government. All work shall be ordered by task/delivery order. If the Contractor believes any

Government action or communication has been given that would create a personal services relationship between the Government and any contractor employee, the Contractor shall promptly notify the Contracting Officer of this communication or action.

     The Contractor shall not perform any inherently Governmental actions under this contract. No contractor employee shall hold him or herself out to be a Government employee, agent, or representative. No contractor employee shall state orally, or in writing, at any time, that he or she is acting on behalf of the Government. In all communications with third parties in connection with this contract, contractor employees shall identify themselves as contractor employees and specify the name of the company for which they work. In all communications with other Government contractors in connection with this contract, the Contractor employee shall state that they have no authority to change the contract in any way and that if the other Contractor believes this communication to be a direction to change their contract, they should notify the Contracting Officer for that contract and not carry out the direction until a clarification has been issued by the Contracting Officer.

     The Contractor shall insure that all of its employees working on this contract are informed of the substance of this clause. Nothing in this clause shall limit the Government's rights in any way under any other provision of the contract, including those related to the Government's right to inspect and accept the services to be performed under this contract. The substance of this clause shall included in all subcontracts at any tier.

SO-H-5    CONFIDENTIALITY OF DATA AND INFORMATION

     The Contractor, and any of its subcontractors, in performance of this contract, may have need for access to, and use of, various types of data and information in the possession of the Government which the Government obtained under conditions which restrict the Government's right to use and disclose the data and information, or which may be of a nature that its dissemination or use other than in the performance of this contract, would be adverse to the interests of the Government or other parties. Therefore, the Contractor and its subcontractor(s) agree to abide by any restrictive use conditions on such data and NOT TO:

     a. Knowingly disclose such data or information to others without written authorization from the Contracting Officer, unless the data or information has otherwise become available to the public through no action or fault of the Contractor.

     b. Use for any purpose other than the performance of this contract that data which bears a restrictive marking or legend, unless such information or data has otherwise fallen into the public domain through no action or fault of the Contractor.

     The Contractor agrees to make employees aware of the requirement to maintain confidentiality of data and/or information, and in the necessity to refrain from divulging either the proprietary data or other companies or data that is obtained from the Government to anyone except as authorized.

     The Contractor agrees to hold the Government harmless and indemnify the Government as to any cost/loss resulting from the unauthorized use or disclosure of third party data or software by the Contractor, its employees, subcontractors, or agents.

     Except as the Contracting Officer specifically authorizes in writing, upon completion of all work under the contract, the Contractor shall return all such data and information obtained from the Government, including all copies, modifications, adaptation, or combinations thereof, to the Contracting Officer.

SO-H-6    SUBCONTRACTORS/CONSULTANTS

     Before employment of any subcontractor/consultant under this contract, the Contractor shall submit an advance written notification to the Contracting Officer to obtain the Contracting Officer's agreement.

                           PART II - SECTION I
                             CONTRACT CLAUSES

52.252-2  CLAUSES INCORPORATED BY REFERENCE.  (JUN 1988)

     This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

                               (End of clause)

     I.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSES

52.202-1       DEFINITIONS.  (SEP 1991)
52.203-1       OFFICERS NOT TO BENEFIT.  (APR 1984)
52.203-3       GRATUITIES.   (APR 1984)
52.203-5       COVENANT AGAINST CONTINGENT FEES.   (APR 1984)
52.203-6       RESTRICTIONS ON SUBCONTRACTOR SALES TO THE GOVERNMENT   (JUL
1985)
52.203-7       ANTI-KICKBACK PROCEDURES.   (OCT 1988)
52.203-10      PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY.
               (SEP 1990)
52.204-2       SECURITY REQUIREMENTS.  (APR 1984)
52.209-6       PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH
               CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT
               (NOV 1992)
52.215-1       EXAMINATION OF RECORDS BY COMPTROLLER GENERAL.  (FEB 1993)
52.215-33      ORDER OF PRECEDENCE.   (JAN 1986)
52.219-8       UTILIZATION OF SMALL BUSINESS CONCERNS AND SMALL DISADVANTAGED
               BUSINESS CONCERNS.  (FEB  1990)
52.219-13      UTILIZATION OF WOMEN-OWNED SMALL BUSINESSES.   (AUG 1986)
52.219-16      LIQUIDATED DAMAGES-SMALL BUSINESS SUBCONTRACTING PLAN.  (AUG
               1989)
52.220-3       UTILIZATION OF LABOR SURPLUS AREA CONCERNS.   (APR 1984)
52.222-3       CONVICT LABOR.   (APR 1984)
52.222-4       CONTRACT WORK HOURS AND SAFETY STANDARDS ACT--OVERTIME
               COMPENSATION.  (MAR 1986)
52.222-20      WALSH-HEALY PUBLIC CONTRACTS ACT.   (APR 1984)
52.222-26      EQUAL OPPORTUNITY.  (APR 1984)
52.222-35      AFFIRMATIVE ACTION FOR SPECIAL DISABLED AND VIETNAM ERA
               VETERANS.   (APR 1984)
52.222-36      AFFIRMATIVE ACTION FOR HANDICAPPED WORKERS.   (APR 1984)
52.222-37      EMPLOYMENT REPORTS ON SPECIAL DISABLED VETERANS AND VETERANS
               OF THE VIETNAM ERA.   (JAN 1988)
52.222-41      SERVICE CONTRACT ACT OF 1965, AS AMENDED.
               (MAY 1989)
52.222-43      FAIR LABOR STANDARDS ACT AND SERVICE CONTRACT ACT--PRICE
               ADJUSTMENT (MULTIPLE YEAR AND OPTION CONTRACTS).  (MAY 1989)
52.223-2       CLEAR AIR AND WATER.   (APR 1984)
52.223-6       DRUG-FREE WORKPLACE.   (JUL 1990)
52.227-1       AUTHORIZATION AND CONSENT.  (APR 1984)
52.229-3       FEDERAL, STATE, AND LOCAL TAXES.  (JAN 1991)
52.229-5       TAXES--CONTRACTS PERFORMED IN U.S. POSSESSIONS OR PUERTO RICO.
               (APR 1984)
52.232-1       PAYMENTS.  (APR 1984)

                                      12
52.232-8            DISCOUNTS FOR PROMPT PAYMENT.   (APR 1989)
52.232-9            LIMITATION ON WITHHOLDING OF PAYMENTS.   (APR 1984)
52.232-11           EXTRAS.   (APR 1984)
52.232-18           AVAILABILITY OF FUNDS.   (APR 1984)
52.232-23           ASSIGNMENT OF CLAIMS.   (JAN 1986)
52.232-25           PROMPT PAYMENT.   (MAR 1994)
52.232-28           ELECTRONIC FUNDS TRANSFER PAYMENT METHODS.   (APR 1989)
52.233-1            DISPUTES.   (DEC 1991) - ALTERNATE I.   (DEC 1991)
52.233-3            PROTEST AFTER AWARD.   (AUG 1989)
52.237-3            CONTINUITY OF SERVICES.   (JAN 1991)
52.242-13           BANKRUPTCY   (APR 1991)
52.243-1            CHANGES--FIXED-PRICE. (AUG 1987) - ALTERNATE III. (APR 1984)
52.244-1            SUBCONTRACTS UNDER FIXED-PRICE CONTRACTS.
                    (APR 1991)
52.249-2            TERMINATION FOR CONVENIENCE OF THE GOVERNMENT  (FIXED PRICE)
                    (APR 1984)
52.249-8            DEFAULT  (FIXED-PRICE SUPPLY AND SERVICE).   (APR 1984)

                                    *     *     *

52.203-9            REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY-
                    MODIFICATION.   (NOV 1990)

    (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this clause.
    (b) The Contractor agrees that it will execute the certification set forth in paragraph (c) of this clause WHEN REQUESTED BY THE CONTRACTING OFFICER IN CONNECTION WITH THE EXECUTION OF ANY MODIFICATION OF THIS CONTRACT.
    (c) Certification. As required in paragraph (b) of this clause, the officer or employee responsible for the modification proposal shall execute the following certification:

         CERTIFICATE OF PROCUREMENT INTEGRITY - MODIFICATION   (NOV 1990)

     (1)  I, ________________________ (Name of certifier), am the officer or employee responsible for the preparation of this modification proposal and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certification, I have no information concerning a violation or possible violation of subsection 27(a),
(b), (d), or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423), (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement ___________________ (contract and modification number).
     (2) As required by subsection 27(e)(1)(B) of the Act, I further certify to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of _____________________ (Name of offeror) who has participated personally and substantially in the preparation or submission of this proposal has certified that he or she is familiar with, and will comply with, the requirements of subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of subsection 27(a), (b), (c),
(d), or (f) of the Act, as implemented in the FAR, pertaining to this procurement.
     (3)  Violations or possible violations:
(Continue on plain bond paper if necessary and label Certificate of Procurement Integrity - Modification (Continuation Sheet), ENTER "NONE" IF NONE EXISTS)

__________________________________________________________________________

__________________________________________________________________________

__________________________________________________________________________
(Signature of the Officer or Employee
Responsible for the Modification Proposal and Date)

__________________________________________________________________________
(Typed Name of the Officer or Employee
Responsible for the Modification Proposal)

*The Act became effective on December 1, 1990.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE, SECTION 1001.

                            (End of certification)

     (d) In making the certification in paragraph (2) of the certificate, the officer or employee of the competing Contractor responsible for the offer or bid, may rely upon a one-time certification from each individual required to submit a certification to the competing Contractor, supplemented by periodic training. These certifications shall be obtained at the earliest possible date after an individual required to certify begins employment or association with the contractor. If a contractor decides to rely on a certification executed prior to the suspension of section 27 (i.e., prior to December 1, 1989), the Contractor shall ensure that an individual who has so certified is notified that section 27 has been reinstated. These certifications shall be maintained by the Contractor for a period of 6 years from the date a certifying employee's employment with the company ends or, for an agency, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the contractor.
     (e) The certification required by paragraph (c) of this clause is a material representation of fact upon which reliance will be placed in executing this modification.
                                (End of clause)

52.203-12           LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN
                 FEDERAL TRANSACTIONS.   (JAN 1990)

       (a)  Definitions:
            "Agency," as used in this clause means executive agency as defined in 2.101.
            "Covered Federal action." as used in this clause, means any of the following Federal actions:
         (a)  The awarding of any Federal contract.
         (b)  The making of any Federal grant.
         (c)  The making of any Federal loan.
         (d)  The entering into of any cooperative agreement.
         (e) The extension, continuation, renewal, amendment, or modification of any Federal contract, grant, loan, or cooperative agreement.
            "Indian tribe" and "tribal organization," as used in this clause, have the meaning provided in section 4 of the Indian Self-Determination and

Education Assistance Act (25 U.S.C. 450B) and include Alaskan natives.

     "Influencing or attempting to influence," as used in this clause, means making, with the intent to influence, any communication to or appearance before any officer or employee of any agency, a Member of Congress, or any employee of a Member of Congress in connection with any covered Federal action.

     "Local government," as used in this clause, means a unit of government in a State and, if chartered, established, or otherwise recognized by a State for the performance of a governmental duty, including a local public authority, a special district, an intrastate district, a council of governments, a sponsor group representative organization, and any other instrumentality of a local government.

     "Officer or employee of an agency," as used in this clause, includes the following individuals who are employed by an agency;

     (a) An individual who is appointed to a position in the Government under title 5, United States Code including a position under a temporary appointment.

     (b) A member of the uniformed services, as defined in subsection 101(3), title 37, United States Code.

     (c) A special Government employee, as defined in section 202, title 18, United States Code.

     (d) An individual who is a member of a Federal advisory committee, as defined by the Federal Advisory Committee Act, title 5, United States Code, appendix 2.

     "Person," as used in this clause, means an individual, corporation, company, association, authority, firm, partnership, society, State, and local government, regardless of whether such entity is operated for profit, or not for profit. This term excludes an Indian tribe, tribal organization, or any other Indian organization with respect to expenditures specifically permitted by other Federal law.

     "Reasonable compensation," as used in this clause, means, with respect to expenditures specifically permitted by other Federal law.

     "Reasonable payment," as used in this clause, means, with respect to professional and other technical services, a payment in an amount that is consistent with the amount normally paid for such services in the private sector.

     "Recipient," as used in this clause, includes the Contractor and all subcontractors. This term excludes an Indian tribe, tribal organization, or any other Indian organization with respect to expenditures specifically permitted by other Federal law.

     "Regularly employed," as used in this clause, means, with respect to an officer or employee of a person requesting or receiving a federal contract, and officer or employee who is employed by such person for at least 130 working days within 1 year immediately proceeding the date of the submission that initiates agency consideration of such person for receipt of such contract, An officer or employee who is employed by such person for less than 130 working days within 1 year immediately preceding the date of the submission that initiates agency consideration of such person shall be considered to be regularly employed as soon as he or she is employed by such person for 130 working days.

     "State," as used in this clause, means a State of the United States, the District of Columbia, the Commonwealth of Puerto Rico, a territory or possession of the United States, an agency or instrumentality of a State, and multi-State, regional, or interstate entity having governmental duties and powers.

     (b) Prohibitions. (1) Section 1352 of title 31, United States Code, among other things, prohibits a recipient of a Federal contract, grant, loan, or cooperative agreement from using appropriated funds to pay any person for influencing or attempting to influence an officer of employee of any agency, a

Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with any of the following covered Federal actions: the awarding of any federal contract: the making of any Federal grant: the making of any Federal loan: the entering into of any cooperative agreement; or the modification of any Federal contract, grant, loan, or cooperative agreement.

     (2) The Act also requires Contractors to furnish a disclosure if any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a Federal contract, grant, loan, or cooperative agreement.

     (3) The prohibitions of the Act do not apply under the following conditions:

          (i) Agency and legislative liaison by own employees.

               (A) The prohibition on the use of appropriated funds, in subparagraph (b)(1) of this clause, does not apply in the case of a payment of reasonable compensation made to an officer or employee of a person requesting or receiving a covered Federal action if the payment is for agency and legislative liaison activities not directly related to a covered federal action.

               (B) For the purpose of subdivision (b)(3)(i)(A) of this clause, providing any information specifically requested by an agency or Congress is permitted at any time.

               (C) The following agency and legislative liaison activities are permitted at any time where they are not related to a specific solicitation for any covered Federal action:

                    (1) Discussing with an agency the qualities and characteristics (including individual demonstrations) of the person's products or services, conditions or terms of sale, and service capabilities.

                    (2) Technical discussions and other activities regarding the application or adaptation of the person's products or services for an agency's use.

               (D) The following agency and legislative liaison activities are permitted where they are prior to formal solicitation of any covered Federal action-

                    (1) Providing any information not specifically requested but necessary for an agency to make an informed decision about initiation of a covered Federal action;

                    (2) Technical discussions regarding the preparation of an unsolicited proposal prior to its official submission; and

                    (3) Capability presentations by persons seeking awards from an agency pursuant to the provisions of the Small Business Act, as amended by Pub. L. 95-507, and subsequent amendments.

               (E) Only those services expressly authorized by subdivision
(b)(3)(i)(A) of this clause are permitted under this clause.

          (ii) Professional and technical services. (A) The prohibition on the use of appropriated funds, in subparagraph (b)(i) of this clause, does not apply in the case of-

               (1) A payment of reasonable compensation made to an officer or employee of a person requesting or receiving a covered Federal action or an extension, continuation, renewal, amendment, or modification of a covered Federal action, if payment is for professional or technical services rendered directly in the preparation, submission, or negotiation of any bid, proposal, or application for that Federal action or for meeting requirements imposed by or pursuant to law as a condition for receiving that Federal action.

               (2) Any reasonable payment to a person, other than an officer or employee of a person requesting or receiving a covered Federal action or an extension, continuation, renewal, amendment, or modification of a covered Federal action if the payment is for professional or technical services rendered directly in the preparation, submission, or negotiation of any bid, proposal, or application for that Federal action or for meeting requirements imposed by or pursuant to law as a condition for receiving that Federal action. Persons other than officers or employees of a person requesting or receiving a covered Federal action include consultants and trade associations.
         (B) For purposes of subdivision (b) (3) (ii) (A) of this clause, "professional and technical services" shall be limited to advice and analysis directly applying any professional or technical discipline. For example, drafting of a legal document accompanying a bid or proposal by a lawyer is allowable.
     Similarly, technical advice provided by an engineer on the performance or operational capability of a piece of equipment rendered directly in the negotiation of a contract is allowable. However, communications with the intent to influence made by a professional (such as a licensed lawyer) or a technical person (such as a licensed accountant) are not allowable under this section unless they provide advice and analysis directly applying their professional or technical expertise and unless the advice or analysis is rendered directly and solely in the preparation, submission or negotiation of a covered Federal action. Thus, for example, communications with the intent to influence made by a lawyer that do not provide legal advice or analysis directly and solely related to the legal aspects of his or her client's proposal, but generally advocate one proposal over another are not allowable under this section because the lawyer is not providing professional legal services. Similarly, communications with the intent to influence made by an engineer providing an engineering analysis prior to the preparation of submission of a bid or proposal are not allowable under this section since the engineer is providing technical services but not directly in the preparation, submission or negotiation of a covered Federal action.
         (C) Requirements imposed by or pursuant to law as a condition for receiving a covered Federal award include those required by law or regulation and any other requirements in the actual award documents.
         (D) Only those services expressly authorized by subdivisions (b) (3)
(ii) (A) (1) and (2) of this clause are permitted under this clause.
         (E) The reporting requirements of FAR 3.803(a) shall not apply with respect to payments of reasonable compensation made to regularly employed officers or employees of a person.
     (c) Disclosure.
         (1) The Contractor who requests or receives from an agency a Federal contract shall file with that agency a disclosure form, OMB standard form LLL, Disclosure of Lobbying Activities, if such person has made or has agreed to make any payment using non appropriated funds (to include profits from any covered Federal action), which would be prohibited under subparagraph (b) (1) of this clause, if paid for with appropriated funds.
         (2) The Contractor shall file a disclosure form at the end of each calendar quarter in which there occurs any event that materially affects the accuracy of the information contained in any disclosure form previously filed by such person under subparagraph (c)(1) of this clause. An event that materially affects the accuracy of the information reported includes-
              (i) A cumulative increase of $25,000 or more in the amount paid or expected to be paid for influencing or attempting to influence a covered Federal action; or
             (ii) A change in the person(s) or individual(s) influence or attempt to influence a covered Federal action.
             (iii) A change in the officer(s), employee(s), or Member(s) contacted to influence or attempt to influence a covered Federal action.
         (3) The Contractor shall require the submittal of a certification, and if required, a disclosure form by any person who requests or received any

                                       17
subcontract exceeding $100,000 under the Federal contract.
         (4) All subcontractor disclosure forms (but not certifications) shall be forwarded from tier to tier until received by the prime Contractor. The prime Contractor shall submit all disclosures to the Contracting Officer at the end of the calendar quarter in which the disclosure form is submitted by the subcontractor. Each subcontractor certification shall be retained in the subcontract file of the awarding Contractor.
     (d) Agreement. The Contractor agrees not to make any payment prohibited by this clause.
     (e) Penalties.
         (1) Any person who makes an expenditure prohibited under paragraph (a) of this clause or who fails to file or amend the disclosure form to be filed or amended by paragraph (b) of this clause shall be subject to civil penalties as provided for by 31 U.S.C. 1352. An imposition of a civil penalty does not prevent the Government form seeking any other remedy that may be applicable.
         (2) Contractors may rely without liability on the representation made by their subcontractors in the certification and disclosure form.
     (f) Cost allowability. Nothing in this clause makes allowable or reasonable any costs which would otherwise be unallowable or unreasonable. Conversely, costs made specifically unallowable by the requirements in this clause will not be made allowable under any other provision.

                                (End of clause)

52.216-18          ORDERING. (APR 1984)

     (a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders by the Contracting Officer.
     (b) All delivery orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order and this contract, the contract shall control.
     (c) If mailed, a delivery order is considered "issued" when the Government deposits the order in the mail. Orders may be issued orally or by written telecommunications.

                                (End of clause)

52.216-19          DELIVERY-ORDER LIMITATIONS. (APR 1984)

     (a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than $1,000, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.
     (b) Maximum order. The Contractor is not obligated to honor--
         (1) Any order for a single item in excess of $500,000;
         (2) Any order for a combination of items in excess of $500,000; or
         (3) A series of orders from the same ordering office within thirty (30) days that together call for quantities exceeding the limitation in subparagraph
(1) or (2) above.
         (c) If this is a requirements contract (i.e., includes the Requirements clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) above.
         (d) Notwithstanding paragraphs (b) and (c) above, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within ten (10) days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, Government may acquire the supplies or services from another source.

                                (End of clause)

52.216-21     REQUIREMENTS. (APR 1984)

     (a) This is a requirements contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies or services specified in the Schedule are estimates only and are not purchased by this contract. Except as this contract may otherwise provide, if the Government's requirements do not result in orders in the quantities described as "estimated" or "maximum" in the Schedule, that fact shall not constitute the basis for an equitable price adjustment.

     (b) Delivery or performance shall be made only as authorized by orders issued in accordance with the Ordering clause. Subject to any limitations in the Delivery-Order Limitations clause or elsewhere in this contract, the Contractor shall furnish to the Government all supplies or services specified in the Schedule and called for by orders issued in accordance with the Ordering clause. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.

     (c) Except as this contract otherwise provides, the Government shall order from the Contractor all the supplies or services specified in the Schedule that are required to be purchased by the Government activity or activities specified in the Schedule.

     (d) The Government is not required to purchase from the Contractor requirements in excess of any limit on total orders under this contract.

     (e) If the Government urgently requires delivery of any quantity of an item before the earliest date that delivery may be specified under this contract, and if the Contractor will not accept an order providing for the accelerated delivery, the Government may acquire the urgently required goods or services from another source.

     (f) Any order issued during the effective period of this contract and not completed within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period.


                                (End of clause)

52.219-9 SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS SUBCONTRACTING PLAN. (JAN 1991)

     (a) This clause does not apply to small business concerns.

     (b) "Commercial product," as used in this clause, means a product in regular production that is sold in substantial quantities to the general public and/or industry at established catalog or market prices. It also means a product which, in the opinion of the Contracting Officer, differs only insignificantly from the Contractor's commercial product.

     "Subcontract," as used in this clause, means any agreement (other than one involving an employer-employee relationship) entered into by a Federal Government prime Contractor or subcontractor calling for supplies or services required for performance of the contract or subcontract.

     (c) The offeror, UPON REQUEST BY THE CONTRACTING OFFICER, shall submit and negotiate a subcontracting plan, where applicable, which separately addresses subcontracting with small business concerns and with small disadvantaged business concerns. If the offeror is submitting an individual contract plan, the plan must separately address subcontracting with small business concerns and with small disadvantaged business concerns with a separate part for the basic contract and separate parts for each option (if any). The plan shall be included in and made a part of the resultant contract. The subcontracting plan shall be negotiated within the time specified by the Contracting Officer. Failure to submit and negotiate the subcontracting plan shall make the offeror ineligible for award of a contract.

     (d) The offeror's subcontracting plan shall include the following:

          (1) Goals, expressed in terms of percentages of total planned subcontracting dollars, for the use of small business concerns and small disadvantaged business concerns as subcontractors. The offeror shall include all subcontracts that contribute to contract performance, and may include a proportionate share of products and services that are normally allocated as indirect costs.

          (2) A statement of--

               (i) Total dollars planned to be subcontracted;

               (ii) Total dollars planned to be subcontracted to small business concerns; and

               (iii) Total dollars planned to be subcontracted to small disadvantaged business concerns.

          (3) A description of the principal types of supplies and services to be subcontracted, and an identification of the types planned for subcontracting to (i) small business concerns and (ii) small disadvantaged business concerns.

          (4) A description of the method used to develop the subcontracting goals in (1) above.

          (5) A description of the method used to identify potential sources for solicitation purposes (e.g., existing company source lists, the Procurement Automated Source System (PASS) of the Small Business
Administration, the National Minority Purchasing Council Vendor Information Service, the Research and Information Division of the Minority Business Development Agency in the Department of Commerce, or small and small disadvantaged business concerns trade associations).

          (6) A statement as to whether or not the offeror included indirect costs in establishing subcontracting goals, and a description of the method used to determine the proportionate share of indirect costs to be incurred with (i) small business concerns and (ii) small disadvantaged business concerns.

          (7) The name of the individual employed by the offeror who will administer the offeror's subcontracting program, and a description of the duties of the individual.

          (8) A description of the efforts the offeror will make to assure that small business concerns and small disadvantaged business concerns have an equitable opportunity to compete for subcontracts.

          (9) Assurances that the offeror will include the clause in this contract entitled "Utilization of Small Business Concerns and Small Disadvantaged Business Concerns" in all subcontracts that offer further subcontracting opportunities, and that the offeror will require all subcontractors (except small business concerns) who receive subcontracts in excess of $500,000 ($1,000,000 for construction of any public facility), to adopt a plan similar to the plan agreed to by the offeror.

          (10) Assurances that the offeror will (i) cooperate in any studies or surveys as may be required, (ii) submit periodic reports in order to allow the Government to determine the extent of compliance by the offeror with the subcontracting plan, (iii) submit Standard Form (SF) 294, Subcontracting Report for Individual Contracts, and/or SF 295, Summary Subcontract Report, in accordance with the instructions on the forms, and (iv) ensure that its subcontractors agree to submit Standard Forms 294 and 295.

           (11) A recitation of the types of records the offeror will maintain to demonstrate procedures that have been adopted to comply with the requirements and goals in the plan, including establishing source lists; and a description of its efforts to locate small and small disadvantaged business concerns and award subcontracts to them. The records shall include at least the following (on a plant-wide or company-wide basis, unless otherwise indicated):

                 (i) Source lists, guides, and other data that identify small and small disadvantaged business concerns.

                 (ii) Organizations contacted in an attempt to locate sources that are small or small disadvantaged business concerns.

                 (iii) Records on each subcontract solicitation resulting in an award of more than $100,000, indicating (A) whether small business concerns were solicited and if not, why not, (B) whether small disadvantaged business concerns were solicited and if not, why not, and (C) if applicable, the reason award was not made to a small business concern.

                 (iv) Records of any outreach efforts to contact (A) trade associations, (B) business development organizations, and (C) conferences and trade fairs to locate small and small disadvantaged business sources.

                 (v) Records of internal guidance and encouragement provided to buyers through (A) workshops, seminars, training, etc., and (B) monitoring performance to evaluate compliance with the program's requirements.

                 (vi) On a contract-by-contract basis, records to support award data submitted by the offeror to the Government, including the name, address, and business size of each subcontractor. Contractors having company or division-wide annual plans need not comply with this requirement.

     (e) In order to effectively implement this plan to the extent consistent with efficient contract performance, the Contractor shall perform the following functions:

           (1) Assist small business and small disadvantaged business concerns by arranging solicitations, time for the preparation of bids, quantities, specifications, and delivery schedules so as to facilitate the participation by such concerns. Where the Contractor's lists of potential small business and small disadvantaged subcontractors are excessively long, reasonable effort shall be made to give all such small business concerns an opportunity to compete over a period of time.

           (2) Provide adequate and timely consideration of the potentialities of small business and small disadvantaged business concerns in all "make-or-buy" decisions.

           (3) Counsel and discuss subcontracting opportunities with representatives of small and small disadvantaged business firms.

           (4) Provide notice to subcontractors, concerning penalties for misrepresentations of business status as small business or small disadvantaged business for the purpose of obtaining a subcontract that is to be included as part or all of a goal contained in the Contractor's subcontracting plan.

     (f) A master subcontracting plan on a plant or division-wide basis which contains all the elements required by (d) above, except goals, may be incorporated by reference as a part of the subcontracting plan required of the offeror by this clause; provided, (1) the master plan has been approved,
(2) the offeror provides copies of the approved master plan and evidence of its approval to the Contracting Officer, and (3) goals and any deviations from the master plan deemed necessary by the Contracting Officer to satisfy the requirements of this contract are set forth in the individual subcontracting plan.

     (g)   (1)   If a commercial product is offered, the subcontracting plan required by this clause may relate to the offeror's production generally, for both commercial and non commercial products, rather than solely to the Government contract. In these cases, the offeror shall, with the concurrence of the Contracting Officer, submit one company-wide or division-wide annual plan.

           (2) The annual plan shall be reviewed for approval by the agency awarding the offeror its first prime contract requiring a subcontracting plan during the fiscal year, or by an agency satisfactory to the Contracting Officer.

           (3) The approved plan shall remain in effect during the offeror's fiscal year for all of the offeror's commercial products.

     (h) Prior compliance of the offeror with other such subcontracting plans under previous contracts will be considered by the Contracting Officer in determining the responsibility of the offeror for award of the contract.

     (i) The failure of the Contractor or subcontractor to comply in good faith with (1) the clause of this contract entitled "Utilization of Small Business Concerns and Small Disadvantaged Business Concerns," or (2) an approved plan required by this clause, shall be a material breach of the contract.

                                 (End of clause)

52.232-17  INTEREST.  (JAN 1991)

     (a) Notwithstanding any other clause of this contract, all amounts except amounts that are repayable and which bear interest under a Price Reduction for Defective Cost or Pricing Data clause that become payable by the Contractor to the Government under this contract (net of any applicable tax credit under the Internal Revenue Code (26 U.S.C. 1481)) shall bear simple interest from the date due until paid unless paid within 30 days of becoming due. The interest rate shall be the interest rate established by the Secretary of the Treasury as provided in Section 12 of the Contract Disputes Act of 1978 (Public Law 95-563), which is applicable to the period in which the amount becomes due, as provided in paragraph (b) of this clause, and then at the rate applicable for each six-month period as fixed by the Secretary until the amount is paid.

     (b)   Amounts shall be due at the earliest of the following dates:

           (1)   The date fixed under this contract.

           (2) The date of the first written demand for payment consistent with this contract, including any demand resulting from a default termination.

           (3) The date the Government transmits to the Contractor a proposed supplemental agreement to confirm completed negotiations establishing the amount of debt.

           (4) If this contract provides for revision of prices, the date of written notice to the Contract or stating the amount of refund payable in connection with a pricing proposal or a negotiated pricing agreement not confirmed by contract modification.

     (c) The interest charge made under this clause may be reduced under the procedures prescribed in 32.614-2 of the Federal Acquisition Regulation in effect on the date of this contract.

                                 (End of clause)

1252.215-70  KEY PERSONNEL AND/OR FACILITIES  (OCT 1994)

     (a) The personnel and/or facilities as specified below are considered essential to the work being performed hereunder and may, with the consent of the contracting parties, be changed from time to time during the course of the contract by adding or deleting personnel and/or facilities, as appropriate.

     (b) Prior to removing, replacing, or diverting any of the specified individuals or facilities, the Contractor shall notify, in writing, and receive consent from, the Contracting Officer reasonably in advance of the action and shall submit justification (including proposed substitutions) in sufficient detail to permit evaluation of the impact on this contract.

     (c) No diversion shall be made by the Contractor without the written consent of the Contracting Officer. The Contracting Officer may ratify, in writing, the change and such ratification shall constitute the consent of the Contracting Officer required by this clause.

KEY PERSONNEL UNDER THIS CONTRACT:  PROJECT MANAGER

                                 (End of clause)

1252.219-70  SMALL BUSINESS AND SMALL DISADVANTAGED BUSINESS SUBCONTRACTING
             REPORTING  (OCT 1994)

     (a) The Contractor shall submit the Summary Subcontract Report (Standard Form 295 (SF-295)) to the Department of Transportation, Office of the Secretary, Office of Small and Disadvantaged Business Utilization (S-42), 400 7th St., SW, Washington, DC, 20590.

     (b) The Contractor shall report the information in Blocks 14, 17 and 18 of the SF-295.

     (c) The Contractor shall include this clause in all subcontracts that include the clause at (FAR) 48 CFR 52.219-9.

                                 (End of clause)

1252.222-70  STRIKES OR PICKETING AFFECTING TIMELY COMPLETION OF THE CONTRACT
             WORK  (OCT 1994)

     Notwithstanding any other provision hereof, the Contractor is responsible for delays arising out of labor disputes, including but not limited to strikes, if such strikes are reasonably avoidable. A delay caused by a strike or by picketing which constitutes an unfair labor practice is not excusable unless the Contractor takes all reasonable and appropriate action to end such a strike or picketing, such as the filing of a charge with the National Labor Relations Board, the use of other available Government procedures, and the use of private boards or organizations for the settlement of disputes.

                                 (End of clause)

1252.222-71  STRIKES OR PICKETING AFFECTING ACCESS TO A DOT FACILITY  (OCT 1994)

     If the Contracting Officer notifies the Contractor in writing that a strike or picketing: (a) is directed at the Contractor or subcontractor or any employee of either; and (b) impedes or threatens to impede access by any person to a DOT facility where the site of the work is located, the Contractor shall take all appropriate action to end such strike or picketing, including, if necessary, the filing of a charge of unfair labor practice with the National Labor Relations Board or the use of other available judicial or administrative remedies.

                                 (End of clause)

1252.223-71  ACCIDENT AND FIRE REPORTING  (OCT 1994)

     (a) The Contractor shall report to the Contracting Officer any accident or fire occurring at the site of the work which causes:

           (1) A fatality or as much as one lost workday on the part of any employee of the Contractor or subcontractor at any tier;

           (2) Damage of $1,000 or more to Federal property, either real or personal;

           (3) Damage of $1,000 or more to Contractor or subcontractor owned or leased motor vehicles or mobile equipment; or

           (4)   Damage for which a contract time extension may be requested.

     (b) Accident and fire reports required by paragraph (a) above shall be accomplished by the following means:

           (1) Accidents or fires resulting in death, hospitalization of five or more persons, or destruction of Federal property (either real or personal), the total value of which is estimated at $100,000 or more, shall be reported immediately by telephone to the Contracting Officer or his/her authorized representative and shall be confirmed by telegram or facsimile transmission with 24 hours to the Contracting Officer. Such telegram or facsimile transmission shall state all known facts as to extent of injury and damage and as to cause of the accident or fire.

           (2) Other accident and fire reports required by paragraph (a) above may be reported by the Contractor using a state, private insurance carrier, or Contractor accident report form which provides for the statement of:

                 (i)    The extent of injury; and

                 (ii)   The damage and cause of the accident or fire.

Such report shall be mailed or otherwise delivered to the Contracting Officer within 48 hours of the occurrence of the accident or fire.

     (c) The Contractor shall assure compliance by subcontractors at all tiers with the requirements of this clause.

                                 (End of clause)

1228.228-72  RISK AND INDEMNITIES  (OCT 1994)

     The Contractor hereby agrees to indemnify and hold harmless the Government, its officers and employees from and against all claims, demands, damages, liabilities, losses, suits and judgments (including all costs and expenses incident thereto) which may be suffered by, accrued against, be charged to or recoverable from the Government, its officers and employees by reason of injury to or death of any person other than officers, agents, or employees of the Government or by reason of damage to property of others of whatsoever kind (other than the property of the Government, its officers, agents or employees) arising out of the operation of the aircraft. In the event the Contractor holds or obtains insurance in support of this covenant, a Certificate of Insurance shall be delivered to the Contracting Officer.

               (End of clause)

1252.237-70 QUALIFICATIONS OF EMPLOYEES (OCT 1994)

     The Contracting Officer may require dismissal from work of those employees which he/she deems incompetent, careless, insubordinate, unsuitable or otherwise objection-able, or whose continued employment he/she deems contrary to the public interest or inconsistent with the best interest of national security. The Contractor shall fill out, and cause each of its employees on the contract work to fill out, for submission to the Government, such forms as may be necessary for security or other reasons. Upon request of the Contracting Officer, the Contractor's employees shall be fingerprinted. Each employee of the Contractor shall be a citizen of the United States of America, or an alien who has been lawfully admitted for permanent residence as evidenced by Alien Registration Receipt Card Form I-151, or who presents other evidence from the Immigration and Naturalization Service that employment will not affect his/her immigration status.


               (End of provision)

1252.242-71 CONTRACTOR TESTIMONY (OCT 1994)

     All requests for the testimony of the Contractor or its employees, and any intention to testify as an expert witness relating to: (a) any work required by, and/or performed under, this contract; or (b) any information provided by any party to assist the Contractor in the performance of this contract, shall be immediately reported to the Contracting Officer. Neither the Contractor nor its employees shall testify on a matter related to work performed or information provided under this contract, either voluntarily or pursuant to a request, in any judicial or administrative proceeding unless approved by the Contracting Officer or required by a judge in a final court order.

               (End of clause)

1252.242-72 DISSEMINATION OF CONTRACT INFORMATION (OCT 1994)

     The Contractor shall not publish, permit to be published, or distribute for public consumption, any information, oral or written, concerning the results or conclusions made pursuant to the performance of this contract, without the prior written consent of the Contracting Officer. Two copies of any material proposed to be published or distributed shall be submitted to the Contracting Officer.

               (End of clause)

1252.242-73 CONTRACTING OFFICER'S TECHNICAL REPRESENTATIVE (OCT 1994)

    (a) The Contracting Officer may designate Government personnel to act as the Contracting Officer's Technical Representative (COTR) to perform functions under the contract such as review and/or inspection and acceptance of supplies, services, including construction, and other functions of a technical nature. The Contracting Officer will provide a written notice of such designation to the Contractor within five working days after contract award or for construction, not less than five working days prior to giving the contractor the notice to proceed. The designation letter will set forth the authorities and limitations of the COTR under the contract.

     (b) The Contracting Officer cannot authorize the COTR or any other representative to sign documents (i.e., contracts, contract modifications, etc.) that require the signature of the Contracting Officer.

               (End of clause)

                              PART III - SECTION J
                               LIST OF ATTACHMENTS

ATTACHMENT 1 - STATEMENT OF WORK, 3 PAGES

                              PART IV - SECTION K
       REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

52.252-1 SOLICITATION PROVISIONS INCORPORATED BY REFERENCE. (JUN 1988)

     This solicitation incorporates one or more solicitation provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

                            (End of provision)

          I. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)
                        SOLICITATION PROVISIONS

52.222-21 CERTIFICATION OF NONSEGREGATED FACILITIES. (APR 1984)
52.223-5  CERTIFICATION REGARDING A DRUG-FREE WORKPLACE. (JUL 1990)

52.203-2 CERTIFICATE OF INDEPENDENT PRICE DETERMINATION. (APR 1985)

     (a) The offeror certifies that--

         (1) The prices in this offer have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement with any other offeror or competitor relating to
(i) those prices, (ii) the intention to submit an offer, or (iii) the methods or factors used to calculate the prices offered;

         (2) The prices in this offer have not been and will not be knowingly disclosed by the offeror, directly or indirectly, to any other offeror or competitor before bid opening (in the case of a sealed bid solicitation) or contract award (in the case of a negotiated solicitation) unless otherwise required by law; and

         (3) No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition.

     (b) Each signature on the offer is considered to be a certification by the signatory that the signatory--

         (1) Is the person in the offeror's organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above; or

         (2) (i) Has been authorized in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above.

         Linda M. Frady, Director of Contracts - East (insert full name of person(s) in the offeror's organization responsible for determining the prices offered in this bid or proposal, and the title of his or her position in the offeror's organization.)

             (ii) As an authorized agent, does certify that the principals named in subdivision (b)(2)(i) above have not participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above; and

             (iii) As an agent, has not personally participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above.

     (c) If the offeror deletes or modifies subparagraph (a)(2) above, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure.

                             (End of provision)

52.203-4 CONTINGENT FEE REPRESENTATION AND AGREEMENT. (APR 1984)

     (a) Representation. The offeror represents that, except for full-time bona fide employees working solely for the offeror, the offeror--

     Note: The offeror must check the appropriate boxes. For interpretation of the representation, including the term "bona fide employee," see Subpart
3.4 of the Federal Acquisition Regulation.

         (1) / / has, /XX/ has not employed or retained any person or company to solicit or obtain this contract; and

         (2) / / has, /XX/ has not paid or agreed to pay to any person or company employed or retained to solicit or obtain this contract any commission, percentage, brokerage, or other fee contingent upon or resulting from the award of this contract.

     (b) Agreement. The offeror agrees to provide information relating to the above Representation as required by the Contracting Officer and, when subparagraph (a)(1) or (a)(2) is answered affirmatively, to promptly submit to the Contracting Officer--

         (1) A completed Standard Form 119, Statement of Contingent or Other Fees, (SF 119); or

          (2) A signed statement indicating that the SF 119 was previously submitted to the same contracting office, including the date and applicable solicitation or contract number, and representing that the prior SF 119 applies to this offer or quotation.

                            (End of provision)

52.203-8 REQUIREMENT FOR CERTIFICATE OF PROCUREMENT INTEGRITY. (NOV 1990) -
         ALTERNATE I. (SEP 1990)

     (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this provision.

     (b) Certifications. As required in paragraph (c) of this provision, the officer or employee responsible for this offer shall execute the following certification:

                       CERTIFICATE OF PROCUREMENT INTEGRITY

         (1) I, Linda M. Frady (Name of certifier), am the officer or employee responsible for the preparation of this offer or bid and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certificate, I have no information concerning a violation or possible violation of subsection 27(a), (d) or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423) (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement DTFA06-94-R-30067 (solicitation number).

         (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that, to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of Titan Corporation (Name of offeror) who has participated personally and substantially in the preparation or submission of this offer has certified that he or she is familiar with, and will comply with, the requirement of this subsection 27(a) of the Act, as

                                          29
implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of the Act, as implemented in the FAR, pertaining to this procurement.
     (3)  Violations or possible violations:
(Continue on plain bond paper if necessary and label Certificate of Procurement Integrity (Continuation Sheet), ENTER NONE IF NONE EXISTS)

NONE
--------------------------------------------------

--------------------------------------------------

--------------------------------   ---------------

(4) I agree that, if awarded a contract under this solicitation, the certification required by subsection 27(e)(1)(B) of the Act shall be maintained in accordance with paragraph (f) of this provision.

(Signature of the Officer or Employee             (Date)
Responsible for the Offer)

Linda M. Frady /s/ Linda M. Frady                 1/18/95
----------------------------------------
(Typed Name of the Officer or Employee
Responsible for the Offer)

*The Act became effective on December 1, 1990.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.
                                (End of certification)
  (c) For procurements, including contract modifications, in excess of $100,000 made using procedures other than sealed bidding, the signed certifications shall be submitted by the successful Offeror to the Contracting Officer within the time period specified by the Contracting Officer when requesting the certificates except as provided in subparagraphs (c)(1) through (c)(5) of this clause. In no event shall the certificate be submitted subsequent to award of a contract or execution of a contract modification:
     (1) For letter contracts, other unpriced contracts, or unpriced contract modifications, whether or not the unpriced contract or modification contains a maximum or not to exceed price, the signed certifications shall be submitted prior to the award of the letter contract, unpriced contract, or unpriced contract modification, and prior to the definitization of the letter contract or the establishment of the price of the unpriced contract or unpriced contract modification. The second certification shall apply only to the period between award of the letter contact and execution of the document definitizing the letter contract, or award of the unpriced contract or unpriced contract modification and execution of the document establishing the definitive price of such unpriced contract or unpriced contract modification.
     (2) For basic ordering agreements, prior to the execution of a priced order; prior to the execution of an unpriced order, whether or not the unpriced order contains a maximum or not to exceed price; and, prior to establishing the price of an unpriced order. The second certificate to be submitted for unpriced orders shall apply to the period between award of the unpriced order and execution of the document establishing the definitive price for such order.
     (3) A certificate is not required for indefinite delivery contracts (see subpart 16.5) unless the total estimated value of all orders eventually to be placed under the contract is expected to exceed $100,000.

                                          30
     (4) For contracts and contract modifications which include options, a certificate is required when the aggregate value of the contract or contract modification and all options (see 3.104-4(e)) exceeds $100.000.
     (5) For purposes of contracts entered into under section 8(a) of the SBA, the business entity with whom the SBA contracts, and not the SBA, shall be required to comply with the certification requirements of subsection 27(e). The SBA shall obtain the signed certificate from the business entity and forward the certificate to the Contracting Officer prior to the award of a contract to the SBA.
     (6) Failure of an Offeror to submit the signed certificate within the time prescribed by the Contracting Officer shall cause the offer to be rejected.
  (d) Pursuant to FAR 3.104-9(d), the Offeror may be requested to execute additional certifications at the request of the Government. Failure of an offeror to submit the additional certifications shall cause its offer to be rejected.
  (e) A certification containing a disclosure of a violation or possible violation will not necessarily result in the withholding of an award under this solicitation. However, the Government, after evaluation of the disclosure, may cancel this procurement or take any other appropriate actions in the interest of the Government, such as disqualification of the Offeror.
  (f) In making the certification in subparagraph (b)(2) of the certificate, the officer or employee of the competing contractor responsible for the offer may rely upon a one-time certification from each individual required to submit a certification to the competing contractor, supplemented by periodic training. These certifications shall be maintained by the Contractor for 6 years from the date a certifying employee's employment with the company ends or, for an agent, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the Contractor.
  (g) Certifications under paragraphs (b) and (d) of this provision are a material representation of fact upon which reliance will be placed in awarding a contract.

                                  (End of provision)

52.203-11           CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE
                    CERTAIN FEDERAL TRANSACTIONS (APR 1991)

     (a) The definitions and prohibitions contained in the clause, at FAR 52.203-12, Limitation on payments to influence Certain Federal Transactions, included in this solicitation, are hereby incorporated by reference in paragraph
(b) of this certification.
     (b) The offeror, by signing its offer, hereby certifies to the best of his or her knowledge and belief that on or after December 23, 1989,-
     (1) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal Loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan or cooperative agreement;
     (2) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with this solicitation, the offeror shall complete and submit, with its offer, OMB standard form LLL, Disclosure of Lobbying Activities, to the Contracting Officer; and

     (3) He or she will include the language of this certification in all subcontract awards at any tier and require that all recipients of subcontract awards in excess of $100,000 shall certify and disclose accordingly.

     (c) Submission of this certification and disclosure is a prerequisite for making or entering into this contract imposed by section 1352, title 31, United States Code. Any person who makes an expenditure prohibited under this provision or who fails to file or amend the disclosure form to be filed or amended by this provision, shall be subject to a civil penalty of not less than $10,000, and not more than $100,000, for each such failure.

                                  (End of Provision)

52.204-3 TAXPAYER IDENTIFICATION. (MAR 1994)

(a) Definitions.

     "Common parent," as used in the solicitation provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the Offeror is a member.

     "Corporate status," as used in this solicitation provision, means a designation as to whether the Offeror is a corporate entity, an unincorporated entity (e.g., sole proprietorship or partnership), or a corporation providing medical and health care services.

     "Taxpayer Identification Number (TIN)," as used in this solicitation provision, means the number required by the IRS to be used by the Offeror in reporting income tax and other returns.

(b) All Offerors are required to submit the information required in paragraphs (c) through (e) of this solicitation provision in order to comply with reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M and implementing regulations issued by the Internal Revenue Service (IRS). If the resulting contract is subject to reporting requirements described in FAR 4.903, the failure or refusal by the Offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

            (c) Taxpayer Identification Number (TIN).

             (XX) TIN: 952588754.
             (  ) TIN has been applied for.
             (  ) TIN is not required because:

            ( ) Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the U.S. and does not have an office or place of business or a fiscal paying agent in the U.S.;

            ( ) Offeror is an agency or instrumentality of a foreign government;

            ( ) Offeror is an agency or instrumentality of a Federal, state or local government;

            (  ) Other. State basis._________________________.

(d) Corporate Status.

        ( ) Corporation providing medical and health care services, or engaged in the billing and collecting of payments for such services;

        (XX) Other corporate entity;
        (  ) Not a corporate entity;
        (  ) Sole proprietorship

        (  ) Partnership

        ( ) Hospital or extended care facility described in 26 CFR 501(c)(3) that is exempt from taxation under 26 CFR 501(a).

   (e) Common Parent.

        (XX) Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this clause.
        (  ) Name and TIN of common parent:

Name_________________________________________________________________

TIN__________________________________________________________________

                              (End of provision)

52.209-5 CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT AND
         OTHER RESPONSIBILITY MATTERS. (MAY 1989)

     (a)(1) The Offeror certifies, to the best of its knowledge and belief, that--

         (i) The Offeror and/or any of its Principals--

            (A) Are ( ) are not (XX) presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency.

            (B) Have ( ) have not (XX), within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statutes relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property; and

            (C) Are ( ) are not (XX), presently indicted for, or otherwise criminal or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision (a)(1)(i)(B) of this provision.

         (ii) The Offeror has ( ) has not (XX), within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

        (2) "Principals," for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).
THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF

THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER SECTION 1001, TITLE 18, UNITED STATES CODE.

     (b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

     (c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification shall be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

     (d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

     (e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

                                (End of provision)

52.209-7 ORGANIZATIONAL CONFLICTS OF INTEREST CERTIFICATE-MARKETING
         CONSULTANTS. (NOV 1991)

     (a) Definitions.

         (1) Marketing consultant means any independent contractor who furnishes advise, information, direction, or assistance to an offeror or any other contractor in support of the preparation or submission of an offer for a government contract by that offeror. An independent Contractor is not a marketing consultant when rendering--

            (i) Services excluded in FAR 37.204;

            (ii) Routine engineering and technical service (such as installation, operation, or maintenance of systems, equipment, software, components, or facilities;

            (iii) Routine legal, actuarial, auditing, and accounting services; or

            (iv) Training services.

         (2) Organizational conflict of interest means that because of other activities or relationships with other persons, a person is unable or potentially unable to render impartial assistance or advice to the Government, or the person's objectivity in performing the contract work is or might be otherwise impaired, or a person has an unfair competitive advantage.

     (b) An individual or firm that employs, retains, or engages contractually one or more marketing consultants in connection with a contract, shall submit to the contracting officer, with respect to each marketing consultant, the certificates described below, if the individual or firm is notified that it is the apparent successful offeror.

     (c) The certificate must contain the following:

         (1) The name of the agency and the number of the solicitation in question.

         (2) The name, address, telephone number, and federal taxpayer identification number of the marketing consultant.

         (3) The name, address and telephone number of a responsible officer or employee of the marketing consultant who has personal knowledge of the marketing consultants involvement in the contract.

         (4) A description of the nature of the services rendered by or to be rendered by the marketing consultant.

         (5) The name, address, and telephone number of the client or clients, and the name of a responsible officer or employee of the marketing consultant who is knowledgeable about the service provided to such client(s), and a description of the nature of the services rendered to such client(s), if, based on information provided to the Contractor by the marketing consultant is rendering or, in the 12* months preceding the date of the certificate, has rendered services respecting the same subject matter of the instant solicitation, or directly relating to such subject matter, to the Government or any other client (including any foreign government or person).

         (6) A statement that the person who signs the certificate for the prime Contractor has informed the marketing consultant of the existence of subpart 9.5 and Office of Federal Procurement Policy Letter 89-1.

         (7) The signature, name, title, employer's name, address, and telephone number of the persons who signed the certificates for both the apparent successful offeror and the marketing consultant.

     (d) In addition, the apparent successful offeror shall forward to the Contracting Officer a certificate signed by the marketing consultant that the marketing consultant has been told of the existence of subpart 9.5 and Office of Federal Procurement Policy Letter 89-1, and the marketing consultant has made inquiry, and to the best of the consultant's knowledge and belief, the consultant has provided no unfair competitive advantage to the prime Contractor with respect to the services rendered or to be rendered in connection with the solicitation, or that any unfair competitive advantage that, to the best of the consultant's knowledge and belief, does or may exist, has been disclosed to the offeror.

     (e) Failure of the offeror to provide the required certifications may result in the offeror being determined ineligible for award. Misrepresentation of any fact may result in the assessment of penalties associated with false certifications or such other provisions provided for by law or regulation.

                                   (End of provision)

52.215-6 TYPE OF BUSINESS ORGANIZATION. (JUL 1987)

     The offeror or quoter, by checking the applicable box, represents that:

     (a) It operates as /XX/ a corporation incorporated under the laws of the State of Delaware, / / an individual, / / a nonprofit organization, or / / a joint venture; or

     (b) If the offeror or quoter is a foreign entity, it operates as
/ / an individual, / / a partnership, / / a nonprofit organization, / / a joint venture, or / / a corporation, registered for business in
________________.
(country)

                                  (End of provision)

52.215-11 AUTHORIZED NEGOTIATORS. (APR 1984)

     The offeror or quoter represents that the following persons are authorized to negotiate on its behalf with the Government in connection with this request for proposals or quotations:
 ...................................................................

                              35
  Sherrie R. Manuel, Contracts Representative (703) 758-5642
------------------------------------------------------------------
  Linda M. Frady, Director of Contracts - East (703) 758-5640
------------------------------------------------------------------

------------------------------------------------------------------

                       (End of provision)


52.219-1       SMALL BUSINESS CONCERN REPRESENTATION.     (JAN 1991)

     (a) Representation. The offeror represents and certifies as part of its offer that it / / is, /XX/ is not a small business concern and that / / all, /XX/ not all end items to be furnished will be manufactured or produced by a small business concern in the United States, its territories or possessions, Puerto Rico, or the Trust Territory of the Pacific Islands.
     (b) Definition. Small business concern, as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the size standards in this solicitation.
     (c) Notice. Under 15 U.S.C. 645(d), any person who misrepresents a firm's status as a small business concern in paragraph (a) of this clause in order to obtain a contract to be awarded under the preference programs established pursuant to sections 8(a), 8(b), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall--
     (1) be punished by imposition of fine, imprisonment, or both;
     (2) be subject to administrative remedies, including suspension and debarment; and
     (3) be ineligible for participation in programs conducted under the authority of the Act.

                       (End of provision)

52.219-2       SMALL DISADVANTAGED BUSINESS CONCERN REPRESENTATION   (FEB 1990)

     (a) Representation. The offeror represents that it / / is, /XX/ is not a small disadvantaged business concern.
     (b) Definitions.
     Asian-Pacific American, as used in this provision, means a United States citizen whose origins are in Japan, China, the Philippines, Vietnam, Korea, Samoa, Guam, the U.S. Trust Territory of the Pacific Islands (Republic of Palau), the Northern Mariana Islands, Laos, Kampuchea (Cambodia), Taiwan, Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Republic of the Marshall Islands, or the Federated States of Micronesia.
     Indian tribe, as used in this provision, means any Indian tribe, band, nation, or other organized group or community of Indians, including any Alaska Native Corporation as defined in 13 CFR 124.100 which is recognized as eligible for the special programs and services provided by the U.S. to Indians because of their status as Indians, or which is recognized as such by the State in which such tribe, band, nation, group, or community resides.
     Native Americans, as used in this provision, means American Indians, Eskimos, Aleuts, and native Hawaiians.
     Native Hawaiian Organizations, as used in this provision, means any community service organization serving Native Hawaiians in, and charted as a not-for-profit organization by, the State of Hawaii, which is controlled by Native Hawaiians, and whose business activities will principally benefit such

                                       36
Native Hawaiians.
     Small business concern, as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in 13 CFR 121.
     Small disadvantaged business concern, as used in this provision, means a small business concern that (a) is at least 51 percent unconditionally owned by one or more individuals who are both socially and economically disadvantaged, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one or more socially and economically disadvantaged individuals and (b) has its management and daily business controlled by one or more such individuals. This term also means a small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CFR 124.
     Subcontinent Asian American, as used in this provision, means a United States citizen whose origins are in India, Pakistan, Bangladesh, Sri Lanka, Bhutan, or Nepal.
     (c) Qualified groups. The offeror shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other individuals found to be qualified by SEA under 13 CFR
124. The offeror shall presume that socially and economically disadvantaged entities also include Indian tribes and Native Hawaiian Organizations.

                       (End of provision)

52.219-3       WOMEN-OWNED SMALL BUSINESS REPRESENTATION.      (APR 1984)

     (a) Representation. The offeror represents that it / / is, /XX/ is not a women-owned small business concern.
     (b) Definitions.
     "Small business concern," as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in 13 CFR 121.
     "Women-owned," as used in this provision, means a small business that is at least 51 percent owned by a woman or women who are U.S. citizens and who also control and operate the business.

                       (End of provision)

52.219-22      SIC CODE AND SMALL BUSINESS SIZE STANDARD.      (JAN 1991)

     (a) The standard industrial classification (SIC) code for this acquisition is 8999.
     (b)(1) The small business size standard is $3.5 million.
     (2) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

                       (End of provision)

52.222-19      WALSH-HEALEY PUBLIC CONTRACTS ACT REPRESENTATION. (APR 1984)

       N/A
     The offeror represents as a part of this offer that the offeror is / / or is not / / a regular dealer in, or is / / or is not / / a manufacturer of, the supplies offered.

                                 (End of provision)

52.222-22      PREVIOUS CONTRACTS AND COMPLIANCE REPORTS.    (APR 1984)

     The offeror represents that--
     (a) It /XX/ has, / / has not participated in a previous contract or subcontract subject either to the Equal Opportunity clause of this solicitation, the clause originally contained in Section 310 of Executive Order No. 10925, or the clause contained in Section 201 of Executive Order No. 11114;
     (b) It /XX/ has, /  / has not, filed all required compliance reports;
and
     (c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

                                 (End of provision)

52.222-25      AFFIRMATIVE ACTION COMPLIANCE.       (APR 1984)

     The offeror represents that (a) it /XX/ has developed and has on file, / / has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or (b) it / / has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

                                 (End of provision)

52.223-1       CLEAN AIR AND WATER CERTIFICATION.       (APR 1984)

The Offeror certifies that--
     (a) Any facility to be used in the performance of this proposed contract is / /, is not /XX/ listed on the Environmental Protection Agency (EPA) List of Violating Facilities;
     (b) The Offeror will immediately notify the Contracting Officer, before award, of the receipt of any communication from the Administrator, or a designee, of the EPA, indicating that any facility that the Offeror proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities; and
     (c) The Offeror will include a certification substantially the same as this certification, including this paragraph (c), in every nonexempt subcontract.

                                 (End of provision)

                              PART IV - SECTION L
                 INSTRUCTIONS, CONDITIONS AND NOTICES TO OFFEROR

52.252-1       SOLICITATION PROVISIONS INCORPORATED BY REFERENCE.    (JUN 1988)

     This solicitation incorporates one or more solicitation provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

                                 (End of provision)

                I.  FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)
                                SOLICITATION PROVISIONS

52.215-5             SOLICITATION DEFINITIONS. (JUL 1987)
52.215-7             UNNECESSARILY ELABORATE PROPOSALS OR QUOTATIONS. (APR 1984)
52.215-8             AMENDMENTS TO SOLICITATIONS. (DEC 1989)
52.215-9             SUBMISSION OF OFFERS. (DEC 1989)
52.215-10            LATE SUBMISSIONS, MODIFICATIONS, AND WITHDRAWALS OF
                     PROPOSALS. (DEC 1989)
52.215-12            RESTRICTION ON DISCLOSURE AND USE OF DATA. (APR 1984)
52.215-13            PREPARATION OF OFFERS. (APR 1984)
52.215-14            EXPLANATION TO PROSPECTIVE OFFERORS. (APR 1984)
52.215-15            FAILURE TO SUBMIT OFFER. (APR 1984)
52.215-16            CONTRACT AWARD. (JUL 1990)
52.222-46            EVALUATION OF COMPENSATION FOR PROFESSIONAL EMPLOYEES.
                     (FEB 1993)

52.216-1       TYPE OF CONTRACT.       (APR 1984)

     The Government contemplates award of a requirement contract resulting from this solicitation. Delivery/Task Orders issued under the contract will bee firm-fixed price.

                                 (End of provision)

52.233-2       SERVICE OF PROTEST.     (NOV 1988)

      (a) Protest, as defined in section 33.101 of the Federal Acquisition Regulation, that are filed directly with an agency, and copies of any protests that are filed with the General Accounting Office (GAO) or the General Services Administration Board of Contract Appeals (GSBCA), shall be served on the Contracting Officer (addressed as follows) by obtaining written and dated acknowledgment of receipt from ....

     Federal Aviation Administration
     Attn: Margorie M. Brooks, ASO-55N
     P.O. Box 20636
     Atlanta, GA  30320

     (b) The copy of any protest shall be received in the office designated above on the same day a protest is filed with the GSBCA or within one day of filing a protest with the GAO.

                                 (End of provision)

1252.209-70  DISCLOSURE OF CONFLICTS OF INTEREST  (OCT 1994)

     It is the Department of Transportation's (DOT) policy to award contracts to only those offerors whose objectivity is not impaired because of any related past, present, or planned interest, financial or otherwise, in organizations regulated by DOT or in organizations whose interests may be substantially affected by Departmental activities. Based on this policy:

     (a) The offeror shall provide a statement in its proposal which describes in a concise manner all past, present or planned organizational, financial, contractual or other interest(s) with an organization regulated by DOT, or with an organization whose interests may be substantially affected by Departmental activities, and which is related to the work under this solicitation. The interest(s) described shall include those of the proposer, its affiliates, proposed consultants, proposed subcontractors and key personnel of any of the above. Past interest shall be limited to within one year of the date of the offeror's technical proposal. Key personnel shall include any person owning more than 20% interest in the offeror, and the offeror's corporate officers, its senior managers and any employee who is responsible for making a decision or taking an action on this contract where the decision or action can have an economic or other impact on the interests of a regulated or affected organization.

     (b) The offeror shall describe in detail why it believes, in light of the interest(s) identified in (a) above, that performance of the proposed contract can be accomplished in an impartial and objective manner.

     (c) In the absence of any relevant interest identified in (a) above, the offeror shall submit in its proposal a statement certifying that to its best knowledge and belief no affiliation exists relevant to possible conflicts of interest. The offeror must obtain the same information from potential subcontractors prior to award of a subcontract.

     (d) The Contracting Officer will review the statement submitted and may require additional relevant information from the offeror. All such information, and any other relevant information known to DOT, will be used to determine whether an award to the offeror may create a conflict of interest. If any such conflict of interest is found to exist, the Contracting Officer may (1) disqualify the offeror, or (2) determine that it is otherwise in the best interest of the United States to contract with the offeror and include appropriate provisions to mitigate or avoid such conflict in the contract awarded.

     (e) The refusal to provide the disclosure or representation, or any additional information required, may result in disqualification of the offeror for award. If nondisclosure or misrepresentation is discovered after award, the resulting contract may be terminated. If after award the Contractor discovers a conflict of interest with respect to the contract awarded as a result of this solicitation, which could not reasonably have been known prior to award, an immediate and full disclosure shall be made in writing to the Contracting Officer. The disclosure shall include a full description of the conflict, a description of the action the contractor has taken, or proposes to take, to avoid or mitigate such conflict. The Contracting Officer may, however, terminate the contract for convenience if he or she deems that termination is in the best interest of the Government.

                                 (End of provision)

SO-L-1  PRE-AWARD SURVEY

     The Government reserves the right to conduct a pre-award survey on any offeror or on any offeror's proposed subcontractor. If a pre-award survey is conducted, it does not mean that an offeror has been selected for award.

SO-L-2  PRE-PROPOSAL CONFERENCE

     A pre-proposal conference is not planned.

SO-L-3  PROPOSAL PREPARATION--INSTRUCTIONS

     Proposals shall be submitted in accordance with the instructions herein. Non-conformance with the specified content may be cause for not accepting the proposal.

     a. GENERAL REQUIREMENTS. The material presented in the offeror's proposal must address, in a clear and concise manner, all the information requested in the paragraphs below and that information necessary for the Government to evaluate the offeror's proposal in accordance with the evaluation criteria contained in Section M. Comprehensive responses are necessary to enable the Government to evaluate the offeror's understanding and capability to accomplish the contract requirements. The offeror shall provide sufficient detail to substantiate the validity of all stated claims.

     The Technical Proposal must be sufficiently detailed to describe the offeror's capabilities as set forth in Paragraph SO-L-5. The Technical Proposal must be specific, detailed and complete to clearly demonstrate the offeror's understanding of the requirements involved in providing the services as described in the Statement of Work. Rephrasing or restating the Government's requirements is insufficient and will result in the proposal being considered non-responsive. The Technical Proposal shall not include any cost information.

SO-L-4  PROPOSAL PRESENTATION

     a. PACKAGING AND LABELING. The Technical Proposal and the Cost Proposal may be submitted in the same envelope/container; however, the cost proposal must be in a sealed envelope and marked as instructed herein. Each copy of each proposal shall be marked with the solicitation number and the offeror's name.

     b. PAGE SIZE, TYPING, AND SPACING. Page size shall be 8 1/2 by 11 inches and shall be printed on both sides using double spacing. When both sides of a sheet of paper contain material, it will be counted as two (2) pages. One or two columns of text information per page is acceptable. Each copy of the Technical Proposal shall contain a table of abbreviations (if applicable) with their explanations.

     c. FOLD-OUTS. Legible charts and graphs may be used to depict organization structures, system descriptions and layouts, implementation schedules, plans, etc. These charts and graphs shall be uncomplicated to preserve clarity. Fold-out pages shall fold entirely within the volume. Networks, however, shall be folded to an approximate 8 1/2 by 11 inch page size and inserted into pockets attached to the volume. Networks shall not exceed 4 by 8 feet in size.

     d. INDEXING. Each copy of the Technical Proposal shall contain a Table of Contents which identifies major paragraphs by number and title as well as by page number.

     e.   NUMBER OF COPIES/PAGE LIMITS.

               Technical Proposal - 200 pages, 4 copies
               Cost Proposal - no page limit, 4 copies

SO-L-5         ORGANIZATION OF PROPOSALS

     The proposal shall consist of a Technical Proposal and a Cost Proposal as described herein.

SO-L-5.1       TECHNICAL PROPOSAL FORMAT AND CONTENT

     GENERAL. To permit a thorough and effective evaluation, the Technical Proposal shall be precise and complete. Technical Proposals shall also follow the required format as specified herein. The offeror must discuss each evaluation criterion. The Statement of Work (SOW) must be fully addressed to reflect the offeror's understanding of the solicitation requirements and the work to be undertaken. The proposal must be cross-referenced to specific paragraph numbers of the Statement of Work. The Technical Proposal shall clearly and fully demonstrate the prospective offeror's understanding of the scope of the requirements and that they possess the capabilities to perform under this requirements contract. OFFERORS ARE CAUTIONED TO OMIT ALL COST INFORMATION FROM THE TECHNICAL PROPOSAL.

     The offeror's proposal is presumed to represent the best efforts of the offeror. Any significant omissions or inconsistencies raise a fundamental issue of the offeror's understanding of the requirements or ability to perform the contract and may result in a determination of technical unacceptability and disqualification. If the Government holds written or oral discussions, offerors in the competitive range may be required to submit updates and supplements to their initial proposals.

SO-L-5.1.1     RELEVANT EXPERIENCE (CRITERION 1)

     Provide a narrative addressing relevant prior and current experience related to the activities contained in the Statement of Work. Include verifiable evidence demonstrating the offeror's record for meeting schedule and completion dates in providing similar services under other contracts.

     If subcontractors are contemplated in the performance of the contract, address relevant prior and current experience of the proposed subcontractors. Include letters of intent from any proposed subcontractors named in the proposal, indicating their intention to perform work under any awarded contract.

     The Government may send questionnaires to selected contracting officers and technical officers as a further means of evaluating experience on relevant previous contracts.

SO-L-5.1.2     KEY PERSONNEL (CRITERION 2)

     Offerors shall provide details demonstrating the quality and pertinence

                                          42
of the experience and qualifications of key staff members proposed to perform work under the contract. Offerors must identify whether these individuals, and their particular expertise, are proposed to be provided by a subcontractor or by the prime Contractor.

     The Government considers the position of Project Manager to be Key Personnel. Offerors must identify the individual proposed as Project Manager, state whether or not he/she is currently employed by the offeror, and provide a detailed description of her/his qualifications, including relevant expertise, experience, and educational background.

     Offerors should provide a narrative describing the proposed participation of corporate officers/leaders in the performance of tasks under this contract.

SO-L-5.1.3     SPECIFIC TECHNICAL KNOWLEDGE AND ABILITIES (CRITERION 3)

     Offerors shall provide details describing the extent of their knowledge and understanding of the Federal Response Plan, and the problems faced by local, State, and Federal responders resulting from a major disaster. State how knowledge and understanding was obtained. Offerors may reference experience described in Criterion 1. Provide evidence of experience and ability in producing clear, concise, and technically accurate written materials and graphics.

SO-L-5.2       COST PROPOSAL FORMAT AND CONTENT

     The Cost Proposal shall be submitted in a separate sealed envelope, clearly marked "COST PROPOSAL". The Cost Proposal will consist of the submission of a listing of hourly rates for disciplines/labor categories which might be used for tasks under this contract, overhead rates (include all which might be charged on a task), G&A rates, profit rates, etc. Include rates which would be charged on work subcontracted, if applicable.

                            PART IV - SECTION M
                        EVALUATION FACTORS FOR AWARD

52.252-1 SOLICITATION PROVISIONS INCORPORATED BY REFERENCE. (JUN 1988)

     This solicitation incorporates one or more solicitation provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

                              (End of provision)

             I. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)
                       SOLICITATION PROVISIONS

52.232-15 PROGRESS PAYMENTS NOT INCLUDED. (APR 1984)

SO-M-1 PREAWARD SURVEY

     In accordance with FAR Subpart 9.1, the Government may conduct a Preaward Survey at its discretion. The factors listed therein may be investigated during the survey, and any findings shall be considered in making a determination of responsibility.

SO-M-2 SUBCONTRACTOR PREAWARD SURVEY

     The Government reserves the right to conduct a similar survey on any subcontractors.

SO-M-3 BASIS FOR AWARD

     The Government will evaluate proposals and award a contract to the responsible offeror who proposes the most advantageous offer to the Government in accordance with the Request for Proposals (RFP). Both the Technical and Cost Proposals must be determined as acceptable by the Government in order to be considered eligible for award.

     AWARD MAY BE MADE ON THE BASIS OF THE ORIGINAL PROPOSAL(S), AS SUBMITTED, WITHOUT WRITTEN OR ORAL DISCUSSION.

     The Government reserves the right to reject any or all offers, and to waive minor irregularities and discrepancies in offers received, and to make an award based on the initial offers submitted without negotiating and without soliciting best and final offers.

SO-M-4 OVERALL RELATIVE IMPORTANCE OF EVALUATION CRITERIA

     The Technical Proposal is of significantly greater importance than the Cost Proposal. It will be evaluated for adequacy and compliance with the solicitation requirements as highlighted under Section SO-M-5. Only the Technical Proposal will be numerically scored.

     The Cost Proposal will be evaluated for reasonableness and overall risk to the Government pursuant to SO-M-6, and for adequacy and compliance with the solicitation requirements. The Cost Proposal will not be scored. As the differences in technical scores decrease, the cost becomes more important. Therefore, the highest scored Technical Proposal, or the lowest priced Cost Proposal, may not necessarily result in an award.

SO-M-5 TECHNICAL PROPOSAL EVALUATION CRITERIA

     a. Proposals will be evaluated to access the degree of compliance and completeness, and the degree of capability of the offeror to accomplish the requirements of the Statement of Work.

     b. Technical aspects of the proposal will be evaluated in accordance with the following criteria. The criteria are listed in descending order of importance. Within Criterion two and three, the subcriteria are listed in descending order of importance.

     c. Technical Criteria.

                    CRITERION 1 - RELEVANT EXPERIENCE
                         (Reference SO-L-5.1.1)

The offeror's proposal will be evaluated for the degree to which it demonstrates possession of the experience, knowledge and ability to perform the activities set forth in the Statement of Work.

The Government will evaluate the offeror's and any proposed subcontractor's recent relevant corporate experience and past performance in contracts of a similar nature to assess capability of performance on this contract. The Government will be the sole determinant of what qualifies as "relevant" in reference to requirements set forth in the solicitation.

Offerors are advised that the Government will not necessarily look at the total number of relevant examples provided by the offeror, but will carefully consider the nature of the work performed, the extent of complexity and overall performance. In addition to the examples provided by the offerors, the Government reserves the right to consider other contracts involving relevant experience performed by the offeror but not cited within their proposal.

As noted above, evaluation will be based on the extent and depth of the experience and past performance and the offeror's demonstrated ability to perform same or similar services as described in the Statement of Work. The extent and depth will be measured by the number, complexity, variety, and success of recent corporate projects.

The Government reserves the right to verify contractual data submitted by the offeror.

                           CRITERION 2 - KEY PERSONNEL
                             (Reference SO-L-5.1.2)

The offeror's proposal will be evaluated for the degree to which it demonstrates:

     1. Quality and relevance of expertise and experience of the key staff proposed for performance of activities set forth in the Statement of Work.

     2. Relevant expertise and experience of the proposed Project Manager related to activities set forth in the Statement of Work.

     3. Participation of corporate leadership in tasks under this contract.

            CRITERION 3 - SPECIFIC TECHNICAL KNOWLEDGE AND ABILITIES
                             (Reference SO-L-5.1.3)

The offeror's proposal will be evaluated for the degree to which it demonstrates:

     1. Knowledge and understanding of the Federal Response Plan.

     2. Knowledge and understanding of problems faced by local, State, and Federal responders resulting from a major disaster.

     3. Ability to produce clear, concise, and technically accurate written materials and graphics.

SO-M-6 COST PROPOSAL (Reference SO-L-5.2)

     The Cost Proposal will be evaluated for reasonableness and risk to the Government. It will be used to determine the offeror's understanding of the work and ability to perform the tasks under the contract. The Cost Proposal will be evaluated but not numerically scored.

                                                                   ATTACHMENT 1
                                                                    PAGE 1 OF 3

                                STATEMENT OF WORK

1. SCOPE

This contract provides for the provision of technical services in support of the Federal Aviation Administration's (FAA) Emergency Operations Program. The technical services may include internal FAA exercise development, support for FAA participation in external agency exercises and the development or revision of FAA plans and standard operating procedures. The exercise scenarios shall include both National Security emergencies and catastrophic natural and technological disasters. The technical services shall support both FAA Headquarters and regions.

This is a three year contract with tasks to be assigned pending funding availability.

2. BACKGROUND

The FAA Emergency Operations Program is directed at identifying essential FAA functions, developing plans for performing these functions, developing the capability to execute the plans, and routinely exercising the plans. The FAA Emergency Operations Plans, FAA Order 1900.1E, provides for an all-hazards/all-risk approach to emergency situations, including national security emergencies, natural disasters, technological emergencies, or other emergency situations that seriously degrade or threaten the FAA mission. Order 1900.1.E. provides for the protection of FAA personnel and facilities in order to provide for continued effective operation of the National Airspace System (NAS), the continued maintenance of essential functions, the recovery and reconstitution of the NAS should it be damaged or otherwise disabled, and support to the Department of Transportation The Manager, Emergency Operations Staff, serving as the FAA emergency coordinator, is the sponsor for this project.

3. SECURITY REQUIREMENTS

     3.1 General. The contractor's personnel and facilities shall meet the FAA security requirements based on the terms and conditions of the contract. All contractor personnel working on this contract shall have a Secret clearance.

     3.2 Protection of National Security Information. Performance of this contract shall require access to classified National Security Information by the Contractor and its employees at some FAA facilities. Contract performance involving classified information is restricted to those facilities and personnel designated in writing by the Contracting Officer after coordination with the Civil Aviation Security Division (ACS-300).

The contractor shall safeguard all classified material and shall provide and maintain a system of security controls within its organization in accordance with the requirements of: (1) the Department of Defense Security Agreement (DD Form 441), (2) the Industrial Security Manual (ISM)(attachment to DD Form 441), and (3) any future revisions or changes to the ISM.

                                                                   ATTACHMENT 1
                                                                    PAGE 2 OF 3

The Contracting Officer shall furnish complete classification and security guidance for the Contractor by issuing an individual "DOD Contract Security Classification Specification" (DD Form 254) for each FAA facility at which access to classified information shall be required for contract performance.

4. ACTIVITY REPORTS

The contractor shall discuss the status of the project weekly with the Contracting Officer's Technical Representative (COTR). These discussions will stress the status of the work. In addition, a monthly letter report will be submitted. This monthly report will describe the progress of each task and a breakdown of expenditures.

5. TASKS

     5.1 General. Actual tasking assignments shall be designated by the Contracting Officer when technical support is needed and there is sufficient funding available to provide for the support. The designated support shall be in the areas listed below.

     5.2 Internal FAA Exercise Support. Develop and provide technical services in support of Internal FAA exercises. The contractor shall provide exercise support to the FAA for the development and execution of internal FAA exercises. Exercise support consists of scenario development, message preparation, controller services, logistics support, master scenario events list preparation, accumulation and presentation of critique comments, statements of lessons learned, the preparation of pre-exercise participant information hand-outs and the preparation of "school solution" papers for the prescribed exercises. The scenarios will consist of simulations of national security emergencies, catastrophic natural and technological disasters, and command and control exercises. The exercises will be developed for regional only play, headquarters only play and combined region and headquarters exercises. The exercises will consist of a mix of table-top and full scale interactive exercises between and among regions and headquarters.

     5.3. External FAA Exercise Support. Develop and provide technical services in support of FAA participation in exercises involving external agencies. The contractor shall provide exercise support to the FAA in the development and execution of FAA headquarters and regional participation in major joint civil-military exercises and other external exercises which are initiated by FAA or require FAA participation. The exercise support will include all the elements contained in Task I.

     5.4 Other Technical Services. Provide technical services in support of Headquarters and regional plan and standard operating procedures (SOP's) development. The contractor shall provide for the development or revision of headquarters and regional emergency plans and associated appendices and standard operating procedures for selected aspects of FAA headquarters and regional operations.

                                                                   ATTACHMENT 1
                                                                    PAGE 3 OF 3

6. FIRST YEAR TASKS AND DELIVERABLES (Subject to further requirements determination and the availability of funding)

     6.1 The contractor shall provide five-regional table-top exercises based on a catastrophic technological disaster or similar scenario. The Contracting Officer's Technical Representative (COTR) shall designate the type of event prior to initiation of the work. All outside agencies shall be simulated by a response cell. Exercise development and presentation requirements are contained in paragraph 5.2.

     6.2 A headquarters exercise involving a catastrophic natural disaster. The COTR shall designate the type of event prior to initiation of the work. All outside agencies shall be simulated by a response cell.

     6.3 A multi-regional/headquarters exercise involving a catastrophic natural disaster. The COTR shall designate the type of event prior to inition of the work. All outside agencies shall be simulated through a response cell.

7. PLACE OF DELIVERY

The tasks shall be delivered to the following address:

         Federal Aviation Administration
         Manager, Emergency Operations Staff, ADA-20
         Room 1015E
         800 Independence Ave., S.W.
         Washington, D.C. 20591

8. OTHER

     8.1 No equipment will be provided in support of this project. However, the FAA will provide the contractor with appropriate reference documents.

     8.2 Contractor Furnished Items. The contractor shall furnish all facilities and equipment necessary to perform this project.

9. OTHER CONSIDERATIONS.

     9.1 Contractor employees assigned to the project shall possess a SECRET security clearance. The contractor shall maintain a facility approved for the use and storage of SECRET material.

     9.2 Travel costs associated with project review and exercise participation are the contractor's responsibility.

[LOGO] TITAN

18 January 1995

DOT/Federal Aviation Administration
Southern Region, ASO-55N
1701 Columbia Avenue
College Park, Georgia 30337

Attention: Marjorie M. Brooks

Subject:   Titan Proposal No. P217

Reference: Solicitation No. DTFA06-94-R-30067/Amendment No. 0001 dated
           02 December 1994

Dear Ms. Brooks:

The Titan Corporation, Titan Systems Division is pleased to submit the subject proposal in response to the referenced solicitation. Our proposal is submitted on a Firm Fixed Price basis and shall remain valid for a period of sixty (60) days from submission.

Should you have any questions please contact Sherrie Manuel at (703) 758-5642 or the undersigned at (703) 758-5640.

Sincerely,

Titan Systems Division


/s/ Linda M. Frady

Linda M. Frady
Director of Contracts - East

SRM/ca

--------------------------------------------------------------------------------
1900 Campus Commons Drive, Reston, Virginia 22091                 (703) 758-5600

                                                                    [LOGO] TITAN

Titan Proposal: P217
In Response To: DTFA06-94-R-30067
and Amendment No 0001
Dated December 2, 1994

                               TECHNICAL SERVICES
                                  IN SUPPORT OF
                      THE FEDERAL AVIATION ADMINISTRATION'S
                          EMERGENCY OPERATIONS PROGRAM

                                    VOLUME I

                               TECHNICAL PROPOSAL

                                JANUARY 18, 1995

                                                              Copy 6 of 8 Copies

Submitted to:                                  Submitted by:
      DOT/Federal Aviation Administration            Titan Corporation
      Southern Region, ASO-55N                       Titan Systems Group
      1701 Columbia Avenue                           1900 Campus Commons Drive
      College Park, Georgia 30337-2714               Reston, Virginia 22091-1535

================================================================================
THIS PROPOSAL OR QUOTATION INCLUDES DATA THAT SHALL NOT BE DISCLOSED OUTSIDE THE GOVERNMENT AND SHALL NOT BE DUPLICATED, USED OR DISCLOSED IN WHOLE OR PART FOR ANY PURPOSE OTHER THAN TO EVALUATE THIS PROPOSAL OR QUOTATION. IF, HOWEVER, A CONTRACT IS AWARDED TO THIS OFFEROR AS A RESULT OF OR IN CONNECTION WITH THE SUBMISSION OF THIS DATA, THE GOVERNMENT SHALL HAVE THE RIGHT TO DUPLICATE, USE OR DISCLOSE THE DATA TO THE EXTENT PROVIDED IN THE RESULTING CONTRACT. THIS RESTRICTION DOES NOT LIMIT THE GOVERNMENT'S RIGHT TO USE INFORMATION CONTAINED IN THE DATA IF IT IS OBTAINED FROM ANOTHER SOURCE WITHOUT RESTRICTION. THE DATA SUBJECT TO THIS RESTRICTION IS CONTAINED IN ALL PAGES OF OUR PROPOSAL.
================================================================================

                                                                    [LOGO] TITAN

                                TABLE OF CONTENTS

Section                                                                     Page

EXECUTIVE SUMMARY ......................................................... ES-1

1.0  INTRODUCTION .........................................................  1-1
     1.1  ORGANIZATION OF THE PROPOSAL ....................................  1-2
     1.2  COMPLIANCE MATRIX ...............................................  1-3

2.0  TECHNICAL APPROACH ...................................................  2-1
     2.1  UNDERSTANDING THE REQUIREMENT ...................................  2-4
          2.1.1  Background ...............................................  2-4
          2.1.2  FAA Emergency Operations Program and the Emergency
                 Operations Plan ..........................................  2-6
          2.1.3  The FAA and the Federal Response Plan (FRP) .............. 2-13
     2.2  UNDERSTANDING THE STATEMENT OF WORK ............................. 2-20
     2.3  UNDERSTANDING THE EVALUATION CRITERIA ........................... 2-25
          2.3.1  Relevant Experience (Criterion 1) ........................ 2-25
          2.3.2  Key Personnel (Criterion 2) .............................. 2-29
          2.3.3  Specific Technical Knowledge and Abilities (Criterion 3) . 2-30
     2.4  EXERCISE SUPPORT REQUIREMENTS ................................... 2-34
          2.4.1  General .................................................. 2-34
          2.4.2  Exercise Design .......................................... 2-34
          2.4.3  Exercise Preparation ..................................... 2-37
          2.4.4  Exercise Conduct ......................................... 2-46
          2.4.5  Post-Exercise Activities ................................. 2-46
     2.5  TASK I - SUPPORT FOR INTERNAL FAA EXERCISES ..................... 2-49
          2.5.1  Understanding ............................................ 2-50
          2.5.2  Approach ................................................. 2-69
          2.5.3  Conclusion ............................................... 2-82
     2.6  TASK II - SUPPORT FOR EXTERNAL FAA EXERCISES .................... 2-83
          2.6.1  Understanding ............................................ 2-84
          2.6.2  Approach ................................................. 2-87
          2.6.3  Conclusion ............................................... 2-89
     2.7  TASK III - SUPPORT TO OTHER TECHNICAL SERVICES .................. 2-90
          2.7.1  Understanding ............................................ 2-91
          2.7.2  Approach ................................................. 2-94
          2.7.3  Conclusion ............................................... 2-99

3.0  PROJECT MANAGEMENT PLAN ..............................................  3-1
     3.1  PROFESSIONAL QUALIFICATIONS .....................................  3-4
          3.1.1  Project Organization .....................................  3-5
          3.1.2  Skill Requirements .......................................  3-6
          3.1.3  Personnel Selection and Qualifications ...................  3-7

          3.1.4  Key Personnel and Support Staff ..........................  3-7
          3.1.5  Corporate Leadership ..................................... 3-13
     3.2  RESUMES OF THE TITAN TEAM ....................................... 3-14
     3.3  TASK ORDER MANAGEMENT ........................................... 3-43
     3.4  PROJECT MANAGEMENT CONTROLS ..................................... 3-45
          3.4.1  General .................................................. 3-45
          3.4.2  Project Monitoring ....................................... 3-46
          3.4.3  Cost Management .......................................... 3-47
          3.4.4  Activity Reporting ....................................... 3-48
          3.4.5  Quality Assurance Measures ............................... 3-50
          3.4.6  Corrective Actions ....................................... 3-51

4.0  PREVIOUS RELATED EXPERIENCE ..........................................  4-1
     4.1  DIRECT RELATIONSHIP TO SOW ......................................  4-3
          4.1.1  Task I - Support Internal FAA Exercises ..................  4-3
          4.1.2  Task II - Support FAA Participation In Exercises Involving
                 External Agencies ......................................... 4-4
          4.1.3  Task III - Other Technical Services ....................... 4-5
     4.2  TITAN'S RELEVANT CORPORATE EXPERIENCE ............................ 4-6
          4.2.1  FAA NSEP Program .......................................... 4-6
          4.2.2  FEMA Exercise Support ..................................... 4-8
          4.2.3  FEMA Team Development and Operations Support ..............4-10
          4.2.4  FEMA Operational Planning Support and Technical Assistance 4-11
          4.2.5  Chemical Stockpile Emergency Preparedness Program (CSEPP)  4-12
          4.2.6  National Communications Systems Operational Test and
                 Evaluation ................................................4-13
          4.2.7  FEMA Evaluation and Assessment Program Development
                 and Operation .............................................4-15
          4.2.8  JCS Exercise Support ......................................4-17
          4.2.9  FEMA Operations Support SETA ..............................4-18

5.0  CORPORATE FACILITIES AND RESOURCES .................................... 5-1
     5.1  TITAN SYSTEMS GROUP .............................................. 5-2
     5.2  COMPANY RESOURCES ................................................ 5-5
     5.3  FACILITIES ....................................................... 5-7
     5.4  SECURITY ......................................................... 5-9
          5.4.1   Titan Security Procedures ................................5-10
          5.4.2   Handling of Classified Information .......................5-11

    ANNEX A - TABLE OF ABBREVIATIONS ....................................... A-1

    ANNEX B - COMPLIANCE MATRIX ............................................ B-1

                                                                    [LOGO] TITAN

                                LIST OF EXHIBITS

EXHIBIT                                                                     PAGE

1.1-1   Proposal Organization .............................................. 1-2

2.0-1   Titan Commitment ................................................... 2-2
2.0-2   Organization Within Section 2.0 .................................... 2-3
2.1-1   FAA Regional Exercises (1992-1994) ................................. 2-5
2.1-2   FAA's Emergency Operations Program Development Cycle ............... 2-7
2.1-3   FAA Crisis Response System (CRS) ...................................2-10
2.1-4   DOT and FAA Support to ESFs ........................................2-15
2.1-5   Federal Response Structure .........................................2-16
2.1-6   FAA Federal Response Plan Information Flow .........................2-17
2.2-1   Task Interrelationships ............................................2-20
2.3-1   Examples of Damage Response Subjects/Problems ......................2-32
2.4-1   Typical Exercise Cycle .............................................2-35
2.4-2   Exercise Design Approach ...........................................2-36
2.4-3   Notional Task Assignment and Planning Schedule .....................2-37
2.4-4   Key Events .........................................................2-38
2.4-5   Notional EXPLAN Outline ............................................2-41
2.4-6   After-Action Critique Outline ......................................2-48
2.5-1   Task I Overview ....................................................2-49
2.5-2   Task I - Table-Top to Interactive Full-Scale Exercises .............2-51
2.5-3   Task I Elements ....................................................2-52
2.5-4   Actual Implementer Messages ........................................2-55
2.5-5   Exercise Control Functions .........................................2-56
2.5-6   Logistics Support Factors ..........................................2-59
2.5-7   Examples of Logistics Support Details ..............................2-59
2.5-8   Task I Elements ....................................................2-68
2.5-9   Titan's Nine-Step Exercise Design Template .........................2-70
2.5-10  Steps in Pre-Exercise Phase ........................................2-71
2.5-11  Table-Top Documentation ............................................2-72
2.5-12  Steps in Exercise Conduct Phase ....................................2-73
2.5-13  Steps in Post-Exercise Phase .......................................2-74
2.5-14  After-Action Report (Outline for Large Exercise) ...................2-82
2.6-1   Task II Overview ...................................................2-83
2.6-2   Nine Steps to Support External Exercises ...........................2-88
2.7-1   Task III Overview ..................................................2-90
2.7-2   Task III Technical Approach ........................................2-95

                                LIST OF EXHIBITS

EXHIBIT                                                                     PAGE

3.1-1   The Project Team ................................................... 3-4
3.1-2   Task Skill Requirements ............................................ 3-8
3.1-3   Personnel Skills ................................................... 3-9
3.3-1   Titan Task Order Management Process ................................3-45

4.1-1   Technical Support Spectrum ......................................... 4-1
4.2-1   Contract Data ...................................................... 4-7

5.0-1   The Titan Corporation .............................................. 5-1
5.1-1   Titan Systems Group ................................................ 5-2

                                                                    [LOGO] TITAN

                               EXECUTIVE SUMMARY

      Titan Corporation is pleased to respond to the Request for Proposal (RFP) DTFA06-94-R-30067 and Amendment 0001 thereto to provide technical services in support of the Federal Aviation Administration's (FAA) Emergency Operations Program. Titan brings a history of outstanding support to the Federal government in emergency preparedness support and is experienced in every aspect of emergency preparedness planning, exercise design, conduct, and evaluation. We have analyzed the solicitation carefully and propose an approach which we have successfully used in providing current support to the FAA's Emergency Operations Program, as well as other programs of a similar nature in the national emergency operations community. In fact, our current efforts are virtually parallel to those contained in this Statement of Work (SOW). Based on our past experiences, our program experience, and our proposed approach, we are highly confidant that our development of FAA exercises and the assistance in emergency plan formulation will continue to successfully meet FAA's expectations. We have a proven track record for meeting contract requirements with a high degree of success, within cost, and on schedule.

      IN ADDITION TO OUR STRONG CORPORATE COMMITMENT TO THIS PROGRAM TITAN'S QUALIFICATIONS ARE CHARACTERIZED BY:

      - Strong, current RELEVANT EXPERIENCE by virtue of near-term successful exercise support to the FAA on tasks defined in this procurement and a history of high quality, successful performance on this and similar complex, multimillion dollar programs.

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

      - The availability of KEY PERSONNEL to support this effort by way of a top-notch project manager and a highly qualified group of additional Titan staff.

      - Detailed TECHNICAL KNOWLEDGE of and involvement with all aspects of the Federal Response Plan and FAA Order 1900.1E, FAA Emergency Operations Plan, extensive experience in planning, training, and exercising for emergency operations programs at local, State, and Federal levels.

      - Strong security awareness, excellent facilities and superb administrative support equipment and people.

      WE UNDERSTAND THE ROLES, MISSIONS, AND INTERFACES OF THE NATIONAL COMMUNITY INVOLVED IN THE CONDUCT OF EMERGENCY PREPAREDNESS EXERCISES:

      - We understand the FAA's mission and system capabilities, and requirements, and the need to structure an exercise program that will validate and improve its emergency preparedness programs.

      - We have assisted other Federal departments and agencies in planning and development of their exercise programs. Because we are currently active in these programs, there is a synergism in our ability to integrate emergency preparedness common issues into early exercise planning. This enhances the effectiveness of all programs.

      OUR TECHNICAL APPROACH HAS PROVEN TO BE SOUND:

      - Our capability to implement our proposed planning methodology has been substantiated on numerous occasions for a diverse group of customers. This included design, scenario development, conduct, and evaluation of exercises such

                                                                    [LOGO] TITAN

            as FEMA sponsored CIVEX and HILEX series, CJCS sponsored PROUD SCOUT and PROUD EAGLE; NATO sponsored CMX; DOE/FBI sponsored MIRAGE GOLD; DOJ sponsored SOFLEX; along with many natural and technological disaster exercises within which the on-going FAA activity is included.

      - Experience has shown that our methodology is valid and is directly reflected in every step of the exercise development process. Further, we fully understand the coordination process necessary among the elements of the national hierarchy as well as within the regional and local structure.

      - Our technical approach and qualified staff will ensure that overall exercise support effort provides a reliable means to evaluate emergency preparedness so as to ultimately enhance operational capability.

      - We understand what to do and are prepared to begin immediately. Staffing continuity and stability will be retained. We do not need to hire personnel to perform this work.

      WE OFFER A PROVEN MANAGER WHO IS KNOWN IN THE EMERGENCY PREPAREDNESS COMMUNITY AND WHO HAS MANY YEARS EXPERIENCE IN COMMAND AND CONTROL, OPERATIONS, PLANNING, AND EXERCISING.

      - Mr. John Chambers, a designated key individual for this procurement, has been selected to lead this effort because of his previous FAA exercise experience and his in-depth participation in critical national exercise programs that involved agencies at the local, State, and Federal level. His involvement in these activities required extensive knowledge of FAA Order 1900.1E, FAA Emergency

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

            Operations Plans and the Federal Response Plan. Mr. Chambers is a proven successful program manager and will actively participate in all activities required by this procurement.

      WE OFFER A WELL QUALIFIED STAFF COMMITTED TO PROGRAM SUCCESS.

      - The individuals selected to support this procurement collectively represent well over 100 years of operations planning and exercise experience.

      - Our personnel have supported the planning, conduct, and/or evaluation of virtually every national-level exercise since 1981. Our in-depth active participation in local, State and Federal exercises as well as real world events has provided us with a clear understanding of the problems that need to be resolved following a major disaster.

      - We have assigned individuals based upon an analysis of skills and background in exercises, operations planning, and who are knowledgeable of the requirements of this solicitation.

      WE REAFFIRM OUR CORPORATE COMMITMENT TO THE FAA EMERGENCY OPERATIONS
PROGRAM:

      - Support to this program will continue to receive top priority attention by Mr. A. E. Knauf, Executive Vice President of TITAN and Mr. Paul Carlson, Executive Vice President for Titan Systems Group. All personnel proposed for this effort look forward to building on current achievements and to continue as members of this essential FAA program.

                                                                    [LOGO] TITAN

                                1.0 INTRODUCTION

      TITAN'S PROPOSAL IS FULLY RESPONSIVE TO THE REQUEST FOR PROPOSAL AND HAS BEEN STRUCTURED TO PROVIDE INFORMATION REQUIRED IN A CLEAR AND CONCISE MANNER.

      This proposal is submitted to the Federal Aviation Administration (FAA) in response to Request for Proposal (RFP)/Solicitation Number DTFA06-94-R-30067, dated November 10, 1994, and Amendment 0001 thereto, effective December 2, 1994. It describes the approach and the capabilities of Titan to meet the requirements in the Statement of Work (SOW). Our approach is fully responsive to the requirements of the RFP and the demanding activities included in supporting the FAA in its emergency operations program -- internal and external exercise effort and development of emergency plans and standard operating procedures.

      Titan clearly recognizes the needs and requirements for the full duration of the contract. We are able to meet these requirements because of our extensive corporate experience and our current involvement in both on-going exercise programs and in present-day emergency planning activities. Upon award of the contract and the issuance of task orders, we will submit a work plan for the accomplishment of these tasks, along with a proposed schedule, after coordination with the FAA. These, together with our fully capable team, will ensure a quick and responsive start of the required support.


                                       1-1

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page of this proposal.

1.1 ORGANIZATION OF THE PROPOSAL

      We have structured our proposal in the same manner that we believe the documentation produced under this contract should be structured--straightforward, concise, readable, and neither redundant nor overly protracted.

      Our proposal is organized into a technical proposal and a cost proposal. The technical proposal is organized as shown in Exhibit 1.1-1.

                       EXHIBIT 1.1-1 PROPOSAL ORGANIZATION

================================================================================
    Section
    -------

     1.0 INTRODUCTION. Presents an overview of the proposal and explains its organization.

     2.0 TECHNICAL APPROACH. Details our understanding of the requirements and our proposed technical approach.

     3.0 PROJECT MANAGEMENT PLAN. Describes our proposed organization to successfully provide the required support and the capabilities of our proposed project team.

     4.0 PREVIOUS RELATED EXPERIENCE. Demonstrates our broad experience in providing superior support in similar efforts.

     5.0 CORPORATE FACILITIES AND RESOURCES. Outlines our overall corporate capability to support this effort.

   Annex A TABLE OF ABBREVIATIONS. Explains abbreviations and acronyms used in this proposal.

   Annex B COMPLIANCE MATRIX. Documents our compliance with the requirements and evaluation criteria contained in the SOW.
================================================================================

      The SOW specifies that the first year tasks and deliverables include five-regional table-top exercises based on a catastrophic technological disaster or similar scenario and a headquarters


                                       1-2

                                                                    [LOGO] TITAN

and multi-regional/headquarters exercise involving a catastrophic natural disaster. The SOW also provides for multi-year tasking with repetitive exercises. Therefore, in Section 2.0, we have taken the approach of presenting the exercise descriptive material in an inclusive manner vice a by-exercise breakdown. The three types of tasks may be performed in each year of the contract, spread through the term of the contract, or conducted as directed by the Contracting Officer's Representative (COTR). Section 2.0 is most critical in the understanding and evaluation of this proposal, since it includes our understanding of the SOW requirements and their relationship to critical Federal planning documents which are the basic references for much of the detailed processes and procedures.

1.2 COMPLIANCE MATRIX

      For the reader's ease in understanding and evaluating our proposal, we have developed a compliance matrix, contained in Annex B, that provides a cross-reference between requirements of the RFP, including the SOW and evaluation criteria, and the proposal sections that respond to those requirements.


                                       1-3

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

                                                                    [LOGO] TITAN

                             2.0 TECHNICAL APPROACH

      TITAN'S TECHNICAL APPROACH CLEARLY DEMONSTRATES A DETAILED UNDERSTANDING OF THE FEDERAL RESPONSE PLAN (FRP), FAA'S EMERGENCY OPERATIONS PROGRAM, AND FAA'S EMERGENCY OPERATIONS PLAN. OUR SUCCESSFUL APPROACH TO DEVELOPING, CONDUCTING, AND EVALUATING EXERCISES, INCLUDING THE RECENT SERIES OF FAA REGIONAL CATASTROPHIC DISASTER RESPONSE EXERCISES, IS RECOGNIZED THROUGHOUT THE EMERGENCY MANAGEMENT COMMUNITY.

      Over the past several years (1992-1994), we have been involved in providing assistance to the FAA's Emergency Operations Program (ADA-20) in meeting its goals and objectives. A key element of the required support is providing recommendations for development or revision of operations plans such as Order 1900.1E, FAA Emergency Operations Plan, and its regional and center supplements, standard operating procedures (SOP's), and the exercise of these plans and procedures under realistic conditions. From these exercises, invaluable lessons learned were received and provided potential recommendations/comments for the revision and validation of these emergency operations plans and procedures, and a better understanding of the FAA's role in supporting more encompassing response plans, such as the Federal Response Plan
(FRP). The improvements that result will lead to enhanced mission readiness and clarification of roles and responsibilities of the components of the FAA's Emergency Operations Program. The potential FAA must maintain an uninterrupted capability in an all-hazards/all-risks environment to perform its mission; perform all essential (emergency) functions; and, as a primary objective, effectively manage the safe and efficient utilization of the National Airspace System (NAS).


                                       2-1

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page of this proposal.

      Exercises in support of the FAA's Emergency Operations Program, in which the FAA plans and procedures can be examined in an operational context, and which constitute the primary emphasis of this procurement, have been Titan's primary emphasis during the last three years, and will continue to be in the future. Titan has demonstrated its capabilities for providing support to the FAA's Emergency Operations Program and, with its experienced team of subject matter experts, will continue to effectively support the FAA's Emergency Operations Program and the Manager, Emergency Operations Staff, in achieving the objectives of this vital program.

      Exhibit 2.0-1 illustrates Titan's goals and approach to our long-term commitment to the FAA and its Emergency Operations Program.

                         EXHIBIT 2.0-1 TITAN COMMITMENT

--------------------------------------------------------------------------------

           --------------------------
                  TITAN GOALS

           - FULL SOW COMPLIANCE
           - PROFESSIONAL PERFORMANCE
           - CREATIVITY
           --------------------------

                                 -------------------------------
                                          TITAN APPROACH

                                 - EXPERIENCED TEAM
                                 - ACTIVE CORPORATE INVOLVEMENT
                                 - CONTINUITY AND DEDICATION
                                 -------------------------------

                                                    ----------------------------
                                                               RESULTS

                                                    LONG-TERM COMMITMENT TO FAA
                                                    EMERGENCY OPERATIONS PROGRAM
                                                    ----------------------------

--------------------------------------------------------------------------------


                                       2-2

                                                                    [LOGO] TITAN

     The remainder of this section is organized as shown at Exhibit 2.0-2.

                 EXHIBIT 2.0-2 ORGANIZATION WITHIN SECTION 2.0

================================================================================
 SECTION                              CONTENTS
--------------------------------------------------------------------------------
   2.1 Presents our understanding of Solicitation requirements to include relevant background discussion.
--------------------------------------------------------------------------------
   2.2      Presents a discussion of our understanding of the Statement of Work. It provides reference to basic elements of the SOW tasks and links them to experience which aids in
            understanding.
--------------------------------------------------------------------------------
   2.3      Presents our understanding of the evaluation criteria.
--------------------------------------------------------------------------------
   2.4 Presents our understanding of the support requirements generated by the execution of the exercise program.
--------------------------------------------------------------------------------
   2.5      Presents our technical understanding of the requirements
            for support to the planning, conduct, control, and
            evaluation of internal FAA exercises (Task I).
--------------------------------------------------------------------------------
   2.6      Presents our understanding of the requirements for support to FAA participation in exercises involving external
            agencies (Task II).
--------------------------------------------------------------------------------
   2.7      Presents our approach to the provision of other technical
            services (i.e., operational planning support) (Task III).
================================================================================


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

2.1 UNDERSTANDING THE REQUIREMENT

2.1.1 BACKGROUND

      The basis of the FAA's Emergency Operations Program can be found in Executive Order 12656, Assignment of Emergency Preparedness Responsibilities, November 18, 1988; THE ROBERT T. STAFFORD DISASTER RELIEF AND EMERGENCY ASSISTANCE ACT Public Law 93-288, as amended, and the FRP dated April 1992. Under these authorities and directives, Federal departments and agencies (D/A's), including the FAA, are assigned preparedness, response, and recovery responsibilities, as extensions of their regular missions, to meet essential defense and civil needs during national security emergencies, natural disasters, technological emergencies, or other emergency situations that seriously degrade or threaten the mission of the FAA. To satisfy these requirements, the FAA has initiated a comprehensive Emergency Operations Program to:

      -     Develop an emergency management capability

      -     Identify the essential (emergency) functions

      - Develop the plans and procedures to guide the performance of the functions

      - Establish crisis management centers (CMCs) to provide the capability to execute the plans during emergencies

      -     Develop and maintain a vital records program

      - Establish an exercise program that will test, evaluate, and validate these plans, and enhance actual operational capabilities.


                                       2-4

                                                                    [LOGO] TITAN

      In support of this program, Titan has assisted the FAA's Emergency Operations Staff in the past three years in the development and conduct of a series of nine regionally-oriented catastrophic disaster response exercises, as shown in Exhibit 2.1-1. In addition, Titan, assisted ADA-20, in coordination with Flight Standards Service, in the development of a prototype methodology (with a supporting annotated briefing) to assist crisis response group members in defining individual essential (emergency) functions. These materials were then used as an aid in discussions during the December 1994 emergency planners' meeting.

                EXHIBIT 2.1-1 FAA REGIONAL EXERCISES (1992-1994)

                                  [MAP]

      The implementing directive for emergency preparedness within the FAA is Order 1900.1E, FAA Emergency Operations Plan, July 21, 1993. This directive provides for an all-hazards/all-risk approach to emergency situations. This plan defines the structure and mechanism for the FAA to respond to emergency situations affecting only the FAA, and


                                       2-5

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page of this proposal.

provides guidance and direction that the FAA must have to assist it in supporting other Federal departments and agencies when responding to large scale emergency situations requiring interD/A coordination. This support would go first to the Department of Transportation Emergency Organization (DOT-EO) and then to Federal Emergency Management Agency (FEMA) under the functional approach first developed as part of Executive Order 12656, as part of the National Security Emergency Preparedness (NSEP) Program and contained in the FRP. As a result of our prior support to FAA and FEMA, the Titan team has a full understanding of the NSEP, as well as the Federal Response Plan and the FAA Emergency Operations Plan. Additionally, as a result of our experience in support of this program and other related experience, we have a clear appreciation of the problems faced by local, State and Federal responders to a major disaster.

2.1.2 FAA EMERGENCY OPERATIONS PROGRAM AND THE EMERGENCY OPERATIONS PLAN

      The FAA Emergency Operations Program, as implemented by FAA Order 1900.1E, FAA Emergency Operations Plan, is based upon NSEP policy. Its mission is to ensure that the FAA shall survive and endure, provide for the protection of personnel and key facilities, and provide for the continuity of NAS and other essential FAA functions.

      The resulting overall concept for the FAA's Emergency Operations Program provides for the full cycle of mutually supportive and iterative planning, training, exercising, and evaluating illustrated in Exhibit 2.1-2. Based on our experience, we recognize that successful execution of this cycle is extremely important to the continued refinement of the Emergency Operations Program. The 1992-1994 series of regional catastrophic disaster response exercises was, in


                                       2-6

                                                                    [LOGO] TITAN

many cases, the first real exercise of the FAA's Emergency Operations Plan and its regional supplements. We will, continue to assist ADA-20 in taking the lessons learned from exercises, as well as real world experiences, and use them to improve the planning in all facets of emergency operations. We will also assist in the revision of the FAA Emergency Operations Plan and the regional supplements based upon applicable lessons learned. The value of this cyclical process is in the potential overall upgrade of operational processes and procedures and enhanced mission readiness.

       Exhibit 2.1-2 FAA's EMERGENCY OPERATIONS PROGRAM DEVELOPMENT CYCLE

--------------------------------------------------------------------------------

                                    Planning
                  Evaluating                        Training
                                   Exercising

--------------------------------------------------------------------------------

      The purpose of the FAA Emergency Operations Plan is to establish the policies and procedures for the FAA Emergency Operations Program and assign implementation responsibilities to appropriate FAA elements. The concept for the FAA's Emergency Operations Program and its Crisis Response System (as described in the Emergency Operations Plan) is set forth in the following restatements of FAA policy:


                                       2-7

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

". . . participate fully in the planning process... for national security emergency plans, including planning for natural and technological disasters. . .."

". . . exercise FAA emergency plans at all levels within the agency regularly. Additionally, FAA shall participate fully in NSEP exercises sponsored by defense and civil departments and agencies. Appropriate individual and organizational training shall be conducted to ensure the agency-wide effectiveness of FAA emergency operations."

". . . maintain survivable fixed and transportable command and control communications. . .."

". . . maintain primary and alternate command and control facilities for national headquarters, and regional headquarters, and the Aeronautical and Technical Centers."

FAA policy also shapes commitments which include actions to:

- Use, to the extent possible, FAA organizational structures and reporting systems for management of emergencies, crises, or threats. When a situation warrants special vigilance, or there exists the potential for a significant adverse threat to FAA operations, the Administrator or the Deputy Administrator (for headquarters), regional administrators (for their respective regions), the Associate Administrator for the Mike Monroney Aeronautical Center, and the Director of the Technical Center may direct the activation of Crisis Response Steering and Working Groups (CRSGs/CRWGs) to coordinate mitigation and response actions.


                                       2-8

                                                                    [LOGO] TITAN

      - Respond to major disasters at the regional level. Regional administrators are authorized to employ regional resources to prepare for or respond to a disaster situation. The regional administrator shall also assume operational direction of all FAA regional elements under conditions where no communications exist between headquarters and the affected region(s) during a national security emergency.

      - Participate fully in the planning process regarding the development of FAA responsibilities for national security and all-hazards/all-risk plans, including planning for natural and technological disasters and any plan activation. From the perspective of evaluation, FAA policy is to maintain a viable emergency operations evaluation program at headquarters, regional, and center levels to assess FAA emergency effectiveness, determine the adequacy of emergency plans, and promote continual improvements to FAA emergency capabilities.

      The FAA Administrator has the overall responsibility for the emergency management of the FAA and the establishment of policy relating to the emergency operations program. The Deputy Administrator is the FAA official responsible for developing, promulgating, and evaluating the FAA's emergency operations program. The Deputy Administrator manages the implementation of the Administrator's emergency preparedness policy. The Deputy also serves as the leader of the FAA CRSG and acts for the Administrator in other civil preparedness and defense forums. Overall management of the Emergency Operations Program (EOP) and much of the day-to-day responsibilities fall to ADA-20 at the FAA Headquarters and the Operations Center Chiefs at each of the regions and centers. At both the FAA Headquarters, the regions, and the centers, support to the EOP and the FAA's CRS (see our understanding of the CRS in


                                       2-9

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

Exhibit 2.1-3) is provided by CRSGs and CRWGs at each level. They provide the combination of policy and management expertise needed to respond to an emergency situation.

      Headquarters, regional, and center CRSGs consist of FAA policy level officials designated to exercise direction and control over the CRS for the FAA. At the headquarters level, the steering group is chaired by the Deputy Administrator or designee. Normally, the Regional CRSG is chaired by the Deputy Regional Administrator.

                 EXHIBIT 2.1-3 FAA CRISIS RESPONSE SYSTEM (CRS)*

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               EXECUTIVE BRANCH
                    (FRP: OTHER DEPARTMENTS AND AGENCIES)

                         DEPARTMENT OF TRANSPORTATION

GOVERNMENTAL         FAA HEADQUARTERS           EOP             PRIVATE SECTOR
INTERACTIONS                                 (ADA-20)           INTERACTIONS

OTHER COUNTRIES          POLICY                                 MEDIA
                          CRISIS RESPONSE   MANAGEMENT
                          STEERING GROUP     CRISIS RESPONSE    - RADIO
GOVERNORS AND                (CRSG)          WORKING GROUP
STATE OFFICIALS                                 (CRWG)          - TELEVISION
                   REGIONS / CENTERS
CITY & COUNTY                                                   - PRINT
GOVERNMENT            REGIONAL HEADQUARTERS (9)
OFFICIALS                TECHNICAL CENTER                       VOLUNTEER GROUPS
                            MIKE MONRONEY AERONAUTICAL CENTER
LOCAL JURISDICTIONS      POLICY                                 INDUSTRY AND
                          CRISIS RESPONSE   MANAGEMENT          BUSINESS
- POLICE                  STEERING GROUP     CRISIS RESPONSE
                              (CRSG)          WORKING GROUP     PUBLIC AT LARGE
- FIRE                                           (CRWG)
                                                                OTHER
- RESCUE                    FIELD UNITS/INFRASTRUCTURE
                    (E.G., ARTCCs, ATCTs, FSDOs, FSSs, SECTORS)


                        ALL-HAZARDS / ALL RISKS ENVIRONMENT

--------------------------------------------------------------------------------

* NOT SHOWN ARE THE NUMEROUS TECHNICAL AND SUPPORT RESOURCES, (E.G., NATIONAL MAINTENANCE COORDINATION CENTER [NMCC], "FLOW CONTROL," LOGISTICS CENTER, CONTINGENCY COMMUNICATIONS SUPPORT TEAM [CCST], VITAL RECORDS, AND OTHERS).

--------------------------------------------------------------------------------

      Headquarters, regional, and center CRWGs include FAA management officials involved in response actions and with receiving, evaluating, and distributing information and coordinating with other FAA elements concerning development of response actions. As can be seen from the


                                      2-10

                                                                    [LOGO] TITAN

exhibit, much of this interaction is dependent upon information received from many sources. On one hand, governmental interactions may include other countries, as well as our own government officials, while private sector interactions may include the media, volunteer groups, industry, the public at large, and others.

      There are two specific aspects of the FAA's Emergency Operations Program which deserve special attention. The first addresses the FAA's preparedness and response systems; the second addresses situation reporting.

      During the recently completed series of regional exercises, two unique but complementary preparedness and response systems, the READINESS LEVEL SYSTEM AND THE SECURITY CONDITION (SECON) SYSTEM, were introduced during actual exercise play. The readiness level system provides for an increase in FAA's preparedness and a post-event response to emergency or disaster situations. The SECON system provides increased FAA security management and risk reduction resulting from internal and external threats. Since these two systems are recent modifications or additions to the Emergency Operations Program, we were able to assist ADA-20 in highlighting their importance and reinforced this importance by encouraging the exercise players at each location to understand what these two systems do, and also to address their implementation.

      The situation report (SITREP) has become the most important document produced by the CRSGs. It is the vehicle that brings together the status and assessment of the emergency situation to which the FAA's CRS is reacting. Importantly, in real emergency situations, it is the single product that the FAA Administrator, and the Secretary of Transportation uses to


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page of this proposal.

promulgate the latest situation assessment information. In each exercise, the development of this document became one of the most important outputs of each crisis response group.

      In the recent past, the world has changed and we are beginning to see more of a balance between preparations for response to national security emergencies and responses to all-hazard/all-risk natural and technological disasters. With the dissolution of the Soviet Union, and less emphasis on the massive nuclear threat, less priority has been given to that aspect of emergency operations planning. We have, however, seen an increase in the commitment to provide assistance in natural disasters, such as Hurricane ANDREW in Florida and the Northridge Earthquake in California. These disasters did require coordinated Federal responses, and lessons learned have had some impact on FAA operations. Without question there has been a greater appreciation by the exercise participants of the problems faced by local, State, and Federal responders to disasters of these types.

      The recently announced FAA reorganization, along with significant downsizing in many of the FAA's major operational elements, will put increased emphasis on the FAA's Emergency Operations Program and its exercise planning, particularly as it relates to enhancement of mission accomplishment. The result of these reductions will be an approach of doing more with less in an increasingly austere environment. Titan recognizes the constraints associated with such activities and, because of our experience in supporting the Emergency Operations Program's current exercise series, we can and will ensure that future exercises are designed to maximize the return on the FAA's training and exercise investment.


                                      2-12

                                                                    [LOGO] TITAN

2.1.3 THE FAA AND THE FEDERAL RESPONSE PLAN (FRP)

      The Federal response to a wide range of domestic and national security emergencies "traditionally" relied on individual (or groups of) departments and agencies to respond within the bounds of their individual missions or charters. In the mid-1980's, the staffs of the National Security Council (NSC) and the Domestic Policy Council (DPC) determined that: 1) the Federal Government should respond to all emergencies using similar response structures; and 2) such response structures should be functional. These determinations were based upon the beliefs that it is inefficient to organize differently for different emergencies, and that most Federal-level emergency functions are shared among Federal D/A's. It was felt that placing lead responsibility with the Federal D/A having the greatest day-to-day responsibility (and expertise) for a particular emergency would result in increased efficiencies in mitigation activities and related costs.

      The FRP refined this initial guidance. In 1988, Public Law 93-288 was amended by Public Law 100-707 and retitled the ROBERT T. STAFFORD DISASTER RELIEF AND EMERGENCY ASSISTANCE ACT. The "Stafford Act" provides the authority for the Federal Government to respond to disasters and emergencies in order to provide assistance to save lives and protect public health, safety, and property. The FRP implements that authority and is designed to address the consequences of any disaster or emergency situation in which there is a need for Federal response assistance under the authorities of the Stafford Act. It is applicable to natural disasters such as earthquakes, hurricanes, typhoons, tornadoes, floods, and volcanic eruptions, as well as technological emergencies; and other incidents requiring Federal assistance under the Act. The purpose of the FRP is to:


                                     2-13

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

      -     Establish fundamental assumptions and policies

      - Establish a concept of operations that provides an interagency coordination mechanism to facilitate the immediate delivery of Federal response assistance

      - Incorporate the coordination mechanisms and structures of other appropriate Federal plans and responsibilities into the overall response

      -     Assign specific functional responsibilities to appropriate Federal
            D/As

      - Identify actions that participating Federal D/As will take in the overall Federal response, in coordination with the affected states.

      The FRP describes the basic mechanisms and structures by which the Federal Government will mobilize resources and conduct activities to augment State and local response efforts. To facilitate the provision of Federal assistance, the FRP uses a functional approach to group the types of Federal assistance which a state is most likely to need under 12 Emergency Support Functions (ESFs) (see
Exhibit 2.1-4). Each ESF is headed by a primary agency, which has been selected based on its authorities, resources, and/or capabilities in the particular functional area. In the case of ESF #1 (Transportation), the DOT is primary with the FAA providing support, upon Presidential declaration of a disaster. As noted in Exhibit 2.1-4, DOT (in addition to being the Lead Agency for ESF #1) is also a supporting agency for all other ESFs except ESF #4 (fire fighting). In turn, the FAA, as part of DOT, provides a supporting role in these ESFs. The 12 ESFs serves as the primary mechanism through which Federal response assistance will be provided to assist the State in meeting response requirements in an affected area. Federal assistance will be provided to the affected State under the overall coordination of the Federal Coordinating Officer (FCO) appointed by the Director of FEMA on behalf of the President.


                                           2-14

                                                                    [LOGO] TITAN

                            Exhibit 2.1-4 DOT and FAA Support to ESFs

----------------------------------------------------------------------------------------------------
                                 EMERGENCY SUPPORT FUNCTIONS
----------------------------------------------------------------------------------------------------
                                                                                   FAA  Support*
ESF    Function       Primary                          Supporting               -------------------
 #    Description     Agency                    Departments and Agencies        Addressed   Implied
----------------------------------------------------------------------------------------------------
                        ---
 1   TRANSPORTATION     DOT                USDA DOD DOE DOS GSA ICC TVA USPS        X
                        ---
----------------------------------------------------------------------------------------------------
                                                            ---
 2   COMMUNICATIONS     NCS                USDA DOC DOD DOI DOT FCC FEMA GSA        X
                                                            ---
----------------------------------------------------------------------------------------------------
                                                                     ---
 3   PUBLIC WORKS AND   DOD                USDA DOC DOE DHHS DOI DOL DOT VA         X
     ENGINEERING                           EPA GSA TVA               ---
----------------------------------------------------------------------------------------------------
 4   FIREFIGHTING       USDA               DOC DOD DOI EPA FEMA
----------------------------------------------------------------------------------------------------
 5   INFORMATION AND    FEMA               USDA DOC DOD DOEd DOE DHHS DOI DOJ                  X
     PLANNING                              ---
                                           DOT TREAS ARC EPA GSA NASA NCS NRC
                                           ---
----------------------------------------------------------------------------------------------------
                                                                  ---
 6   MASS CARE          ARC                USDA DOC DOD DHHS DHUD DOT VA                       X
                                           FEMA GSA USPS          ---
----------------------------------------------------------------------------------------------------
                                                                     ---
 7   RESOURCE SUPPORT   GSA                USDA DOC DOD DOE DHHS DOL DOT VA                    X
                                           FEMA NCS OPM              ---
----------------------------------------------------------------------------------------------------
                                                        ---
 8   HEALTH AND         DHUD               USDA DOD DOJ DOT VA AID ARC EPA          X
     MEDICAL SERVICES                                   ---
                                           FEMA GSA NCS USPS
----------------------------------------------------------------------------------------------------
                                                         ---
 9   URBAN SEARCH       FEMA               USDA DHHS DOL DOT AID EPA DOD GSA                   X
     AND RESCUE     (formerly DOD)                       ---
----------------------------------------------------------------------------------------------------
10   HAZARDOUS          EPA                USDA DOC DOD DOE DHHS DOI DOJ DOL                   X
     MATERIALS                                 ---
                                           DOS DOT FEMA GSA NRC
                                               ---
----------------------------------------------------------------------------------------------------
                                                    ---
11   FOOD               USDA               DOD DHHS DOT ARC EPA FEMA                           X
                                                    ---
----------------------------------------------------------------------------------------------------
                                                        ---
12   ENERGY             DOE                USDA DOD DOS DOT GSA NCS NRC TVA                    X
                                                        ---
----------------------------------------------------------------------------------------------------

      *Addressed = FAA is specifically mentioned

      Implied = Phraseology is used such as: "air and marine traffic control" or "...address all modes of transportation (e.g., truck, rail, air, and sea)..."

In the preparation of this proposal, members of the Titan Corporate Team conducted a separate research effort. An examination of the detailed requirements and responsibilities revealed that the FAA is involved across the spectrum of Emergency Support Functions. Although current language does not specify support to ESF #4, the Titan team believes (in real operations) FAA support would be needed and that this omission in the planning details is probably an oversight.

--------------------------------------------------------------------------------

      According to the FRP concept, during the period immediately following a major disaster or emergency requiring Federal response, primary agencies such as the DOT, when directed by FEMA, will take actions to identify requirements and mobilize and deploy resources to the affected area to assist the State(s) in its (their) response efforts. Each ESF, such as ESF #1 (Transportation), has been assigned a number of missions to provide response assistance to the State(s).

      The organizational structure used to support the implementation of the FRP is depicted in Exhibit 2.1-5. The structure shows those organizational elements which provide response coordination and response operations activities at national and regional levels.


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

                    EXHIBIT 2.1-5 FEDERAL RESPONSE STRUCTURE
================================================================================
                  -----------------------            -----------------------
                       CATASTROPHIC
                     DISASTER RESPONSE                     HEADQUARTERS
NATIONAL               GROUP (CDRG)         ------        ESF OPERATIONS
 LEVEL            -----------------------            -----------------------
                     EMERGENCY SUPPORT                  PRIMARY AGENCIES &
                        TEAM (EST)                       SUPPORT AGENCIES
                  -----------------------            -----------------------
--------------------------------------------------------------------------------
                  -----------------------            -----------------------
                    FEDERAL COORDINATING                     REGIONAL
REGIONAL               OFFICER (FCO)        ------        ESP OPERATIONS
 LEVEL            -----------------------            -----------------------
                     EMERGENCY RESPONSE                 PRIMARY AGENCIES &
                        TEAM (ERT)                       SUPPORT AGENCIES
                  -----------------------            -----------------------
================================================================================

      In general, national-level elements provide support to regional-level elements which implement the on-scene response operations. The Catastrophic Disaster Response Group (CDRG) is the coordinating group which addresses policy issues and support requirements from the FCO and ESF response elements in the field. The Emergency Support Team (EST) is an interagency group comprised of representatives from each of the primary agencies, such as the DOT for ESF #1, select support agencies, and FEMA Headquarters staff. At the regional level, the Emergency Response Team (ERT) is the interagency group that provides administrative, logistics, and operational support to regional response activities and supports the FCO in carrying out interagency activities. In addition, there is an emerging concept called the National Emergency Response Team (ERT-N). These teams, of which there are three, will be activated and deployed to a catastrophic disaster area where there is an expectation that the resources of


                                      2-16
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                                                                   [LOGO] TITAN

the State and the Federal region have been, or will be, overwhelmed. The FAA, for its part, provides representation to ESF #1 (Transportation) at both national and regional levels and plays a supporting role in all of the ESFs except ESF #4 (Fire Fighting).

      Exhibit 2.1-6 illustrates our understanding of how the FAA fits into the overall Federal response process, either before or after the activation of the FRP. Before the activation of the FRP, the FAA, through its headquarters, regional CRSGs and CRWGs, and Crisis Response System provides support to the DOT in accordance with its Crisis Action Plan. After the activation of the FRP, the support provided by these same headquarters and regional groups comes under the umbrella of the FRP and is channeled directly to the FAA representative at ESF #1 (Transportation) at both the national and regional levels.

            EXHIBIT 2.1-6 FAA FEDERAL RESPONSE PLAN INFORMATION FLOW

-----------------------------------------------------------------------------------------------------------------------------------
                    PRIOR TO FEDERAL                     |                                  AFTER
                   RESPONSE PLAN (FRP)                   |                       FEDERAL RESPONSE PLAN (FRP)
                       ACTIVATION                        |                                ACTIVATION
---------------------------------------------------------|-------------------------------------------------------------------------
                      DEPARTMENT OF                     F|
                     TRANSPORTATION                     E|
                          (DOT)     \                   D|
                                      \                 E|          HQ EMERGENCY SUPPORT           CATASTROPHIC DISASTER
                                        \               R|             FUNCTION (ESF)                  RESPONSE GROUP
        CRISIS RESPONSE          CRISIS RESPONSE        A|               OPERATIONS                        (CDRG)
         WORKING GROUP  _ _ _ _   STEERING GROUP _ _ _  L| _ _ _ _ _     __________     _ _ _ _ _ _     __________
         (HEADQUARTERS)           (HEADQUARTERS)         |
               |                        |               A|            DOT/FAA EMERGENCY              EMERGENCY SUPPORT
               |                        |               V|            SUPPORT FUNCTION                      TEAM
               |                        |               I|F               (ESF) #1                            |
               |                        |               A|E                  |                                |
               |                        |               T|D                  |                                |
NATIONAL       |                        |               I|E                  |                                |           NATIONAL
- - - - - - - -|- - - - - - - - - - - - | - - - - - - - O|R- - - - - - - - - | - - - - - - - - - - - - - - - -|- - - - - - - - - -
REGIONAL       |                        |               N|A                  |                                |            REGIONAL
               |                        |                |L                  |                                |
               |                        |               A|                   |                                |
               |                        |               D|              REGIONAL ESF                FEDERAL COORDINATING
        CRISIS RESPONSE          CRISIS RESPONSE        M|               OPERATIONS                    OFFICER (FCO)
         WORKING GROUP  _ _ _ _   STEERING GROUP _ _ _ _I| _ _ _ _ _ _ _ __________     _ _ _ _ _ _     __________
         (REGIONAL AND            (REGIONAL AND         N|
         CENTER LEVEL)            CENTER LEVEL)         I|             DOT/FAA ESF #1                EMERGENCY RESPONSE
                                                        S|              RETCO/RETREP*                    TEAM (ERT)
                                                        T|
                                                        R|
                                                        A|
                                                        T|
                                                        I|
                                                        O|
                                                        N|        *RETCO  = Regional Emergency Transportation Coordinator
                                                         |         RETREP = Regional Emergency Transportation Representative
-----------------------------------------------------------------------------------------------------------------------------------

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

      The purpose of ESF #1 is to provide for the coordination of Federal transportation support to State and local government entities, voluntary organizations, and Federal D/As requiring transportation resources to perform disaster assistance missions following a disaster or other event requiring Federal response. FAA responsibilities in support of ESF #1 are to:

      - Coordinate airspace control to ensure flight safety and the facilitation of airlift services responding to the disaster

      - Provide damage assessment information regarding the NAS and civil air services

      - Provide support to ESF #1 in the execution of its responsibility to arrange civil air services.

      At the headquarters level, the Manager, Emergency Operations Staff (ADA-20) becomes the FAA representative to ESF #1, supports DOT representatives to the EST and the CDRG, coordinates with the FAA Headquarters CRSG and CRWG, and serves as liaison to ESF #1 at the regional level. At the regional level, the FAA regional administrators provide support to the ERT and ESF #1. The head of ESF #1 at the region is the Regional Emergency Transportation Coordinator (RETCO) assisted by the Regional Emergency Transportation Representative (RETREP). For three regions [Southern (ASO), Southwest (ASW), and Alaska (AAL)], the regional administrators are responsible for the appointment of a RETCO and RETREP. The others come from the United States Coast Guard (USCG) and the Federal Highway Administration (FHWA).

      While FAA support to and interface with the FRP has received a majority of the emphasis in the last several years, there are two other Federal response plans, as mentioned earlier, which could require FAA support or interface. One is the Federal Radiological


                                     2-18
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                                                                   [LOGO] TITAN

Emergency Response Plan (FRERP), which provides for a coordinated Federal response to a radiological emergency. The other plan is National Contingency Plan (NCP), which provides the organizational structure and procedures for preparing for and responding to discharges of oil and releases of hazardous substances, pollutants, and contaminants. In the technological disaster response exercise with the Great Lakes Region (AGL) in May 1994, the NCP was specifically addressed. One objective was to make participants aware that there is more than one Federally mandated response plan.


                                      2-19

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

2.2  UNDERSTANDING THE STATEMENT OF WORK

      We, at Titan, fully understand the requirements in the SOW and will provide the same quality assistance to the FAA's Emergency Operations Program as in the past for: internal exercise development (Task I); exercises sponsored by D/A's external to the FAA (Task II); and assist in the development or revision of Headquarters and regional emergency plans, associated appendices, and standard operating procedures (SOP's) (Task III). An illustration of Task interrelationships and other support requirements is shown in Exhibit 2.2-1.

                     EXHIBIT 2.2-1 TASK INTERRELATIONSHIPS

-----------------------------------------------------------------------------------------------------------------------

                              -------------------------------------             -------------------------------------
                                                             SOW                                               SOW
                              INTERNAL FAA EXERCISES                            EXTERNAL FAA EXERCISES
TRAINING AND                                               PARA 5.2                                          PARA 5.3
EXERCISES                       - HQ ONLY                   TASK I                - HQ ONLY                   TASK II
                                - REGIONS ONLY                                    - REGIONS ONLY
                                - COMBINED HQ & REGIONS                           - COMBINED HQ & REGIONS
                              -------------------------------------             -------------------------------------
                                 |                                                      |
- - - - - - - - - - - - - - - - -|- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                 |                                                      |
                                 |      ------------------------------------------      |
                                 |                                          SOW         |
                                 |      OTHER TECHNICAL SERVICES                        |
OPERATIONAL PLANNING             |                                        PARA 5.4      |
                                 |----    - OPERATIONS PLANS              TASK III  ----|
                                 |        - ASSOCIATED APPENDICES                       |
                                 |        - SOPs                                        |
                                 |      ------------------------------------------      |
                                 |                                                      |
- - - - - - - - - - - - - - - - -|- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                 |                                                      |
                                 |      ------------------------------------------      |
                                 |        - EXERCISE COORDINATION MEETINGS              |
EXERCISE COORDINATION            |        - EXERCISE DOCUMENT REVIEWS                   |
AND INTERFACE PROCESS            |----      - DOT                                   ----|
                                 |          - FEMA                                      |
                                 |          - OTHER D/As                                |
                                 |      ------------------------------------------      |
                                 |                                                      |
- - - - - - - - - - - - - - - - -|- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                 |                                                      |
                                 |      ------------------------------------------      |
                                 |                                           SOW        |
                                 |      ACTIVITY REPORTS                                |
PROGRAM OVERSIGHT                |                                         PARA 4.      |
AND CONTROL                      |----    - WORK PLAN                     ACTIVITY  ----|
                                          - WEEKLY COTR STATUS MEETINGS    REPORTS
                                          - MONTHLY LETTER REPORTS
                                        ------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                      2-20
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                                                                    [LOGO] TITAN

      Additionally, as required by the SOW, exercise scenarios designed for this effort will consist of national security emergencies, catastrophic natural and technological disasters, and command and control exercises for the FAA. We have extensive experience in developing these types of scenarios. In fact, shown below are the Titan-developed scenarios in support of the 1992-1994 series of ADA-20 sponsored exercises:

       Earthquake                   Hurricane                 Technological
       ----------                   ---------                 -------------

-  Western-Pacific (AWP)       -  Southern (ASO)          -  Great Lakes (AGL)

-  Northwest-Mtn (ANM)         -  Eastern (AEA)

-  Alaska (AAL)                -  New England (ANE)

-  Central (ACE)               -  Southwest (ASW)

      It is recognized that technical assistance is to be provided when specific support is needed and sufficient funding is available. When assistance is required, task orders specifying work to be accomplished will be issued. For ease of subsequent discussion (as shown in Exhibit 2.2-1), we have identified SOW paragraph 5.2 as TASK I, SOW paragraph 5.3 as TASK II, SOW paragraph 5.4 as TASK III, and SOW paragraph 4 as ACTIVITY REPORTS. Our approach to task order management is explained in Section 3.2.

      TASK I calls for assistance in the development and execution of internal FAA exercises. This support is to be provided for all three phases of an exercise: pre-exercise (planning and preparation), exercise conduct (implementation), and post-exercise (evaluation and after-action reporting). The pre-exercise phase includes activities supporting development of scenarios; message preparation (e.g., implementers); controller services; logistics support (e.g., Exercise


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

Support Plan); Master Scenario Events List (MSEL); critique forms (to support after-action reports); participants' information handouts, including Moderator's Handbooks, Group Leader's Handbooks, Players' Handbooks, and Response Cell Handbooks; and "school solution" papers. The exercise conduct phase requires support by controllers and evaluators (as well as a facilitator/moderator) who, depending on the design of the exercise, may be individuals who fill a dual role of Controller/Evaluator. The post-exercise phase, requires the accumulation and presentation of critique comments in the form of an After-Action Report.

      Exercises will be developed for regional-only play, headquarters-only play, and combined region and headquarters exercises. In addition, it is our understanding that exercises developed for the FAA's Technical Center and Mike Monroney Aeronautical Center may be included in this definition. Exercise types will consist of a mix of table-top and full scale exercises (FSEs), to be conducted at both normal duty stations and alternate CMCs. Deployment to the alternate CMCs can be part of the exercise play. In the Eastern Region's (AEA) exercise (June 1994) the primary CMC at John F. Kennedy Airport was not used and exercise conduct was at the alternate CMC at Islip, Long Island, N.Y. Exercises will also operate selected FAA command and control communications. Exercise duration depends on objectives; current exercises have typically been designed for 12 hours over a two-day period. A full set of exercise documentation will be prepared and coordinated for each exercise. In addition, although not specified by the SOW, consideration could also be given to expanding the participation of future exercises to involve more elements of the FAA infrastructure that are vital to the support of the FAA's CRS.


                                      2-22
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                                                                   [LOGO] TITAN

      In TASK II, assistance will be provided to the FAA when participating in exercises sponsored and/or supported by other government agencies. This support will include the FAA and regional participation in major joint civil-military exercises and other external exercises initiated by FAA or requiring FAA participation (e.g., terrorist threats to FAA facilities, HAZMAT, earthquakes). The level of exercise support provided will include the full range of activities, as defined for Task I. We are also prepared to develop comprehensive Exercise Plans (EXPLANs), Control Staff Instructions (COSINs), and Evaluation Plans (EVALPLANs), when required. Other exercises requiring assistance to the FAA could include, for example, exercises of the FRP and/or exercises in support of the Department of Justice and implementation of the Immigration and Naturalization Service's (INS) Mass Immigration Emergency Plan.

      TASK III calls for support to the FAA in development or revision of the FAA and regional emergency plans, associated appendices, an SOP's for selected aspects of the FAA and regional operations (i.e., related to the Emergency Operations Program). An example of such technical support has been Titan's work in helping ADA-20 identify and define essential (emergency) functions, a requirement contained in the FAA Emergency Operations Plan. The essential functions project resulted in briefing materials used to enhance discussions in the FAA emergency operations planning meeting in December 1994. Additionally, the lessons learned from that first series of exercises (1992-1994), and those that will be derived from future exercise series, as well as real world experiences, will be captured, integrated and prioritized as part of a continuing process to refine inputs and improvements to appropriate operational plans.


                                      2-23

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

      Supporting all aspects of Titan's task performance are program management activities which include monthly ACTIVITY REPORTS and regular (weekly) meetings with the Contracting Officer's Technical Representative (COTR). The monthly letter report describes the progress of each task order, related tasks, and a breakdown of current and projected expenditures.

      Our confidence for successfully completing the requirements of this SOW comes from a number of factors. Our team is well trained and knowledgeable. Most importantly, the individuals have vast experience in supporting many civil and military D/A's in exercise programs over the last 12 years. This experience is especially prevalent in the NSEP and all-hazards/all-risk environments. The key members of our project team are the same professionals currently supporting FAA requirements. Our proposed Project Manager, currently supporting FAA, has over 30 years of planning and operational experience. Over 100 staff-years of combined civil/military exercise and FAA support experience in represented by the corporate team.


                                      2-24
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                                                                    [LOGO] TITAN

2.3 UNDERSTANDING THE EVALUATION CRITERIA

      Three facts stand out in Titan's commitment to provide continued superior technical support. The prime factor which separates our team from other potential responders is relevant experience. We have the background and experience to perform the tasks contained in this procurement. This claim is made as a result of our performance on the current procurement and on other projects. Secondly, we want continuity and are pleased to commit the same key personnel who were successful in supporting the FAA's Emergency Operations Program during the current contract. This reinforces our point about relevant experience. Our team members possess the maturity, familiarity, and experience, as well as the operational continuity, to bring "value added" to the FAA's Emergency Operations Program. Team contributions can be expected to remain available to Operations Center Managers at each of the exercise sites. Thirdly, Titan personnel dedicated to this project possess the critical specific technical knowledge and abilities, especially in the areas of governmental response plans, emergency operations, and crisis management. In sum, we bring a wealth of experience, knowledge, ability, and team continuity. The remainder of this section provides more detail on our qualifications.

2.3.1 RELEVANT EXPERIENCE (CRITERION 1) (REFERENCE PARAGRAPH SO-L-5.1.1)

      We have been building an experience base for over 12 years in providing planning, training, exercise, and evaluation support to most of the Federal Government civil and military D/As, assisting them in preparation for, response to, and recovery from national security emergencies and natural and technological disasters in the all-hazards/all-risk environment.


                                      2-25

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

While there are numerous examples of Titan's ability to satisfy this Criterion we have included here brief summaries, in chronological order, of the most meaningful to this procurement.

      - From 1983 to 1988, and again from 1992 until the present, Titan has provided continuous support to FEMA and other civil D/As in the planning, conduct, evaluation, and assessment of emergency management team exercises and operations. In one subset of this effort we are supporting the INS in preparation for a mass immigration emergency. We are assisting the INS in the development of an Incident Annex for the Mass Immigration Emergency Plan (MIEP) as part of the FRP and are planning an exercise of the INS Mass Immigration Emergency Plan.

      - From 1986 until 1992, Titan also provided technical support to the Joint Chiefs of Staff (JCS) Exercise Evaluation Program which included support to JCS-sponsored command and control (C2) and Command Post Exercises (CPXs).

      - Since 1988, Titan has assisted FEMA in implementing the NSEP program and provided a full range of training services to almost all Federal D/As. Titan was responsible for indoctrinating and preparing members of the national and regional Emergency Management Teams (EMTs). As the world changed over the last few years, this program and Titan support has evolved into providing support to FEMA as it relates to the FRP and the training of ERTs. In addition, Titan assisted FEMA in the development of the ERT-N concept which is designed to identify, train, and then deploy a cadre of Headquarters personnel to a location near a disaster in situations in which the scope of the disaster has or will overwhelm state and local resources.


                                      2-26
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                                                                    [LOGO] TITAN

      - From 1990 to 1994, Titan assisted FEMA in providing operational planning support to the NSEP program and the Federal Government's Continuity of Government (COG) program. Again, as with previous programs, this program evolved into providing support to FEMA, and the rest of the Federal D/A's, in a total review and integration effort for comprehensive risk-based all-hazards preparedness, response, and recovery planning as part of the FRP. We served as the Executive Secretariat to the Interagency Planning Group for the FRP providing meeting support to the annex planning leaders. In addition, we also wrote, in support of FEMA, the Northridge Earthquake Summary for the FRP's CDRG.

      - Since 1992, Titan, as the exercise support contractor for the Chemical Stockpile Emergency Preparedness Program (CSEPP), has assisted the Department of the Army and FEMA in a joint effort to increase the capability of chemical surety installations and the surrounding communities to deal with a chemical accident or incident. The joint effort has taken place at each of the eight U.S. storage sites, to include relating them to the National (Oil and Hazardous Substances Pollution) Contingency Plan (NCP). The above examples are discussed more fully in Section 4, which details related experience.

      - Titan also has provided exercise and planning support to the FAA Emergency Operations Program. We have assisted the FAA and its Emergency Operations Branch in the planning, conduct, and evaluation of a series (1992-1994) of nine regional catastrophic disaster response exercises. These exercises focused on the actions necessary to maintain the safety of the airways, personnel, and facilities and the reconstitution of the NAS. Primarily, these exercises were designed to


                                      2-27

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

            exercise FAA response procedures, both internally and externally. Internally, these exercises were designed to present a scenario situation in which the level of damage was more than could be handled by internal FAA resources. The objective was to "stretch the envelope" and expose the regional teams to the need to look outside the FAA for satisfaction of recovery requirements. From this perspective, all exercises were designed to familiarize exercise participants with the FRP and ESF #1 (Transportation). In the case of the Great Lakes Region (AGL) technological disaster exercise, the NCP was highlighted, as well as the reporting infrastructure and processes (not only internal to the FAA but outside as well). One important aspect that evolved over this series of exercises was the real-time interface between the FAA Headquarters and the regional participants during exercise play. This interface took place via teleconferencing sessions with a focus on information flow provided in discussions about SITREP contents. The lessons learned by and the conversations between the headquarters and regional groups resulted in a better appreciation of the roles and responsibilities of each. Critiques received in the post-exercise feedback process from all nine regions indicate that this first series of exercises was a success.

      - In support of one of the planning requirements of the Emergency Operations Plan, Titan assisted ADA-20 and Flight Standards Service
            (AFS) in developing a prototype approach to identify and define the essential (emergency) functions of the FAA. This work was accomplished in December 1994. The effort was particularly important since one of the primary lessons learned from the first series of exercises was the challenge of information management and the necessity to: define essential (emergency) functions; specify the information requirements


                                      2-28
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                                                                    [LOGO] TITAN

            to support these functions; pre-position the information requirements in the field BEFORE an emergency situation develops.

      Overall, the Titan team has extensive planning, training, exercise, and evaluation experience in all aspects of emergency operations. That experience includes national security emergencies, and natural or technological disasters. We clearly have the ability to satisfy the requirements of Criterion 1.

2.3.2 KEY PERSONNEL (CRITERION 2) (REFERENCE PARAGRAPH SO-L-5.1.2)

      The key attributes of Titan personnel in meeting Criterion 2 are knowledge, motivation, ability, experience, and continuity. The same personnel who are currently providing support to the FAA's Emergency Operations Program are proposed again. The only difference is that they will start fresh with the benefit of the last three years of relevant experience. Mr. John Chambers has been the Project Manager for the last 18 months, and is proposed again as the Project Manager for this procurement. Mr. Colin Harding has been the facilitator/moderator for the entire series of the nine regional catastrophic disaster response exercises and will continue in that role. Finally, Mr. Paul Carlson, Executive Vice-President for Titan Systems Group, has provided the corporate link between Titan and ADA-20 and will continue to do so.

      All three individuals have extensive personal experience in providing planning, training, exercise, and evaluation support to emergency preparedness operations. Mr. Chambers, in addition to being the current Project Manager for this project, has also served as a technical support Program Manager for two national-level programs related to national security


                                      2-29

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

emergencies. Mr. Harding was previously the Program Manager for the FEMA Exercise Program and has also been a Program Manager for two national-level programs also related to national security emergencies. Mr. Carlson has served as Program Manager for both the FEMA Exercise Program and for the FEMA Operations Support Program which provided training to the national and regional EMTs and he has directly supported the FAA Exercise program effort.

2.3.3 SPECIFIC TECHNICAL KNOWLEDGE AND ABILITIES (CRITERION 3) (REFERENCE PARAGRAPH SO-L-5.1.3)

      The depth of specific technical knowledge and abilities is a direct product of the relevant experience and key personnel profiled in the two previous sections.

      Titan personnel were directly involved in drafting the original FRP, which was taken from the National Earthquake Plan. In addition, we have used both the FRP and the FAA's Emergency Operations Plan as primary source documents for structuring all of the table-tops conducted as part of the recent series of catastrophic disaster response exercises. Finally, to further substantiate our understanding of Criterion 3, we are currently assisting FEMA in the training of response teams on all aspects of the FRP.

      One of the outcomes of the latest exercise series was a better understanding of the FAA's Emergency Operations Plan and the FRP and how the plans complement each other before, during, and after an emergency situation. More specifically, a clearer understanding was achieved regarding the linkage between the operational elements of the FAA's CRS (such as exists between the regional and headquarters CRSGs/CRWGs), the linkage between these groups


                                      2-30
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                                                                    [LOGO] TITAN

and the DOT Emergency Operations System before the activation of the FRP, and the linkages that are created between these groups and ESF #1 (Transportation) after FRP activation.

      An additional important outcome of the exercise series was a better appreciation, of the problems that face responders at the local, State, and Federal levels as they reacted to a major disaster situation. Recent experiences with Hurricane ANDREW, the Midwest floods, and the Northridge Earthquake have also highlighted some of these problems. This is an area that we understand very well as Titan was chartered to develop after-action reports on two of these disasters, Hurricane ANDREW and the Northridge Earthquake. While not inclusive, the following discussion provides a brief insight into the broader overall disaster response problem and relates examples of the types of subjects responders are concerned with at virtually all levels, particularly as relates to a major disaster.

      PROBLEMS IN DISASTER RESPONSE. Disaster response can vary by intensity and extent of the disaster. The American Red Cross responds to approximately 40,000 "disasters" every year. Some of these may be declared as major emergencies or disasters by local governments. States may declare 100-120 as major disasters; of which the Federal Government may issue Presidential declarations for 40-50. The Federal Government thus responds to one-tenth of one percent of the disasters that private organizations do and half as many as States do, and half as many as States do. The range of "disasters" can be everything from a flooded basement to a major regional urban earthquake. Problems faced by emergency responders will vary to type, extent, and duration of the response. Often the problems faced in the emergency response phase have solutions in the preparedness, recovery, and/or mitigation phases of the disaster. Exhibit 2.3-1 depicts some of the more prevalent problems, grouped into four major categories, faced


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

by local, State, and Federal responders that Titan has identified based upon our emergency preparedness-related exercise, training, and planning support.

          EXHIBIT 2.3-1. EXAMPLES OF DAMAGE RESPONSE SUBJECTS/PROBLEMS

================================================================================
                    COMMAND, CONTROL AND COMMUNICATIONS (C3)
--------------------------------------------------------------------------------
Warning                       -  Was there any? Will there be any for possible
                                 future events? What's next?
--------------------------------------------------------------------------------
Damage Assessment             -  What was lost? What remains?
--------------------------------------------------------------------------------
Situation Assessment          -  What is overall assessment of ability to
                                 recover and operate?
--------------------------------------------------------------------------------
Communications Status         -  What is the status? Who can be contacted? What
                                 can be repaired?
--------------------------------------------------------------------------------
Lines of Responsibility       -  Are they clear? Who to look for help or to
                                 provide help?
--------------------------------------------------------------------------------
Information Management        -  How and who assures that the appropriate
                                 information is received by the right source at
                                 the right time?
--------------------------------------------------------------------------------
                             INFRASTRUCTURE SUPPORT
--------------------------------------------------------------------------------
Asset Availability            -  What is the condition of the electric grid,
                                 roads, railroads, airports, radio, and
                                 television, etc.?
--------------------------------------------------------------------------------
Law Enforcement               -  Is there sufficient police to assure public
                                 safety?
--------------------------------------------------------------------------------
Medical                       -  What is the condition of local hospitals and
                                 staff?
--------------------------------------------------------------------------------
                                  LIFE SUPPORT
--------------------------------------------------------------------------------
General Condition             -  Is there sufficient food, water, shelter,
                                 clothing, etc? If not, where to look for
                                 immediate relief?
--------------------------------------------------------------------------------
Resource Availability         -  Are the processes and procedures for dealing
                                 with relief organizations adequate? Are
                                 controls required to assure that relief
                                 assistance does not become a burden?
--------------------------------------------------------------------------------
Locator System                -  Has one been established?
--------------------------------------------------------------------------------
                                PUBLIC RELATIONS
--------------------------------------------------------------------------------
Media Capability              -  What radio and television systems are available
                                 to address the public? Will the networks make
                                 time available?
--------------------------------------------------------------------------------
Media Relations               -  How should the media representatives be
                                 handled? What access, within the disaster area,
                                 should be allowable?
--------------------------------------------------------------------------------
General                       -  Is there a problem with languages? Can all
                                 areas within the disaster area receive and
                                 understand appropriate instruction?
--------------------------------------------------------------------------------
NOTE: The above grouping of topics was selected only as a means of illustrating specifics under potential broader categories. Also, no implied prioritizing should be drawn from the listings as each disaster will influence the order of addressal.
================================================================================


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                                                                    [LOGO] TITAN

      DOCUMENT PRODUCTION. In support of FAA exercise program, we have consistently produced high quality documentation in a concise, timely, and accurate manner. The documents included Moderator's Handbook, Group Leader's Handbooks, Players' Handbooks, and Response Cell Handbooks. All materials were designed to be clear, concise, and user friendly. Also included was a briefing to the participants which defined the objectives and rules for the exercises. One key to success in this area was full coordination with all the exercise planners at both FAA and the regions. Coordination with the regional emergency operations personnel proved to be critical in the pre-exercise phase. In addition to reviewing and understanding the exercise materials, time was spent before each exercise with the Group Leader (usually the Deputy Regional Administrator), and the Response Cells. At the bottom line, experience has shown that quality document development and tight coordination is essential to ensure that support is always there for successful exercise completion.

      As we have successfully performed on the current FAA support contract, we have internalized several important lessons. We have carefully studied customer requirements and paid close attention to comments related to our performance. We have found it imperative that contractor support remain virtually invisible to those being exercised. This lesson, when it is applied, helps to assure that all actions and decisions made by the exercise group remain their responsibility. This is key because the success of the exercise is dependent on participant commitments -- especially in post-exercise corrective actions which take place as a result of their own management actions.


                                      2-33

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

2.4 EXERCISE SUPPORT REQUIREMENTS

2.4.1 GENERAL

      The SOW calls for assistance to the FAA in providing exercise support for each of three exercise categories (regions only, headquarters only, combination of headquarters and regions) under three different scenarios conditions (National Security Emergencies, Catastrophic Natural and Technological Disasters, Command and Control Exercises) in two operational environments Internal Exercises, Task I, and External Exercises, Task II. While a complete discussion of support requirements for each exercise task is contained in Sections 2.5 and 2.6, it is the purpose of this section to address the methodologies used in designing, developing, executing, and evaluating exercises. We believe the description of these exercise details will help facilitate reader understanding of more specific materials addressed in later sections.

2.4.2 EXERCISE DESIGN

      The design of an exercise requires not only knowledge of the mechanics of putting on an exercise, but also an understanding of the emergency measures to be executed by the FAA in response to either national security emergencies or domestic emergencies (catastrophic natural or technological disasters). To this end, the provision of appropriate exercise support throughout an exercise cycle depends on constant interaction with the FAA Emergency Operations Staff (ADA-20), operations centers managers, other appropriate officials within the FAA's regional emergency management infrastructure, the participating Federal D/As, and, in some cases, state and local emergency management officials.
Exhibit 2.4-1 presents a typical exercise cycle


                                      2-34

                                                                    [LOGO] TITAN

overview and identifies key support documentation and activities. The exercise cycle is divided into three distinct phases: pre-exercise, exercise conduct, and post-exercise. Each phase has its special requirements and products and, depending on the scope of the exercise being planned, a reasonable time limitation to complete. (Note that Exhibits 2.5-9 and 2.6-2 provide specific examples of detailed steps which take place within each exercise phase.)

                      EXHIBIT 2.4-1 TYPICAL EXERCISE CYCLE



      POST-EXERCISE                                                                     PRE-EXERCISE
         PHASE                                                                              PHASE
EXAMPLES OF KEY ACTIONS                                                            EXAMPLES OF DOCUMENTATION
                                      EXERCISE COMPLEXITY
- Report first impressions                   AND                                   - Concept and Objectives
- Compile data and other          OPERATIONAL REALISM VARIES                       - Work Plan
  forms of feedback                                                                - EXPLAN
- Review and analyze data       Table-Top         Functional         Full-Scale    - Scenario
- Develop documentation         Exercise  < --- >  Exercise  < --- >  Exercise     - Master Scenario Events List
  - Evaluation Report                                                                (MSEL)
  - After-Action Report                 - Objectives                               - Implementers
- Input to System of                    - Resources Available                      - Players' Handbook
  Lessons Learned                       - Scope                                    - Control Staff Instructions
                                        - Participation                              (COSIN)
                                        - Training/Orientation Needs               - Evaluation Plan
                                        - Logistics Support                          (EVALPLAN)
                                        - Administration                           - Evaluation Instruments
                                        - Documentation                            - Orientation/Training
                                                                                     Materials


                                        EXERCISE CONDUCT
                                             PHASE
                                         MAIN ACTIVITIES

                                        - STARTEX
                                        - Exercise Control
                                          --Balance "free play"
                                            with overall exercise
                                            objectives
                                        - Collect Data
                                        - Player "Hot Wash"
                                        - Conduct Critique(s)
                                        - ENDEX


                                      2-35

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page of this proposal.

      The requirements for supporting exercises varies with complexity and operational realism. Key factors include exercise objectives, resources available, scope, participation, training needs, logistics, administration, and documentation. Table-top exercises are the least complex; functional exercises require more planning and resources; full-scale exercises are the most comprehensive. The Titan approach to exercise design and development includes all the elements of the exercise cycle, with the principle differences being the level of detail provided in the documentation, the complexity of design, factors to consider in conduct, post-exercise evaluation support, the amount of time required to complete one exercise cycle, and the relationship of a single exercise to a larger master plan of multiple exercises.

      An overview of the Titan approach to exercise design is shown in Exhibit 2.4-2.

                     EXHIBIT 2.4-2 EXERCISE DESIGN APPROACH

-----------------------------------------------------------------------------------------------------------------------

    ------------------------------------            -----------------------------
           PROGRAM MANAGEMENT                                 Exercise
     Refers to all-sources in exercise       |-----       Work Plan/Schedule
              development                    |      -----------------------------
      - Operations Plan                      |                   |
      - Strategic or Master Plan (i.e.,      |      -----------------------------               ---------------------
        TEMP - Test and Evaluation Master    |         Concept and Objectives                            FAA
        Plan)                           -----|-----           Document              ----------        Exercise
 |-   - Supporting Plans                     |      -----------------------------                    Objectives
 |    - Operating Procedures and             |               Briefing(s)                        ---------------------
 |      Checklists                           |      -----------------------------
 |    - Operational Experience (Lessons      |                   |
 |      Learned)                             |      -----------------------------
 |      - Actual Disasters                   |              Exercise Plan
 |      - Previous Exercises                 |-----           (EXPLAN)
 |  -----------------------------------             -----------------------------
 |                                                               |
 |                                                               |
 |               --------------------------------------------------------------------------------------
 |               |                             |                            |                         |
 |     ---------------------          ---------------------           ---------------       ---------------------
 |      Controller Services                 EVALPLAN                     Players'                  Player
 |     ---------------------          -----------------------            Handbook           Orientation/Training
 |       MSEL/Implementers             |    Data Collection          ---------------             Materials
 |     ---------------------           |         Forms                      |              ---------------------
 |        COSIN/Response               |   ---------------------            |                         |
 |         Cell Handbook               |         Questionnaire              |                         |
 |     ---------------------           |     ---------------------          |                         |
 |              |                      |           Critique Forms           |                         |
 |              |                      |       ---------------------        |                         |
 |              |                      |                                    |                         |
 |              |                      |                                    |                         |
 |        --------------------------------------------                --------------------------------------------
 |               Controller & Evaluator Training                               Player Orientation/Training
 |        --------------------------------------------                --------------------------------------------
 |                                         |                                      |
 |                                         |                                      |
 |                                         |                                      |
 |                         -------------------------------------------------------------------
 |                                       Exercise Play, Control, and Evaluation
 |                         -------------------------------------------------------------------
 |                                              |                                 |
 |                                              |                                 |
 |                                              |                                 |
 |        --------------------------------------------                ---------------
 |--------             After-Action Report                               Critique
 |        --------------------------------------------                ---------------
 |                                              |                                 |
 |                                              |                                 |
 |                                              |                                 |
 |        --------------------------------------------                            |
 |                      Remedial Actions                                          |
 |--------                   Program                   ---------------------------|
          --------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                                      2-36
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                                                                    [LOGO] TITAN

2.4.3 EXERCISE PREPARATION

      Overall, our approach is characterized by rigorous referencing of all documentation and maximum use of lessons learned and techniques from previous exercises, real world experiences, and other training events. We will work closely with the FAA Project Officer and designated points-of-contact to ensure all exercise requirements are satisfied. Our approach for the development of exercise materials is described in the following paragraphs. Importantly, however, FAA exercise objectives represent the major input during exercise design and preparation.

      EXERCISE WORK PLAN/SCHEDULE. Immediately upon receipt of the task assignment, we will begin development of a draft Exercise Work Plan that provides a road map and schedule for all aspects of preparation for the exercise. This schedule will be based on the notional task assignment planning schedule shown in Exhibit 2.4-3, but actual tasking will provide additional detail.

          EXHIBIT 2.4-3 NOTIONAL TASK ASSIGNMENT AND PLANNING SCHEDULE

------------------------------------------------------------------------------------------------------

                                     WORK PLAN SCHEDULE
                                                                                       |
                                                                1995                   |   1996
                                            J   F   M   A   M   J  J  A   S   O   N  D | J   F   M
------------------------------------------------------------------------------------------------------
            PRODUCTS                                                                   |
------------------------------------------------------------------------------------------------------
                                                                                       |
WORK PLAN                                   x_x
------------------------------------------------------------------------------------------------------
CONCEPT AND OBJECTIVES DOCUMENT             x_x_X
------------------------------------------------------------------------------------------------------
EXPLAN                                        __________x___X
------------------------------------------------------------------------------------------------------
SCENARIO/SECURITY PLAN                        __________________x___X
------------------------------------------------------------------------------------------------------
COSIN/MSEL/IMPLEMENTERS                                  ___________x___X
------------------------------------------------------------------------------------------------------
CONTROLLER'S HANDBOOK                                      _____________x___X
------------------------------------------------------------------------------------------------------
EVALUATION PLAN (EVALPLAN)                                 _____________x___X
------------------------------------------------------------------------------------------------------
TRAINING AND EXERCISE MATERIALS                            _____________x___X
------------------------------------------------------------------------------------------------------
PLAYER TRAINING (WINDOW)                                                    ____
------------------------------------------------------------------------------------------------------
CONTROLLER/EVALUATOR TRAINING (WINDOW)                                      ____
------------------------------------------------------------------------------------------------------
CONDUCT EXERCISE                                                               X
------------------------------------------------------------------------------------------------------
FIRST IMPRESSIONS REPORTS                                                          X
------------------------------------------------------------------------------------------------------
AFTER-ACTION/CRITIQUE REPORTS                                                  __________x___X
------------------------------------------------------------------------------------------------------

LEGEND:   x DRAFT
          X FINAL


------------------------------------------------------------------------------------------------------

                                      2-37

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

      Within 10 days of tasking, we will submit the draft work plan to the FAA Project Officer for review and approval. The work plan will include exercise planning milestones of the key events shown in Exhibit 2.4-4.

                            EXHIBIT 2.4-4 KEY EVENTS

================================================================================
-     Schedule of exercise planning and coordination meetings

-     Designation of points of contact for all participating D/As

-     Definition of roles and responsibilities

-     Agreement on the concept and objectives for the exercise

-     Identification of players and participants

-     Selection of exercise site

-     Selection of controllers evaluators, and support staff

-     Completion dates (and coordination schedule) for exercise documentation
      -     Concept and Objectives document
      -     EXPLAN
      -     Scenario
      -     MSEL
      -     Implementers
      -     Players' Handbook
      -     Controller's Handbook
      -     EVALPLAN
      - Training and exercise materials (to include "School Solution" papers if required)

-     Definition of evaluation products (critique, reports)

- Concept and dates for pre-exercise player and controller/evaluator training

-     Outline of public information plan

-     Definitions of exercise site preparation and logistics

- Schedule of completion dates (and coordination schedule) for post-exercise reports
================================================================================

      CONCEPT AND OBJECTIVES DOCUMENT. Upon approval of the work plan, we propose a joint meeting with exercise planners from the participating entities. To facilitate development and coordination of the document, we will employ the following approach:


                                      2-38

                                                                    [LOGO] TITAN

      - Based on guidance from the FAA Project Officer, we will prepare a "strawman" draft (and briefing) for use at the initial meeting, outlining the proposed exercise purpose, scope, objectives, and suggested issues.

      -     We will then prepare a coordination draft for review.

      - Based on comments received, we will prepare the documentation in final form and submit it to the FAA Project Officer for distribution, as appropriate.

      The Concept and Objectives document will serve as the principal source for further exercise planning and will contain information concerning: purpose, scope, and overall objectives of the exercise; concept and procedures for exercise play; timeframe for exercise play; time plan for conduct of the exercise; general description of the exercise scenario; participants; procedures for control and evaluation of the exercise; description of exercise materials; exercise site; and administrative/logistic support concept. An essential part of this effort is development of a Concept and Objectives briefing that will facilitate coordination at both the national and regional levels.

      EXERCISE PLAN (EXPLAN). Based on the approved Concept and Objectives document and any additional guidance from the FAA Project Officer, Titan will next prepare the EXPLAN, which is the principal guiding document for the conduct of the exercise. In developing the EXPLAN we will draw on our substantial operational experience and our extensive exercise planning experience. EXPLAN development will typically follow the pattern described in the following steps:

      - STEP 1. Review/analyze exercise and operational planning documents, comments, after-action reports, and lessons learned from all sources.


                                      2-39

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page of this proposal.

      - STEP 2. Meet with the FAA project staff and other FAA representatives, as available, to develop the detailed exercise objectives and the planning assumptions that impact exercise execution.

      - STEP 3. Based on the type of scenario to be played and input from the meetings, develop the scenario outline for the disaster or national security emergency situation.

      - STEP 4. Based on the preceding steps and the concept for exercise play, complete a draft EXPLAN. Coordinate it with the exercise planners. Support the FAA Project Officer in conducting an EXPLAN coordination conference, if necessary.

      - STEP 5. Incorporate comments, as appropriate, and publish the final EXPLAN. Ensure that the process is sufficiently flexible so that it allows for incorporation of last-minute changes (as happens frequently).

      - STEP 6. Publish changes to the final EXPLAN, if required. Should this be necessary, assist the FAA Project Officer in distributing the changes as expeditiously as possible.

      Using the schedule developed in the work plan, the EXPLAN will provide the most important information and assign responsibilities for each step in planning, conducting, controlling, evaluating, and supporting the exercise. Included in the EXPLAN will be coordinating instructions and a list of points of contact for all participants. An example of the contents of an EXPLAN for a full-scale exercise is shown in Exhibit 2.4-5.

      Delivery of an approved EXPLAN will be followed by coordinating the tasks set forth in the exercise planning schedule and completing the other documentation required to support


                                      2-40
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                                                                    [LOGO] TITAN

the exercise (e.g., COSIN/controller services, MSEL, Implementers, Players' Handbook, and EVALPLAN).

                      EXHIBIT 2.4-5 NOTIONAL EXPLAN OUTLINE

================================================================================

                 BASIC PLAN                           ANNEXES
                 ----------                           -------

  1.0 General                               A. Acronyms/Abbreviations
  2.0 Concept and Objectives                B. Scenario Outline
  3.0 Conduct and Control of the Exercise   C. Levels of Participation
  4.0 Exercise Evaluation                   D. Exercise Procedures
  5.0 Planning Schedule                     E. Communications
  6.0 Responsibilities                      F. Public Affairs
  7.0 Communications                        G. EVALPLAN
  8.0 Security                              H. Security Plan
  9.0 Public Affairs Guidance               I. Planning/Administrative Checklist
 10.0 Administrative/Logistic Arrangements  Z. Distribution
 11.0 Post-Exercise Reports
 12.0 Coordinating Instructions
 13.0 References
================================================================================

      Our approach for development of these items will involve a step-by-step process that provides for:

      - Research and analysis of available supporting data and reference material, in line with the exercise goals and objectives

      - Continuing dialogue with the FAA Project Officer and designated points-of-contact

      -     Preparation of a coordination draft of each document

      - Incorporation of comments and publication of a final version in accordance with the exercise planning schedule.


                                      2-41

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page of this proposal.

      EXERCISE SCENARIO. The Exercise Scenario provides all exercise participants with a general situation overview and sets the stage for the start of the exercise (STARTEX). The scenario is based on the situation and includes a brief description of conditions. For example, an earthquake scenario would include initial reports of damage that responders would be expected to have, a chronology of significant events, response actions that will have occurred prior to STARTEX, and the overall situation at STARTEX. A key aspect of the scenario is that it need to be constructed in a way to logically support accomplishment of the exercise objectives. The scenario may be published separately or incorporated into selected documentation.

      MSEL. MSEL development is based on the exercise objectives and exercise scenario in accordance with the themes and issues to be played. The MSEL provides a complete listing of events or actions to be injected into player channels during the exercise. The development of this list is based on input from FAA and any other participating exercise planners, results from previous exercises, actual experiences, and other sources. The events are listed in chronological sequence, based on the exact date and time the MSEL event is to be injected into exercise play. For large, complex exercises MSEL development can require weeks of preparation. A major part of MSEL preparation is the consolidation of all inputs, reconciliation of any conflicts, and the creation of additional MSEL items to satisfy exercise objectives. Development and distribution of the MSEL should be strictly controlled, with access limited to exercise planners, controllers, and evaluators only. Procedures should be established to preclude exercise players and others who have no need to know from having access to this list.

      IMPLEMENTERS. Implementers are often referred to as "messages" by some exercise design specialists. Implementers provide the means to transmit realistically the MSEL events


                                      2-42
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                                                                    [LOGO] TITAN

or activities to the players to stimulate or cause the players to take action or implement planned policies or procedures. The exercise implementers are the actual messages, memoranda, letters, news reports, FAXs, telephone calls, etc., that the players receive from exercise controllers based on the schedule established by the MSEL. Implementers are developed in coordination with the FAA and any emergency planners who assisted in the preparation of the MSEL. Our major role will be to develop and collect all implementers, review them for consistency and completeness, arrange them in proper sequence, and make copies, as necessary, for multiple injection points. The implementers are injected into play at the prescribed time and location by the exercise controllers. As with the MSEL, access to the implementers prior to the time of injection should be avoided. Procedures should be established to preclude exercise players and others who have no need to know from having access to these items.

      PLAYERS' HANDBOOK. The Players' Handbook provides players a guide covering their responsibilities in the exercise and information on the rules and procedures that govern exercise play. These data reflect the contents of the EXPLAN and, for ease of development, will be included as an annex, along with logistics information relative to the exercise site. The Players' Handbook will be completed in conjunction with the EXPLAN and distributed to individuals selected as players in the exercise. For large exercises it will be required reading prior to exercise conduct and will be used as a reference document during player training and during exercise play.

      COSIN. The COSIN provides guidance concerning procedures and responsibilities for personnel performing exercise control services. This document will describe the process for introduction of the disaster situation and the issue(s) to be addressed, facilitating and tracking


                                      2-43

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page of this proposal.

exercise progress, maintaining the MSEL and injecting implementers, answering player questions, and documenting the results of the exercise. It also provides useful information for evaluators and support personnel on how their activities complement and relate to exercise control. In addition, emergency "stop action" procedures are included should an actual operational emergency occur during the exercise. Copies of the COSIN will be distributed to selected personnel prior to the exercise; however, procedures should be established to preclude exercise players and others who have no need to know from having access to this document.

      EVALPLAN. The EVALPLAN describes the overall critique process to be followed in the exercise. It provides guidelines for evaluators concerning procedures for observing exercise play, completion of data collection forms, administration of player evaluation sheets or questionnaires, and conduct of the exercise critique. Data collection forms will be designed to make sure that each exercise objective is addressed; this is also true for the design of the player evaluation sheets. The EVALPLAN also provides formats and schedules for completion of post-exercise reports (i.e., the First Impressions Report and the final Exercise Critique or Evaluation Report). (NOTE: for purposes of this discussion, the term "evaluator" is synonymous with "data collector." In larger exercises, data collection can be so comprehensive [as in Command and Control exercises] that data collectors are specialists and have no role in the provision of controller or evaluation services.)

      As with the Controller's Handbook, copies of the EVALPLAN will be distributed to selected personnel prior to the exercise; however, its contents should not be divulged to exercise players and others who have no need to know.


                                      2-44

                                                                    [LOGO] TITAN

      PLAYER TRAINING. In many past exercises, a significant number of participants felt the exercise would have been more beneficial if they had received more prior training, both in their substantive emergency response procedures and in exercise participation. Part of this training need can be met through the use of table-tops before a headquarters or FSE exercise. However, many feel that training immediately before the exercise, preferably at the exercise site, is most helpful. Consequently, the development of "school solution" papers to support table-top exercises is an option which can be used to guide and direct personnel toward the processes, procedures, and policy decisions they will most likely face in a higher level exercise at the headquarters level or during the FSE. As desired by the FAA Project Officer, Titan is prepared to develop the training materials (e.g., briefing charts, worksheets, and "school solution" papers), and conduct player training as is needed and appropriate. As with the recently completed exercise series, Titan found it extremely valuable to provide orientation and training for all exercise participants prior to STARTEX.

      CONTROLLER/EVALUATOR TRAINING. Once the COSIN and EVALPLAN have been completed, training sessions for personnel designated as controllers and evaluators should be scheduled. Such sessions can cover: the exercise overview briefing, including the scenario, as will be presented to the players; the exercise objectives; the contents of the COSIN and the EVALPLAN; exercise control and evaluation responsibilities and procedures; use of data collection forms; and a rehearsal and walk-through of STARTEX and exercise procedures. Once again, as desired by the FAA Project Officer, Titan is prepared to develop training materials in any form and at any level of detail and conduct such controller/evaluator training as is needed and appropriate.


                                      2-45

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page of this proposal.

2.4.4 EXERCISE CONDUCT

      During all exercises, Titan personnel will support the Exercise Director and the control/evaluation staff in all aspects of conducting the exercise. Our staff members are extremely well qualified to serve either as controllers or evaluators. We have learned from our experience that, during the conduct of an exercise, activities generated by the MSEL and implementers do not always progress as planned. Two conditions often develop. First, there are sometimes lulls or periods of inactivity. Second, players may tend to drive exercise play in unusual or unplanned directions which stray from exercise objectives. For these occasions, exercise control personnel will have been provided "extra" or "hip-pocket" implementers which can be injected so as to put the exercise back on track. Implementers can also serve to make sure each player stays fully engaged so that the exercise experience becomes meaningful and rewarding. We will also assist in development and implementation of procedures and the collection of message players' logs and other items generated by exercise play for evaluation and reference. In addition, our personnel are prepared to conduct and/or participate in an informal debrief(s) with controllers and evaluators immediately after the exercise in order to capture feedback (observations or perceptions) that may not otherwise link back into the planned data collection process.

2.4.5 POST-EXERCISE ACTIVITIES

      Post-exercise activities provide a means to analyze the achievement of exercise objectives and identify areas in which corrective actions should be taken on policies, plans, procedures, and potential system enhancements relative to emergency operations. A time-tested approach is to


                                      2-46

                                                                    [LOGO] TITAN

have each participating entity submit a First Impressions Report within 30 days after the exercise. The format for such a report includes: a description of overall performance; results (successes, problems, and unresolved issues); and recommendations for remedial actions and future exercises.

      Based on the responses in the First Impressions and/or Critique Reports (as well feedback from evaluator data collection forms, player questionnaires, and analysis of exercise message traffic), we will develop a draft and final Critique and/or Evaluation Report that organizes and categorizes the findings and recommendations resulting from the exercise. The Critique Report is a principal input to remedial actions. A Remedial Actions Program provides a process to ensure that deficiencies identified during an exercise are highlighted and action is being taken to correct them.

      Both the positive and negative findings from the exercise will be fed back into the training and planning processes to improve emergency plans, appendices, and standard operating procedures (SOP's). Findings and lessons learned will be documented for use in future exercises, where potential solutions to deficiencies can be validated.

      An example of an outline for a critique is shown in Exhibit 2.4-6.


                                      2-47

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page of this proposal.

                   Exhibit 2.4-6 After-Action Critique Outline

================================================================================

    I.    Executive Summary            IV. Evaluation
          A. General                       A. Overall Assessment
          B. Overall Evaluation            B. Evaluation of Each Objective
          C. Summary Findings              C. Summary of Exercise Critique
                                           D. Analysis of Results
    II.   Introduction
          A. Purpose                   V.  Conclusions and Recommendations
          B. Methodology and Process
          C. Emergency Situation       Annex A: Data Collection Summary
                                       Annex B: Player Questionnaire Summary
    III.  Exercise Overview
          A. Exercise Concept
          B. Exercise Objectives
          C. Emergency Situation

================================================================================

      The Titan team is prepared to provide complete, meaningful, and substantive exercise products and support to the FAA in this proposed effort. Our experienced and dedicated professional staff is ready to produce the kind of quality deserved by this vital FAA Emergency Operations Program.


                                      2-48

                                                                    [LOGO] TITAN

2.5 TASK I - SUPPORT FOR INTERNAL FAA EXERCISES (REFERENCE SOW PARA 5.2)

      The Titan technical approach to support of internal FAA exercises is based upon: an understanding of the requirements; our comprehensive experience in emergency operations, including the FAA, and the conduct of the full spectrum of training and exercise activities; and our commitment to the benefits which can be gained by the FAA in operational efficiency and effectiveness toward mission accomplishment. The remainder of this section focuses on Task I, as illustrated in Exhibit 2.5-1.

                          Exhibit 2.5-1 TASK I OVERVIEW

-----------------------------------------------------------------------------------------------------------------------

                              -------------------------------------             -------------------------------------
                                                             SOW                                               SOW
                              INTERNAL FAA EXERCISES                            EXTERNAL FAA EXERCISES
TRAINING AND                                               PARA 5.2                                          PARA 5.3
EXERCISES                       - HQ ONLY                   TASK I                - HQ ONLY                   TASK II
                                - REGIONS ONLY                                    - REGIONS ONLY
                                - COMBINED HQ & REGIONS                           - COMBINED HQ & REGIONS
                              -------------------------------------             -------------------------------------
                                 |                                                      |
- - - - - - - - - - - - - - - - -|- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                 |                                                      |
                                 |      ------------------------------------------      |
                                 |                                          SOW         |
                                 |      OTHER TECHNICAL SERVICES                        |
OPERATIONAL PLANNING             |                                        PARA 5.4      |
                                 |----    - OPERATIONS PLANS              TASK III  ----|
                                 |        - ASSOCIATED APPENDICES                       |
                                 |        - SOPs                                        |
                                 |      ------------------------------------------      |
                                 |                                                      |
- - - - - - - - - - - - - - - - -|- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                 |                                                      |
                                 |      ------------------------------------------      |
                                 |        - EXERCISE COORDINATION MEETINGS              |
EXERCISE COORDINATION            |        - EXERCISE DOCUMENT REVIEWS                   |
AND INTERFACE PROCESS            |----      - DOT                                   ----|
                                 |          - FEMA                                      |
                                 |          - OTHER D/As                                |
                                 |      ------------------------------------------      |
                                 |                                                      |
- - - - - - - - - - - - - - - - -|- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                 |                                                      |
                                 |      ------------------------------------------      |
                                 |                                           SOW        |
                                 |      ACTIVITY REPORTS                                |
PROGRAM OVERSIGHT                |                                         PARA 4.      |
AND CONTROL                      |----    - WORK PLAN                     ACTIVITY  ----|
                                          - WEEKLY COTR STATUS MEETINGS    REPORTS
                                          - MONTHLY LETTER REPORTS
                                        ------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

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2.5.1 UNDERSTANDING

      Task I calls for capabilities which provide the overall FAA Emergency Operations Program with a full range of options for conducting internal exercises. Such exercises are needed to enhance individual expertise and to provide for team building and experience in the CRSGs and CRWGs at FAA, the regions, and if directed, the Aeronautical and Technical Centers.

      Task I is comprehensive; it requires exercise capability in an "all-hazards" environment. Supporting technical services need to be rooted in recent and relevant experience which clearly shows: 1) a clear understanding of FAA Order 1900.1E and its role as the basic reference for Task I; 2) a record of success in developing and conducting a wide variety of exercises; 3) a broad base of experience in the interagency (e.g., FEMA, Military) arena so support to internal exercises is done with an understanding of the nature and content of support provided by outside agencies; and 4) the capacity to research and document special subjects which will be required to underwrite future exercise design and conduct.

      Task I technical support has its focus on nine primary elements identified in the SOW. Those elements are shown in Exhibit 2.5-2. Note that the elements of Task I all translate into actions, considerations, and commitments which take place at various times in the exercise cycle. The exercise emergency operations environment is created by scenario development and supported by controller services; the participants are challenged to seek information and make assessments.


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      EXHIBIT 2.5-2 TASK I - TABLE-TOP TO INTERACTIVE FULL-SCALE EXERCISES

==================================================================================================
                                               Internal Exercise Participants
      Scenarios to          ----------------------------------------------------------------------
      Consist of                                        Headquarters                 Combination
      Simulations:          Regions Only                    Only                  (Hq and Regions)
==================================================================================================
National Security                                TASK I ELEMENTS
Emergencies                                  (APPLICABLE TO ANY EXERCISE)

                            -  Scenario Development
Catastrophic Natural and    -  Message Preparation
Technological Disasters     -  Controller Services
                            -  Logistics Support
                            -  MSEL Preparation
Command and Control         -  Accumulation and Presentation of Critique Comments
Exercises                   -  Statements of Lessons Learned
                            -  Preparation of Pre-Exercise Participant Information Hand-outs
                            -  Preparation of "School Solution" Papers (for Prescribed Exercises)
==================================================================================================

      In a table-top exercise, the information provided to the CMC would come from controller services (e.g., Response Cell) simulating all entities beyond the scope of the participants. In an interactive full-scale exercise, information coming to the CMC would come mainly from active play by the FAA infrastructure (e.g., subordinate and/or supporting organizational elements) and other response organizations, such as state and local governments. In addition, the information flow could come over operational communications systems selected for testing in the exercise. In a large command and control exercise, technical complexity for exercise support can be high, as FAA leadership seeks to validate capability in an overall mission-oriented simulation.

      Important aspects of each of the nine Task I elements are summarized in
Exhibit 2.5-3. Each element is discussed further in subsequent paragraphs in the same sequence as it provided in the SOW.


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                          EXHIBIT 2.5-3 TASK I ELEMENTS

================================================================================
           ELEMENTS                               IMPORTANT ASPECTS
================================================================================
1. Scenario Development             This action must support FAA leadership by
                                    supporting exercise objectives.
--------------------------------------------------------------------------------
2. Message Preparation              This action requires developing information
                                    inputs (messages, FAXs, telephone calls,
                                    media reports, etc.) which amplify the
                                    scenario and support the flow of the
                                    exercise.
--------------------------------------------------------------------------------
3. Controller Services              People must be handpicked because their
                                    informed actions determine the degree to
                                    which exercise objectives are achieved.
--------------------------------------------------------------------------------
4. Logistics Support                This element embraces everything from paper
                                    clips to supporting White House visitors.
                                    Success in logistics support comes from
                                    flawless coordination, anticipation of needs
                                    drawn from a base of seasoned experience,
                                    and a team who understands the importance of
                                    hard work.
--------------------------------------------------------------------------------
5. Master Scenario Events List      Careful attention is needed because the kind
   (MSEL) Preparation               of situations presented to the players needs
                                    to be credible and relevant.
--------------------------------------------------------------------------------
6. Accumulation and Presentation    Feedback is the lifeline which closes the
   of Critique Comments             communications loop between people; it may
                                    be written or take other forms, but it is
                                    key to the question: "How are we doing?"
--------------------------------------------------------------------------------
7. Statements of Lessons Learned    Succinct statements relevant to real world
                                    operational or previous exercise experience
                                    (and the link to changes to be accomplished
                                    in the future) are the "jewels" of the
                                    exercise world.
--------------------------------------------------------------------------------
8. Preparation of Pre-Exercise      This includes a Players' Handbook which
   Participant Information          provides an overview of the exercise to
   Hand-Outs                        include objectives, time, direction,
                                    location, scenario, etc.
--------------------------------------------------------------------------------
9. Preparation of "School           These papers are basically issue papers
   Solution" Papers for Prescribed  which provide to the participants background
   Exercises                        on issues which may have some relevancy
                                    during the conduct of the exercise.
================================================================================

2.5.1.1 SCENARIO DEVELOPMENT. The pre-exercise phase is crucial to exercise success, and scenario development is a key element of the early planning process. Scenario materials define the substantive situations that senior decision makers and their advisory staffs deal with during the course of exercise activity. These materials often include separate documentation in large exercises. For example, a Key Themes document may support early design decisions; a Subordinate Themes document may provide particular exercise issues selected to emphasize play in certain functional areas; a MSEL presents mainstream challenges to players and describes


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timing and other aspects of implementation; the implementers or the messages, as discussed next in subsection 2.5.1.2, expand the MSEL items and contain detailed, relevant, and plausible scenario information; Player Files will often be developed to contain exercise materials that are designed to bring emergency operations exercise players up-to-date on significant events; Time Compression Briefs may be needed, depending upon the design of a specific exercise (needed when exercise events skip forward in time to describe to the players those events that occurred during the skipped period). The Scenario itself provides information on the pre-exercise period (Background Scenario), as well as the material for the exercise play (Exercise Scenario). It is designed to introduce the substantive situation and stimulate exercise play related to the chosen themes as they link to exercise objectives.

      The Scenario portrays a hypothetical crisis situation which is intended to: create the operational conditions appropriate to the mission; develop situations that involve the senior players in the assessment and decision process; develop complementary situations that keep all substantive players active in the exercise; provide sufficient information (that would be plausibly available) to allow exercise players to do their jobs.

      The most important aspect of scenario development is that it needs to support FAA leadership by keeping a focus on the exercise objectives. To accomplish this, scenario development must be a cooperative effort among all planners. As examples of the scenarios developed for the first series of exercises, Titan, in coordination with ADA-20 and the operations centers managers, developed four hurricane scenarios, four earthquake scenarios, and one technological disaster scenario (see Exhibit 2.1-1). In all cases the scenarios provided the players with plausible situations to which they had to react.


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2.5.1.2 MESSAGE PREPARATION. Message preparation is that element of Task I which refers to the category of support which many exercise specialists refer to as "implementers" (reference Section 2.4.3). While the MSEL is the planning bridge between overall objectives and the creation of implementers, implementers provide the bridge between planning and execution. The challenge to exercise sponsors is to enhance realism and minimize artificialities, and it is for this reason that message preparation is so important. The messages are what exercise players see and react to directly.

      Messages are the exercise implementers, and they take many forms (e.g., actual messages, memoranda, letters, facsimiles, news reports, memos of telephone calls, computer data outputs of many types, and even information received via words shown on beeper screens). Message preparation must be accomplished in coordination with the FAA and any exercise planners who also assist in the preparation of the MSEL. When a complete set of exercise messages has been produced, quality control of each is time well spent to ensure realism, consistency, completeness, and proper sequencing by those performing controller services. Part of the message preparation process is the orientation/training of controllers to ensure they understand their role in the injection of messages at precisely the right time and to the right location during exercise conduct. Administrative support (e.g., reproduction, controlled distribution) is a substantial, concluding facet of message preparation.

      Exhibit 2.5-4 shows actual implementer messages which were used in the FAA New England Region (ANE) exercise conducted by the Titan team on 24 and 25 May 1994. Note that one implementer was extracted from the documentation to show an example of background


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information provided at STARTEX. The second implementer illustrates how, two days later, damage assessment and status reporting are beginning to come in to the CMC.

                    EXHIBIT 2.5-4 ACTUAL IMPLEMENTER MESSAGES

                                     [CHART]


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2.5.1.3 CONTROLLER SERVICES. Exercise control, and the controller services employed to accomplish that control, seeks to ensure that the exercise stays within certain bounds and that the exercise objectives are addressed. To serve this purpose, a set of Control Staff Instructions (COSINs), supplemented by training of controller and Response Cell personnel, provide the planned arrangements for controlling and managing the exercise. When the individuals providing controller services are experienced, they work as a team to move the exercise (substance and timing) on the right path and pace to achieve designed objectives. Exercise control functions fall into three general categories: exercise administration; command and control oversight; and scenario management. A summary of exercise control functions is provided in Exhibit 2.5-5.

                    EXHIBIT 2.5-5 EXERCISE CONTROL FUNCTIONS

================================================================================
         FUNCTIONS                  SCOPE OF ACTIVITIES TO SUPPORT FUNCTION
================================================================================
Exercise Administration             Includes administrative, security,
                                    transportation, liaison, protocol, and
                                    related activities performed by controllers
                                    to ensure that the exercise runs smoothly
                                    and effectively.
--------------------------------------------------------------------------------
Command and Control Oversight       Includes the collection, preliminary
                                    analysis, and reporting of overall system
                                    performance information. It also involves
                                    activities related to sustaining the
                                    operation of the system hardware and
                                    software used during the exercise.
--------------------------------------------------------------------------------
Scenario Management                 Refers to all activities undertaken by
                                    controllers to stimulate substantive
                                    exercise play along lines that support FAA
                                    leadership exercise objectives.
================================================================================

      A table-top exercise may require only a few controllers (e.g., a 6-8 person Response Cell), and some of the controllers may perform more than one role (e.g., also be a moderator, or keep a link from the regional Response Cell to the ADA-20 team of FAA staff elements acting as a Headquarters CMC). Large exercises, such as multi-regional undertakings, require


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considerably more people. In a comprehensive, mission-validation-type exercise, several dozen well-trained people would be needed. For example, large exercises require a network of controller personnel who would function in multiple locations, including the field, and would report frequently to a centralized operation under a Chief Exercise Director and Chief Exercise Controller (who would, in turn, be supported by a control staff). Controller services are tailored to the exercise objectives, and the resources required vary accordingly. For example, command and control exercises typically pass through distinct phases (e.g., activation, field preparation activities, communications test, exercise play, and deactivation). Controller services would change with each phase, within each exercise.

      Most important in the provision of controller services is the wisdom of experience which states: Handpick controllers carefully; do it early; involve them in all aspects of exercise planning; mold them all into a team; and understand that their actions will determine the degree to which exercise objectives are achieved.

2.5.1.4 LOGISTICS SUPPORT. Logistics support refers to a broad array of requirements and capabilities needed to support the exercise. It includes transportation, exercise facilities, command and control operations and maintenance, food, lodging, spare parts resupply, and any other activity to enhance opportunities for success.

      For large exercises, the Exercise Concept and the Exercise Support Plan outline and detail required logistics support. For example, video support might be planned to assist in post-exercise activity by recording CMC deliberations to help provide better understanding of the processes undertaken by the players. Logistics support might also call for use of the new CD-


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ROM off-the-shelf capabilities. One of the challenging aspects of exercises is to minimize artificial aspects which can alter the enthusiasm for or credibility of the overall experience. Operational realism is always a design objective where resources permit. Today's multi-media capabilities can contribute significantly to enhancing exercise simulations and create a greater sense of operational realism. Logistics support also includes the provision of information/orientation activities for participants. Traditionally, these activities have been conducted by briefings and by display areas for visitors and participants. Again, the CD-ROM, multi-media technology provides real opportunities to upgrade the impact on and effectiveness of such orientations.

      Logistics support is "the glue which binds the pieces" for exercises. It includes all supply aspects, from paper clips and masking tape to color copiers and computers. Logistics can be the factor that helps move an exercise into the category of "world class." Exhibit 2.5-6 provides a set of considerations as an example of the scope of factors which determine overall logistics support.

      Note that exercise objectives come first; considerations relative to participants is next; the characteristics of the exercise follow, and then a long list of other factors blends into an overall logistics support picture. The main message is that logistics support is comprehensive. Planning must be done early, and Exhibit 2.5-6 provides examples of what should appear in the substance of an early planning document, the EXPLAN. (See also previous discussion in Section 2.4.)


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                     EXHIBIT 2.5-6 LOGISTICS SUPPORT FACTORS

         ===============================================================

         -    Detailed Exercise Objectives
         -    Participants (players, controllers, observers, VIPs, etc.)
         -    Exercise Phases (especially communications exercises)
         -    Exercise Play Configurations
         -    Exercise Locations
         -    Simulations and Constraints
         -    Player Communications Requirements
         -    Organizational Responsibilities
         -    General Guidance on Player Transportation
         -    Exercise Administration Overview
         -    Security Overview
         -    Control Overview
         -    Primary Exercise Planners
         -    Participant Preparation Overview

         ===============================================================

      More logistics support detail follows in a later planning document, the Support Plan. It identifies the specifics and defines tasks to be accomplished.
Exhibit 2.5-7 provides examples of what would appear in a Support Plan.

               Exhibit 2.5-7 EXAMPLES OF LOGISTICS SUPPORT DETAILS

         =======================================================================

         -    Administrative Support Organization; Staffing Requirements/Sources
         -    Administrative Functions/Responsibilities
         -    Administrative Equipment and Supplies
         -    Audio-Visual Aids (e.g., charts, multi-media, other)
         -    Standard Operating Procedures
         -    Billeting, Messing, and Recreational Facilities/Supplies
         -    Medical Services Availability/Provisions for Handicapped
         -    Security Clearance Requirements, as needed
         -    Access Rosters and Badging, if needed
         -    Special Provision for Retention of Exercise Materials
         - Central Locator File of All Participants (important for long exercises with several shifts)
         -    Orientation Briefings and Emergency Instructions
         -    Visitors and Observers
         -    Transportation Resources and Arrangements
         -    Personnel Emergencies
         - Pre-positioning Player, Controller, Evaluator, and Data Collector Materials
         -    Controller Management and Implementation Requirements

         =======================================================================


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      Note that this phase of logistics support represents a level of commitment where names are provided, space is committed, schedules are prepared, and resources are invested. If a contractual/vendor service is needed, the contract needs to now be in place. The final quality control action is one of constant vigilance to search out what might have been overlooked.

      Importantly, logistics support is in the hands of many people. For example, as mentioned earlier, controller services will include aspects of exercise administration to ensure that the exercise runs smoothly and securely (e.g., protocol, transportation, liaison, and security). Logistics support planning must be the model of complete coordination; it must place exercise objectives, safety, and security at the top of the priority list.

2.5.1.5 MASTER SCENARIO EVENTS LIST (MSEL) PREPARATION. This is the list which contains the events descriptions that collectively present the subjects or themes in the exercise which challenge and engage the players. The MSEL is in consonance with the scenario and supports the exercise objectives. The MSEL events provide a framework for planned activities and they focus the direction of the exercise. Each event description includes an event number, a date-time group for corresponding implementers (to be injected by exercise controllers), and the source of the event, along with a brief narrative description of the event itself. The implementers (previously discussed) expand the MSEL and contain detailed, relevant, and plausible scenario information. There is at least one implementer for each MSEL event. Implementers take the form of messages, e.g., electrical, hard copy, telephone, text beeper displays, and any other form of communication. Most implementers will originate from outside the FAA or within the infrastructure (generally represented by a Response Cell or other members of the Controller support team). In some cases, such as simulated media releases, the


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design may have the implementer go to senior exercise decision makers directly.
Depending on the design of a specific exercise, MSEL support could require a full suite of supporting documents, such as a Time Compression Brief, discussed earlier under the first Task I element--scenario development.

      Most important in MSEL preparation is careful attention by experienced exercise managers to ensure that the exercise design stimulates dynamics which stay within the bounds of the objectives set by FAA leadership, and that problems presented to players are credible, relevant, and timely.

2.5.1.6 ACCUMULATION AND PRESENTATION OF CRITIQUE COMMENTS. Feedback on the conduct and substance of an exercise is an essential ingredient for the planning of future activities and the critiques serve as one indicator of the degree to which exercise objectives were achieved. Gathering critique comments is a major component of exercise planning and implementation. IN THE PRE-EXERCISE PHASE, a concept needs to be in place which commits to the provision of opportunities for exercise participants to give their observations and judgments about all facets of the activity. In a large exercise (one which involves many locations, organizations, technical specialists, communications systems, and logistics support), the successful accumulation of constructive feedback from the wide variety of participants requires that a systematic observation/recording plan be established. Training people to follow the plan is key to implementation. DURING THE EXERCISE CONDUCT PHASE, the exercise control structure has proven to be the most productive vehicle for gathering critique information. The control structure exists throughout the exercise; it covers all locations; it includes many Controllers who have multiple roles; and it often has a dedicated communications capability. The pre-exercise data-gathering


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plan might have called for frequent, periodic reporting by Controllers; it might have required that technicians enter comments on pre-formatted critique forms;
it may have called for video taping of key player deliberations and discussions. Such planned actions must be taken as intended.

      The most efficient accumulation and presentation of critique comments can be accomplished in table-top exercises because most participants are together in one area. For example, in the FAA 1992-1994 regional exercise series, a "hot wash" or feedback period was conducted every two or three hours (for each time segment played), and a final "hot wash" was conducted at exercise conclusion. The "hot wash" consisted of a pause in exercise play, during which the Crisis Response Steering/Working Group leader assembled all exercise participants (including the Response Cell personnel). The period was dedicated to the question: "How have we done in the last several hours?" Typically, the ensuing discussions have proven valuable. They clarify problem areas, provide a chance for policy or issue education, result in quality training, and set the stage for lessons learned and follow-on fix actions. The final wrap-up "hot wash" in those regional exercises has usually included FAA Headquarters via teleconferencing on a speaker phone into the regional CMC. In the discussions, the substance is the same: "How did we do? How can we do better? Did we provide the help that was needed? How can we improve the SITREP? Can the exercise design and conduct be improved?" In these "hot wash" discussions, the region and the headquarters are in direct conversation; the experience is fresh in everyone's mind, and the process conveys an atmosphere in which participants know they can be heard and make inputs for the future.


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      IN THE POST-EXERCISE PHASE, critique information needs to come together for after-action efforts, to include the systematic creation of lessons learned. In a complex exercise, the critique process output should benefit from an all-source feedback loop which might include volumes of written reports and critique forms, and subsequent interviews and meetings. Traditionally, the process feeds into an overall evaluation process with data reduction, analysis, and a final report. In the table-top regional exercises of 1992-1994, a post-exercise critique sheet was prepared for distribution to all participants immediately following the final "hot wash." The written critique comments, when included in after-action documentation for each regional exercise, served to reinforce verbal comments made for "all ears" during teleconferencing and other "hot washes." The critique sheets were provided to the region for its own record and also provided to FAA for building its own lessons learned database. Several times during the 1992-1994 exercise series, a composite critique summary was prepared to establish a big picture view of the exercises. The overwhelming message in the critiques has been: "We need more emergency operations exercises."

2.5.1.7 STATEMENTS OF LESSONS LEARNED. Lessons Learned come from two main sources: operational experience and exercise experience. Lessons Learned, therefore, are both inputs to the planning process, and they are outputs from new experiences with impact on subsequent operational and exercise activity. Traditionally exercise lessons learned are in four categories: planning, control, personnel preparation; and evaluation (or after-action). Examples of statements of lessons learned relevant to planning might include: allow six months to develop a scenario to support a complex command and control exercise; for headquarters-sponsored exercises, bring regional planners into the scenario development as early as possible so as to cast


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

the design to include their objectives; for all exercises: agree on the concept for Controller Services (and who the people will be) as soon as possible.

      Examples of statements of lessons learned for CONTROL might include: individuals who provide controller services require authority (by personal presence or by plan) to make the right things happen. The desired path and pace of exercise activity is the output of controller activity and success is determined by balancing objectives between the creativity of "free play" and systematic planning via "scripted play"; in the 1992-1994 FAA regional exercises, the Response Cell support consistently demonstrated the wisdom of recruiting "the best" FAA people in that supporting role -- many deserved "Oscars" for their performance.

      Examples of lessons learned statements on PERSONNEL PREPARATION might include: exercise controllers are so important to success that they must be handpicked and thoroughly trained; in the 1992-1994 FAA Headquarters regional exercise series, the orientation and training sessions with the FAA Response Cell and the individual regional Response Cells proved to be a key to the successes; also in those exercises, the pre-exercise meetings with the Regional Administrator (or senior person to chair the Crisis Response Steering Group) before each exercise proved to be extremely important in establishing the teamwork needed for effective performance during conduct of the exercise.

      Examples of lessons learned statements about EVALUATION OR AFTER-ACTION are: gaining insights into command and control exercises involves much more than an evaluation via a numerical determination of reliability, availability, and maintainability of the various equipments and facilities; real value added requires the assessment of larger functions which link to mission


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accomplishment from a senior leadership point of view; it was a wise decision when the FAA emergency operations exercises in 1992-1994 were planned around the frequent "hot wash" periods in which all participants could speak and hear each other directly, so that learning, team-building, and commitments to required "fix actions" would be out in the open, and so the critique process would not be tied to grading individual performance. ASO, AWP, and ASW were first in the series of nine exercises, and as the collective FAA exercise learning curve matured, feedback was enhanced as the reputation of the exercise Team was shaped by the realization that their focus was more on learning and less on evaluation.

      Most important in creating or thinking about lessons learned is the fact that lessons learned (individually or collectively) are the jewels of the exercise planners world, and they are potential jewels for FAA leadership because they contribute to refinements and fixes in the real world. One Regional Administrator knew this well in advance of the exercise team arrival, He took his own actions to preserve every detail of the two-day exercise. The Regional Administrator had planned ahead and assigned two people to "keep a record;" he placed them on opposite ends of the CMC. He has since told the Titan Project Manager that it was one of the smartest things he did because those notes were consolidated and became the basis for a series of action items he has since assigned to the staff.

2.5.1.8 PREPARATION OF PRE-EXERCISE PARTICIPANT INFORMATION HAND-OUTS. Titan recognizes the importance of ensuring that the participants for each exercise are informed about all the critical elements of the exercise conduct. While much of this information is contained in planning documentation, experience with the recently completed series of regional table-top exercises indicates that a specifically focused and user-friendly set of handbooks is of most value


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to the participants. The purpose is to provide exercise participants with a reference source to help in understanding the exercise mechanics and their specific responsibilities. The length and detail of each handbook will vary depending upon the complexity of the exercise. For the table-top exercises, the Players' Handbook has been developed to include the following subjects: background, references, points of contact, purpose of exercise, exercise concept and objectives, assumptions, simulations, and constraints, background scenario, exercise conduct, exercise schedule, and exercise communications. A Group Leader's Discussion Guide is also a document which has proven useful. During the regional table-top exercises, the Group Leader (Regional Administrator or designee) was more of a "trusted agent." While she/he would not know as much as the Controller/Response Cell personnel, this individual needed to know more information than the other participants. The Discussion Guide provided the needed information. The value in this is that the handbook allowed the Group Leader to share in what was planned so he/she would be able to provide guidance and course corrections during the exercise. The Response Cell also needs its own set of specific information. In a full scale exercise, most relevant controller information would be contained in the COSIN. For ease of assimilation, we developed a Response Cell Handbook which provided a document specifically focused to the requirements of and responsibilities of these personnel. Although not currently required as part of the regional table-top series of exercises, a Data Collectors/Evaluators Handbook, based upon the EVALPLAN, would also be of value to selective personnel.

      Finally, Titan has found that the development and presentation of orientation and background briefings to all participants is valuable. From our experiences in other exercises, including full scale exercises, these briefings can provide an efficient way for all participants to be "brought up to speed" prior to the exercise.


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2.5.1.9 PREPARATION OF "SCHOOL SOLUTION"" PAPERS FOR PRESCRIBED EXERCISES. While
there are no true "school solutions" to most exercises, there are specific issues which lend themselves to further amplification and can be addressed as "school solution" issue papers prepared for all participants as part of the exercise preparation. The concept behind the development of these papers is to address issues that might come up during the exercise but which would become a more vital element of exercise play if the participants better understand the background and content in which these issues were to be played. Examples of these "school solution" issue papers are:

      - Interrelationship between the FAA Emergency Operations Program and the FRP

      -     The role and responsibilities of the RETCO and RETREP

      -     Procedures for requesting airlift to support FAA requirements

      -     Overview of the family of governmental response plans

      -     Overview of the Air Traffic Service Cell (ATSC)

      -     Overview of FAA communications capability.

      Titan understands the valuable role that such issue papers can serve and, with our collective experience in the overall emergency management community and our experience in supporting most of the Federal D/As, we are ready to assist ADA-20 and the FAA Emergency Operations Program in developing these papers.

2.5.1.10 SUMMARY: TASK I ELEMENTS. Exhibit 2.5-8 shows Task I SOW elements in relationship to the three exercise phases. The exhibit portrays when actions are taken and when the impact is made by each element. For example, the influence of logistics support and controller services is seen during every phase of the exercise. The same is true for statements


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

of Lessons Learned. For example, lessons learned prior to exercise planning impact the design; lessons learned during the exercise might result in immediate fix actions (such as altering work area, space, and location, or adding people to the CMC team). Lessons obtained from the overall exercise go into final reporting and will impact future operational and exercise planning.

      The creation of individual exercises (or the planning of an exercise series) requires an understanding of the SOW-specified elements/components, and the relationship of those parts to the total picture. With understanding comes opportunities for exercise successes, which translate to improved FAA emergency operations.

                          EXHIBIT 2.5-8 TASK I ELEMENTS

======================================================================================
                                                      EXERCISE PHASES
                                       -----------------------------------------------
       TASK I SOW ELEMENTS             PRE-EXERCISE   EXERCISE CONDUCT   POST-EXERCISE
======================================================================================
Scenario Development                        A                I                 I
--------------------------------------------------------------------------------------
Message Preparation                         A               A/I                I
--------------------------------------------------------------------------------------
Controller Services                        A/I              A/I               A/I
--------------------------------------------------------------------------------------
Logistics Support                          A/I              A/I               A/I
--------------------------------------------------------------------------------------
MSEL Preparation                            A                I                 I
--------------------------------------------------------------------------------------
Accumulation and Presentation of            A                A                A/I
Critique Comments
--------------------------------------------------------------------------------------
Statements of Lessons Learned              A/I              A/I               A/I
--------------------------------------------------------------------------------------
Preparation of Pre-Exercise Participant     A                I                 I
Information Hand-Outs
--------------------------------------------------------------------------------------
Preparation of "School Solution" Papers     A                I                 A
for Prescribed Exercises
--------------------------------------------------------------------------------------
LEGEND:

     A = Exercise phase in which Action is taken
     I = Exercise phase in which Impact occurs
   A/I = Exercise phase containing both Action and Impact in same phase
======================================================================================


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                                                                    [LOGO] TITAN

2.5.2 APPROACH

      Titan's approach to the implementation of Task I is described in this section. The overarching view taken is that all exercises (from table-top to full-scale exercises) have universal elements. Some of these elements are highlighted in the SOW and were discussed in Section 2.5.1. Other elements, factors and considerations were discussed earlier in Section 2.4.

      In our approach, all exercise tasking will pass through a thought process (a nine-step exercise design template) to help make inputs to planning and implementation decisions. The steps in the design template, shown in Exhibit 2.5-9, are in three phases: pre-exercise, exercise conduct, and post-exercise. The steps will be followed in each of the types of exercises: regional only exercises (Section 2.5.2.1); headquarters only exercises (Section 2.5.2.2); and combined region and headquarters exercises (Section 2.5.2.3). Each step flows sequentially to the next higher step. For example. Step 3 is the output of the pre-exercise phase, but it also is an input condition needed for Step 4 in the exercise phase. In turn, Step 9 is an output of the post-exercise phase, but is critical as an input to a future Step 1.


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

            EXHIBIT 2.5-9 TITAN'S NINE-STEP EXERCISE DESIGN TEMPLATE

================================================================================
  PHASE             STEPS                       DESCRIPTION OF STEPS
================================================================================
Pre-        1. Set Objectives       Decisions on exercise goals and objectives
Exercise                            include links to the mission and senior
                                    leadership responsibilities; lessons learned
                                    from real-world operational experience and
                                    previous exercises; and considerations
                                    relative to multiple exercises (e.g., a
                                    Master Plan).
            --------------------------------------------------------------------
            2. Make                 Decisions and commitments made about
               Preparations         participants, facilities, logistic support,
                                    administration, player and controller
                                    training, and document coordination
                                    processes.
            --------------------------------------------------------------------
            3. Provide              Documents include Exercise Work Plan,
               Documentation        Concept and Objectives. EXPLAN, COMMEX Plan,
                                    Scenario, MSEL, implementers, Players'
                                    Handbook, COSIN, EVALPLAN, evaluation
                                    instruments, and training materials (e.g.,
                                    tailored to specific participants, VIP
                                    orientation materials, "school solution"
                                    papers, multi-media).
--------------------------------------------------------------------------------
Exercise    4. Accomplish Final     Before STARTEX, management uses time to
Conduct        Quality Control      focus on most critical factors and to fix
               Checks               areas which are possible weak spots.
            --------------------------------------------------------------------
            5. Conduct the          An exercise consists of: STARTEX; exercise
               Exercise             control; scenario monitoring; collection of
                                    a record of activity (to include technical
                                    and/or electronic data where applicable);
                                    collection of feedback through
                                    questionnaires, critiques, and "hot washes";
                                    and ENDEX.
            --------------------------------------------------------------------
            6. Provide a Record     Records include a record of activities, data
                                    collection products, and feedback from all
                                    sources possible.
--------------------------------------------------------------------------------
Post-       7. Receive              Maximize feedback from all sources, planned
Exercise       Feedback             and extemporaneous.
            --------------------------------------------------------------------
            8. Conduct              Examine critique or first impressions
               Research and         reports and compiled data; conduct
               Analysis             conferences or interviews; document and
                                    coordinate lessons learned, Evaluation
                                    Report, and After-Action Report.
            --------------------------------------------------------------------
            9. Provide Input to     Conduct briefings; establish who receives
               the Future           results; discuss impact on planning; publish
                                    lessons learned, Evaluation Report and
                                    After-Action Report.
================================================================================

2.5.2.1 REGIONAL ONLY EXERCISES. While the nine FAA regional exercises conducted between 1992 and 1994 were table-top exercises (with actions bounded by information flow between CMCs and Response Cells), regional exercises could be tasked calling for highly interactive participation in a large infrastructure (e.g., field personnel and supporting vendors on contract), with information flow between hundreds or thousands of FAA personnel. Given a specific


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                                                                    [LOGO] TITAN

tasking for one or more regional only exercises, the approach taken would follow the nine steps shown in Exhibit 2.5-9.

      For the first year deliverables of Task I (SOW para 6.1), five regional table-top exercises will be accomplished, with outside agencies simulated by a Response Cell.

      The pre-exercise phase will follow the three steps shown in Exhibit
2.5-10.

                   EXHIBIT 2.5-10 STEPS IN PRE-EXERCISE PHASE

--------------------------------------------------------------------------------

          STEP 1               STEP 2               STEP 3

          ----------------     ----------------     ----------------
                SET                  MAKE                PROVIDE
            OBJECTIVES           PREPARATIONS         DOCUMENTATION
          ----------------     ----------------     ----------------

--------------------------------------------------------------------------------

      In Step 1, objectives will be determined through meetings and coordination with the FAA Project Officer and others as directed. Objectives will reflect emergency operations mission and priorities; it will also reflect lessons learned from experience in actual operations and previous exercises. At this point, a focus on the critical emergency functions to be addressed is a priority factor.

      Step 2 is a process of preparation and will take place to define concepts and make commitments relative to participation, locations, key issues, plans, procedures, and appropriate documentation. The five regional table-top exercises in the first year of Task I (SOW para 6.1)


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

will start with development of a planning paper which will be provided to the region planning team through the FAA Project Officer. Proposed documentation will include: Moderator's Handbook, Moderator's Briefing Materials, Group Leader's Handbook, Players' Handbook, Response Cell Handbook, Critique Forms, and materials for After-Action Report. The contents of these documents is summarized in Exhibit 2.5-11.

                     EXHIBIT 2.5-11 TABLE-TOP DOCUMENTATION

-----------------------------------------------------------------------------------------------------------------------------
                                     Moderator's   Moderator's   Group Leader's   Response Cell   Players'     After-Action
       Contents                        Handbook      Briefing       Handbook         Handbook     Handbook   Report Materials
-----------------------------------------------------------------------------------------------------------------------------
Concept, Objectives                       -             -              -                -             -              o
-----------------------------------------------------------------------------------------------------------------------------
Logistics Support

- Administration Support                  -             -              -                -             -
                                    -----------------------------------------------------------------------------------------
- Schedule                                -             -              -                -             -
                                    -----------------------------------------------------------------------------------------
- Communications                          -             -              -                -             -
-----------------------------------------------------------------------------------------------------------------------------
Full Scenario                             -             -
-----------------------------------------------------------------------------------------------------------------------------
Scenario Summary                          -             -              -                -             -              -
-----------------------------------------------------------------------------------------------------------------------------
MSEL                                      -                                                                          -
-----------------------------------------------------------------------------------------------------------------------------
Implementers (Messages)                   -                                             -
-----------------------------------------------------------------------------------------------------------------------------
Controller Services (COSIN)                                                             -
-----------------------------------------------------------------------------------------------------------------------------
Orientation/Training Materials

- Teaching Points                         -             -              -                -
                                    -----------------------------------------------------------------------------------------
- School Solutions                        -             -                               -
                                    -----------------------------------------------------------------------------------------
- VIP Briefings                           -             -
                                    -----------------------------------------------------------------------------------------
- Special Topic Briefs                    -             -
-----------------------------------------------------------------------------------------------------------------------------
After-Action Materials

- Critique Forms                          -             -                                                            -
                                    -----------------------------------------------------------------------------------------
- Questionnaires                          -             -                                                            -
                                    -----------------------------------------------------------------------------------------
- Lessons Learned Forms                   -             -                                                            -
-----------------------------------------------------------------------------------------------------------------------------


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                                                                    [LOGO] TITAN

      Step 3 will produce the full set of documentation and provide each participant with those consistent with the exercise role they will play. Participants providing controller services will have all documents available and will receive orientation and training as well. The group leader (Regional Administrator) will receive a Group Leader's Handbook in advance and will receive an orientation before STARTEX. Players will receive information to provide an overall orientation of exercise conduct.

      The exercise conduct phase (Exhibit 2.5-12) starts as players and Response Cell personnel assemble just prior to STARTEX. Step 4 will focus everyone's attention on the exercise, provide introductory remarks, and correct immediate support problems or voids that are known at the last minute.

                 EXHIBIT 2.5-12 STEPS IN EXERCISE CONDUCT PHASE

--------------------------------------------------------------------------------

          STEP 4               STEP 5               STEP 6

          ----------------     ----------------     ----------------
             ACCOMPLISH             CONDUCT              PROVIDE
            FINAL QUALITY         THE EXERCISE          A RECORD
           CONTROL CHECKS
          ----------------     ----------------     ----------------

--------------------------------------------------------------------------------

      Step 5 begins with STARTEX and takes place over a two-day period of approximately 10-12 hours of exercise play. The moderator will provide situations to the region Crisis Response Group (CRG); the Response Cell will input implementers; FAA Headquarters support


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

team under ADA-20 leadership will teleconference with the CRG to review status and discuss SITREP reporting effectiveness; designated controllers will gather data for after-action reporting; and the group leader will conduct a series of "hot wash" feedback sessions to include a final exercise wrap-up as part of the ENDEX process. Designated controllers will provide periodic updates and impressions to ADA-20 throughout the conduct of the exercise.

      In Step 6, materials will be gathered at ENDEX to provide a record of the exercise. Critique forms, questionnaires, and lessons learned materials will be provided to participants and accomplished as part of the data collection effort to input to the post-exercise phase.

      The post-exercise phase (Exhibit 2.5-13) begins with end of active exercise play and the conduct of "hot washes" and critiques.

                   EXHIBIT 2.5-13 STEPS IN POST-EXERCISE PHASE

--------------------------------------------------------------------------------

          STEP 7               STEP 8               STEP 9

          ----------------     ----------------     ----------------
               RECEIVE              CONDUCT           PROVIDE INPUT
              FEEDBACK             RESEARCH           TO THE FUTURE
                                 AND ANALYSIS
          ----------------     ----------------     ----------------

--------------------------------------------------------------------------------

      In Step 7, designated people who have responsibility for preparation of the After-Action Report will collect all relevant feedback materials. There will be continuing discussions with exercise players in an effort to attract as much feedback as possible.


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      Step 8 starts with a review of the exercise record documented in Step 6 and feedback gathered in Step 7. Step 8 continues with telephone calls or meetings to clarify selected aspects of the exercise. Most of the work is in the process of information/data integration. This integration work is needed to capture mainstream ideas, problems, voids, and lessons learned. The results of that integration will then be documented for and coordinated with ADA-20.

      Step 9 for an individual table-top exercise starts with finalizing the After-Action Report. It will include the option of providing ADA-20 with a briefing to allow the opportunity for still further discussion and refinement. The After-Action Report is then available as an input to future exercise activity and provides a source of ideas for changes in day-to-day emergency preparedness operations.

2.5.2.2 HEADQUARTERS ONLY EXERCISES. Headquarters exercises have the potential for the full spectrum of possible designs. On one hand, a series of table-tops could be conducted; on the other hand, a mix of table-tops and variations toward FSEs could evolve. The SOW (para 6.2) specifies a first year deliverable of a single exercise involving a catastrophic natural disaster in which a Response Cell simulates all outside agencies (e.g., Federal D/As, state and/or local officials).

      The approach to the support of Headquarters exercises will include all of the planning documentation described in Section 2.4 and the step-by-step process used in regional table-top exercises (Subsection 2.5.2.1). Titan's approach will be to use the template (Exhibit 2.5-9) as a guide to the thought process in our response to all future tasking.


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

      In the PRE-EXERCISE PHASE, Step 1 will set exercise objectives. As is the case for all exercises, this step determines all that follows. Step 2 will make all necessary preparations and call out the specifics in development of the concept, commitments, and decisions relative to: who will participate; where activities will take place; what controller services are needed (e.g.. many people at many locations or a few people in one room, collocated with the CMC); does the FEMA-maintained Exercise Calendar and DOD exercise schedule show conflicts or maybe provide opportunities to "piggy back" on available Federal exercise resources; what damage should the scenario describe; what factors need to be considered in the potential relocation of the CMC; who are the coordination points for documentation developed for Step 3. Document preparation will proceed on the Work Plan schedule, with emphasis on coordination and content quality control.

      In the EXERCISE CONDUCT PHASE, Step 4 (accomplish final quality control checks) is a controller services action one measure of the commitment to the exercise is reflected in the fine-tuning and last-minute repair actions to guarantee a healthy STARTEX. The headquarters-only exercise conduct (Step 5) will involve senior FAA leadership and management. It will require the best possible Response Cell support because "artificialities" in exercises are often the biggest distractor for the players. The careful staffing of a well-trained and motivated Response Cell is the single most crucial feature of overall technical support that can make a difference during conduct of the exercise. The ideal concept is to surround players with information from a Response Cell composed of people who would normally be involved in a real event. Response Cell members are surrogates of the world outside of a specific exercise environment. Exercise designers often refer to them as the possessors of exercise "ground truth." They must know and understand the FAA; they must have familiarity with other response organizations; they must


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know the scenario and exercise objectives and timing; they must be flexible to allow for productive free play; they must manage overall information flow to provide realism, relevance, and realistic response to player activity; they must avoid discontinuities which would detract from player decision making and assessments; they must be ready to contribute to feedback processes (e.g.. "hot washes," critiques, questionnaires, data compilation, and lessons learned) and help accomplish Step 6 (provide a record).

      The POST-EXERCISE PHASE starts with Step 7 (receive feedback) which seeks to maximize all possible feedback sources as an input to Step 8. Step 8 pulls together the exercise record and captures comments, reactions, and recommendations--even at the coffee pots around the headquarters. Step 8 develops an overview of what occurred in terms of exercise objectives. It includes coordination to achieve common ground for resultant changes and new learning. Step 9 finalizes the After-Action Report and concludes a single exercise cycle. This step provides input to potential changes in future operational and exercise planning.

2.5.2.3 COMBINED REGION AND HEADQUARTERS EXERCISES. Task I specifies that these exercises will consist of a mix of table-top and full scale interactive exercises between and among regions and headquarters. The first year task and deliverable for a multi-regional/headquarters exercise (SOW para 6.3) will involve a catastrophic natural disaster, with outside agencies simulated through a Response Cell. This exercise category expands complexity and participation. All the SOW elements discussed in subsection 2.5.1, and all the components summarized in the Titan exercise design template (Exhibit 2.5-9) are applicable. The wide range of essential (emergency) functions, policy, plans, procedures, and simulated Federal D/A coordination required for this


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

level of exercise participation place this exercise category at the top of the FAA-only exercise pyramid which Task I encompasses.

      The PRE-EXERCISE PHASE will take more time to accomplish than for other exercises, and the steps taken will cover more considerations and commitments. Step 1 will set exercise objectives; it will require more comprehensive research to gather all relevant lessons learned; it will focus on the single exercise being planned but in terms of multi-year or Master Plan documentation aimed at future building blocks. Step 1 will also identify issues and problem areas that will affect development of the scenario, MSEL, implementers, and impact training/orientation preparations for exercise participants. Step 2 will also take longer than for previous exercises described, but its purpose is the same--to ferret out the important specifics leading to a document development and coordinating process. In this exercise category, participation will be expanded, locations will be increased, logistic support more comprehensive, training more demanding, and coordination more challenging. Step 3 will provide the documentation shown in the exercise design template (Exhibit 2.5-9). Table-top documentation (Exhibit 2.5-11) did not require a large volume of material. This exercise category will require the full suite of documents and must be guided by the Exercise Work Plan schedule (Exhibit 2.4-3). Implementers take on special significance because the formats may range from narrative messages, to computer record messages, to telephone/radio scripts; they are the vehicles for controller information input and must be realistic and of reliable substantive content. Implementers have high impact and require detailed knowledge of operating procedures; they directly control the conduct of the exercise. Implementers link directly to the MSEL which provide the bridge between overall objectives and implementer development/production. When implementers have been finally edited and coordinated (a process that can take weeks or


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months), instructions are needed on how they are inserted into exercise play.
The COSIN is needed to coordinate control services functions and actions; injection of implementers (e.g., over planned communications links or handcarried by the Response Cell) is part of COSIN planning. Other documentation accomplished in Step 3 is expanded in this exercise category. For example, training materials, information handouts, "school solution" papers (if specified), VIP briefings, orientation or display areas, public affairs preparations, video support, and special purpose briefing materials are all examples of the variety of support efforts which require substantial resource commitments and exercise team expertise.

      The EXERCISE CONDUCT PHASE starts with Step 4, which, because of the large size of the exercise, will require an exercise countdown checklist to ensure that resources are in place, controllers are ready, time zone differences are accounted for, and any soft spots across-the-board are fixed before STARTEX. Step 5 begins the combined region and headquarters exercise. Because thorough and quality actions will have occurred in the first four steps, the critical key in Step 5 is controller services. Here is where the difference can be made by Titan's comprehensive understanding of the relationships between the FAA operational infrastructure, the importance of contingency, state and local planning which must be represented, and the interdepartmental coordination requirements among participating Federal D/As. Knowledge and experience in the overall emergency operations community (of which FAA is a key part) will be important in this internal FAA exercise type, because Response Cell personnel need to simulate the kinds of interactions which would actually take place. Discussion of Task II (SOW para 5.3) in Section 2.6 will expand further on the importance of knowing the whole emergency operations picture. Step 5 may also include some periods of exercise stop-actions (unless exercise objectives and design result in round-the-clock operations, with day and night shifts


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

over a specified period of time as is conceivable under the most critical, strenuous scenarios). During the stop-actions, a systematic process, involving multiple locations, will create the opportunity to allow participants to come together (e.g., teleconferencing, video conferencing) to discuss and critique activities [e.g., damage assessment processes, status and progress reporting processes (such as Readiness Levels Alfa, Bravo, Charlie, Delta; SECONs Alfa, Bravo, Charlie, Delta per Order 1900.1E) as well as timeliness and quality of SITREPs or information on VIP support planning (such as White House, DOT, and/or FEMA leadership enroute to any affected area)]. The stop-actions as part of Step 5 will be designed into the exercise conduct to serve one exercise objective which is always present--to provide opportunities for feedback to enhance learning. "Hot washes," critique forms, and questionnaires will feed the process. Step 6 receives all possible inputs from earlier activities and captures those inputs in some record form so that post-exercise steps can be more efficiently taken.

      The post-exercise phase for exercises of the large scope being discussed have special significance. Exercises always reflect top leadership commitments and investments to operational enhancements, but large exercises will represent large investments. The post-exercise phase is the time to assess what the FAA receives for the expenditures. High payoff answers will have already been made in the minds of many of the players as they return to their own work areas to "change" something because of their individual lesson learned. Regional supplements to the FAA Emergency Operations Plans will be validated or refined by such exercises. New learning and team-building will have been put in place--but much of that will not be recorded. Step 7 starts the post-exercise phase, but with less than a full record. Careful planning will enhance observation skills and sharpen the quality of the feedback process. The


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implementation of thorough planning results in data collection (could include electronic data collection where a high volume of transmissions are made over a network of communication systems) which capture what is needed to see if objectives were accomplished. Step 8 requires examination of all feedback, coordination of the After-Action Report, and an uncompromising sense of where this exercise experience fits in the larger world of FAA emergency operations experience. The experiences of Hurricane ANDREW, the Los Angeles riots, the Mid-West floods, and the endless earthquakes along the West Coast are reminders that experience in emergency operations comes first and foremost from real events. Exercise design and exercise after-action reports (leading to lessons learned for the future) must keep this perspective in mind. In addition, value added should equate to the design effort. The large investment represented by a large exercise (such as a combined region(s) and headquarters undertaking) demands that, when the question is asked: What did the FAA receive for the investment?, the answer will be "value added to the FAA Emergency Operations Program."

      Step 9 results in an After-Action Report, and it also results in preliminary briefings and meetings which aim at a distillation process in which the output includes: statements of lessons learned; changes in future exercise design and conduct; assessment of the exercise objectives; reactions of participants; and changes needed in day-to-day operations. These are the kinds of outputs which apply in Step 9 and will be documented in a report. The outline for the After-Action Report is shown in Exhibit 2.5-14.


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

         EXHIBIT 2.5-14 AFTER-ACTION REPORT (OUTLINE FOR LARGE EXERCISE)

================================================================================
                     I    Executive Summary

                     II   Introduction
                          A. Objectives
                          B. Methodology and Process
                          C. Organization of Report

                     III  Exercise Overview
                          A. Concept
                          B. Objectives
                          C. Team Operations

                     IV   Results, Conclusions, and Recommendations
                          A. Overall Observations
                          B. Observations by Each Objective
                          C. Conclusions
                          D. Recommendations

                     Annexes:

                          A. Lessons Learned Statements
                          B. Critique Forms (Results Summarized)
                          C. Critique Forms (Originals)
                          D. Other Data (Analysis, Interviews)
================================================================================

2.5.3 CONCLUSION

      The understanding of and approach to Task I is experience-based. The thought process which shapes this response to the SOW reflects Titan's community-wide emergency operations experience. Detailed knowledge of FAA Order 1900.1E is blended with equally detailed knowledge of regional plans on one hand and the FRP on the other. Titan understands the plans and knows the people who implement them. Titan conducted the nine headquarters, regional table-tops in the 1992-1994 exercise series; Titan is currently planning an exercise series for 1995 in which the Centers and selected regions will continue in actions to enhance emergency operations. Task I is a call for Titan technical support, already proven and ready for more.


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2.6 TASK II-SUPPORT FOR EXTERNAL FAA EXERCISES (REFERENCE SOW PARA 5.3)

      The Titan team provides the ideal combination of current experience, motivation, and organization needed to provide the technical support required for Task 11. Our expertise in national, regional, and local exercises and our knowledge of the procedures, products, and people needed to integrate FAA Emergency Operations Program objectives into external agency exercise planning all points to fact that we have the right people to provide the right technical support to Task II. The elements comprising Task II are illustrated in Exhibit 2.6-1.

                         EXHIBIT 2.6-1 TASK II OVERVIEW

--------------------------------------------------------------------------------------------------------

                  ---------------------------------------       ---------------------------------------
                                                    SOW                                           SOW
                  INTERNAL FAA EXERCISES         Para 5.2       EXTERNAL FAA EXERCISES         Para 5.3
                                                  Task I                                        Task II
Training and         -  HQ Only                                    -  HQ Only
Exercises            -  Regions Only                               -  Regions Only
                     -  Combined HQ & Regions                      -  Combined HQ & Regions
                  ---------------------------------------       ---------------------------------------

--------------------------------------------------------------------------------------------------------

                                 ---------------------------------------------
                                                                   SOW
                                 OTHER TECHNICAL SERVICES       Para 5.4
                                                                Task III
Operational Planning                -  Operations Plans
                                    -  Associated Appendices
                                    -  SOPs
                                 ---------------------------------------------

--------------------------------------------------------------------------------------------------------

                                 ---------------------------------------------
                                 -  Exercise Coordination Meetings
Exercise Coordination            -  Exercise Document Reviews
and Interface Process               -  DOT
                                    -  FEMA
                                    -  Other D/As
                                 ---------------------------------------------

--------------------------------------------------------------------------------------------------------

                                 ---------------------------------------------
                                 ACTIVITY REPORTS                        SOW
Program Oversight                                                      Para 4.
and Control                         -  Work Plan                      Activity
                                    -  Weekly COTR Status Meetings     Reports
                                    -  Monthly Letter Reports
                                 ---------------------------------------------

--------------------------------------------------------------------------------------------------------


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2.6.1 UNDERSTANDING

      The primary distinction between Task I and Task II is that the FAA internal exercises simulate interactions outside the FAA (via a Response Cell of handpicked people who could effectively play many roles). Task II exercises involve actual play of certain external agencies. Response Cell simulation is not required for participating agencies. Except for that distinction, the general Task I description of exercises in Section 2.5 apply to Task II.

      Recently, Titan has supported National Emergency Response Team (ERT-N) training at FEMA's training facility in Emmitsburg, Maryland and in Gettysburg, Pennsylvania; attended a MSEL conference at Norfolk to support FEMA in a military-civil exercise scheduled for 1995; conducted Chemical Stockpile Emergency Preparedness Program (CSEPP) exercises at each of the eight toxic chemical agent storage sites in the Continental United States; supported FEMA participation in preparing for the North Atlantic Treaty Organization's (NATO) Crisis Management Exercise for 1995 (CMX 95); provided technical support to the National Communications System (NCS) (for the 9th year); provided engineering and technical support to both the FAA and DOD in information/communications systems; provided FEMA Operations Support Systems Engineering and Technical Assistance (SETA); and supported FEMA participation in a jointly sponsored DOE and FBI terrorist exercise. We know how to apply an agency's exercise needs to an external environment and how to evaluate that environment for inclusion of an agency's exercise requirements. We are familiar with and use Federal Preparedness Guides 7.300 and 8, concerning the current 5-year Exercise calendar, and Federal Preparedness Circular 7, on National Security Emergency Exercises.


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      Each year Federal D/A exercises are conducted to enhance emergency preparedness in compliance with a network of policies and commitments. Some of these exercises are worldwide in scope, with foreign nations and most D/A headquarters participating. All share the concept of D/A activity to assist the sponsor in achieving exercise objectives. Discussion of some examples of the external FAA exercises that might be supported under Task II follow.

2.6.1.1 DEPARTMENT OF TRANSPORTATION EXERCISES. The DOT has the responsibility to develop plans and procedures for the emergency management of the nation's civil transportation system in times of national crisis. Implementation of these responsibilities within the department is vested in the Research and Special Programs Administration, Office of Emergency Transportation. For actual implementation, a standby organization has been established and designated as the DOT Emergency Organization (DOT EO). There is a headquarters DOT EO and 10 Regional DOT EOs. Since one-half of the personnel staffing the EOs are predesignated DOT employees from all operating administrations and the other half are volunteers of the DOT National Defense Executive Reserve (NDER) from private industry, coordination of the functions required and maintenance of procedural expertise necessitates a vigorous training and exercising program. DOT accomplishes this through an exercise program in which a scenario-based exercise, supported by the Headquarters DOT EO, is conducted annually in each of the 10 DOT EO regions. This program, which has been conducted for the past 12 years, includes FAA participation, where appropriate.

2.6.1.2 CIVIL EXERCISES. Civil exercise programs extend across the entire spectrum of potential emergency response requirements, from situations involving national security to those involving a wide range of catastrophic events, technological hazards, and natural disasters. FEMA, which


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sponsors the largest number of these exercises, has identified over 20 technological/manmade and natural hazards for which Federally funded programs are exercised at the local, State, or National levels. Many of these have direct application to FAA roles and responsibilities and involve the functions of various other D/As. In the past, there have been other, large scale, exercises which have FAA applicability, such as the Office of Civil Defense
(OCD)-sponsored civil defense-related national security exercises in the CIVEX series, which were conducted independently by FEMA but also involved local and State government participation and that of other agencies. FEMA sponsors a series of RESPONSE exercises designed to focus on the response of Federal D/As to catastrophic earthquakes. In addition, the Department of Justice (INS) is sponsoring an exercise of the Mass Immigration Emergency Plan. For both of these exercises FAA participation has been requested.

2.6.1.3 NATIONAL SECURITY EMERGENCY PREPAREDNESS EXERCISES. The lines between NSEP exercises and those which are currently referred to as "all-hazards/all-risk" exercises are not clearly drawn in recent national policy statements or published authorities. For this reason, exercises described in this paragraph are grouped for ease of identification into those that are high-level and clearly defined national security exercises. Perhaps the best known of the exercises grouped in the NSEP category have been those sponsored by the JCS in their worldwide exercise program which is currently being re-thought. Examples include Exercises PROUD SCOUT, POWER SWEEP, and PROUD EAGLE, all of which involved DOD, the major military departments and commands, and the Federal D/As. These exercises typically alternate among mobilization exercises, conventional war exercises, and strategic nuclear exchange exercises on a three exercises per two-year schedule, although current events in Europe and the Middle East are having an effect on this scheduling. The Crisis Management Exercise


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                                                                    [LOGO] TITAN

(CMX) exercises are scheduled annually and involve both the military and civil sectors. These exercises are sponsored by NATO, with the JCS being the U.S. sponsor, and involve joint response to a global regional contingency. The Titan team continues its support of JCS, DOD, FEMA, and NCS exercises and, in the past, has supported a series of national agency exercises supporting the COG program.

2.6.2 APPROACH

      Section 2.4 presented our approach to exercise support requirements and detailed specific component parts. Section 2.5 presented specific elements of the support requirements to be provided by Titan in terms of planning, documentation, conduct, and after-action reports. Each of these descriptions appropriate to any exercise in which the FAA participates. This approach will emphasize the Task I elements described in Section 2.5.1 and will follow the nine steps outlined in Exhibit 2.5-9 and detailed in Section 2.5.2. For external exercises, the steps needed to provide the required technical support are detailed in Exhibit 2.6-2.


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             EXHIBIT 2.6-2 NINE STEPS TO SUPPORT EXTERNAL EXERCISES

================================================================================
   PHASE            STEPS                      ACTIONS TO BE TAKEN
================================================================================
Pre-        1. Objectives           Take measures to ensure full coordination,
Exercise                            integration, and agreement among the roles,
                                    objectives, and degree of participation of
                                    the FAA and external agencies concerned.
            --------------------------------------------------------------------
            2. Preparations         Attend planning meetings, MSEL conferences,
                                    and implementer conflict resolution
                                    meetings. Prepare FAA inputs to or
                                    modifications of the appropriate exercise
                                    documents which assure that the FAA role in
                                    a given exercise scenario is fully developed
                                    and inclusive of the FAA objectives. In
                                    addition, prepare and present FAA exercise
                                    player briefing(s) to fully develop the
                                    roles and functions of FAA participants.
                                    Briefings, handout information, and training
                                    activities will include exercise scope,
                                    scenario, functions, FAA exercise
                                    objectives, information feedback/data
                                    collection planning, and all aspects of
                                    logistics support (to include security
                                    aspects).
            --------------------------------------------------------------------
            3. Documentation        Review final exercise documentation to
                                    ensure FAA inputs are reflected in the
                                    documentation record.
--------------------------------------------------------------------------------
Exercise    4. Final Checks         Work through final preparation checklist to
Conduct                             establish that immediate pre-STARTEX
                                    conditions are known to the FAA, and fix
                                    problems which have potential impact on FAA
                                    participation.
            --------------------------------------------------------------------
            5. Exercise             Take actions to ensure individual FAA
                                    participants are fully assisted in their
                                    exercise roles. Provide consultation to
                                    integrate FAA functions into exercise play
                                    when appropriate, and to ensure that FAA
                                    expertise is adequately employed to support
                                    objectives. Titan will also provide active
                                    controller services for those areas which
                                    focus on FAA interests and data collection.
            --------------------------------------------------------------------
            6. Record               Provide real-time record of exercise conduct
                                    relative to FAA participation. This will
                                    include periodic assessments and impressions
                                    during the exercise and a "first
                                    impressions" report immediately following
                                    ENDEX.
--------------------------------------------------------------------------------
Post-       7. Collect Feedback     Engage all post-exercise activities,
Exercise                            meetings, and assessments which encompass
                                    FAA participation so as to have a complete
                                    picture available for Step 8.
            --------------------------------------------------------------------
            8. Analysis             Lead, or participate in, all actions needed
                                    to analyze information/data needed to
                                    prepare after-action reports or to answer
                                    questions posed by FAA management.
            --------------------------------------------------------------------
            9. Publish Lessons      Be on the leading edge of exercise
               Learned              after-action reporting, with emphasis on
                                    briefings and reports relative to FAA
                                    participation, and a particular focus on
                                    exercise aspects leading to statements of
                                    lessons learned. Those after-action
                                    statements will be tailored specifically to
                                    FAA participation and could serve as inputs
                                    to the exercise's sponsoring D/A.
================================================================================


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2.6.3 CONCLUSION

      The understanding of and approach to Task II is based upon extensive past and current experience in the kind of external exercises in which FAA participation could be required. Titan is engaged in technical support for the full range of exercise scenarios, types of exercises, and level of participation. Each member of our team is seasoned, practiced, and current in individual knowledge of the full spectrum of emergency operations. Titan is prepared to devote the team experience to this procurement.


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2.7 TASK III - SUPPORT TO OTHER TECHNICAL SERVICES (REFERENCE SOW PARA 5.4)

      This task directs support to the development or revision of headquarters and regional emergency plans and associated appendices and SOP's for selected aspects of FAA Headquarters and regional operations. The elements comprising Task III are illustrated in Exhibit 2.7-1.

      Tasks I and II provide opportunities to upgrade emergency operations preparedness by enhanced individual learning, team building, and discovery of lessons learned which can be folded back into future activities--including changes to operational planning. Task III provides opportunities to directly implement lessons learned into the planning documentation and operational procedures.

                         EXHIBIT 2.7-1 TASK III OVERVIEW

--------------------------------------------------------------------------------------------------------

                  ---------------------------------------       ---------------------------------------
                                                    SOW                                           SOW
                  INTERNAL FAA EXERCISES         Para 5.2       EXTERNAL FAA EXERCISES         Para 5.3
                                                  Task I                                        Task II
Training and         -  HQ Only                                    -  HQ Only
Exercises            -  Regions Only                               -  Regions Only
                     -  Combined HQ & Regions                      -  Combined HQ & Regions
                  ---------------------------------------       ---------------------------------------

--------------------------------------------------------------------------------------------------------

                                 ---------------------------------------------
                                                                   SOW
                                 OTHER TECHNICAL SERVICES       Para 5.4
                                                                Task III
Operational Planning                -  Operations Plans
                                    -  Associated Appendices
                                    -  SOPs
                                 ---------------------------------------------

--------------------------------------------------------------------------------------------------------

                                 ---------------------------------------------
                                 -  Exercise Coordination Meetings
Exercise Coordination            -  Exercise Document Reviews
and Interface Process               -  DOT
                                    -  FEMA
                                    -  Other D/As
                                 ---------------------------------------------

--------------------------------------------------------------------------------------------------------

                                 ---------------------------------------------
                                 ACTIVITY REPORTS                        SOW
Program Oversight                                                      Para 4.
and Control                         -  Work Plan                      Activity
                                    -  Weekly COTR Status Meetings     Reports
                                    -  Monthly Letter Reports
                                 ---------------------------------------------

--------------------------------------------------------------------------------------------------------


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2.7.1 UNDERSTANDING

      The Titan team has had the benefit of interacting with many members of the FAA family at the regions, as well as the headquarters. We also have experienced (with the customer) the step-by-step process of FAA restructuring and governmental streamlining in the recent past. Our team has studied the still-evolving impact of decisions on U.S. national emergency planning since the end of the Cold War. Clearly, as plans and SOP's require refinements due to lessons learned in the exercise and operational environment, even more relevant are the changes needed because institutional arrangements are shifting away from previous roles and missions which had been stable for nearly 40 years. Our team brings many valuable insights to this planning process as a result of our broad-based professional backgrounds, the lessons learned from the first series of regional table-top exercises, and from special projects accomplished in recent years (i.e., After-Action Reports from Hurricane ANDREW and the Northridge Earthquake).

      We are keenly aware of the pressing need in emergency operations planning to identify and define the essential (emergency) function(s) of each participant supporting CMC operations. The specification of essential functions is a major requirement of FAA Order 1900.E1. The articulation of essential functions shape the interactions, the logistics support, and the flexibility of the Emergency Operations Program. Specification of the functions in a coordinated planning process insulates the emergency operations system from the kind of duplication and overlaps which can cause confusion in roles and responsibilities, as well as other inefficiencies. The scope of the essential (emergency) functions requirement reaches all through the headquarters and regional environment, where fundamental organizational changes constantly require adjustments to sustain the readiness and responsiveness.


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      FAA Order 1900.1E was updated in July, 1993, and all members of the Titan team are familiar with the document and understand its importance. The Order formalized the FAA Crisis Response System, revised the readiness level system, and added a security alert system.

      FAA Order 1900.1E is constructed to evolve--to absorb change -- however, some inputs to the Order (such as the essential functions just discussed) remain as planning "voids" which are missing or are in need of continual refinement. The same is true for regional planning documents which implement the basic order. It is in the arena of implementation of Order 1900.1E where much of the support work is most urgently needed. The table-top exercises for the past few years have provided one small beginning step. The next sequence of exercises will (in many cases) provide a chance, for the regions especially, to validate/test emergency preparedness planning. Refinements will always be needed, but at this juncture (with all the significant changes in FAA) we are talking about major work requirements with reduced government staffing levels.

      In addition to experience and insight into the organizational realities of the FAA, the Titan team is also working with DOD, NCS, FEMA, and others where adjustments to the post-Cold War and government downsizing are also taking place. That experience is also extended to field operational levels, as well as to the state and local jurisdictions. This understanding of external agencies is helpful to FAA planning in those cases where interaction with other D/As is evident. Titan's technical support to and participation in joint military-civilian exercises; our role in training the ERT-N; our experience in support to FEMA on the FRP, COG plans, and continuity of operations plans: and the professional background of our team members all combine to provide a unique concentration of talent to perform Task III.


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                                                                    [LOGO] TITAN

      Titan has assisted FEMA in the implementation of their National Security Emergency Preparedness Program and was responsible for indoctrinating and preparing members of both the National and Regional emergency management teams to implement their assigned tasks. Titan as the primary trainer for these teams provided training support which consisted of orientations, team-building activities, and simulations workshops. Titan has worked closely with FEMA and the other Department and Agency planners and emergency management leader at both the national and regional levels.

      In addition to its training experience Titan has also been a leading plans developer for FEMA in the National Security Emergency Preparedness arena. Titan developed the outline for a Concept of Operation document for national and regional continuity of government, coordinated it with 26 Departments and Agencies and then wrote the final document. The Titan team also authored the COG Operations plans for both national and regional operations.

      Titan was responsible for the development and execution of a series of table-tops for the Department of Agriculture State Emergency Boards from all 50 States. These State Emergency Boards manage the USDAs response to the full range of natural and technological disasters. The table-tops were a part of the USDA training and exercise program to improve Federal Response Plan operations throughout the Department. Training consisted of the creation and presentation of several natural disaster scenarios, and the writing of discussion guides tailored to each geographic area being addressed. Briefing presentations included the depiction of the organizational structure supporting the Federal Response Plan and the responsibilities of various Departments and Agencies within the FRP.


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      The Titan team has extensive experience in developing national, regional, state, and local concepts of operations (CONOPs), operations plans (OPLANs), and SOP's for interagency functional performance. Titan has provided contract support to the NCS and the OSTP in the analysis, updating, and revision of national-level operations, employment and deployment plans. Examples of this support include the national level emergency operations plans for both the OSTP and the NCS and the operations plans and SOP's for the Communications Functional Groups (CFGs) of the National Emergency Management Team (NEMT) and Regional Emergency Management Teams (REMTs), and the National Telecommunications Management Structure (NTMS) Government and Industry Operating Centers. These plans include the scope of emergency operations across the full domestic and international spectrum.

      The Titan team fully understands that the FAA's Emergency Operations Program planning actions must provide for the protection of FAA personnel and facilities to ensure the continued effective operation of the NAS, other essential functions, and the recovery and reconstitution of the NAS. This planning effort is especially critical during the evolution of the NAS in the 1990's to a full operational capability. The challenge to FAA planners lies in balancing the needs of NAS users and the evolving policy decisions (which tend to promulgate changes, modifications, or upgrades) with the need to rapidly convert policy to credible plans and operating procedures in a cost-effective operating environment.

2.7.2 APPROACH

      The methodology to accomplish Task III consists of four defined steps which are depicted in Exhibit 2.7-2 and discussed below.


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                                                                    [LOGO] TITAN

                   EXHIBIT 2.7-2 TASK III TECHNICAL APPROACH

-----------------------------------------------------------------------------------------------------------

                   ---------------------------------------------------------------------
                                              Lessons Learned
                   (i.e., Operational Experience, Exercises, Workshops, Seminars, Other)
                   ---------------------------------------------------------------------

Step 1 ---------------
   Analyze Relevant
  EOP* Documentation      Step 2 -------------------------
and Conduct Interviews            Develop / Revise
----------------------             Documentation
                          --------------------------------
   ----------------
   DOT / FAA Orders           -----------------------
   ----------------                 Headquarters
                                   Plans / SOP's              Step 3 -----------
   ----------------           -----------------------                               Step 4 ----------------
          FAA                                                  Coordinate Draft
    Plans / SOP's             -----------------------         PLANS, Appendices,         Publish Final
   ----------------                   Regional                      SOP's              PLANS, Appendices,
                                   Plans / SOP's              ------------------             SOP's
   ----------------           -----------------------                               -----------------------
    Infrastructure                                            - FAA Headquarters
    Study Critical            -----------------------         - Regions             - Comments incorporated
      Functions               (Associated Appendices)         - DOT/DOD             - Final coordination
   ----------------                                           - Other D/As          - Final distribution
                                 - National Security          ------------------    -----------------------
   ----------------                Emergency
   Input from, DOT,              - Domestic
   FAA, Other D/As                 Emergency
   ----------------           -----------------------

----------------------    --------------------------------


*EOP = Emergency Operations Program

[EOP is based on U.S. National Security Emergency Preparedness (NSEP) Policy - ensures the FAA shall survive and endure, provides for protection of personnel and key facilities, and continuity of the National Airspace System (NAS) and other essential FAA functions.]

-----------------------------------------------------------------------------------------------------------

      These steps are performed in a sequential manner, each one requiring completion before preceding to the next step, leading to the final publication of FAA Emergency Operations Program (EOP) plans, associated appendices, and SOP's.

2.7.2.1 STEP 1: ANALYZE RELEVANT EOP DOCUMENTATION AND CONDUCT INTERVIEWS. The required first step in the development of FAA PLANs, appendices, and SOP's is to review existing FAA and other relevant documentation and to interview selected FAA offices and other Federal D/A representatives. While Task III allows for staff studies, special reports, major


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review, revisions, or creation of documentation, the key starting reference documents for this task are:

      -     Department of Transportation Act of 1966 (P.L. 89-70)

      -     Federal Aviation Act of 1958 (P.L. 89-670)

      - Robert T. Stafford Disaster Relief and Emergency Assistance Act (P.L. 93-288, as amended)

      -     The Civil Defense Act of 1950, as amended

      - Federal Preparedness Circular (FPC) 24, the National Defense Executive Reserve, September 24, 1982

      - FPC 60, Continuity of the Executive Branch of the Federal Government at the Headquarters Level During National Security Emergencies, November 20, 1990

      - FPC 61, Emergency Succession to Key Positions of Federal Departments and Agencies, August 2, 1991

      -     FPC 62, Delegation of Authorities for Emergency Situations, August
            1, 1991

      - FPC 64, Continuity of the Executive Branch of the Federal Government at the Regional Level During National Security Emergencies, November 20, 1990

      -     Existing DOT/FAA Orders (i.e., FAA Order 1900.1E)

      -     Existing DOT/FAA EOP PLANs/SOP's

      - Executive Order (EO) 12656, Assignment of Emergency Preparedness Responsibilities

      - EO 12472, Assignment of National Security and Emergency Preparedness Telecommunications Functions

      -     FAA/DOD Plans During Wartime

      -     Federal Response Plan (FRP)


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                                                                    [LOGO] TITAN

      -     Federal Radiological Emergency Response Plan (FRERP)

      -     National Contingency Plan (NCP).

Subsequent to the readings and assessment of the early Step 1 research effort, we would propose to interview selected policy makers and managers at FAA and selected Federal D/As. Setting up the proposed interviews will be done in coordination with the FAA Project Officer. This should provide the latest thinking in regards to the functioning of the FAA under EOP conditions and set the stage for Step 2 where documents are developed or revised. We propose to provide a working paper report to the FAA Project Officer along with a proposed outline for the FAA PLANs, Appendices, and SOP's.

2.7.2.2 STEP 2: DEVELOP/REVISE DOCUMENTATION. Using the initial analysis of current FAA EOP operations as the substantive framework, the Titan team will develop the draft headquarters and regional PLANs (or supplements) and SOP's. The regional PLANs/SOP's will contain certain portions that are structured around basic principles of emergency operations, with emphasis on essential functions identification and definition. Our intention is to publish a document capable of standing alone and equally capable of being further tailored to the needs of the individual regions. What is produced is core material, valid at all levels, and with authoritative backing. Those document portions that are mandatory for inclusion and compliance by the FAA regions should be clearly identified and source authorities shown. Those portions requiring completion by the regions (or that can be modified at user's discretion) should also be clearly identified. From the variety of formats and diversity of contents in current PLANs and SOP's, Titan will coordinate with the FAA Project Officer to select the best format. Our goal is to ensure the draft documents are comprehensive enough to insure expeditious coordination


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

and when directed, implementation. We firmly believe that "bare bones" SOP's for each FAA EOP CRWG/CRSG (at headquarters or regions) should be developed as part of this task. The SOP's can be either separate documents or appendices to the headquarters or regional PLANs. These SOP's would not need to be tailored to the FAA regions (as the functional requirements remain the same regardless of the operating environment). As a minimum, these SOP's need to address the areas of organization, (critical) functions, description of duties, facilities, reporting formats, coordination, and internal operations.

      Our team has in-depth experience in technical support to the development of broad documentation (e.g., functionality and interfaces for telecommunications/information systems architecture, diplomatic and defense activities during major national crises) and to the development of operational documentation (e.g., CONOPS/OPLANs in support of FEMA's COG responsibilities).

2.7.2.3 STEP 3: COORDINATE DRAFT PLANS, APPENDICES, AND SOP'S. In this step, a comprehensive review of all the documentation will be undertaken so as to staff and review comments from as many users as possible. The FAA regional headquarters will be critical to the coordination process. Also critical in this review is the support provided to ESF #1 (Transportation) as part of the FRP and how FAA supports other response plans, such as the FRERP and the NCP. Other coordination, at the discretion of the FAA Project Officer, would be with internal FAA, DOT, DOD, FEMA, and other D/As, as appropriate.

2.7.2.4 STEP 4: PUBLISH FINAL PLANS, APPENDICES, AND SOP'S. Upon completion of the coordination and review process in Step 3, we will incorporate reviewer comments, make


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                                                                    [LOGO] TITAN

necessary modifications, and publish the final versions of the PLANs, appendices, and SOP's. These documents will be completed in time for at least a 30-day technical review/approval period by the FAA Project Officer. Sufficient time will be built into this final step to resolve any residual conflicts with the reviewing parties. At the discretion of the FAA Project Officer, Titan would be pleased to host a final review meeting to expedite final coordination of documentation before distribution.

2.7.3 CONCLUSION

      A clear strength of the Titan team is operational experience. That collective understanding of "operations" as the action component in the policy-planning-implementation process makes the team ready to produce immediately -- with any tasking. There will be no need for "spin up" time or on-the-job training. As professionals in the community of emergency operations (with a large commitment to exercises and training) our objective is to always contribute to enhanced procedures in future real world FAA operations.


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                                                                    [LOGO] TITAN

                           3.0 PROJECT MANAGEMENT PLAN

      TITAN OFFERS A PROVEN PROJECT TEAM, SUBSTANTIAL FAA EXERCISE AND OPERATIONAL PLANNING EXPERIENCE, IN-PLACE CONTROLS TO ENSURE A QUALITY EFFORT, AND A CORPORATE COMMITMENT WITH READY ACCESS TO CORPORATE OFFICERS.

      The Titan Corporation was founded in 1981 as Titan Systems, Inc., by a group of professionals who wanted to go beyond studies and analysis to systems development/ integration support of nationally important command and control systems. Toward that end, Titan expanded through rapid internal growth and acquisition and established offices across the United States. In 1985, Titan Systems merged with Electronic Memories and Magnetics Corporation and the Titan Corporation was formed. The Titan Corporation is now a publicly owned company listed on the New York Stock Exchange with annual sales of approximately $150 million. It is in the top 500 defense contractors. The corporation, which is headquartered in San Diego, California, has over 950 employees. Support to FAA contracts are provided out of the Titan, Reston, Virginia, facility.

      Titan has a well-earned reputation of excellence in the Federal Government exercise community and a long history of dedicated service to Federal customers as a System Engineering/Technical Assistance (SETA) contractor, prime development and integration contractor, and major supplier of communications equipment and processor subsystems. Its multidiscipline high technology services to a broad range of clients includes command, control, communications, and intelligence (C3I); defense/space systems, electro-optical sensors and systems; expert systems and software; computer engineering and modeling; pulsed power


                                       3-1

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

systems; as well as training, test, and exercise of telecommunications emergency management staffs. Titan brings a wealth of recent, direct experience in the field of exercise preparation, conduct, and evaluation for important customers at the national, regional, state and local levels. The acceptance of a job from any customer brings the automatic challenge to the entire company's reputation and continued credibility in the community. Responsiveness to customer needs and satisfactions brings the responsibility of making a total commitment to the very best effort the company can provide. As a basic operating principle we strongly believe in listening closely to best understand each customer's requirements and then meeting these needs on schedule and within budget. Previous success in support of the FAA and other diverse clients can be summarized by longstanding commitments to: superior performance, quality products, responsive services, and complete professional integrity.

      Dr. Gene Ray, the President and Chief Executive Officer, and Mr. A.E. Knauf, Jr., the Executive Vice President of the Corporation, are both intimately familiar with FAA programs and are committed to ensuring resource availability to, and high caliber performance in this important project.

      Titan's work on a number of contracts, some of which are detailed in
Section 4.0 of this proposal, has required extensive involvement in exercise design, development, conduct, and evaluation; operational plans and standard operating procedure (SOP) development; systems control; emergency response planning support; supporting interagency work and working groups; coordination techniques; and group processes. Previous and current support to numerous Federal departments and agencies has expanded our experience base and firmly enables us to support this procurement.


                                       3-2

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                                                                    [LOGO] TITAN

      Successful support to this effort is further enhanced by the training expertise resident in our proposed staff. We are currently supporting FEMA's National Emergency Response Team (ERT-N) training program and in addition to the FAA, we are currently providing exercise support to FEMA - U.S. Army, DISA and DOJ (INS).

      Titan's corporate success has largely derived from the skills and experience of its personnel and the contributions each staff member makes to the team effort. We are convinced that the personnel cited in this proposal will continue the pattern of professional success that has been produced for the FAA and other government clients. Mr. John Chambers and other experienced project team staff members are totally prepared and able to continue to perform the tasks of this procurement.

      The remainder of this section is organized as follows:

      - SECTION 3.1, PROFESSIONAL QUALIFICATIONS, describes our project organization and the members of the team and their professional qualifications and skills.

      - SECTION 3.2, RESUMES OF THE TITAN TEAM, presents the resumes of our Project Manager, his principal assistant and support staff and Titan Corporate Leadership.

      - SECTION 3.3, TASK ORDER MANAGEMENT, explains Titan's in-place procedures for processing task orders that are fully compliant with government regulations.

      - SECTION 3.4, PROGRAM MANAGEMENT CONTROL, details our managerial, technical, quality assurance, and fiscal controls that will be used to ensure satisfactory completion of this project.


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

                          EMERGENCY MANAGEMENT SYSTEMS

3.1 PROFESSIONAL QUALIFICATIONS (REFERENCE SO-L-5.1.2)

      The Titan project team has been carefully selected and organized to assure quality support to this effort. Our proposed team and its organization are shown in Exhibit 3.1-1. The structure of the organization is designed to provide a project staff that will be responsible for the work and a cadre of personnel that represent additional Corporate assets that could be made available should the need arise. The responsibilities assigned to the Project Manager in this structure are clear and facilitate government direction, coordination, and oversight. This is basically the same organizational structure currently in place to support the ongoing FAA NSEP Program. Our aim is to continue to offer the FAA a proven system of responsive and efficient support to this high priority project.

                         EXHIBIT 3.1-1 THE PROJECT TEAM

              ----------------------------------------------------

                      -----------------------------------
                          EMERGENCY MANAGEMENT SYSTEMS
                      -----------------------------------
                                  PAUL CARLSON
                                     EVP/GM
                      -----------------------------------
                      -----------------------------------
                        FAA EMERGENCY OPERATIONS PROGRAM
                      -----------------------------------
                                 JOHN CHAMBERS*
                                 PROJECT MANAGER

                                  COLIN HARDING
                      -----------------------------------
                      -----------------------------------
                                  SUPPORT STAFF
                      -----------------------------------
                        JACK CRITTENDEN    LARRY O'DEA
                        HUK HUKKALA        DAVE RAJALA
                        AL NASON           JIM REDINGTON
                      -----------------------------------

               * KEY PERSONNEL

              ----------------------------------------------------


                                       3-4

                                                                    [LOGO] TITAN

3.1.1 PROJECT ORGANIZATION

      Our team consists of three elements: Corporate Leadership, a Project Manager, and a Support Staff.

      Experience has shown that the most effective project management structure consists of a straightforward line organization with a strong Project Manager who has direct access to Corporate resources, has total responsibility for, and has complete authority over the successful completion of all assigned tasks. As can be seen from Exhibit 3.1-1, Mr. Chambers will report directly to Mr. Paul Carlson, Executive Vice President for Titan Systems Group, who has the authority to commit company resources.

      Mr. Chambers duties will as a minimum include the following responsibilities:

      -     Direct all activities of the project organization

      - Conduct regular meetings with the project management staff and periodic reviews to continually monitor the status of the project

      - Maintain direct liaison with the FAA Project Officer to ensure that all performance is responsive to FAA program needs

      - Attend the start-up meeting, develop a Titan work plan, and attend scheduled staff meetings at FAA headquarters

      - Monitor performance, schedule, and cost using established project control procedures

      - Reallocate and obtain additional resources as required for resolving potential problems


                                       3-5

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

      -     Resolve all conflicts

      - Maintain open and continuous communications with the government and all team members.

      Mr. Colin Harding has and continues to be the principal Titan staff member providing support to Mr. Chambers.

      The support staff consists of six people who were chosen because they had the skills and experience. Additional Corporate resources will also be available to meet unforeseen requirements and provide additional manpower requirements, when necessary. An administrative support team with a full range of graphics and word processing capabilities will also be available.

3.1.2 SKILL REQUIREMENTS

      To determine the personnel skills required to support this effort, we identified the following skills areas detailed in the RFP:

      -     Exercise development and conduct

      -     General operational plans development

      -     Emergency response planning

      -     Inter-Agency relations

      -     Coordination techniques

      -     Group processes.


                                       3-6

                                                                    [LOGO] TITAN

      We then analyzed the SOW for implicit skill requirements. We also added skills based upon our FAA exercise experience and concluded that 21 specific and essential skills grouped under six categories, were required to support this effort. To better understand the relationship of specific skills to task assignments, we created the matrix in Exhibit 3.1-2. By illustrating the skills-task relationships, in matrix form we found this process to be highly useful in defining the skills and expertise needed by project personnel.

3.1.3 PERSONNEL SELECTION AND QUALIFICATIONS

      We first determined that a strong Project Manager with an experienced support staff would best support the effort. Based upon the skills needed to perform the tasks associated with this effort, we reviewed the qualifications of over 100 Titan technical personnel. The results were a selection of specific individuals whose talents matched those skills identified in our analysis of the SOW. Thus, we have proposed a team that collectively has the experience that our analysis of the SOW identified as essential. Exhibit 3.1-3 presents our team's experience and its composition. As indicated in
Exhibit 3.1-3, all personnel possess a SECRET or higher clearance. Relevant experience of the members of our project team is summarized in the following paragraphs.

3.1.4 KEY PERSONNEL AND SUPPORT STAFF

      We have designated our Project Manager, Mr. John Chambers, as key personnel. This section briefly summarizes his experience, as well as that of members of the Support Staff. Complete resumes are in Section 3.2, Resumes of the Titan Team. Past experience has shown


                                           3-7

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

                      Exhibit 3.1-2 Task Skill Requirements

                                                                    ------------------------------------------------------
                                                                                         TASK ASSIGNMENT
                                                                    ------------------------------------------------------
                                                                                  B. Support     C. Support    D. Other
                                                                                 Internal FAA   External FAA   Technical
------------------------------------------------------------------- A. Project    Exercises      Exercises     Services
   SKILL AREAS                      SKILLS *                        Management    (Task I)       (Task II)    (Task III)
--------------------------------------------------------------------------------------------------------------------------
                      Exercise Design                                    -            -              -
                      ----------------------------------------------------------------------------------------------------
     Exercise         Exercise Documentation Development                 -            -              -
  Development &       ----------------------------------------------------------------------------------------------------
     Conduct          Exercise Conduct & Evaluation                      -            -              -
                      ----------------------------------------------------------------------------------------------------
                      Training Aids & Exercise Materials                 -            -              -
--------------------------------------------------------------------------------------------------------------------------
                      Headquarters/Regional Plans/SOP                    -            -              -             -
General Operational   ----------------------------------------------------------------------------------------------------
      Plans           Concept Development                                -                                         -
   Development        ----------------------------------------------------------------------------------------------------
                      Operating Procedures                               -                                         -
--------------------------------------------------------------------------------------------------------------------------
                      Federal Response Plan (FRP)                        -            -              -             -
                      ----------------------------------------------------------------------------------------------------
                      FAA Order 1900.1E                                  -            -              -             -
                      ----------------------------------------------------------------------------------------------------
   Emergency          Emergency Response Operations                      -            -              -             -
   Response           ----------------------------------------------------------------------------------------------------
   Planning           Crisis Management                                  -            -              -             -
                      ----------------------------------------------------------------------------------------------------
                      National/Regional Emergency Planning               -            -              -             -
                      ----------------------------------------------------------------------------------------------------
                      P.L. 93-288 as Amended                             -            -              -             -
--------------------------------------------------------------------------------------------------------------------------
  Inter-Agency        Department/Agency Interface/Interaction            -                           -             -
   Relations          ----------------------------------------------------------------------------------------------------
                      Multiple Agency Planning                           -                           -             -
--------------------------------------------------------------------------------------------------------------------------
                      Meeting Coordination Planning Support              -            -              -             -
  Coordination        ----------------------------------------------------------------------------------------------------
   Techniques         Coordination Processes                             -            -              -             -
                      ----------------------------------------------------------------------------------------------------
                      Department/Agency Rules & Responsibilities         -                           -             -
--------------------------------------------------------------------------------------------------------------------------
                      Seminar/Workshop Development & Conduct             -            -              -
      Group           ----------------------------------------------------------------------------------------------------
    Processes         Training Sessions Conduct                          -            -              -
                      ----------------------------------------------------------------------------------------------------
                      Instructional Aid Development                      -            -              -
--------------------------------------------------------------------------------------------------------------------------

* SKILLS = Topical knowledge, training, education, and/or experience


                                       3-8

                                                                    [LOGO] TITAN
                                   SKILL AREAS

                         EXHIBIT 3.1-3 PERSONNEL SKILLS

                                                                    ---------------------------------------------------------------
                                                                                             PROJECT PERSONNEL
                                                                    ---------------------------------------------------------------
-------------------------------------------------------------------    John         Jack        Colin      James       Huk      Al
   SKILL AREAS                      SKILLS *                         Chambers    Crittenden    Harding   Redington   Hukkala  Nason
-----------------------------------------------------------------------------------------------------------------------------------
                      Exercise Design                                    -            -           -          -          -       -
                      -------------------------------------------------------------------------------------------------------------
     Exercise         Exercise Documentation Development                 -            -           -          -          -       -
  Development &       -------------------------------------------------------------------------------------------------------------
     Conduct          Exercise Conduct & Evaluation                      -            -           -          -          -       -
                      -------------------------------------------------------------------------------------------------------------
                      Training Aids & Exercise Materials                 -            -           -          -          -       -
-----------------------------------------------------------------------------------------------------------------------------------
                      HQ/Regional Plans/SOP                              -            -           -          -          -       -
General Operational   -------------------------------------------------------------------------------------------------------------
      Plans           Concept Development                                -            -           -          -          -       -
   Development        -------------------------------------------------------------------------------------------------------------
                      Operating Procedures                               -            -           -          -          -       -
-----------------------------------------------------------------------------------------------------------------------------------
                      Federal Response Plan (FRP)                        -            -           -          -          -       -
                      -------------------------------------------------------------------------------------------------------------
                      FAA Order 1900.1E                                  -            -           -          -          -       -
                      -------------------------------------------------------------------------------------------------------------
   Emergency          Emergency Response Operations                      -            -           -          -          -       -
   Response           -------------------------------------------------------------------------------------------------------------
   Planning           Crisis Management                                  -            -           -          -          -       -
                      -------------------------------------------------------------------------------------------------------------
                      National/Regional Emergency Planning               -            -           -          -          -       -
                      -------------------------------------------------------------------------------------------------------------
                      P.L. 93-288 as Amended                             -            -           -          -          -       -
-----------------------------------------------------------------------------------------------------------------------------------
  Inter-Agency        Department/Agency Interface/Interaction            -            -           -          -          -       -
   Relations          -------------------------------------------------------------------------------------------------------------
                      Multiple Agency Planning                           -            -           -          -          -       -
-----------------------------------------------------------------------------------------------------------------------------------
                      Meeting Coordination Planning Support              -            -           -          -          -       -
  Coordination        -------------------------------------------------------------------------------------------------------------
   Techniques         Coordination Processes                             -            -           -          -          -       -
                      -------------------------------------------------------------------------------------------------------------
                      Department/Agency Rules & Responsibilities         -            -           -          -          -       -
-----------------------------------------------------------------------------------------------------------------------------------
                      Seminar/Workshop Development/Conduct               -            -           -          -          -       -
      Group           -------------------------------------------------------------------------------------------------------------
    Processes         Training Sessions Conduct                          -            -           -          -          -       -
                      -------------------------------------------------------------------------------------------------------------
                      Instructional Aid Development                      -            -           -          -          -       -
-----------------------------------------------------------------------------------------------------------------------------------
  Education                                                              MS           MA          MS         MS         MS      MS
-----------------------------------------------------------------------------------------------------------------------------------
  Security Clearance (SECRET or higher)                                  -            -           -          -          -       -
-----------------------------------------------------------------------------------------------------------------------------------

                                                                    -------------------------------------
                                                                               PROJECT PERSONNEL
                                                                    -------------------------------------
-------------------------------------------------------------------   Larry         Dave        Paul
   SKILL AREAS                      SKILLS *                          O'Dea        Rajala      Carson
---------------------------------------------------------------------------------------------------------
                      Exercise Design                                    -            -           -
                      -----------------------------------------------------------------------------------
     Exercise         Exercise Documentation Development                 -            -           -
  Development &       -----------------------------------------------------------------------------------
     Conduct          Exercise Conduct & Evaluation                      -            -           -
                      -----------------------------------------------------------------------------------
                      Training Aids & Exercise Materials                 -            -           -
---------------------------------------------------------------------------------------------------------
                      HQ/Regional Plans/SOP                              -            -           -
General Operational   -----------------------------------------------------------------------------------
      Plans           Concept Development                                -            -           -
   Development        -----------------------------------------------------------------------------------
                      Operating Procedures                               -            -           -
---------------------------------------------------------------------------------------------------------
                      Federal Response Plan (FRP)                        -            -           -
                      -----------------------------------------------------------------------------------
                      FAA Order 1900.1E                                  -            -           -
                      -----------------------------------------------------------------------------------
   Emergency          Emergency Response Operations                      -            -           -
   Response           -----------------------------------------------------------------------------------
   Planning           Crisis Management                                  -            -           -
                      -----------------------------------------------------------------------------------
                      National/Regional Emergency Planning               -            -           -
                      -----------------------------------------------------------------------------------
                      P.L. 93-288 as Amended                             -            -           -
---------------------------------------------------------------------------------------------------------
  Inter-Agency        Department/Agency Interface/Interaction            -            -           -
   Relations          -----------------------------------------------------------------------------------
                      Multiple Agency Planning                           -            -           -
---------------------------------------------------------------------------------------------------------
                      Meeting Coordination Planning Support              -            -           -
  Coordination        -----------------------------------------------------------------------------------
   Techniques         Coordination Processes                             -            -           -
                      -----------------------------------------------------------------------------------
                      Department/Agency Rules & Responsibilities         -            -           -
---------------------------------------------------------------------------------------------------------
                      Seminar/Workshop Development/Conduct               -            -           -
      Group           -----------------------------------------------------------------------------------
    Processes         Training Sessions Conduct                          -            -           -
                      -----------------------------------------------------------------------------------
                      Instructional Aid Development                      -            -           -
---------------------------------------------------------------------------------------------------------
  Education                                                              MA           BS          MA
---------------------------------------------------------------------------------------------------------
  Security Clearance (SECRET or higher)                                  -            -           -
---------------------------------------------------------------------------------------------------------

that 2 people fully committed to the project, backed up with a qualified support staff can support this project as detailed in the SOW. We would also note that as many as 30 additional exercise knowledgeable surge staff members could be provided from Titan resources, if an exercise of that magnitude was directed.

                                       3-9

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

      MR. JOHN CHAMBERS has been selected to lead this effort because of his extensive experience and demonstrated performance as the Project Manager on the current FAA NSEP Program. He understands the FAA and its mission, the FAA relationships in the Emergency Operations Program (EOP), and both the Federal Response Plan and FAA Order 1900.1E. He is well versed in the difficulties that face local, State, and Federal responders following a major disaster, having worked with a number of these individuals over recent years on disaster preparedness exercises. He has more than 25 years of experience in the design, development, operation, and evaluation of major C3I systems. He has also designed, developed, documented, and evaluated crisis management exercises and related activities in support of national-level programs since 1989. Mr. Chambers is experienced in a variety of challenges within an environment which include interactions between the White House, many Federal D/As, the Congress, and the private sector. Add to this 28 years of commissioned service with the U.S. Air Force, including command of two Strategic Air Command Wings, and you find an individual ideally suited to perform as Project Manager on this critical FAA program.

      MR. COLIN HARDING is a major contributor on the current FAA NSEP Program. As such, he has been involved in the development and conduct of the nine FAA regional training sessions conducted to date. For all of these sessions he has served as the lead moderator/facilitator. He has also assisted in the development of a series of essential functions in support of emergency operations for the FAA Headquarters which will form the basis for revising the FAA Emergency Operations Plan. He has also provided exercise and evaluation support for a number of national level programs in the national security emergencies and crisis management area.


                                      3-10

                                                                    [LOGO] TITAN

      SUPPORT STAFF MEMBERS. With over 100 qualified technical employees at its Reston, Virginia, facility performing on a variety of programs requiring similar skills, Titan can immediately provide personnel to meet unforeseen requirements that could arise. Our solid performance record, corporate commitment, and competent, qualified labor base permit Titan to ensure the continued availability of the required number of professionals to support this effort in the exercise and/or operational planning area. Our support staff members have extensive exercise and emergency management experience. A brief summary of their experience follows:

      - MR. JOHN CRITTENDEN is currently the Titan Program Manager of the FEMA Exercise Support contract. As such, he is providing training and exercise support to FEMA and other Federal D/As participating in a wide variety of exercises, including NATO Civil-Military, Chairman of the Joint Chiefs of Staff (OJCS), Sponsored Mobilization and Mobility and Domestic Nuclear Terrorist events. He is personally responsible for the development of exercise concepts and objectives, exercise scenarios, control staff instruction, master scenario event lists, and the development of schedules which culminate in a set of exercise plans. He also has extensive experience in the OJCS Exercise Evaluation Program.

      - MR. TENHO HUKKALA is a line and program manager with over 25 years of experience in military and civil planning, training, and exercising, including over 12 years in supporting FEMA and other Federal D/As with systems, operational, and concept planning, training, and exercise design, conduct, and evaluation. He has worked extensively with the Federal D/As at National and regional levels involved in national security and FRP response. For the past two years, he has been the Program Manager for Titan support to the U.S. Army-FEMA CSEPP exercise program. As such, he oversees all aspects of Titan's exercise


                                      3-11

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

            programmatic, design, conduct, and evaluation support to the communities around the eight CONUS Army toxic chemical storage locations and the interface of the exercise activity with other CSEPP functional activity, e.g., automation, planning, and public affairs.

      - MR. ALAN NASON is an experienced Titan manager responsible for the analysis, design, development, and implementation of training programs. He has developed and conducted an extensive training program for the FEMA ERTs. In doing so, he planned and developed a concept and implementation schedule for the program to enhance the performance of the ERTs in their emergency response roles.

      - MR. LAWRENCE O'DEA is a Senior Systems Analyst with over 25 years of experience in military and civil planning/training, and exercising, including over 10 years in supporting FEMA with systems, operational and concept planning and design and conduct of exercises. His experience includes the national security, natural disaster, and technological hazard arenas. He is familiar with the FRP, NCP, and FRERP and their Federal D/As representatives at both the National and regional levels. For the past two years, he has been a Titan task/site leader for the U.S. Army-FEMA CSEPP exercise program. In doing so, he provides exercise design, conduct, and evaluation support to the communities around the eight CONUS Army toxic chemical storage locations.

      - MR. DAVID RAJALA has been responsible for the design and development of the NCS's NTMRS Reference Series (REDBOOKS). He has also been responsible for the preparation of documents and the performance of tasks to support pre-exercise planning and training, exercise control and evaluation, and post-exercise


                                      3-12

                                                                    [LOGO] TITAN

            assessments for national level programs. He is experienced in conducting national level vulnerability assessments of national telecommunications systems and networks. He is also currently involved in several automation and systems engineering projects that support FAA headquarters.

      - MR. JAMES REDINGTON is responsible for providing training and exercise support to the Department of Justice/Immigration and Naturalization Service (DOJ/INS), which focuses on the identification of issues that relate to mass immigration situations in order to test the Federal Government's response to such emergencies. He has also been personally involved in a comprehensive review of existing Federal D/As plans as the basis for the development of NSEP and Continuity of Government (COG) plans. In doing so, he supported FEMA and the rest of the Federal D/A's in a total review and integration effort for a comprehensive all-hazard preparedness response and recovery planning as part of the Federal Response Plan (FRP).

3.1.5  CORPORATE LEADERSHIP

      Mr. Paul Carlson is a Titan Systems Group Executive Vice President and the General Manager of Emergency Management Systems. He is an experienced line and program manager and currently oversees much of Titan's support to the Federal community and all Titan programs in support of Emergency Preparedness. This includes the current FAA National Security Emergency Preparedness (NSEP) Program. To ensure the highest corporate commitment to the FAA, Mr. Carlson will continue to personally provide corporate oversight to this FAA program and will assure the ready availability of all required assets needed for continued success.


                                      3-13

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

      Mr. Carlson will, as he has done under the current project, support various tasks. This support has included attending periodic planning meetings with the FAA Project Officer and the Emergency Operations Manager (ADA-20), reviewing and contributing to documentation development, and participation during conduct of the exercises. (Mr. Carlson supported conduct of exercises in the Southern and Western Pacific Regions under the current contract.) Mr. Carlson reports directly to the Executive Vice-President of the Titan Corporation, Mr. A. E. Knauf, who has also pledged his continued support as well as that of the entire Titan Corporation to this effort.

3.2 RESUMES OF THE TITAN TEAM

      This section presents the resumes of the Titan team. The resumes illustrate our understanding of the skills and experience necessary to successfully accomplish project objectives and the unquestionable ability of the proposed team to do just that. We present the qualifications of our Corporate Leadership, Mr. Paul Carlson, our Project Manager, Mr. John Chambers, Mr. Colin Harding who will provide principal support to the effort, and our support staff.


                                      3-14

                                                                    [LOGO] TITAN

                                PAUL L. CARLSON

                              CORPORATE LEADERSHIP

EDUCATION

M.A., Political Science, Temple University. 1971

B.A., Economics, Arizona State University, 1959

AREAS OF EXPERTISE

      - Twenty-four years of experience in management, technical performance, planning implementation, and operations of tactical and strategic C3 systems. Fourteen years experience in planning, training, exercise support, and system development for the Federal Emergency Management Agency (FEMA) National security/civil emergency preparedness program, and FAA NSEP Programs, and numerous JCS/DOD training and exercise programs

      - Designed, conducted, and evaluated exercises in support of government organizations at Federal, State, and local levels from 1981 to present

      - Developed training plans and conducted training for crisis management staffs of civil and military organizations

      - Over thirteen years of experience in interagency planning and coordination and the development of systems, operations, and concept plans and implementing procedures

      - Served as chief planner for Headquarters, U.S. European Command Crisis Action Team in support of various contingency operations.


                                      3-15

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

SUMMARY OF RELEVANT EXPERIENCE

      As an Executive Vice President with Titan Systems Group and the General Manager, Emergency Management System, Mr. Carlson provides management oversight and direct support to a variety of civil and military emergency preparedness programs. The focus of division activities includes operational test and evaluation; exercise design, conduct, and evaluation; communications planning, operations, and engineering; training and gaming; and system development, engineering, and integration.

      Since joining Titan in 1982, Mr. Carlson has directly led or participated in system development and integration efforts related to several C(3) programs with emphasis on requirements analysis, concept development/planning, and test and evaluation (T&E) and exercise support. The scope of his activities included design, conduct, and evaluation of civil participation in various exercises and required extensive and continuous interaction with the 26 D/As composing the Federal civil emergency preparedness community.

      Currently, Mr. Carlson provides oversight of the FAA's NSEP Program, the FEMA Exercise Program, and FEMA/Department of the Army Chemical Stockpile Emergency Preparedness Program (CSEPP). In addition, he has actively participated in exercises in each of these areas. For example, for CSEPP, he has supported exercise design (scenario and MSEL/implementer development), conduct (response cell member and county controller), and evaluation (county evaluator).

      From 1980 to 1982, Mr. Carlson was a member of the technical staff of The Analytical Sciences Corporation (TASC) (1980-1982), where he specialized in civil emergency preparedness


                                      3-16

                                                                    [LOGO] TITAN

contingency planning and provided technical assistance in the design, conduct, and evaluation of several major military-civil exercises.

      Prior to joining TASC, Mr. Carlson served 20 years in the U.S. Marine Corps. His experience included systems and operations planning, command center operations, crisis management, and training management at increasing levels of responsibility. Throughout his military career, he was involved in planning, design, conduct, and evaluation of exercises ranging from battalion up to the national level such as NIFTY NUGGET, WINTEX, and REFORGER. His crisis management military experience included serving as the chief planner on the HQ U.S. European Command Crisis Action Team (1977-1980) for several contingency operations.

SECURITY CLEARANCE

      Mr. Carlson has a TOP SECRET clearance.

                                      3-17

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

                                  JOHN CHAMBERS

                                 PROJECT MANAGER

EDUCATION

Doctorate, Public Administration, (ABD), University of Southern California, 1979

M.S., Systems Management, University of Southern California, 1971

B.A., Pre-Law/Political Science, Ohio State University, 1959

AREAS OF EXPERTISE

      - More than 25 years of experience in the design, development, operations, and evaluation of large technical systems. Ten years of experience in the planning, requirements, policy development, and inter-agency coordination arenas (i.e., White House, Congress, OSD, JCS, Air Force, FEMA, FAA, and State and local operations in Arizona and Arkansas).

      - Over 10 years experience in field supervision, with overall responsibility for safety, training, certification, maintenance, quality control, personnel management, and command and control of large military combat units.

      - Designed, developed, documented, conducted, and evaluated crisis management exercises and related activities in support of government organizations since 1989.

SUMMARY OF RELEVANT EXPERIENCE

      Mr. Chambers is currently the Project Manager providing technical services in support of FAA NSEP Program. He has managed and participated in the seven headquarters-sponsored regional exercises conducted during 1994. In addition, he is currently planning and coordinating


                                      3-18

                                                                    [LOGO] TITAN

seven exercises for 1995, to include the Technical Center, Mike Monroney Aeronautical Center, and additional regional exercises. He also prepared script materials used by the Deputy Administrator to make the video tape now shown to introduce exercise activities. He's authored several papers and news articles used by the regions in post-exercise activities. He produced a planner's briefing to show how to identify and define essential functions in direct support of Order 1900.1E.

      Since joining Titan in 1989, Mr. Chambers has participated in many activities involving comprehensive command and control hardware and coordination between many agencies within the Executive Branch of government. He served as the Titan Program Manager for a National-level, complex test and evaluation program involving comprehensive command and control hardware and teamwork between many agencies. In 1993, he authored a comprehensive, detailed handbook now used as a reference on how to design, implement, and evaluate large test and exercise activities. In 1993, he also authored a major portion of the first Federal Emergency Management Agency (FEMA) operational handbook on U.S. civil agency emergency operations support to NATO.

      Prior to joining Titan, Mr. Chambers served 28 years in the U.S. Air Force. His experience was balanced between policy level (headquarters assignments in Congressional Budget processes, systems analyses, weapon system requirements, and strategy formulation) and field level assignments which included postings as the Commander of two strategic missile wings.

SECURITY CLEARANCE

      Mr. Chambers has a TOP SECRET clearance.

                                      3-19

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

                                  COLIN HARDING

                                 PRINCIPAL STAFF

EDUCATION

M.S., International Relations, University of Southern California, 1981

M.A., Education, University of Southern California, 1969

B.A., Political Science, Knox College, 1963

AREAS OF EXPERTISE

      - Over 25 years experience in civil-military current intelligence, emergency operations, and crisis management planning, training, and exercising, including 10 as a contractor supporting Department of Defense (DOD), Defense Intelligence Agency (DIA), Federal Emergency Management Agency (FEMA), and other Federal D/As.

      - Served as facilitator/moderator for the first (1992-1994) series of Federal Aviation Administration (FAA) regional catastrophic disaster response table-top exercises throughout all nine FAA regions.

      - Served as Program Manager over a period of seven years for a series of exercise support and evaluation projects in the areas of national security emergencies and crisis management for the DOD, DIA, FEMA, and others.

      - Supported the planning effort to determine essential emergency functions within Hq FAA to support revision of FAA Emergency Operations Plans.


                                      3-20

                                                                    [LOGO] TITAN

SUMMARY OF RELEVANT EXPERIENCE

      In support of the FAA's emergency operations program, Mr. Harding has served as the facilitator/moderator for the first series of nine regional catastrophic disaster response table-top exercises. These included four exercises based upon earthquake scenarios, four on hurricane scenarios, and one on a technological disaster scenario. In addition, Mr. Harding assisted in the development of the exercise support documentation, to include briefings; moderators handbooks; and group leader, player, and response handbooks. His support also included scenario development, development and presentation of briefings, and development of exercise support documentation.

      Mr. Harding has also served as the Program Manager in support of the FEMA's national security-related exercise program. This support involved not only involvement in FEMA exercises, but also FEMA's participation in exercises sponsored by the Office of the Secretary of Defense (OSD)/Joint Chiefs of Staff
(JCS), and the North Atlantic Treaty Organization (NATO). Previously, Mr. Harding had served since 1989 as Titan Program Manager for two projects providing exercise and evaluation support for a number of national-level agencies in the areas of national security emergencies and crisis management. His responsibilities included developing all supporting documentation to include exercise plans, control plans and player guides and handbooks, and post-activity evaluation reports. He has provided extensive briefing support to a wide range of customers such as scenario briefings, concept briefings, training and orientation briefings, after-action and evaluation briefings. In addition, Mr. Harding was responsible for the development and presentation of numerous training modules.


                                      3-21

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

      Mr. Harding is also the Titan lead for providing emergency operations and crisis management support to the commercial sector by designing and developing disaster preparedness, response, and recovery exercises, games, simulations, and table-tops. These are designed to assist the business and other non-government sectors to deal with the problems of business and operational continuity in a crisis situation.

      Prior to joining Titan, Mr. Harding served with the Space Applications Corporation (SAC) as Project Manager in charge of providing intelligence exercise design and development to the OSD/OJCS Exercise and Evaluation effort to the DIA. This included development of scenarios, MSELs and implementers, and intelligence collection plans, as well as numerous controller, player, and key player STARTEX briefings for a series of national security events. In addition, Mr. Harding was the Project Manager responsible for providing exercise and training support to DIA as part of the Continuity of Defense Intelligence System (CODIS), as well as Project Manager for providing operational support to FEMA as part of their Continuity of Government (COG) Program.

SECURITY CLEARANCE

      Mr. Harding has a TOP SECRET clearance.

                                      3-22

                                                                    [LOGO] TITAN

                               JOHN H. CRITTENDEN

                                 SUPPORT STAFF

EDUCATION

M.A., Criminology and Corrections, Sam Houston State University, 1972

B.A., Sociology, University of Wyoming, 1960

U.S. Army Command and General Staff College, 1977

AREAS OF EXPERTISE

      - Thirty years of experience in operational planning, training, and exercise conduct and evaluation including more than ten years in direct support of FEMA and DOD programs.

      -     Managed and provided technical support for the FEMA Exercise Program

      - Managed and provided technical support for the OJCS Exercise Evaluation Program

      - Four years of experience performing analysis of military command and control processes and requirements, baseline architectures, and the design and evaluation of logistic aspects of JCS Command and Post Exercises.

      - Performed structured analysis of the command and control processes and requirements at Headquarters, Department of the Army for the Army Worldwide Command and Control Information Center (AWIS)

      - Performed in a series of positions of increasing responsibility in the U.S. Army including command at the unit level and staff positions at battalion, brigade, division, and major command levels during 23 years of military service.


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

SUMMARY OF RELEVANT EXPERIENCE

      From July 1990 to present, Mr. Crittenden has provided exercise technical support to the FEMA Exercises Division, as a Task Leader and Program Manager. He has prepared or assisted in the preparation of the full range of documentation required to support FEMA and other Federal D/As participating in a wide variety of exercises including NATO Civil-Military, CJCS-sponsored Mobilization and Mobility, and Domestic Nuclear Terrorist scenarios. In addition, Mr. Crittenden developed a number of scenarios used in a series of natural disaster-based exercises for the Department of Agriculture. Mr. Crittenden is also the author of the FEMA Comprehensive Exercise Program (CEP) Overview, the document which establishes the new FEMA approach to their entire exercise program.

      Mr. Crittenden provided technical support for the Office of the Secretary of Defense (OSD)/Joint Chiefs of Staff (JCS) Exercise and Evaluation Program from July 1987 to July 1990 as Program Manager and Technical Area Specialist. Support involved preparation of a series of documents required to support each of the three phases (pre-exercise planning and training, exercise execution, and post-exercise) associated with OJCS-sponsored Command Post Exercise (CPXs). He managed the Titan OJCS exercise support contract with responsibilities for schedule compliance, quality of performance, and cost control and assisted in the design and evaluation of logistic aspects of CPXs and JCS J-4 mini-exercises.

      Mr. Crittenden also supported the effort to revise the JCS JULLS raw database, which consisted of over 6,000 files, through rewriting, consolidating, or eliminating existing lessons learned to create a more useful database. He also participated in producing a C3 architecture for the Non-Strategic Nuclear Force (NSNF) Commands and a skeletal worldwide NSNF


                                      3-24
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                                                                    [LOGO] TITAN

architecture. He assisted in revalidating the DCA/USPACOM NSNF C3 Architecture by applying a postulated nuclear threat against the USPACOM C3 baseline and assessing its impact on NSNF baseline C3 capabilities.

      Prior to his exercise support, Mr. Crittenden assisted in the AWIS efforts for the definition of C3I system requirements, technical specifications, and structured ADP design architectures for the Army's major commands. He interviewed users on-site and translated user functional requirements into technical requirements using Yourdon/DeMarco structured design methodology and performed as Team Leader of the Functional Analysis Team responsible for analyzing the command and control process at HQDA. He has defined user requirements and information interfaces and served as a member of the functional analysis team which identified, evaluated, and documented command and control requirements. In addition, he served as a project member, responsible for the development of a revised functional description for HQDA and the Army War College and assisted in the development of the revised Technical Analysis and Cost Estimate (TACE) and the systems specifications documents for these sites.

      During his military service, Mr. Crittenden served as an Action Officer and Chief, Southwest Asia Team, Office of the Deputy Chief of Staff, Logistics, Headquarters, Department of the Army, where he was responsible to plan, conduct, and review logistics aspects of Joint and Service plans and actions. He developed and staffed actions involving USCENTCOM and Third U.S. Army contingency missions in Southwest Asia and coordinated programs for identifying and obtaining supplies and equipment to be placed in a unique storage environment. He also participated in JCS-sponsored CPXs as a member of the Logistics Readiness Center


                                      3-25

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page of this proposal.

element of the Army Operations Center. Other military assignments provided experience in operations and contingency planning, training, and exercise conduct and evaluation.

SECURITY CLEARANCE

      Mr. Crittenden has a TOP SECRET clearance.

                                      3-26

                                                                    [LOGO] TITAN

                                TENHO R. HUKKALA

                                 SUPPORT STAFF

EDUCATION

M.S., Physics (Nuclear Effects Engineering), U.S. Naval Postgraduate School,
  1957

A.B., Mathematics and Physics, Ripon College, cum laude, 1952

U.S. Army War College, 1971

U.S. Army Command and General Staff College 1965

AREAS OF EXPERTISE

      - Over twenty five years experience in action-oriented management, operational analysis, training, and research and development of programs dealing with national security and conduct and support of combat operations.

      - Currently serving as Project Manager for exercise support for the Chemical Stockpile Emergency Preparedness Program (CSEPP), jointly managed by the United States Army and the Federal Emergency Management Agency (FEMA).

      - Managed and directed the support for FEMA in catastrophic earthquake response planning and exercises.

      - Designed, developed, conducted, and evaluated numerous national security training and exercise events in support of FEMA's national preparedness programs.


                                      3-27

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

SUMMARY OF RELEVANT EXPERIENCE

      From April 1990 to present Mr. Hukkala has organized and managed the development and coordination of concepts, plans, and procedures for high priority programs of national significance for which FEMA has lead responsibility. He led and participated in the design, development, conduct, and evaluation of training activities and exercises dealing with emergency preparedness, emergency response operations, and crisis management programs, and provided extensive assistance and support for the planning and analysis of all aspects of national security and natural disaster activities at the Federal, regional, and State/local levels.

      Mr. Hukkala currently serves as Project Manager for exercise support for the Chemical Stockpile Emergency Preparedness Program (CSEPP). In this capacity, he oversees and directs the activities of the Titan project staff, which includes two subcontractors, in the planning, design, development, conduct, support, and evaluation of joint Federal/State/local exercises at eight chemical munition storage locations in the continental United States. He has served as Program Manager in support of highly sensitive national security programs for FEMA's National Preparedness Directorate and provided expert advice and assistance concerning operational enhancements for these programs.

      From December 1986 to April 1990 while a member of the System Planning Corporation (SPC), he organized and led the development and presentation of numerous FEMA training and exercise events dealing with national security and disaster response operations to high-level national and regional Federal officials. Specifically, he was the designer and deputy chief controller of RESPONSE 89 (August 1989) held in Sacramento, California, which proved to be a very successful exercise involving a coordinate Federal/State response to a simulated


                                      3-28

                                                                    [LOGO] TITAN

earthquake in northern California. In this effort, he was the principal author of the exercise plan (EXPLAN), players' handbook, controllers' handbook, and evaluation plan for the exercise, and organized and conducted the pre-exercise training for players, controllers, and evaluators. He also developed the concept, design, and EXPLAN for RESPONSE 90, the next in a series of earthquake response exercises, involving a catastrophic earthquake disaster on the Wasatch Fault in northern Utah.

      While with SPC Mr. Hukkala also planned and conducted validation sessions of a specialized FEMA emergency operations computer-assisted training program to familiarize users with the emergency environment and functional problem-solving exercises. In addition to the preparation of an authors' guide for computer-assisted training, he participated in the evaluation, modification, and documentation of an emergency communications network simulation model.

SECURITY CLEARANCE

      Mr. Hukkala has a TOP SECRET clearance.

                                      3-29

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

                                 ALAN B. NASON

                                 SUPPORT STAFF

EDUCATION

Doctoral Student (Ed.D), Adult Education/Human Resource Development, Virginia
  Polytechnic Institute, December 1996

M.S. Curriculum Development and Supervision, Akron University, 1975

B.S., General, United States Military Academy, 1966

AREAS OF EXPERTISE

      - Over twenty eight years of experience in the analysis, design, development and implementation of training programs the last six of which have been in direct support of FEMA's National Security Emergency Preparedness programs.

      - Project Leader/Program Manager for training/seminar support for the U.S. Department of Agriculture State Emergency Board training program.

      - Primary developer for a program to identify requirements and associated strategies for FEMA employee training and management development.

      - Twenty two years experience in the development and implementation of training programs for the U.S. Army.

SUMMARY OF RELEVANT EXPERIENCE

      From October 1988 to the present Mr. Nason has developed and conducted a series of emergency management training workshops for senior and mid-level members of 26 Federal departments and agencies. He coordinated the media, content, location, and evaluation


                                      3-30
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                                                                    [LOGO] TITAN

methodology with senior Department officials throughout the Washington, D.C. area and in the 10 Federal Regions. He developed workbooks and other training materials used in the workshops and performed as a facilitator for small and large group discussions. Mr. Nason supervised, trained, and assisted a team with the development, presentation, and management of over 15 computer-assisted training lessons using FEMA's Computer-Assisted Training Support System (CATSS). This included research, writing, and development of lessons; review and critique of lessons in progress; technical assistance and guidance on creating effective training; quality assurance checks of final products; and the distribution of over 1,600 lesson diskettes to the 10 FEMA Regions and 26 Federal departments and agencies.

      During this period he also planned and developed a concept and implementation schedule for a program to enhance the performance of FEMA employees in their day-to-day and emergency response roles. He established an analysis program, using the Systems Approach to Training, to determine performance enhancement requirements and associated training strategies that maximize training resources. Mr. Nason planned and developed a concept for a management development program for FEMA supervisors that provides for the identification of management competencies and training sources, and enables logical and systematic career progression.

      Mr. Nason designed, developed, and conducted a training program for USDA State Emergency Board members. He developed geographically-based scenarios, discussion guides, briefings, and all required training materials. He conducted and facilitated large and small group discussions involving over 120 participants at each of four locations.


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

      During his military career he led a team that developed the Military Qualification Standards Program using Instructional Systems Design and Systems Approach to Training techniques. This program served as a task-based training and performance measurement guide for U.S. Army officers. He managed the design and establishment of the Army's Combined Arms and Services Staff School at Fort Leavenworth, Kansas, and pioneered an innovative curriculum using small group instruction with senior officers as mentors. He also established the major objectives and topics of instruction. Mr. Nason managed the day-to-day operations of the U.S. Military Academy Preparatory School's academic, athletic, logistic, and administrative divisions. He directed a staff and faculty of over 75 professional and wage-grade employees, and streamlined the school's organization by removing redundant positions and increasing automation. He kept the school at full strength through effective recruiting and retention programs, and served as the school's labor relations point of contact and negotiator while maintaining a healthy labor-management climate. He successfully renegotiated two contract agreements with the local labor union that included work hours, conditions of employment and grievance procedures.

SECURITY CLEARANCE

      Mr. Nason has a TOP SECRET clearance.

                                      3-32

                                                                    [LOGO] TITAN

                               LAWRENCE P. O'DEA

                                 SUPPORT STAFF

EDUCATION

M.A., Administration of Justice, Wichita State University, Wichita, KS, 1977

B.A., Education, Niagara University, Niagara Falls, NY, 1961

U.S. Army Command and General Staff College, Ft. Leavenworth, KS, 1977

AREAS OF EXPERTISE

      - Over twenty five years of experience in the development, management, and evaluation of complex C3 systems.

      - Conducted, led, and supervised a variety of SETA tasks for FEMA NSEP programs

      - Extensive experience in military and civilian systems planning and operations planning

      - Controller/evaluator and planner experience in military and civil preparedness exercises

      - Conducted system level, functional, and personnel/training requirements analyses

SUMMARY OF RELEVANT EXPERIENCE

      From October 1984 to present Mr. O'Dea has supported FEMA with systems, operational and concept planning and design and conduct of exercises. He is currently serving as a task/site leader for the U.S. Army-FEMA Chemical Stockpile Emergency Preparedness Program (CSEPP) Exercise Program. As such he provides exercise and evaluation support to


                                      3-33

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

joint FEMA-U.S. Army efforts to enhance emergency preparedness at and around eight CONUS Army sites storing chemical munitions. He plans exercises, prepares EXPLANs, COSINs, MSEL/Implementers, and other documentation, and supports the conduct of planning meetings and exercises. He also facilitates the conduct and documenting of evaluations. Mr. O'Dea has provided SETA support to FEMA in the development of Federal Civil Domestic all-hazard emergency response capabilities. He reviewed the Federal Response Plan for needed systems engineering and information systems support and enhancements, and assisted in defining a multi-mission information processing and exchange architecture.

      He has provided support to the FEMA Office of Civil Defense in the development of a methodology to document and measure State and local government emergency preparedness capability. In doing so he defined requirements and developed and implemented a design for the overall evaluation and assessment program and its supporting automation. Mr. O'Dea developed requirements, concept, and design for a supporting exercise program and revised the EXPLAN and EVAL PLAN, finalized the MSEL, and acted as controller/evaluator for CIVEX-90. Finally he evaluated specific programs and programmatic guidance for consistency with the new methodology.

      Mr. O'Dea provided support to FEMA for emergency management team development and training at the Federal National and regional levels. He identified and documented requirements for a regional emergency response capability and authored/coordinated research and preparation of emergency response-related issue papers. He also authored a document that described the current status of the domestic emergency management infrastructure at Federal


                                      3-34
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                                                                    [LOGO] TITAN

regional, State, and local levels of government. During exercises he served as a member of the domestic response cell in NSEP exercises.

      Mr. O'Dea provided functional and requirements analysis and OPLAN and documentation support to FEMA for emergency preparedness/C3 program development. He has conducted requirements analysis and definition on a variety of personnel and training topics. He was responsible for the development of program reliability standards for emergency team members. Mr. O'Dea developed the training standards for emergency team members and was the primary/contributing author to OPLANs, OPLAN Annexes, and implementing SOPs for emergency response team functions. He also evaluated supporting/implementing OPLANs and SOPs, and exercise and evaluation documents for content and consistency with system-level developmental documentation. Finally he conducted tabletops to instruct and train emergency response team members.

      While a member of the U.S. Army he had command responsibility for operations and continuous planning, testing, and training, to include those related to Army ground responsibility in the Washington, D.C. area. He developed area-oriented OPLANs in support of the White House and Vice President's quarters, DOD and HQDA COOP, and response to nuclear and chemical accidents/incidents.

SECURITY CLEARANCE

      Mr. O'Dea has a TOP SECRET clearance.

                                      3-35

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page of this proposal.

                                JAMES REDINGTON

                                 SUPPORT STAFF

EDUCATION

M.S., Counseling and Guidance, Troy State University, 1973

B.A., Psychology, Troy State University, 1971

U.S. Army Command and General Staff College, 1982

AREAS OF EXPERTISE

      - Twenty-three years of operations and planning experience, including the development of plans and concepts, review and analysis of existing plans including continuity of government, national security emergencies, and disaster response.

      - Eight years of concentrated activity in crisis management, command and control, exercises, simulations and gaming design.

      - Four years as the primary contractor to the Federal Emergency Management Agency in support of the Federal Response Plan and Mass Immigration Emergency Plan, including the development of the Incident Annex to both plans.

      - Exercise support to the Department of Justice and the Federal Emergency Management Agency for the Federal Response Plan and Mass Immigration Emergency Plan, including the development of the Incident Annex to both plans.


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                                                                    [LOGO] TITAN

SUMMARY OF RELEVANT EXPERIENCE

      Mr. Redington has extensive experience in the areas of operations planning and exercise design, conduct, and evaluation. Since 1988, he has been involved in exercise and planning activities that involve interagency coordination between the departments and agencies of the Federal government, Federal and Regional levels of government, and Federal and State/local governments.

      For the past four years, Mr. Redington was the program manager for the Federal Emergency Management Agency's planning support and technical assistance contract. This effort dealt with the Federal Response Plan, continuity of government plans, and continuity of operations plans. In addition to plan development, Mr. Redington helped develop the concepts of operations for several plans dealing with national security emergencies. Additionally, he wrote a generic planning guide and operations plan format for use by the Federal departments and agencies.

      Mr. Redington also provided support to both the Interagency Advisory Group and the Annex Planning Leaders. The Interagency Advisory Group is composed of over twenty-six emergency planners from departments and agencies who deal primarily in the areas of national security. The Annex Planning Leaders, is also a multi-department/agency planning body but whose focus is on the Federal Response Plan. Mr. Redington developed the Northridge Earthquake Summary Report for the Catastrophic Disaster Response Group. He also attended the monthly meetings of the Annex Planning Leaders and subsequently produced the minutes for each meeting. Because of his monthly support to both of the two primary Federal planning communities and their various working groups, he has an extensive and current knowledge of


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

the interagency planning process, the interagency planning community, and the current cross cutting issues being explored.

      Mr. Redington is currently managing the Department of Justice effort to exercise the Mass Immigration Emergency Plan. This plan, similar to the Federal Response Plan, is a multi-department and agency coordinated response to an emergency. The level of effort involves the development, conduct, and evaluation of a series of one-day tabletop seminars and two-day tabletop exercises to be conducted in Washington, D.C. and in Florida. Mr. Redington has been involved in this effort since its inception, and is developing a series of seminars and tabletop activities to exercise the Incident Annex.

      In addition to his current experience with the Federal Response Plan, Mr. Redington has extensive experience in the areas of gaming, tabletops, and exercise design, conduct, and evaluation. As Chief of the Command Post Exercise Branch, United States Central Command from June 1983 to April 1986, Mr. Redington was responsible for the design and development of exercise plans for national level and compartmented exercises. He was the primary action officer for a command post exercise requiring the movement of over 30,000 personnel and exercise support equipment. While serving as a consultant to the Federal Emergency Management Agency from May 1988 to May 1989, he developed a five-year Gaming and Exercise Plan, the regional five-year plan, and a gaming program consisting of 14 functional group games and national exercises. Mr. Redington served as FEMA's primary point of contact to numerous inter-agency coordination and planning groups and participated in other Federal D/A training and exercise events.


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                                                                    [LOGO] TITAN

      Since joining Titan in 1989, Mr. Redington has supported the Federal Emergency Management's operational support effort in which he was responsible for the development of a comprehensive training program for regional emergency management teams. He developed interactive workshops dealing with national security emergency preparedness and coordinated training of over 800 personnel with twenty-six departments and agencies and ten regional offices. Mr. Redington analyzed emergency preparedness planning conducted by departments and agencies, developed training materials in support of national security emergencies, and was responsible for training program evaluation.

SECURITY CLEARANCE

      Mr. Redington has a TOP SECRET clearance.

                                      3-39

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page of this proposal.

                                  DAVID RAJALA

                                 SUPPORT STAFF

EDUCATION

B.S., Business Management, American Technological University, Killeen, TX, 1976

U.S. Army Command and General Staff College, Fort Leavenworth, KS, 1981

U.S. Army Field Artillery Officer Advanced Course, Fort Sill, OK 1975

U.S. Army Rotary Wing Officer's Aviation Course, Hunter AAF, GA, 1970

AREAS OF EXPERTISE

      - Over twenty eight years of experience in communications and ADP related programs with the last eight in direct support of the National Communications System (NCS), FEMA and the FAA.

      - Developed national interest telecommunications documentation for use by the twenty-six departments and agencies as well as the ten FEMA Regions.

      - Conducted national telecommunication damage assessments used in conjunction with the development of training exercises and plans.

      - Currently serving on a team that is providing automation and systems engineering support to FAA Headquarters.

SUMMARY OF RELEVANT EXPERIENCE

      Mr. Rajala is currently supporting FAA Headquarters with automation and system engineering assistance. Additionally over the last six years Mr. Rajala authored for the NCS the National Telecommunications Management Reference Series (NTMRS) which is a series of


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                                                                    [LOGO] TITAN

technical references on national-interest telecommunications systems/networks to support emergency telecommunications management activities for the federal government departments and agencies and the ten Standard Federal Regions. He has served as task leader and lead technical analyst responsible for the planning and development of all aspects of document development. He collected and validated detailed information on fifty-six commercial and government telecommunications systems encompassing the cellular, switched voice, data, high frequency radio, satellite, and broadcast segments. Mr. Rajala has also developed telecommunications baseline assessments for the NCS. The telecommunications baseline assessments provided a dependable first-order assessment of CONUS telecommunications facilities to determine vulnerability, survivability, and connectivity of the Nation's critical networks following a catastrophic event. He planned, designed and implemented a microcomputer ADP system to establish a baseline of national telecommunications assets. He also designed and implemented microcomputer software to assess nuclear effects on the same assets.

      Mr. Rajala has provided technical support to the OJCS Exercise Evaluation Program which involved the preparation of documents and the performance of tasks to support pre-exercise planning and training, exercise control and evaluation, and post-exercise control and evaluation, and post-exercise assessments associated with JCS exercises. He managed the ADP aspects of exercise design, control and evaluation and designed and implemented microcomputer software tools to aid in the development of MSELs, implementing documents, COSIN and the Joint Universal Lessons Learned System (JULLS) of the Joint Staff. In conjunction with the JCS JULLS lessons learned program he guided the development of a microcomputer expert system


                                      3-41

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page of this proposal.

that successfully automated the process of adding retrieval keywords to the JULLS lessons learned program.

      Mr. Rajala has also support the Defense Information System Agency. He co-authored a test plan to evaluated the Nuclear Planning and Execution System
(NPES) and other ADP systems used to perform post-execution monitoring of the Single Integrated Operations Plan (SIOP). He validated and verified the databases and processing algorithms used in the NPES and non-NPES hardware and software used to follow the SIOP.

SECURITY CLEARANCE

      Mr. Rajala has a TOP SECRET clearance.

                                      3-42

                                                                    [LOGO] TITAN

3.3 TASK ORDER MANAGEMENT

      Titan recognizes the work in support of this effort will be conducted under the task order method and our in-place methodology for processing task orders is fully compliant with FAA requirements. Titan has established detailed procedures to effectively manage the task order process and these procedures address each technical and administrative requirement throughout the life-cycle of the task order. Titan will respond to the FAA contracting officer's draft task assignment with a cost estimate that includes labor hours, travel and per diem, and other direct costs. This will be followed by an official authorized copy which will allow Titan to begin work. The Titan contracting officer will acknowledge this authorization by signing and returning one copy to FAA within five days. Upon completion of the task, Titan will provide a breakdown of costs and labor hours expended that will serve as the basis for the final task assignment audit.

      Our procedures, illustrated in Exhibit 3.3-1, begin with our receipt and logging in of the task order issued by the contracting officer. The Titan Project Manager will review each new task order and make an initial assessment of the resources needed to perform the work. A principal staffer may be assigned, and he or she will develop a detailed task performance plan that will be reviewed and approved by the Project Manager and will serve as the basis upon which the cost proposal and final work plan are prepared. Once this process has been completed, Titan and government managers will have a sound basis for monitoring and controlling subsequent work.


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

               EXHIBIT 3.3-1 TITAN TASK ORDER MANAGEMENT PROCESS


-------------------------------------------------------------------------------------------------------------------------------

-------------------------      -------------------------      -------------------------
          Titan                          Draft                       Contracting
     Project Manager      ----        Task Order         ----         Officer &
-------------------------               Request                 Cognizant Proj. Off.
                               -------------------------      -------------------------
            |
            |
            |
-------------------------      -------------------------      -------------------------      -------------------------
         Analyze                        Develop                        Define                        Determine
      Task Request       ----       Technical Plan       ----      Schedules and        ----         Task Staff       ----|
-------------------------      -------------------------              Products               -------------------------    |
                                                              -------------------------                                   |
                                                                                                                          |
- Assign staff to do the       - Define potential             - Determine schedules          - Identify skill mix         |
  plan                           problems                                                                                 |
                                                              - Determine milestones         - Identify candidates        |
- Identify goals/              - Define subtasks and                                                                      |
  objectives                     travel                       - Define all products          - Select task team           |
                                                                                                                          |
- Determine constraints        - Define process of            - Specify Government           - Establish level of         |
  and limitations                execution                      deliverable                    effort                     |
                                                                                                                          |
- Document assumptions                                                                                                    |
                                                                                                                          |
                                                                                                                          |
                                                              -------------------------      -------------------------    |
                                                                   Proj. Off. and                   Develop and           |
                                                                    Contracting        ----         Submit Cost       ----|
                                                                       Officer                        Proposal            |
                                                              -------------------------      -------------------------    |

                                                               - Official Task Order          - Budget

                                                               - Perform task                 - Review Plan

                                                               - Submit final actual          - Plan Approval
                                                                 cost

                                                               - Proj. Off. and
                                                                 Contracting Officer

                                                               - Final Task Assignment
-------------------------------------------------------------------------------------------------------------------------------

      Titan has repeatedly and successfully used this task order planning process to develop a detailed step-by-step procedure to ensure that all aspects of the task have been carefully considered prior to developing costs and schedules and beginning work. Titan manages by treating each specific project task as an entity that can be controlled and measured, thus ensuring


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                                                                    [LOGO] TITAN

positive control and responsive project execution. To achieve this, the initiation and control process is formal and precise and will be in strict compliance with FAA Project Officer instructions.

3.4   PROJECT MANAGEMENT CONTROLS (REFERENCE SO-L-5.1.2 AND SOW PARAGRAPH 4)

3.4.1 GENERAL

      As stated earlier Titan will manage this project using existing, proven procedures. Key aspects of this process will provide to the FAA:

      - Corporate commitment from Titan to the successful completion of the project

      -     Clear-cut lines of project responsibilities

      - A Titan management/technical team with the skills necessary to fulfill project requirements--we have selected and committed a highly experienced team with the precise skills needed for this project

      - Complete control and tracking of technical work, schedules, and resources on a task-by-task basis

      -     Quality assurance reviews of deliverables

      -     Close coordination with FAA's Project Officer

      -     Continuous and open communications.

      The procedures will be implemented by an experienced staff under the direction of a proven manager. As stated earlier, the Project Manager for this effort will be Mr. John


                                      3-45

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page of this proposal.

Chambers, an experienced line and program manager. He brings with him an in-depth understanding of emergency preparedness and contingency programs and, as the current Project Manager of the FAA NSEP Program, a deep appreciation of the role and missions of the FAA. As Project Manager, Mr. Chambers is responsible for the performance, cost, and schedule as well as for line management with its inherent authority over all personnel assigned to this project. The following paragraphs will detail the processes and procedures the Project Manager will employ to manage this project.

3.4.2 PROJECT MONITORING

      Mr. Chambers will actively monitor the status of the technical effort against a detailed work plan developed for this effort. The work plan will contain the task performance schedules, including the start and completion dates at the subtask level and the estimated staff hours. All active tasks, interdependencies, schedules, and staffing allocations will be reviewed on an actual versus planned basis. At the conclusion of this review, the Titan Project Manager will apprise the FAA Project Officer of any issues and proposed resolutions. The specific status of any ad hoc tasks will also be reviewed. These reviews are intended to accomplish the following objectives:

      - Provide management visibility into the technical, cost, and schedule status of all active tasks

      -     Highlight major accomplishments

      -     Share new approaches that contribute to the project

      - Identify all technical issues and risks that may adversely affect the achievement of overall objectives.


                                      3-46

                                                                    [LOGO] TITAN

3.4.3 COST MANAGEMENT

      Titan has developed management methods and procedures suitable to this type of effort and will apply DELTEK, its modern management information system to this project. This system integrates all costs associated with the project and produces weekly reports itemizing and summarizing all labor, travel, consultant, and other direct costs. The system also provides a variety of reports and cost and expenditures analyses. Of particular interest are the Job Status Reports that provide a measure of progress in terms of budgeted cost against work performed at the contract level and individual task level. This capability allows Titan to manage costs in accordance with work breakdown structure (WBS) methods. We understand that all travel shall be approved by the FAA COTR as appropriate and supported by FAA task orders.

      Monthly cost reports and project performance reports will give the Project Manager a basis for:

      -     Identifying progress

      -     Identifying problem areas

      -     Identifying trends

      -     Initiating corrective actions

      -     Predicting final cost to complete

      -     Meeting cost requirements

      -     Preparing reports for government monitoring.


                                      3-47

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

3.4.4 ACTIVITY REPORTING (REFERENCE SOW PARAGRAPH 4)

      Task control and reporting are a combination of monitoring tasks and documenting efforts in frequent oral and written reports. The Project Manager's Weekly Task review examines the status of each task and checks technical progress and problems, expenditure of staff hours, status of documentation and deliverables, and readiness for the following week's efforts. The status is compared to the government-approved work plan to ensure that momentum is maintained. It establishes the framework for performance from start to finish. Major tracking milestones are established to ensure performance and provide for government review and input. Based on these reviews, accurate and timely information is available to report to management and to the government. The Project Manager will discuss the status of the project weekly with the FAA Project Officer. These discussions will stress the status of the work. All time-sensitive information will be immediately provided to the FAA Project Officer. These reviews allow the Project Manager to prepare biweekly individual work plans for his staff to help ensure each person knows exactly what he or she is expected to work on and how many hours are to be devoted to each task.

      Monthly letter reports will be prepared and submitted in accordance with the requirements of the Request for Proposal. They will include:

      - A GENERAL STATEMENT covering any matters that apply to the contract as a whole

      -     FOR EACH TASK:

            - A SUMMARY OF PROGRESS: deliverables submitted, achievements, work performed, and meetings or other events attended during the preceding month


                                      3-48

                                                                    [LOGO] TITAN

            - PROBLEMS AND CORRECTIVE ACTIONS: any problems encountered that may impact on progress and/or task performance, plus corrective actions taken or proposed

            - PLANNED ACTIVITIES: work on the task that is planned for the following month, including submission of any deliverables that will be due

            - A FINANCIAL SUMMARY: a summary of labor hours, labor dollars, and other charges for the task for the preceding month

      - A FINANCIAL SUMMARY FOR THE TOTAL CONTRACT, which results from adding up all the charges for the individual tasks and comparing this with planned costs. Graphs showing cost incurred versus planned cost, and effort (work hours expended versus work hours projected) will be included.

      We can also provide the complete status of each open task order, if desired. This information would include:

      -     Progress against each task/task order

      -     Estimates of percentage of work completed by task/task order

      -     Cumulative percentage of work completed by task/task order

      -     Changes in the schedule of deliverables and reasons

      - Summary of substantive information derived from meetings and conferences held in conjunction with the contract

      - Summary of any problem areas that require government assistance or resolution

      - Identification of any significant item(s) that may result in failure to meet the schedule of deliverables.


                                      3-49

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

      Titan recognizes that reporting to the government is necessary to the identification and resolution of problems and to tracking achieved versus projected progress. The FAA Project Officer will be kept informed of the status of this effort through formal progress reports as required by the contract and by informal personal reporting on a regular basis to assist him in carrying out FAA management obligations. Monthly letter reports that summarize the accomplishments during the period and identify any issues and proposed resolutions will be submitted. A final report will be submitted to document and summarize the results of each task order as well as the entire contract and will include recommendation and conclusions based upon the results obtained.

3.4.5 QUALITY ASSURANCE MEASURES

      Titan is committed to technical excellence. Proven techniques will be employed to supplement the weekly meetings and monthly reports throughout the contract period to ensure that the technical products and deliverables are complete, accurate, and usable. They are:

      -     A second-level review of all products delivered to the FAA

      -     In-house reviews of key products by corporate leadership

      - Scheduled progress review for the FAA Project Officer and FAA staff. We propose to conduct these reviews at the convenience of the government and recommend they be held at least quarterly.


                                      3-50

                                                                    [LOGO] TITAN

3.4.6 CORRECTIVE ACTIONS

      Our approach to the resolution of problems is to define the problem, assign responsibility for resolution, track progress, and follow-up on action items. Central to problem identification is the spirit of open reporting that we encourage and demand of our Project Staff. We expect our staff to be frank and candid, to report status realistically, and not to gloss over the problems. The Project Manager will act in a similar manner when reporting the status of the effort to the FAA Project Officer, establishing a relationship founded on mutual trust and candid personal interaction. Titan is proud of its reputation for honest, forthright dealings and believes such a proven working relationship is a definite advantage to both Titan and the government.

      Quality control procedures and detailed scheduling notwithstanding, problems may arise that require prompt corrective action. Upon identifying a major problem area, the Project Manager will evaluate possible solutions, coordinate appropriate project staff with, and notify the FAA Project Officer. The schedule and cost impact will be analyzed, the results evaluated, and a recovery strategy formulated. Senior Titan leadership will participate with the Project Manager and FAA personnel as required to select an appropriate and mutually agreed upon solution to the problem. Titan's organizational philosophy of ensuring project managers direct access to senior leadership, who have personal knowledge of their projects, ensures rapid decisions on appropriate corrective action where needed and fosters good customer relations through immediate management attention to the customer's needs.


                                      3-51

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page of this proposal.

                                                                    [LOGO] TITAN

                        4.0 PREVIOUS RELATED EXPERIENCE

      FOR OVER 12 YEARS, TITAN HAS SUPPORTED FEDERAL GOVERNMENT CUSTOMERS IN THEIR EMERGENCY MANAGEMENT PLANNING AND EXERCISING EFFORTS AND WE CONTINUE THIS OUTSTANDING RECORD OF SUCCESS WITH EMERGENCY PREPAREDNESS RELATED CONTRACTS.

      Titan's outstanding reputation in support to emergency operations management is built on a firm foundation of team experience. The experience rests on a commitment to understand the big picture (mission) and to know the details (SOPs and Checklists). The record of success is built on a thorough understanding of the many bridges between the two. Exhibit 4.1-1 illustrates the essential elements needed to provide the technical support called for in Tasks I, II, and III, and summarizes the experience that we bring to this procurement.

                    EXHIBIT 4.1-1 TECHNICAL SUPPORT SPECTRUM

ORIENTATION
  TRAINING                                                         MISSION
TEAM BUILDING                                                    PERFORMANCE

                            EXERCISES
                                                               Observe Patterns
                                                                    and
GAMING                     Identify Issues


                                                                   EXERCISES
                                                                 Specify Fixes


SIMULATIONS    DESIGN, DEVELOP, DOCUMENT, COORDINATE,
                 MANAGE, TRAIN, SUPPORT, EVALUATE


               - REFERENCE LIBRARIES  - PLANNING DOCUMENTATION
               - DATABASES            - REPORTS
               - FLY AWAY KITS        - HANDBOOKS
SEMINARS       - OPLANS               - MANUALS
               - SOPS                 - DATA COLLECTION
               - CHECKLISTS             - FORMS AND TECHNIQUES

                                ^
                                |

WORKSHOPS    < -------   LESSONS LEARNED   < -------               EXERCISES
                                                                Validate Mission
                                                                   Performance

                                       4-1

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

      Our team experience is deeply rooted to every aspect of the illustration. Titan knows that the family of preparedness actions (e.g., workshops, seminars, simulations, gaming, and various categories of exercises) is successful when the essential functions are trained and performed with the mission in clear focus. Titan also knows that expertise in exercise design is rooted in operational experience which is tied to coordinated planning and documentation (e.g., checklists, SOPs, fly-away kits, report requirements). Titan deeply understands the critical importance of a systematic approach to capturing lessons learned and folding them back into the learning and team building cycle, with clear linkages to real world operations.

      Based upon our long-term related experience, Titan understands the authorities, plans, and procedures and has the field experience needed to assist the FAA in the planning for the Federal response to catastrophic natural/technological disasters as required by the Federal Response Plan (FRP). Titan is ready to continue the challenge of the FAA Emergency Operations Program, and we offer this relevant experience as testimony to our ability to successfully perform all tasks.

      In this Section, we demonstrate our relevant prior and current experience related to the activities in the SOW. Below, we summarize our experience by task, with reference to specific contracts, whose details follow in Section 4.2.


                                       4-2

                                                                    [LOGO] TITAN

4.1   DIRECT RELATIONSHIP TO SOW (REFERENCE SO-L-5.1.1 AND SOW PARAGRAPH 5)

4.1.1 Task I - SUPPORT INTERNAL FAA EXERCISES

      - Titan is currently providing training and exercise support to the FAA under the FAA NSEP Program contract (see contract #1) in Section 4.2).

      - We are providing training support to FEMA's National Emergency Response Teams (ERT-Ns) (see contract #2).

      - We have provided training; operational planning; and test, exercise, and evaluation support to the Office of the Joint Chiefs of Staff
            (OJCS) for international, national, and separate command exercises (see contract #8).

      - We have provided engineering, test, exercise, and evaluation support on a stand-alone basis for the Defense Information Systems Agency
            (DISA) and the National Communications System (NCS) (see contract
            #6).

      - We have, under previous contracts, provided the entire range of stand-alone exercises involving 26 Federal departments/agencies (D/As) at the national, regional, and State/local levels (see contract #7).

      - We have, under FEMA contracts, provided a full range of training services to almost all Federal D/As, including the indoctrination and preparation of members of national and regional emergency management teams to implement their assigned tasks in case of a national emergency (see contract #3).


                                       4-3
Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

4.1.2 TASK II - SUPPORT FAA PARTICIPATION IN EXERCISES INVOLVING EXTERNAL
      AGENCIES

      - Titan is providing training; and exercise design, conduct, and evaluation support to the U.S. Army-FEMA Chemical Stockpile Emergency Preparedness Program (CSEPP) (see contract #5).

      - We are currently providing training and exercise support to FEMA and other Federal D/As participating in a wide variety of exercises, including NATO Civil-Military. CJCS-Sponsored Mobilization and Mobility, and Domestic Nuclear Terrorist events (see contract #2).

      - We have supported the NCS with a complete range of exercise support at the national, regional, and telecommunications industry levels and have provided support in the testing and evaluation of the National Telecommunications Management Structure (NTMS) (see Contract #6).

      - Titan is currently supporting the NCS in the test and exercise of the new Government Emergency Telecommunications Service (GETS) which will provide emergency access and specialized processing in local and long-distance telephone networks for authorized users (see contract #6).

      - Titan is providing to the Department of Justice/Immigration and Naturalization Service (DOJ/INS) exercise support focusing on the identification of issues that relate to mass immigration situations in order to test the Federal Government's response to mass immigration emergencies (see contract #2).


                                       4-4

                                                                    [LOGO] TITAN

4.1.3 TASK III - OTHER TECHNICAL SERVICES

      - Titan completed, in November 1994, two special projects which identified and defined specific FAA emergency essential functions per Order 1900.1E (see contract #1).

      - We have supported FEMA and the Federal D/A's in a total review and integration effort for comprehensive all-hazard preparedness response and recovery planning, as part of the Federal Response Plan
            (FRP) (see contract #4).

      - We have, under several contracts with FEMA, supported the entire spectrum of operational planning. This planning covered the spectrum from systems planning through concept of operations development to comprehensive D/A operations plans (OPLANs) complete with SOPs and checklists (see contracts #3 & 4).

      - We authored the FEMA Comprehensive Exercise Program (CEP) Overview, a document which established a new FEMA approach to the entire exercise program (see contract #2).

      - We authored the NCS National Telecommunications Management Reference Series (NTMRS) (REDBOOKS) which provides the only comprehensive collection of information describing key government and commercial telecommunication systems/networks (see contract #6).


                                       4-5

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

4.2   TITAN'S RELEVANT CORPORATE EXPERIENCE (REFERENCE SO-L-5.1.1)

      Exhibit 4.2-1 provides a summary of the contractual data for eight contracts that we have selected to demonstrate our stated corporate experience. A check of the references contained in Exhibit 4.2-1 will provide true relevancy to the fact that we have consistently maintained a solid track record for meeting schedule and completion dates while performing in a technically proficient manner. The following sections explain the nature of each contract SOW effort and its relationship to this SOW.

4.2.1 FAA NSEP PROGRAM (CONTRACT #1)

      Titan is currently supporting the FAA Emergency Operations Staff in providing disaster assistance training to national and regional FAA facilities. We have conducted nine sessions to date covering FAA regional offices located in Atlanta, Fort Worth, Boston, Seattle, Anchorage, Los Angeles, Kansas City, New York, and Chicago. The Atlanta, Fort Worth, New York, and Boston sessions were built around major hurricane disasters. The Los Angeles, Kansas City, Anchorage, and Seattle sessions were built around sizeable earthquake disasters. The Chicago session involved a technological hazard. Specific events focused on the actions necessary to maintain the safety of the airways, personnel, and facilities in the face of natural and technological disasters, and on the reconstitution of the National Airspace System in the face of a catastrophic disaster. Titan is also planning and coordinating seven additional exercises for 1995 to include the Technical Center, Aeronautical Center, and additional regional exercises.


                                      4-6

                                                                    [LOGO] TITAN

                          EXHIBIT 4.2-1. CONTRACT DATA

=========================================================================================================
  Contract Reference          Contracting Agency                 Contract Number         Dates/Location
    Number & Name               Name & Address                       and Type               of Work
=========================================================================================================
1. FAA NSEP Training       FAA Southern Region                    DTFA 06-91-D-30082     10/91-present
Exercise Program           (ASO-55N)                              FFP/TO                 Washington, D.C.
                           3400 Norman Berry Drive
                           East Point, GA
---------------------------------------------------------------------------------------------------------
2. FEMA Exercise           Federal Emergency Management Agency    EMW-92-C-3950          9/92-present
Support                    500 C Street, S.W.                     CPFF                   Washington, D.C.
                           Washington, D.C. 22472
---------------------------------------------------------------------------------------------------------
3. FEMA Team               Federal Emergency Management Agency    EMW-88-C-2770          9/88-12/91
Development and            500 C Street, S.W.                     CPFF                   Washington, D.C.
Operations Support         Washington, D.C. 22472                 EMW-91-C-3627          9/91-12/94
                                                                  CPFF                   Washington, D.C.
---------------------------------------------------------------------------------------------------------
4. FEMA Operational        Federal Emergency Management Agency    EMW-90-C-3395          9/90-9/94
Planning Support &         500 C Street, S.W.                     CPFF                   Washington, D.C.
Technical Assistance       Washington, D.C. 22472
---------------------------------------------------------------------------------------------------------
5. Chemical Stockpile      Federal Emergency Management Agency    EMW-92-C-3659          7/92-present
Emergency Preparedness     500 C Street, S.W.                     CPFF/LOE               Washington, D.C.
Program                    Washington, D.C. 22472
---------------------------------------------------------------------------------------------------------
6. NCS Operational Test    Booz @ Allen & Hamilton                DCA 100-84-C-0037      7/89-7/92
and Evaluation             3 Skyline Place Suite                  (Sub Contract #        Arlington, VA
                           303 5201 Leesburg Pike                 09003-229-N0918-86)
                           Falls Church, VA 22041                 CPAF
---------------------------------------------------------------------------------------------------------
7. FEMA Evaluation         Federal Emergency Management Agency    EMW-89-C-3115          9/89-3/92
Assessment Program         500 C Street, S.W.                     CPFF                   Washington, D.C.
Development &              Washington, D.C. 22472
Operation
---------------------------------------------------------------------------------------------------------
8. JCS Exercise Support    Systems Research & Applications        SRA-SC-419-001         10/88-9/93
                           2000 15th Street, North                CPFF                   Arlington, VA
                           Arlington, VA 22201
---------------------------------------------------------------------------------------------------------
9. FEMA Operations         Federal Emergency Management Agency    EMW-91-C-3704          9/91-present
Support SETA               500 C Street, S.W.                     CPFF                   Washington, D.C.
                           Washington, D.C. 22472
=========================================================================================================
=========================================================================================================
                                Contracting                                  %
                                 Officers                COTRs              Turn         Total
  Contract Reference           Name/Telephone        Name/Telephone       Over Per      Contract
    Number & Name                 Number                 Number             Year         Value
===================================================================================================
1. FAA NSEP Training         Ms. Marjorie Brooks     Mr. Tom Schneider         0%        [...***...]
Exercise Program             (404) 763-7337          (202)267-7775
---------------------------------------------------------------------------------------------------
2. FEMA Exercise             Ms. Lois Cleveland      Ms. Camel Cassidy       < 2%        [...***...]
Support                      (202) 646-3836          (202) 646-2652
---------------------------------------------------------------------------------------------------

3. FEMA Team                 Ms. Carol Eiben         Mr. Jeffery Glick       < 5%        [...***...]
Development and              (202) 646-3736          (202) 646-3023
Operations Support           Ms. Lois Cleveland      Mr. Russel Salter       < 5%        [...***...]

                             (202) 646-3836          (202) 646-3030
---------------------------------------------------------------------------------------------------
4. FEMA Operational          Mr. Greg Steigerwald    Mr. Dan Wilcox           0%         [...***...]

Planning Support &           (202) 646-3750          (202) 646-3798
Technical Assistance
---------------------------------------------------------------------------------------------------
5. Chemical Stockpile        Mr. Rich Liffridge      Mr. George Turner       < 5%        [...***...]

Emergency Preparedness       (202) 646-3751          (202) 646-4547
Program
---------------------------------------------------------------------------------------------------
6. NCS Operational Test      Ms. Robin Guthrie       Mr. John Joyce          < 2%        [...***...]

and Evaluation               (703) 951-4615          (703) 824-3800
---------------------------------------------------------------------------------------------------
7. FEMA Evaluation           Ms. Carol Elben         Mr. John Lynch          < 2%        [...***...]

Assessment Program           (202) 646-3736          (202) 646-2696
Development &
Operation
---------------------------------------------------------------------------------------------------
8. JCS Exercise Support      Ms. Linda Woolen        Mr. Gary Lindquist      < 2%         [...***...]

                             (703) 558-4723          (703) 558-7663
---------------------------------------------------------------------------------------------------
9. FEMA Operations           Mr. Greg Steigerwald    Mr. Robert Napoli       < 3%        [...***...]

Support SETA                 (202) 646-3750          (202) 646-3016
===================================================================================================

                                  [...***...]



                                      4-7

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

                       *CONFIDENTIAL TREATMENT REQUESTED

      Applicable technical services provided that are related to the SOW requirements are summarized below:

      - Titan prepares workplans and other project management tools, provides monthly progress reports, and meets (weekly) (periodically) with the FAA Project Officer. THESE SERVICES DIRECTLY RELATE TO PARAGRAPH 4 OF THE SOW (ACTIVITY REPORTS).

      - Titan has supported the FAA over the last three years in the preparation and conduct of the first series of FAA regional catastrophic disaster response table-top exercises throughout all nine FAA regions. THESE SERVICES DIRECTLY RELATE TO PARAGRAPH 5.2 OF THE SOW (TASK I).

      - Titan is currently assisting ADA-20 in planning for a FAA Headquarters exercise in 1995 involving external agencies. THESE SERVICES DIRECTLY RELATE TO PARAGRAPH 5.3 OF THE SOW (TASK II).

      - Titan has been involved in planning efforts to determine emergency functions within Headquarters FAA to support revisions of FAA Emergency Operations Plans. THESE SERVICES DIRECTLY RELATE TO PARAGRAPH 5.4 OF THE SOW (TASK III).

4.2.2 FEMA EXERCISE SUPPORT (CONTRACT #2)

      Titan is currently supporting FEMA and other Federal D/As in the planning, conduct and evaluation, and assessment of emergency management team exercises. We were involved in the National Disaster Medical System (NDMS) Exercise Open Arms in October 1992, and are currently providing exercise support to FEMA and other Federal D/A's participating in a wide variety of exercises including NATO Civil-Military, CJCS-Sponsored Mobilization and Mobility and Domestic Nuclear Terrorist events. The support involved development of exercise concepts


                                      4-8

                                                                    [LOGO] TITAN

and objectives, exercise scenarios, COSINs, MSELs, and the development of schedules culminating in a set of EXPLANs. Further exercise development included evaluation and data collection plans; data collection handbooks; identification of data collector and controller orientation and training requirements; data collection and assistance in exercise control during exercises; and post-exercise analysis and preparation of first impression reports, critique items for remedial action, and an overall exercise evaluation report. Services related to SOW requirements are summarized below:

      - Titan prepares work plans, monthly reports, and other project management tools. REFERENCE ACTIVITY REPORTS OF THE SOW.

      - Titan prepares a full range of exercise documentation; designs, conducts, and evaluates exercises; and provides personnel on site to act as controllers, evaluators, and data collectors. REFERENCE TASK I OF THE SOW.

      - Titan is currently providing training documentation and exercise support under its FEMA Exercise Support Contract to 26 Federal D/As (including the FAA) concerning mobilization and mobility and domestic nuclear terrorist events. REFERENCE TASK II OF THE SOW.

      - Titan has prepared or assisted in the preparation of the full range of documentation to operationally support FEMA and other Federal D/As, including the FEMA Comprehensive Exercise Program (CEP) Overviews. REFERENCE TASK III OF THE SOW.


                                      4-9

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

4.2.3 FEMA TEAM DEVELOPMENT AND OPERATIONS SUPPORT (CONTRACT #3)

      Titan supported FEMA in the implementation of D/A NSEP programs. This support included a full range of training services to almost all Federal D/A's, indoctrinating and preparing members of national and regional emergency management teams to implement their assigned tasks, and serving as the lead trainer for these teams. Support was provided for orientation and team-building activities, team training exercises, gaming exercises, table-top exercises, and simulation/workshops. Activities included curriculum design, materials selection, scheduling, and training. Since the inception of this contract, over 60 workshops/seminars were planned and conducted for the national and regional emergency management teams. Services related to SOW requirements are summarized below:

      - Titan provided monthly reports, work plans, other program management tools, and concept development. REFERENCE ACTIVITY REPORTS OF THE SOW.

      - Titan provided training support to FEMA's National Emergency Response Teams (ERT-Ns). REFERENCE TASK I OF THE SOW.

      - Titan reviewed exercise documentation, made recommendations on exercise design, provided on-site exercise evaluators, and produced after-action reports under this contract. Titan also designed, conducted, and evaluated over 60 seminars and workshops in support of FEMA. These seminars and workshops were conducted at the national and regional levels, and individual sessions have been attended by over 200 senior government officials. REFERENCE TASK I OF THE SOW.


                                      4-10

                                                                    [LOGO] TITAN

      - Titan has performed numerous requirements analyses, developed concepts, and produced concepts of operation and standard operating procedures under this contract. REFERENCE TASK III OF THE SOW.

4.2.4 FEMA OPERATIONAL PLANNING SUPPORT AND TECHNICAL ASSISTANCE (CONTRACT #4)

      Titan assisted FEMA, as coordinator for the civil emergency management community, in providing operational planning support to the National Security Emergency Preparedness (NSEP) Program and the Federal Government Continuity of Government (COG) Program. Planning support has resulted in a detailed operational knowledge of and close working relationship with each of the 26 Federal D/As. These plans address basic concepts of operations and operational requirements and procedures for the National Emergency Management Team and the Regional Emergency Management Teams. This support has provided an uncommon level of knowledge and expertise of the emergency management community from the perspective of the interface and interaction between and among the various civil D/As at the National level, as well as the interrelationships at the Federal, regional, and even State and local levels. Involvement has also included a comprehensive review of existing D/As plans as the basis for the development of NSEP and COG plans, the development of classified and unclassified plans, and secretarial support to a number of Federal interagency working groups, such as the Interagency Advisory Group (IAG). Titan supported FEMA and the rest of the civil D/A's in a total review and integration effort for comprehensive all-hazard preparedness response and recovery planning, as part of the Federal Response Plan (FRP) as a result of shifting priorities and a renewed emphasis on natural and technological disaster responses. Services related to SOW requirements are summarized below:


                                      4-11

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

      - Titan provided monthly reports, work plans, other program management tools. REFERENCE ACTIVITY REPORTS OF THE SOW.

      - Titan conducted an extensive review of Federal department and agency NSEP and COG plans and, in many cases, provided revised plans. REFERENCE TASK III OF THE SOW.

      - Titan conducted a comprehensive review of the FRP for FEMA as a result of the increased emphasis on natural and technological disasters. REFERENCE TASK III OF THE SOW.

4.2.5 CHEMICAL STOCKPILE EMERGENCY PREPAREDNESS PROGRAM (CSEPP) (CONTRACT #5)

      Exercise support for the CSEPP is a joint U.S. Army/FEMA effort to increase the capability of chemical surety installations and the surrounding communities to deal with a chemical accident or incident. It is a natural extension of FEMA's national emergency management responsibilities because FEMA is the Federal agency responsible for coordinating with State and local authorities in line with its responsibilities for coordination of local, State, and regional disaster responses to potential accidents at designated chemical weapons storage sites. Titan's support of CSEPP includes the design, development, conduct, and evaluation of table-tops; direction and control, and full-scale exercises for eight CONUS toxic chemical munitions storage sites, the immediate surrounding munitions storage sites, the immediate surrounding jurisdictions, and their State(s). Comprehensive exercises involve close coordination with Army and FEMA exercise co-directors and State and local emergency planners to develop exercise documentation such as the exercise plans (EXPLANs) and Control Staff Instructions (COSINs), exercise scenarios and initiating event, key events calendar, master scenario event


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lists (MSELs), implementers, and exercise reports (evaluation). Services related to SOW requirements are summarized below:

      - Titan prepares task order estimates, a work plan, and other program management tools, and provides monthly reports to the FEMA Project Officer/COTR. Status discussions are ongoing and meetings are conducted at the request of the Project Officer. REFERENCE ACTIVITY REPORTS OF THE SOW.

      - Titan supports CSEPP exercise planning meetings; prepares a full range of exercise documentation for the CSEPP community; designs, conducts, and evaluates exercises; and provides personnel on-site to act as controllers, evaluators, and/or data collectors. REFERENCE TASK I OF THE SOW.

      - The CSEPP community exercises are joint (U.S. Army-FEMA) by nature; however other Federal D/As, e.g., Army Corps of Engineers, Environmental Protection Agency, and USDA (at State and county level) are frequently involved. REFERENCE TASK II OF THE SOW.

      - Since the CSEPP exercises include the evaluation of community plans and procedures against CSEPP standards, Titan receives and reviews all of the jurisdictional (i.e., Army site, State, and City/County) plans during exercise design. During evaluation, feedback on planning strengths and weaknesses, with appropriate recommendations, are included. REFERENCE TASK III OF THE SOW.

4.2.6 NATIONAL COMMUNICATIONS SYSTEMS OPERATIONAL TEST AND EVALUATION (CONTRACT #6)

      Titan has provided communication planning and evaluation assistance to the Office of the Manager, National Communication Systems (OMNCS) for NSEP communications and automatic


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data systems. The support included a broad spectrum of tests, plans development, exercise execution assistance, data collection, near real-time feedback and post-exercise analysis, and evaluation/reporting. Titan provided support to the OMNCS in the development of the National Telecommunications Baseline used for NSEP exercises, engineering support for the National Telecommunications Coordination Network (NTCN), operational and exercise support for the National Telecommunications Management Structure (NTMS), and technical and administrative assistance to the OMNCS for Communications Operations Planners. Services related to SOW requirements are summarized below:

      - Titan participated in concept development, developed work plans and other program management tools such as PERT charts, and produced monthly reports. REFERENCE ACTIVITY REPORTS OF THE SOW.

      - For NCS participation in external exercises, Titan determined exercise telecommunications status; prepared exercise themes and issues, MSELs, and implementers; participated in the evaluation of exercises; and prepared exercise evaluation reports. Titan also assisted the NCS in coordinating exercise documentation with the NCS members using standard techniques; e.g., meetings, structured presentations, and document review cycles. REFERENCE TASK II OF THE SOW.

      - Titan provided detailed evaluations of major exercises under this contract. Products included evaluation plans, quick look reports, and evaluation reports. These documents served as the basis for Titan's revision of a number of NCS Operational Plans and SOPs. REFERENCE TASK III OF THE SOW.

      - Titan began the authorship, under this contract, of the NCS's National Telecommunications Management Reference Series (NTMRS) (REDBOOKS)


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                                                                    [LOGO] TITAN

            which provides the only comprehensive collection of information describing key government and commercial telecommunications system/networks. REFERENCE TASK III OF THE SOW.

4.2.7 FEMA EVALUATION AND ASSESSMENT PROGRAM DEVELOPMENT AND OPERATION (CONTRACT #7)

      Titan assisted FEMA in executing its responsibilities to provide technical and operational support and financial assistance to State and local governments to maintain/improve their emergency response capabilities. Inherent in this effort was the: 1) initiation of specific evaluation and assessment processes for State and local programs, 2) development of a structured and integrated State and local exercise activity. The latter effort included the planning, conduct, and evaluation of civil exercise 1990 (CIVEX-90), a major Office of Civil Defense exercise that included Federal Departments and Agencies, FEMA Headquarters and Regions, approximately 20 States, and several hundred local governments. A major portion of the evaluation addressed the effects of FEMA programs on State and local government readiness. Program managers at National and regional level, and emergency management/response supervisors at State and local level were interviewed, and State and local emergency response plans and programs were reviewed. The overall objective of this program was to assist management and decision makers to meet long-range objectives and sustain current and future improvements to State and local all-hazard response readiness. Services related to SOW requirements are summarized below:

      - Titan participated in programmatic and exercise concept development, developed a work plan, produced monthly reports, and participated in periodic coordination


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

            conferences with the FEMA Project Officer (COTR) and Task points-of-contract. REFERENCE ACTIVITY REPORTS OF THE SOW.

      - Titan developed CIVEX-90 as an internal Civil Defense exercise for State and local governments. Titan developed an EXPLAN, MSEL and implementers for inject at the national, regional, and State level; Titan controllers/evaluators were provided at the national and regional levels and instructions were prepared for them and regional controllers/evaluators at State level; Titan observers were also sent to selected States. Titan prepared a "quick-look" and draft and final evaluation report. REFERENCE TASK I OF THE SOW.

      - Since the original concept for CIVEX-90 called for it to be conducted in conjunction with a JCS exercise and a Federal Civil Agency NSEP exercise, much of the preliminary exercise design effort focused on integrating CIVEX-90 requirements into the other two exercise efforts. When these other two exercises were cancelled, Titan's effort shifted to replacing the players from these exercises with a response cell. In addition, several Regions and States had unique requirements that Titan integrated into CIVEX-90. REFERENCE TASK II OF THE SOW.

      - Titan's activity provided significant insight into problems faced by local, State, regional, and national managers of emergency response capabilities; local and State responders in planning for and responding to actual emergencies; and the problems faced by the 3,500 local governments. Recommendations were provided to the FEMA COTR for application to existing assistance programs and development of a comprehensive State and local exercise program. REFERENCE TASK III OF THE SOW.


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                                                                    [LOGO] TITAN

4.2.8 JCS EXERCISE SUPPORT (CONTRACT #8)

      As a subcontractor to the Systems Research and Applications Corporation, Titan provided technical support to the JCS Exercise Evaluation Program. This contract served various elements of the Joint Staff, including the Operations Directorate; the Logistics Directorate; the Command, Control and Communications Directorate; and the Operational Plans and Interoperability Directorate.

      Technical tasks performed during the contract consisted of the review, preparation, and publication of exercise-related documents which were used to prepared JCS-sponsored command post exercises. Additional tasks required the design and planning of exercise events, data collection, and post-exercise evaluation. Documents produced for pre-exercise planning included: 1) a concept and objectives report, 2) a preliminary evaluation plan, and 3) a system description review. In addition, objectives and events control matrices were developed for the Logistics and Joint Exercise and Training Directorates, and a MSEL compiled. Other deliverables included the evaluation and data collection plan, data collection handbook, a senior player briefing, player lesson plans, and data collection lesson plan and training package, and evaluation reports.

      This contract also involved the use of the Joint Universal Lessons Learned System (JULLS). The JULLS effort required the review of a raw data based containing over 6,000 files dealing with "lessons learned" from military operations and exercise events. Services related to SOW requirements are summarized below:


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

      - Titan prepared work plans, monthly reports, and other program management tasks. REFERENCE ACTIVITY REPORTS OF THE SOW.

      - Titan prepared a full range of exercise documentation; supported the design, conduct, and evaluation of exercises; and provided personnel on-site to act as controllers, data collectors, and evaluators. REFERENCE TASK I OF THE SOW.

      - Titan prepared the Joint Mission Essential Task List for the Joint Staff. Titan also conducted a review of the JULLS raw database to revise and update entries and make them useful to action officers and planners at all command levels. REFERENCE TASK III OF THE SOW.

4.2.9 FEMA OPERATIONS SUPPORT SETA (CONTRACT #9)

      Titan has supported FEMA's Operations Support Directorate in the areas of emergency management information processing systems and the exchange of data and map products among the various elements of the emergency management community. This SETA support has involved the compilation of a requirements baseline; identification of computer software configuration items, development of a software architecture; development of a multi-mission all-hazard concept document; hardware and software design; and development of an image capture, enhancement, and display system in both transportable and portable configurations. Titan also developed utilities to assist in the registration of over 100 databases maintained by the Federal Departments and Agencies; prepared operating procedures and interface control documents; prepared strategic plans incorporating evolving technology; and developed an automation support concept of operations including identifying the software, hardware, and telecommunications required for an effective exchange of data map and products. The concept of operations also


                                      4-18
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                                                                    [LOGO] TITAN

identified the models, support tools, and databases available to the emergency management community at State, regional, and national levels. Services related to SOW requirements are summarized below:

      - Titan prepares the project work plan and, monthly progress reports and conducts periodic program management reviews for the FEMA Project Officer. REFERENCE ACTIVITY REPORTS OF THE SOW.

      - Titan has supported FEMA in the preparation of software, registration of databases, and training of participants for all-hazard exercises. Titan is also developing a training plan for the FEMA managers and operators of a database management system. REFERENCE TASK I OF THE SOW.

      - Titan is currently involved in the development of an implementation plan for the automation support concept of operations. This plan identifies the computer products to be exchanged between the emergency support functions (ESFs) at the Emergency Information and Coordination Center (EICC) and the ESFs at the Disaster Field Office
            (DFO).

      - Titan has prepared a variety of documents including planning documents, requirements documents, five-year plans, communications architectures, alternatives analyses, interface control documents, concepts of operations, procedures handbooks, and technical papers.

      - Titan has also conducted a thorough review of the Federal Response Plan (FRP) and the ESF#5 Operating Procedures to assist in the identification of automation support and telecommunications requirements. REFERENCE TASK III OF THE SOW FOR ALL POINTS.


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                                                                    [LOGO] TITAN

                     5.0 CORPORATE FACILITIES AND RESOURCES

      TITAN HAS VAST EXPERIENCE IN OPERATIONS/EMERGENCY RESPONSE PLANNING AND EXERCISE, DESIGN, CONDUCT, AND EVALUATION. WE HAVE MODERN FACILITIES WITH ADEQUATE WORKING AND MEETING SPACE IN CLOSE PROXIMITY TO THE FAA HEADQUARTERS AND NUMEROUS OFFICES AT KEY LOCATIONS THROUGHOUT THE UNITED STATES.

      Titan Systems, Inc. was founded in May 1981. The Titan Corporation was formed in the summer of 1985 by the merger of the then Titan Systems, Inc. with Electronic Memories and Magnetics Corporation. The merged companies became the Titan Corporation. Titan currently has revenues of approximately $150 million a year and employs over 950 people. It is a publicly owned corporation traded on the New York Stock Exchange. The Titan Corporation is structured into the four main operating entities and three independent operating organizations shown in
Exhibit 5.0-1.

                       EXHIBIT 5.0-1 THE TITAN CORPORATION

--------------------------------------------------------------------------------

                          ----------------------------
                                    GENE RAY
                                    PRESIDENT

                                    ED KNAUF
                            EXECUTIVE VICE PRESIDENT
                          ----------------------------
                                        |
                                        |
                                        |
        --------------                  |               ---------------
             CFO        ----------------|-------------  GENERAL COUNSEL
          ROGER HAY                     |                MARSH NELSON
        --------------                  |               ---------------
                                        |
       ------------------------------------------------------------------
       |                    |           |         |                      |
-----------------      ------------     |   --------------     --------------
  INFORMATION            LINKABIT       |      SYSTEMS            APPLIED
    SYSTEMS                             |                       TECHNOLOGIES
-----------------      -------------    |   --------------     --------------
  FRED JUDGE             RON GORDA      |    NEIL HENSEL        STEVE MEYER
-----------------      -------------    |   --------------     --------------
                                        |
                                        |
                    ------------------------------------------
                    |                   |                     |
              -------------       --------------      ----------------
               ELECTRONICS         ENVIRONMENTAL        RESEARCH &
                                                       TECHNOLOGIES
              -------------       --------------      ----------------
               ROGER ROWE         PAUL KAUFMANN        KEN KREYENHAGEN
              -------------       --------------      ----------------

--------------------------------------------------------------------------------


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

5.1 TITAN SYSTEMS GROUP

      Support to the FAA's Emergency Operations Program will be performed by the Titan Systems Group, principally at the Reston, Virginia, facility. Titan Systems Group focuses on providing hardware, software, and technical support services to our clients, most of whom are Federal departments and agencies in the Washington, D.C. area. This group also provides extensive intelligence, test and evaluation, training, and exercise support to various government customers. Titan's Systems Group operating organizations are shown in Exhibit 5.1-1. The four operations that comprise the group are summarized below.

                        EXHIBIT 5.1-1 TITAN SYSTEMS GROUP

--------------------------------------------------------------------------------

                              --------------------
                                  NEIL HENSEL

                                   PRESIDENT
                              --------------------
                                        |
                                        |
                                        |-----------------------
                                        |                       |
                                        |                       |
                                        |              -------------------------
                                        |               FINANCE, ADMINISTRATION
                                        |                     & CONTRACTS
                                        |
                                        |                    ALLAN SHURE
                                        |              -------------------------
                                        |
        -------------------------------------------------------------
        |                    |                    |                  |
  ----------------     --------------        -------------     -------------
     EMERGENCY
     MANAGEMENT           FEDERAL               SYSTEMS          TECHNOLOGY
      SYSTEMS             SYSTEMS             INTEGRATION       APPLICATIONS
  ----------------     --------------        -------------     -------------
   PAUL CARLSON         MIKE WALKER           BOB JOSEPH        GARY GLASER
      EVP/GM              SR VP/GM             SR VP/GM           SR VP/GM
  ----------------     --------------        -------------     -------------

--------------------------------------------------------------------------------

Emergency Management Systems. This organization, which currently supports the FAA NSEP Program, provides an extensive experience base and capability for preparing, training, and exercising teams for a full range of emergency operations and crisis management situations for government and commercial agencies. The organization is structured to meet the increasing


                                      5-2
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                                                                    [LOGO] TITAN

requirements both in the government and the commercial sector to deal with catastrophic disasters and crisis situations, whether they be natural or technological or in reaction to a national security emergency. The organization provides a "full service" approach which includes support for all aspects of planning, training, exercising, and evaluating a wide variety of exercises, games, simulations, and table-tops designed to meet specific customer requirements. Its staff has extensive experience in providing communications reference documents and database development in support of emergency operations, crisis management exercises, and in-depth test and evaluation functions for a wide range of national emergency communication systems.

      Specific experience of this Group includes: development of plans and procedures; design, development, conduct, and evaluation of a wide range of exercises; emergency operations center activation and functions; development and conduct of training programs; systems architecture design and database management; public information gathering and dissemination; and all-hazards assessments.

FEDERAL SYSTEMS. The focus of Federal Systems is toward the development of specialized information technology products for government and industry applications, particularly in the areas of weather-related systems, environmental services, Automation and System engineering for the FAA, and information management and communications. Federal Systems specializes in the application of object oriented design techniques to provide low-cost near-term technical solutions in multimedia that demonstrate high return on investment for clients. Its staff also perform technical engineering, acquisition, and operational support services for government and commercial customers. Current product lines include multimedia training aides, decision support systems, and hypermedia reference and handbook documentation.


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

SYSTEMS INTEGRATION. The Systems Integration organization is focused on providing state-of-the-art systems solutions to satisfy requirements for telecommunications and information processing capabilities. These systems range in size from single Very Small Aperture Terminals (VSATs) for satellite communications to complete national and international networks. This organization can provide component equipment or fully integrated systems that include satellite earth stations, PABX's, paging systems, wireless networks, and encryption products, as well as local and wide area voice/data/video networks.

TECHNOLOGY APPLICATIONS. This organization performs systems engineering, software development and configuration management, requirements analysis and provides support to system architecture development and associated system specifications, primarily for the intelligence community and the Department of Defense. Its primary areas of work are in information support to military operations, security systems evaluations, and test and evaluation and architecture assessment for the Ballistic Missile Defense Organization. Its staff also perform analyses and software development related to the exploitation of communications and intelligence related programs.

5.2 COMPANY RESOURCES (REFERENCE SOW PARAGRAPH 9.1)

      Titan is a multi-disciplined high technology organization that places great emphasis on the educational background of its technical staff. Our broad range of services and products is a direct result of personnel skills which range from basic to applied research, conceptual to engineering design, and prototype fabrication to production models. The Titan staff currently includes over 950 employees, most of whom have degrees and implementing skills in the


                                      5-4
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                                                                    [LOGO] TITAN

physical sciences, engineering, and computer science fields. Titan scientists, engineers, and technical specialists serve clients in the fields of: C41 systems; defense and space systems; exercise, test, evaluation, and training; expert systems and software; computer engineering and modeling; communications planning and engineering; secure video teleconferencing and communications networking; electro-optical instrumentation; pulsed power; advanced ordnance; electronic products; and earth-based satellite communications systems. Within Titan Systems, 90 personnel have security clearances at the SECRET level or higher. No person will be assigned to this program who does not possess a SECRET clearance.

      The Titan Corporation has an exceptional corporate resource pool of amply qualified personnel to meet any contingency envisioned within the requirements of this procurement. In Section 3.0, a number of personnel were specifically earmarked to meet unforeseen requirements; however, equally qualified additional personnel could be provided, if conditions so require. Our capability to matrix manage personnel has been frequently demonstrated in past contract performance and has permitted temporary assignment of personnel throughout the continental United States and overseas to meet clients' requirements. This capability will likewise permit our proposed team to adjust to meet heavy workloads, ensure attainment of milestones, and assure that we maintain our outstanding record of meeting delivery schedules on or ahead of time. It is this corporate resource capability, in part, that sets Titan apart from others in its capability to respond to its clients needs and timelines.


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

5.3 FACILITIES (REFERENCE SOW PARAGRAPH 8.2)

      Titan Systems Group offices are located at 1900 Campus Commons Drive, Reston, Virginia. The office is adjacent to the Dulles Toll Road at Wiehle Avenue and has easy access to government offices throughout the Metropolitan Washington, D.C., area. Its modern 93,000 square foot office building offers a shielded enclosure; an administrative center; work processing and graphics services; and ample office and conference areas that frequently support a variety of customer demonstrations, training sessions, and briefings. Approximately 200 employees, supporting government and industry programs, currently work in this facility.

      Access to Titan facilities is controlled on a 24-hour-a-day basis by badges, keys, and keypads. Visitor control procedures and all badging requirements (for employees as well as for visitors) are performed by the receptionist. All visitors are properly badged and are escorted unless fully cleared for the areas they will be visiting.

      The Titan Administrative Center has overall responsibility for contracting, accounting, and general facilities support. Titan's senior contracts management staff members are experienced in all levels of contract negotiation, resolution of contractual issues, and contract status reporting. They works closely with government and industry contracting officials and program managers. Contracting management personnel also work directly with the purchasing department to ensure that all procurements comply with Federal Acquisition Regulations and adhere to contract-specific procedures.


                                      5-6
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                                                                    [LOGO] TITAN

      Titan's facilities staff provides hands-on management of day-to-day operations, including provision for various levels of customer meetings and training sessions hosted in the Titan facility. In the past, this has proved beneficial to the government in that conferences and meetings have been arranged and supported in Titan facilities. Ample space is available for catered working luncheons, security processing, and overnight document storage. The Titan building has a large, open parking area and is in close proximity to hotels and restaurants for out-of-town attendees. There is easy access to Titan from downtown Washington, D.C., and National and Dulles Airports.

      Titan utilizes various personal computers (PCs) in preparing draft and working paper products. As is the case in many organizations, typing can become the "choke point" in the documentation production cycle. The availability of PCs for the project staff's use significantly reduces the possibility of production delays at Titan and allows the managers to more closely monitor the workload and priorities of the clerical support.

      Titan's staff has years of experience in delivering professional quality documentation to customers, whether the product is a training manual, briefing viewgraphs, or a technical publication. The staff is supported by high speed Xerox 1090, 1065, and 1025 copiers. Each copier is equipped with a full range of sorting, feeding, reducing, and stacking features. These large-scale copiers are supplemented by several mid-size copiers strategically located throughout the Titan facility. Dedicated GBC binding equipment is located in one copier center immediately adjacent to the project suite of offices and inside the DIS-certified facility to facilitate a secure, rapid, and complete production cycle. Titan has both classified and unclassified facsimile machines.


                                      5-7

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

5.4 SECURITY (REFERENCE SOW PARAGRAPH 3)

      The Titan facility security team is headed by Mr. Rick Wilmoth, Facility Security Officer. He will provide security services to this contract. Mr. Wilmoth is responsible for the Titan facility security operation at the Reston facility. The facility security staff consists of three members, two assigned to the collateral area and one to the Special Compartmented Information (SCI) area. Each of the specialists is fully qualified in industrial and government security procedures.

      The Titan Reston, Virginia, facility has a TOP SECRET facility clearance with TOP SECRET storage capability. Inside this facility, there are several areas which contain classified document storage rooms equipped with electronic security alarm systems. Within these storage rooms, there are government-approved Mosler Class 6 security storage containers for safekeeping of material up to and including TOP SECRET. Titan has several Automated Information Systems (AIS) processing rooms in the facility for processing classified information up to and including TOP SECRET. The facility is also equipped with several conference rooms which have been constructed to meet strict sound attenuation guidelines for classified discussions. Access to the facility is controlled through a Hirsch Access Control System.

      For secure communications, in addition to a classified facsimile machine, there are four government-owned STU IIIs and seven Titan-owned STU IIIs installed in the Reston classified work areas that will be available to support this effort.


                                      5-8
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                                                                    [LOGO] TITAN

      Physical, document, and personnel security are provided for in accordance with specific guidance/security documentation provided by the government and the Titan Security Standard Practices and Procedures (SPP) Manual. Titan currently has accredited SCI facilities, an active Defense Courier Service account, an active COMSEC account, and an AIS security program; all of which have been approved and certified by the Defense Investigative Service (DIS). One can see that our security capabilities exceed the requirements of this contract. In doing so, they provide for any security-related contingency that might arise.

5.4.1 TITAN SECURITY PROCEDURES

      All employees receive entry indoctrination and continuing training on security. The Titan SPP and policies are briefly described below:

      - Controls are in place to protect classified data and to maintain the integrity and security of proprietary data acquired from other contracts. These controls comply with the security requirements set forth in the DoD Security Agreement (DD Form 441), the DoD Industrial Security Manual (ISM) (DoD 5220.22M), and those specified for any specific classified contract by the appropriate contract security classification specification (DD Form 254). They will be amended as necessary to reflect any future revisions or changes to the ISM.

      - Public or other release of classified information or unclassified information is governed by user agency guidance, the ISM, and the strict Titan policy of formal review of all documents to be released outside the company. All such documents are thoroughly reviewed by Titan's technical management and security staff and,


                                      5-9

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

            as appropriate, by the concerned government and user agencies prior to external release.

      - The Titan Reston, Virginia, SPP contains the standard procedures for the security program Titan uses to safeguard government-furnished and contractor-developed classified material prepared in conjunction with a contract. The local DIS cognizant security office has approved the Titan SPP.

      For this contract all contractor personnel working on the contract shall have a SECRET clearance. Contract performance involving classified information will not be initiated until we receive in writing from the Contracting Officer after coordination with the Civil Aviation Security Division the designated personnel and authorized facilities for performance of classified work.

5.4.2 HANDLING OF CLASSIFIED INFORMATION

      Upon receipt of the DD Form 254, the Facility Security Officer for the Titan Reston, Virginia, facility will review the form for specific requirements, such as controlled work areas or special accesses. The Facility Security Officer will discuss these security needs with the Project Manager to ensure that all DD Form 254 classification requirements are clearly understood. The Project Manager and project staff will, with the assistance of the security staff, review the classification of all project-generated classified material.

      Classified material received or originated at Titan for this project will be directed to the Document Control Center, entered into the automated document control database, and made


                                      5-10
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                                                                    [LOGO] TITAN

available only to appropriately cleared personnel who have a "need-to-know" requirement to access the information. The Titan Document Control Center utilizes a Security Management System database which contains all document, personnel, facility, and visitor information.

      Classified material, up to and including TOP SECRET, that has been marked for destruction is placed into a disintegrator approved by DIS and destroyed by a cleared Titan employee and a cleared witness. Destruction certificates are filed for the period of time prescribed in the ISM or other appropriate government security guidance.

      Titan has reproduction facilities which are approved by DIS for the reproduction of classified material up to and including TOP SECRET.


                                      5-11

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

                                                                    [LOGO] TITAN

                        ANNEX A - TABLE OF ABBREVIATIONS

AAL                Alaska Region, FAA
ACE                Central Region, FAA
ADP                Automated Data Processing
AEA                Eastern Region, FAA
AFS                Flight Standards Service
AGL                Great Lakes Region, FAA
AIS                Automated Information Systems
ANE                New England Region, FAA
ANM                Northwest-Mountain Region, FAA
ARTCC              Air Route Traffic Control Center
ASO                Southern Region, FAA
ASW                Southwest Region, FAA
ATSC               Air Traffic Service Cell
ATCT               Air Traffic Control Tower
AWIS               Army Worldwide Command and Control Information
AWP                Western-Pacific Region, FAA

BMDO               Ballistic Missile Defense Organization

C2                 command and control
C3                 command, control, and communications
C3I                command, control, communications, and intelligence
C4I                command, control, communications, computers, and intelligence
CATSS              Computer-Assisted Training Support System
CCST               Contingency Communications Support Team
CD-ROM             Compact Disc - Read Only Memory
CDRG               Catastrophic Disaster Response Group
CENTCOM            U.S. Central Command
CEP                Comprehensive Exercise Program
CFE                Conventional Armed Forces in Europe
CFG                Communications Functional Group
CIMEX              Civil-Military Exercise
CIVEX              Civil Exercise
CJCS               Chairman, Joint Chiefs of Staff
CMC                Crisis Management Center
CMX                Crisis Management Exercise
CNN                Cable News Network
CODIS              Continuity of Defense Intelligence System
COG                Continuity of Government
COMSEC             Communications Security
CONOPS             Concept of Operations
CONUS              Continental United States
COOP               Continuity of Operations Plan
COSIN              Control Staff Instructions
COTR               Contracting Officer's Technical Representative

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

CPX                Command Post Exercise
CRG                Crisis Response Group
CRS                Crisis Response System
CRSG               Crisis Response Steering Group
CRWG               Crisis Response Working Group
CSEPP              Chemical Stockpile Emergency Preparedness Program

D/As               Departments and Agencies
DCA                Defense Communications Agency (now DISA)
DELTEK             a management information system
DIA                Defense Intelligence Agency
DIS                Defense Investigative Service
DISA               Defense Information Systems Agency (formerly DCA)
DOD                Department of Defense
DOE                Department of Energy
DOJ                Department of Justice
DOT                Department of Transportation
DOT-EO             Department of Transportation Emergency Organization
DPC                Domestic Policy Council

EMS                Emergency Management System(s); emergency medical system
EMT                Emergency Management Team
ENDEX              End of the Exercise
EO                 Emergency Organization
EOC                Emergency Operations Center; Emergency Operating Center
EOP                Emergency Operations Program; Emergency Operations Plan
EPA                Environmental Protection Agency
ERT                Emergency Response Team
ERT-N              National Emergency Response Team
ESF                Emergency Support Function
EST                Emergency Support Team
EVALPLAN           Evaluation Plan
EXPLAN             Exercise Plan

FAA                Federal Aviation Administration
FBI                Federal Bureau of Investigation
FCO                Federal Coordinating Officer
FEMA               Federal Emergency Management Agency
FHWA               Federal Highway Administration (DOT)
FPC                Federal Preparedness Circular
FRERP              Federal Radiological Emergency Response Plan
FRP                Federal Response Plan
FSDOS              Flight Standards District Office
FSE                Full-Scale Exercise
FSS                Flight Service Station

                                                                    [LOGO] TITAN

GETS          Government Emergency Telecommunications Service
GSA           General Services Administration

HAZMAT        Hazardous Material; Hazardous Materiels
HHS           Department of Health and Human Services
HILEX         High Level Exercise
Hq            headquarters
HQ            Headquarters
HQDA          Headquarters, Department of the Army

IAG           Interagency Advisory Group
INS           Immigration and Naturalization Service
ISM           Industrial Security Manual

JCS           Joint Chiefs of Staff
JULLS         Joint Universal Lessons Learned System

MIEP          Mass Immigration Emergency Plan
MSEL          Master Scenario Events List

NAS           National Airspace System
NATO          North Atlantic Treaty Organization
NCP           National (Oil and Hazardous Substances Pollution) Contingency Plan
NCS           National Communications System
NDER          National Defense Executive Reserve
NDMS          National Disaster Medical System
NEMT          National Emergency Management Team
NPES          Nuclear Planning and Execution System
NRC           Nuclear Regulatory Commission
NSC           National Security Council
NSEC          National System for Emergency Coordination
NSEP          National Security Emergency Preparedness
NSNF          Non-Strategic Nuclear Force
NTCN          National Telecommunications Coordination Network
NTMRS         National Telecommunications Management Reference Series
NTMS          National Telecommunications Management Structure

OCD           Office of Civil Defense
OET           Office of Emergency Transportation
OJCS          Organization of the Joint Chiefs of Staff
OMNCS         Office of the Manager, National Communication Systems
OPLAN         Operations Plan
OSD           Office of the Secretary of Defense
OSTP          Office of Science and Technology Policy

PC            personal computer
PCC           Policy Coordinating Committee

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

PL                 Public Law
PAO                Public Affairs Office(r)

REMT               Regional Emergency Management Team
RETCO              Regional Emergency Transportation Coordinator
RETREP             Regional Emergency Transportation Representative
RFP                Request for Proposal

SAC                Space Applications Corporation
SCI                Special Compartmented Information
SECON              Security Condition
SETA               System Engineering/Technical Assistance
SITREP             Situation Report
SOP                Standard Operating Procedure; Standing Operating Procedure
SOW                Statement of Work
SPC                Systems Planning Corporation
SPP                Standard Practices and Procedures
STARTEX            Start of the Exercise

T&E                Test and Evaluation
TACE               technical analysis and cost estimate
TASC               The Analytical Sciences Corporation
Treas              Department of Treasury
TV                 television

U.S.               United States
USCENTCOM          United States Central Command
USCG               United States Coast Guard
USDA               Department of Agriculture
USPACOM            United States Pacific Command

VIP                Very Important Person
VSAT               Very Small Aperture Terminals

WBS                Work Breakdown Structure
WINTEX             Winter Exercise

                                                                    [LOGO] TITAN

                           ANNEX B - COMPLIANCE MATRIX

      To assure our compliance with the requirements of this procurement, we have constructed the following matrix. The matrix cross references the sections of our proposal with the requirements stated in the solicitation/request for proposal (RFP), including the evaluation criteria and SOW.

                                COMPLIANCE MATRIX

===================================================================================================================
                                                                                                    Proposal
                    Stated Requirements                                      Source/Para.          Section No.
                    -------------------                                      ------------          -----------
-------------------------------------------------------------------------------------------------------------------
Details of offerer's capabilities demonstrate understanding of
requirement.                                                                    SO-L-3b                2.0
-------------------------------------------------------------------------------------------------------------------
Proposal Presentation:
      -     Technical Proposal shall include Table of Abbreviations             SO-L-4b               Annex A
      -     Double-Spaced Text, printed on both sides                           SO-L-4b                Vol 1
      -     Technical Proposal Table of Contents                                SO-L-4d               pp i-iv
      -     Technical proposal limit: 4 Copies; 200 pages each                  SO-L-4e            Vol I (198 pp)
      -     Cost Proposal Limit: 4 Copies; no page limit.                       SO-L-4e                Vol II
-------------------------------------------------------------------------------------------------------------------
Technical Proposal Format and Contents:                                        SO-L-5.1
      -     Offerer discussion of evaluation criteria                                                    2.3
      -     Offerer's understanding of solicitation requirement                                          2.1
      -     Offerer's understanding of the work to be undertaken                                         2.2
      -     Offerer's understanding of the scope of requirements                                     2.2, 2.4-2.7
      -     Offerer's demonstration of capabilities to perform                                      3.0, 4.0, 5.0
      -     Proposal cross reference to SOW                                                         Vol I, Annex B
-------------------------------------------------------------------------------------------------------------------
Relevant Experience (Criterion 1):                                             SO-L-5.1.1
      -     Relevant prior and current related experience                                          2.3.1, 4.1, 4.2
      -     Verifiable evidence demonstrating record for meeting schedule                              4.1, 4.2
            and completion dates for similar services
      -     Subcontractor record                                                                        N/A
-------------------------------------------------------------------------------------------------------------------
Key Personnel (Criterion 2)                                                    SO-L-5.1.2
      -     Quality and pertinence of experience and qualifications of                            2.3.2, 3.1, 3.1.1
            staff proposed                                                                            3.1.4, 3.2
      -     Identification/qualifications of proposed Project Manager                               2.3.2, 3.1.1,
      -     Proposed participation of corporate officer/leaders                                       3.1.4, 3.2
                                                                                                  2.3.2, 3.0, 3.1.5
-------------------------------------------------------------------------------------------------------------------

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

=======================================================================================================================
                                                                                                       Proposal
                    Stated Requirements                                         Source/Para.          Section No.
                    -------------------                                         ------------          -----------
-----------------------------------------------------------------------------------------------------------------------
Specific Technical Knowledge and Abilities (Criterion 3)                       SO-L-5.1.3 and
      -     Extent of knowledge and understanding of Federal Response            Amend 0001        2.1.3, 2.3.1, 4.2
            Plan
      -     Extent and source of knowledge and understanding of FAA                                  2.1.2, 2.3.1,
            Order 1900.1E, FAA Emergency Operations Plan                                                 4.2.1
      -     Extent and source of knowledge and understanding of problems
            faced by local, State, and Federal responders to major disasters                        2.3.3, 4.1, 4.2
      -     Evidence of experience and ability in producing clear, concise,
            and technically accurate written materials and graphics                                 2.3.3, 4.1, 4.2,
                                                                                                          Vol I
-----------------------------------------------------------------------------------------------------------------------
Cost Proposal/Rates.                                                              SO-L-5.2               Vol II
-----------------------------------------------------------------------------------------------------------------------
EVALUATION CRITERIA

Criterion 1 - Relevant Experience                                                  SO-M-5
      -     Experience, knowledge and ability to perform SOW activities                             2.0, 3.0, 4.0
      -     Nature of past work performed, relevance, extent of completing
            and overall performance                                                                 2.3.1, 4.1, 4.2
      -     Number and complexity, variety and scope of recent corporate
            projects                                                                                2.3.1, 4.1, 4.2
-----------------------------------------------------------------------------------------------------------------------
Criterion 2 - Key Personnel                                                        SO-M-5
      -     Quality and relevance of expertise and experience of key staff                           2.2, 2.3.2, 3.1,
            members proposed.                                                                           3.1.4, 3.2
      -     Relevant expertise and experience of proposed project manager.                              2.2, 2.3.2,
                                                                                                        3.1.4, 3.2
      -     Proposed participation of corporate leadership in performance of                         2.3.2, 3.0, 3.1.5
            tasks.
-----------------------------------------------------------------------------------------------------------------------
Criterion 3 - Specific Technical Knowledge and Abilities                           SO-M-5
      -     Knowledge and understanding of the FRP and FAA Order l900.1E,                             2.1.2-3, 2.3.1,
            FAA Emergency Operations Plan.                                                                  4.2.1
      -     Knowledge and understanding of the problems faced by local,                               2.3.3, 4.1, 4.2
            State, and Federal responders resulting from a major disaster.
      -     Ability to produce clear, concise, and technically accurate                               2.3.3, 4.1, 4.2,
            written materials and graphics.                                                                 Vol I
-----------------------------------------------------------------------------------------------------------------------
SECURITY REQUIREMENTS

      -     The contractor's personnel and facilities shall meet the FAA           SOW 3.1                   5.4
            security requirements based on the terms and conditions of the contract.
      -     All contractor personnel working on this contract                                         3.1.3, 5.2, 5.4.1
            shall have a SECRET clearance.
-----------------------------------------------------------------------------------------------------------------------
Contract performance involving classified information is restricted to             SOW 3.2                  5.4.1
those facilities and personnel designated by Contracting Officer.
-----------------------------------------------------------------------------------------------------------------------
The contractor shall safeguard all classified material and shall provide           SOW 3.2                  5.4.1
and maintain a system of security controls within its organization in accordance with the requirements of: 1) the Department of Defense
Security Agreement (DD Form 441), 2) the Industrial Security Manual
(ISM) (Attachment to DD Form 441), and 3) any future revisions or changes to the ISM.
-----------------------------------------------------------------------------------------------------------------------

                                                                    [LOGO] TITAN

=======================================================================================================================
                                                                                                       Proposal
                    Stated Requirements                                         Source/Para.          Section No.
                    -------------------                                         ------------          -----------
-----------------------------------------------------------------------------------------------------------------------
      -     Contractor employees assigned to the project shall possess            SOW 9.1           3.1.3, 5.2, 5.4.1
            a SECRET security clearance.

      -     The contractor shall maintain a facility approved for the use and                             5.4
            storage of SECRET material.
-----------------------------------------------------------------------------------------------------------------------
ACTIVITY REPORTS

      -     The contractor shall discuss the status of the project weekly         SOW 4                  3.4.4
            with the Contracting Officer's Technical Representative
            (COTR). These discussions will stree the status of the work.
      -     A monthly letter report will be submitted. This monthly report                               3.4.4
            will describe the progress of each task and a breakdown of expenditures.
-----------------------------------------------------------------------------------------------------------------------
TASKS

Task I. Develop and provide technical services in support of internal            SOW 5.2                  2.5
FAA exercises.
-----------------------------------------------------------------------------------------------------------------------
Task II. Develop and provide technical services in support of FAA                SOW 5.3                  2.6
participation in exercises involving external agencies.
-----------------------------------------------------------------------------------------------------------------------
Task III. Provide technical services in support of Headquarters and              SOW 5.4                  2.7
regional plan and standard operating procedures (SOP's) development.
-----------------------------------------------------------------------------------------------------------------------
Paragraph 6. First Year Tasks and Deliverables:                                   SOW 6                  1.1, 2.0
      -     Five-regional tabletop exercise                                                              1.1, 2.0
      -     Headquarters exercise                                                                        1.1, 2.0
      -     Multi-regional/headquarters exercise                                                         1.1, 2.0
-----------------------------------------------------------------------------------------------------------------------
OTHER

The contractor shall furnish all facilities and equipment necessary to           SOW 8.2                  5.3
perform this project.
=======================================================================================================================

Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

                                                                    [LOGO] TITAN

Titan Proposal: P217
In Response To: DTFA06-94-R-30067
and Amendment No 0001
Dated December 2, 1994

                               TECHNICAL SERVICES
                                  IN SUPPORT OF
                      THE FEDERAL AVIATION ADMINISTRATION'S
                          EMERGENCY OPERATIONS PROGRAM

                                    VOLUME II

                                  COST PROPOSAL

                                JANUARY 18, 1995

                                                              Copy 6 of 8 Copies


Submitted to:                                  Submitted by:
      DOT/Federal Aviation Administration            Titan Corporation
      Southern Region, ASO-55N                       Titan Systems Group
      1701 Columbia Avenue                           1900 Campus Commons Drive
      College Park, Georgia 30337-2714               Reston, Virginia 22091-1535

================================================================================
THIS PROPOSAL OR QUOTATION INCLUDES DATA THAT SHALL NOT BE DISCLOSED OUTSIDE THE GOVERNMENT AND SHALL NOT BE DUPLICATED, USED OR DISCLOSED IN WHOLE OR PART FOR ANY PURPOSE OTHER THAN TO EVALUATE THIS PROPOSAL OR QUOTATION. IF HOWEVER, A CONTRACT IS AWARDED TO THIS OFFEROR AS A RESULT OF OR IN CONNECTION WITH THE SUBMISSION OF THIS DATA, THE GOVERNMENT SHALL HAVE THE RIGHT TO DUPLICATE, USE OR DISCLOSE THE DATA TO THE EXTENT PROVIDED IN THE RESULTING CONTRACT. THIS RESTRICTION DOES NOT LIMIT THE GOVERNMENT'S RIGHT TO USE INFORMATION CONTAINED IN THE DATA IF IT IS OBTAINED FROM ANOTHER SOURCE WITHOUT RESTRICTION. THE DATA SUBJECT TO THIS RESTRICTION IS CONTAINED IN ALL PAGES OF OUR PROPOSAL.
================================================================================

 Use or disclosure of proposal data is subject to the restrictions on the title page of this proposal.

SOLICITATION NO. DTFA06-94-R-30067
TITAN PROPOSAL NO. P217

                                    SECTION 1

                               ADMINISTRATIVE DATA


Our proposal is submitted on a Firm Fixed Price basis and shall remain valid for a period of sixty (60) days from submission. The Titan Corporation is a publicly held company traded on the NYSE, and is a large business.

1.1      AUTHORIZED REPRESENTATIVES

The following personnel are authorized to negotiate on behalf of The Titan Corporation, Titan Systems Division (Titan):

         Sherrie R. Manuel, Contracts Representative      (703) 758-5642
         Linda M. Frady, Director of Contracts - East     (703) 758-5640

1.2      ADMINISTRATIVE INFORMATION

Any resultant contract shall be issued to the following:

         The Titan Corporation
         Titan Systems Division
         1900 Campus Commons Drive, Suite 400
         Reston, Virginia 22091
         Attn: Contracts Department

1.3      REMITTANCE ADDRESS

Titan will invoice this contract twice monthly. Payment terms are net 30 days. Titan's remittance address is:

         Titan Systems Division
         Post Office Box 3656
         Los Angeles, CA 90051-3656

1.4      COGNIZANT ADMINISTRATIVE AGENCIES

Titan is under the cognizance of DCMAO and DCAA and undergoes periodic audits by both. Titan's cognizant Administrative Contracting Office (ACO) is:

         Defense Contract Management Command
         Defense Contract Management Area Operations -- Baltimore
         Attention: Mr. Waymon Carroll
         10500 Battleview Parkway
         Manassas, Virginia 22110-2342

SOLICITATION NO. DTFA06-94-R-30067
TITAN PROPOSAL NO. P217

      Titan is under the audit cognizance of the following:

      Defense Contract Audit Agency
      Fairfax Branch Office
      Attention: Mr. Jeff Shaffer
      171 Elden Street, Suite 315
      Herndon, Virginia 22070-4810

1.5 FINANCIAL RESOURCES

Titan has the necessary financial resources for performance of any contract resulting from this proposal.

1.6 ACCOUNTING SYSTEM

Titan, a large company with the majority of its contract work performed for the U.S. Government under various types of contracts has a cost accounting system capable of accounting for and reporting cost in accordance with the Federal Acquisition Regulations. Titan's accounting system has the flexibility and depth necessary to provide a variety of cost reports on a bi-monthly basis for accounting, budgeting and reporting needed to form the basis for effective fiscal control.

1.7 CONTRACT ADMINISTRATION

All administration on this contract will be handled by Ms. Sherrie Manuel; therefore, any resultant contract or related correspondence should be forwarded to her attention at the following address:

      The Titan Corporation
      Titan Systems Division
      1900 Campus Commons Drive, Suite 400
      Reston, Virginia 22091

1.8 TERMS AND CONDITIONS

This proposal has been prepared in accordance with the solicitation requirements. Any information inadvertently omitted or required will be promptly furnished upon request. We firmly believe that our proposal is fair, reasonable and represents the best value for the Government.

1.9 DISCLOSURE OF CONFLICTS OF INTEREST

Titan hereby certifies that to the best of our knowledge and belief no affiliation exits relevant to possible conflicts of interest.

SOLICITATION NO. DTFA06-94-R-30067
TITAN PROPOSAL NO. P217

                                    SECTION 2

                STANDARD FORM 33 - SOLICITATION, OFFER AND AWARD

                                TITAN LABOR RATES

             The remainder of this page is intentionally left blank

--------------------------------------------------------------------------------
SOLICITATION, OFFER AND AWARD
--------------------------------------------------------------------------------
1. THIS CONTRACT IS A RATED ORDER                Rating            PAGE OF
   UNDER DPAS (15 CFR 350)                  >                      1    45 PAGES
--------------------------------------------------------------------------------
2. CONTRACT NO.              3. SOLICITATION NO.         4. TYPE OF SOLICITATION
                                                         |_| SEALED BID (IFB)
                             DTFA06-94-R-30067           |_| NEGOTIATED (RFP)
--------------------------------------------------------------------------------
5. DATE ISSUED                                6.REQUISITION PURCHASE NO.
   11/10/94
--------------------------------------------------------------------------------
7. ISSUED BY            CODE          8. ADDRESS OFFER TO (If other than Item 7)
   DOT/FEDERAL AVIATION ADMINISTRATION           SAME AS BLOCK 7
   SOUTHERN REGION, ASO-55N
   1701 COLUMBIA AVENUE
   COLLEGE PARK, GEORGIA 30337
--------------------------------------------------------------------------------
NOTE: In sealed bid solicitations "offer" and "offeror" mean "bid" and "bidder".
--------------------------------------------------------------------------------
                                  SOLICITATION
--------------------------------------------------------------------------------

9. Sealed offers in original and 3 copies for furnishing the supplies or services in the Schedule will be received at the place specified in Item 8, or if handcarried, in the depository located in BLOCK 7 until 4:30pm (Hour) local time 12/16/94 (Date)

CAUTION -- LATE Submissions, Modifications, and Withdrawals. See Section L, Provision No. 52.214.7 or 52.215.10. All offers are subject to all terms and conditions contained in this solicitation.
--------------------------------------------------------------------------------
10. FOR INFORMATION   A. NAME               B. TELEPHONE NO. (Include area code)
         CALL:     >     MARJORIE M. BROOKS    (404) 305-5778 (NO COLLECT CALLS)
--------------------------------------------------------------------------------
                              11. TABLE OF CONTENTS
--------------------------------------------------------------------------------
 X      SEC.                        DESCRIPTION                         PAGE(S)
--------------------------------------------------------------------------------
                             PART I -- THE SCHEDULE
--------------------------------------------------------------------------------
 X       A    SOLICITATION/CONTRACT FORM                                   1
--------------------------------------------------------------------------------
 X       B    SUPPLIES OR SERVICES AND PRICES/COSTS                        1A
--------------------------------------------------------------------------------
 X       C    DESCRIPTION/SPECS./WORK STATEMENT                            2
--------------------------------------------------------------------------------
 X       D    PACKAGING AND MARKING                                        3
--------------------------------------------------------------------------------
 X       E    INSPECTION AND ACCEPTANCE                                    4
--------------------------------------------------------------------------------
 X       F    DELIVERIES OR PERFORMANCE                                    5
--------------------------------------------------------------------------------
 X       G    CONTRACT ADMINISTRATION DATA                                6-7
--------------------------------------------------------------------------------
 X       H    SPECIAL CONTRACT REQUIREMENTS                               8-10
--------------------------------------------------------------------------------
                           PART II -- CONTRACT CLAUSES
--------------------------------------------------------------------------------
 X       I    CONTRACT CLAUSES                                           11-25
--------------------------------------------------------------------------------
            PART III -- LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
--------------------------------------------------------------------------------
 X       J    LIST OF ATTACHMENTS                                         26
--------------------------------------------------------------------------------
                   PART IV -- REPRESENTATIONS AND INSTRUCTIONS
--------------------------------------------------------------------------------
 X       K    REPRESENTATIONS, CERTIFICATIONS AND
              OTHER STATEMENTS OF OFFERORS                               27-37
--------------------------------------------------------------------------------
 X       L    INSTRS., CONDS., AND NOTICES TO OFFERORS                   38-42
--------------------------------------------------------------------------------
 X       M    EVALUATION FACTORS FOR AWARD                               43-45
--------------------------------------------------------------------------------
                   OFFER (Must be fully completed by offeror)
--------------------------------------------------------------------------------
NOTE: Item 12 does not apply if the solicitation includes the provisions at 52.214-16, Minimum Bid Acceptance Period.
--------------------------------------------------------------------------------
12. In compliance with the above, the undersigned agrees, if this offer is accepted within ______ calendar days (60 calendar days unless a different period is inserted by the offeror) from the date for receipt of offers specified above, to furnish any or all items upon which prices are offered at the price set opposite each item, delivered at the designated point(s), within the time specified in the schedule.
--------------------------------------------------------------------------------
13.  DISCOUNT FOR PROMPT PAYMENT (See      10 CALENDAR DAYS    20 CALENDAR DAYS
     Section I, Clause No. 52-232-8)     >                 %                   %
--------------------------------------------------------------------------------
                                           30 CALENDAR DAYS       CALENDAR DAYS
                                                           %                   %
--------------------------------------------------------------------------------
14 ACKNOWLEDGMENT OF AMENDMENTS               AMENDMENT NO.              DATE
   (The offeror acknowledges receipt              0001               12/02/94
   of amendments to the SOLICITATION
   for offerors and related documents
   numbered and dated:)                       AMENDMENT NO.              DATE

--------------------------------------------------------------------------------
15A. NAME                 CODE                         FACILITY 2T213
     AND
   ADDRESS        The Titan Corporation
     OF           Titan Systems Division
   OFFEROR        1900 Campus Commons Drive, Suite 400
                  Reston, VA 22091
--------------------------------------------------------------------------------
16. NAME AND TITLE OF PERSON AUTHORIZED TO SIGN OFFER
    (Type or print)

  Linda M. Frady
  Director of Contracts --  East
--------------------------------------------------------------------------------
15B. TELEPHONE NO. (Include area code)          15C. CHECK IF REMITTANCE ADDRESS
                                            |X| IS DIFFERENT FROM ABOVE. ENTER
         (703) 758-5640                         SUCH ADDRESS IN SCHEDULE
--------------------------------------------------------------------------------
17. SIGNATURE                               18. OFFER DATE

    /s/ Linda M. Frady                          18 JAN 95
--------------------------------------------------------------------------------
                      AWARD (To be completed by Government)
--------------------------------------------------------------------------------
19. ACCEPTED AS TO ITEMS NUMBERED                        20. AMOUNT

--------------------------------------------------------------------------------
21. ACCOUNTING AND APPROPRIATION

--------------------------------------------------------------------------------
22. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:
    |_| 10 U S C 23O4(e)(   )                  |_| 41 U S C 253(c)(      )
--------------------------------------------------------------------------------
23. SUBMIT INVOICES TO ADDRESS SHOWN IN                     ITEM
    (4 copies unless otherwise specified)                 >
--------------------------------------------------------------------------------
24. ADMINISTERED BY (if other than item 7)          CODE

--------------------------------------------------------------------------------
25. PAYMENT WILL BE MADE BY                         CODE

--------------------------------------------------------------------------------
26. NAME OF CONTRACTING OFFICER (Type or print)

--------------------------------------------------------------------------------
27. UNITED STATES OF AMERICA                                  28. AWARD DATE

   (Signature of Contracting Officer)
--------------------------------------------------------------------------------
IMPORTANT -- Award will be made on this Form, or on Standard Form 26, or by other authorized official written notice.
--------------------------------------------------------------------------------
NSN 75.40_01_152_8064          33-133                STANDARD FORM 33(REV. 4-89)
PREVIOUS EDITION NOT USABLE                          Prescribed by GSA
                                                     FAR (40 CFR) 53.214(c)

RFP NO. DTFA06-94-R-30067
TITAN PROPOSAL NO. P217

FY 95         BID RATE DEVELOPMENT USING BID RATES EFFECTIVE
                            O1 JANUARY 1995

                              BASE          ESCL            OVHD                     G&A                     FEE         RATE @
ONSITE RC-11                  RATE       [...***...]    [...***...]     SUB-T    [...***...]    SUB-T    [...***...]      SELL
------------                  ----       -----------    -----------     -----    -----------    -----    -----------     ------
[...***...]               [...***...]






                              BASE          ESCL            OVHD                     G&A                     FEE         RATE @
OFFSITE RC-11                 RATE       [...***...]    [...***...]     SUB-T    [...***...]    SUB-T    [...***...]      SELL
-------------                 ----       -----------    -----------     -----    -----------    -----    -----------     ------
[...***...]               [...***...]





      Use or Disclosure of Proposal Data is Subject to the Restrictions
                      on the Title Page of this Proposal

                      *CONFIDENTIAL TREATMENT REQUESTED

RFP NO. DTFA06-94-R-30067
TITAN PROPOSAL NO. P217

FY 96         BID RATE DEVELOPMENT USING BID RATES EFFECTIVE
                            O1 JANUARY 1995

                              BASE          ESCL            OVHD                     G&A                     FEE         RATE @
ONSITE RC-11                  RATE       [...***...]    [...***...]     SUB-T    [...***...]    SUB-T    [...***...]      SELL
------------                  ----       -----------    -----------     -----    -----------    -----    -----------     ------
[...***...]               [...***...]






                              BASE          ESCL            OVHD                     G&A                     FEE         RATE @
OFFSITE RC-11                 RATE       [...***...]    [...***...]     SUB-T    [...***...]    SUB-T    [...***...]      SELL
-------------                 ----       -----------    -----------     -----    -----------    -----    -----------     ------
[...***...]               [...***...]





      Use or Disclosure of Proposal Data is Subject to the Restrictions
                      on the Title Page of this Proposal

                      *CONFIDENTIAL TREATMENT REQUESTED

RFP NO. DTFA06-94-R-30067
TITAN PROPOSAL NO. P217

FY 97         BID RATE DEVELOPMENT USING BID RATES EFFECTIVE
                            O1 JANUARY 1995

                              BASE          ESCL            OVHD                     G&A                     FEE         RATE @
ONSITE RC-11                  RATE       [...***...]    [...***...]     SUB-T    [...***...]    SUB-T    [...***...]      SELL
------------                  ----       -----------    -----------     -----    -----------    -----    -----------     ------
[...***...]               [...***...]






                              BASE          ESCL            OVHD                     G&A                     FEE         RATE @
OFFSITE RC-11                 RATE       [...***...]    [...***...]     SUB-T    [...***...]    SUB-T    [...***...]      SELL
-------------                 ----       -----------    -----------     -----    -----------    -----    -----------     ------
[...***...]               [...***...]





      Use or Disclosure of Proposal Data is Subject to the Restrictions
                      on the Title Page of this Proposal

                      *CONFIDENTIAL TREATMENT REQUESTED

SOLICITATION NO. DTFA06-94-R-30067
TITAN PROPOSAL NO. P217

                                    SECTION 3

                                COST ELEMENT DATA

Upon issuance of task orders from any resultant contract, Titan will apply its standard estimating methodology to develop the resources required to successfully support the Statement of Work (SOW) requirements. Titan's method involves the analysis of the SOW requirements by the designated program manager and senior technical staff members. Resources are then planned against these requirements. The personnel involved in both the resource allocation and review processes are selected based on their areas of expertise on similar efforts.

3.1 ENGINEERING LABOR

3.1.1 ENGINEERING LABOR HOURS

Titan will apply its standard estimating methods to develop the hours and skill mix required to successfully support the SOW requirements. These estimates will be based on the requirements of the SOW and Titan's previous experience gained in support of similar types of efforts.

3.1.2 DIRECT LABOR RATES

Titan charges direct labor costs to contracts based upon the actual hours worked by each individual employee, times the employee's labor rate. Bid rates are based on the average hourly rates of the employees in each bid level. The bid rates used in costing this effort are effective 01 January 1995. Escalation has been applied to the proposed effort.

3.2 INDIRECT EXPENSE

Titan's fiscal year (TFY) is 01 January through 31 December.

3.2.1 MATERIAL/SUBCONTRACT OVERHEAD

A rate is applied to material/subcontract costs. This rate includes the costs of purchasing and subcontract administration. No material or subcontract costs have been proposed.

3.2.2 ONSITE (TITAN FACILITY) LABOR OVERHEAD

A rate is applied to the onsite direct labor dollar base. This rate includes the cost of fringe benefits and other costs such as division management, contract administration, personnel, security, and occupancy.

SOLICITATION NO. DTFA06-94-R-30067
TITAN PROPOSAL NO. P217

3.2.3 OFFSITE (NON-TITAN FACILITY) LABOR OVERHEAD

A rate is applied to the offsite direct labor dollar base. This rate includes the cost of fringe benefits and other costs such as division management, contract administration, personnel, and security.

3.2.4 GENERAL AND ADMINISTRATIVE (G&A) EXPENSE

A rate is applied to the total direct cost plus overhead, excluding the cost of materials/subcontracts. This rate includes costs for accounting, corporate management, and Bid and Proposal (B&P) activity.

3.3 TRAVEL

Travel required will be in accordance with the SOW requirements, Titan's travel policy, and the Joint Travel Regulations.

3.4 OTHER DIRECT COSTS

Other direct costs will be in accordance with the SOW requirements.

3.5 REPRODUCTION

Reproduction costs will be in accordance with the SOW requirements.

3.6 FEE

Titan has proposed a fee of [...***...] that we feel is fair and reasonable for this effort.

                       *CONFIDENTIAL TREATMENT REQUESTED

SOLICITATION NO. DTFA06-94-R-30067
TITAN PROPOSAL NO. P217

                                    SECTION 4

                                    SECTION K

                       REPRESENTATIONS AND CERTIFICATIONS

             The remainder of this page is intentionally left blank

                               PART IV - SECTION K
        REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

52.252-1 SOLICITATION PROVISIONS INCORPORATED BY REFERENCE. (JUN 1988)

      This solicitation incorporates one or more solicitation provisions by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

                               (End of provision)

              I. FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1)
                             SOLICITATION PROVISIONS

52.222-21 CERTIFICATION OF NONSEGREGATED FACILITIES. (APR 1984)
52.223-5 CERTIFICATION REGARDING A DRUG-FREE WORKPLACE. (JUL 1990)

                                     * * *

52.203-2 CERTIFICATE OF INDEPENDENT PRICE DETERMINATION. (APR 1985)

      (a) The offeror certifies that--

            (1) The prices in this offer have been arrived at independently, without, for the purpose of restricting competition, any consultation, communication, or agreement with any other offeror or competitor relating to (i) those prices, (ii) the intention to submit an offer, or (iii) the methods or factors used to calculate the prices offered;

            (2) The prices in this offer have not been and will not be knowingly disclosed by the offeror, directly or indirectly, to any other offeror or competitor before bid opening (in the case of a sealed bid solicitation) or contract award (in the case of a negotiated solicitation) unless otherwise required by law; and

            (3) No attempt has been made or will be made by the offeror to induce any other concern to submit or not to submit an offer for the purpose of restricting competition.

      (b) Each signature on the offer is considered to be a certification by the signatory that the signatory--

            (1) Is the person in the offeror's organization responsible for determining the prices being offered in this bid or proposal, and that the signatory has not participated and will not participate in any action contrary to subparagraphs (a)(1) through (a)(3) above; or

            (2) (i) Has been authorized in writing, to act as agent for the following principals in certifying that those principals have not participated, and will not participate in any action contrary to subparagraphs (a)(1) through
(a)(3) above. Linda N. Frady, Director of Contracts - East (insert full name of person(s) in the offeror's organization responsible for determining the prices offered in this bid or proposal, and the title of his or her position in the offeror's organization.)

                  (ii) As an authorized agent, does certify that the principals named in subdivision (b)(2)(i) above have not participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above; and

                  (iii) As an agent, has not personally participated, and will not participate, in any action contrary to subparagraphs (a)(1) through (a)(3) above.

      (c) If the offeror deletes or modifies subparagraph (a)(2) above, the offeror must furnish with its offer a signed statement setting forth in detail the circumstances of the disclosure.

                               (End of provision)

52.203-4 CONTINGENT FEE REPRESENTATION AND AGREEMENT. (APR 1984)


      (a) Representation. The offeror represents that, except for full-time bona fide employees working solely for the offeror, the offeror--

      Note: The offeror must check the appropriate boxes. For interpretation of the representation, including the term "bona fide employee," see Subpart 3.4 of the Federal Acquisition Regulation.

            (1) / / has, /XX/ has not employed or retained any person or company to solicit or obtain this contract; and

            (2) / / has, /XX/ has not paid or agreed to pay to any person or company employed or retained to solicit or obtain this contract any commission, percentage, brokerage, or other fee contingent upon or resulting from the award of this contract.

      (b) Agreement. The offeror agrees to provide information relating to the above Representation as requested by the Contracting Officer and, when subparagraph (a)(1) or (a)(2) is answered affirmatively, to promptly submit to the Contracting Officer--

            (1) A completed Standard Form 119, Statement of Contingent or Other Fees, (SF 119); or

            (2) A signed statement indicating that the SF 119 was previously submitted to the same contracting office, including the date and applicable solicitation or contract number, and representing that the prior SF 119 applies to this offer or quotation.

                               (End of provision)

52.203-8 REQUIREMENT FOR CERTIFICATE Of PROCUREMENT INTEGRITY (NOV 1990) --
         ALTERNATE I. (SEP 1990)

      (a) Definitions. The definitions set forth in FAR 3.104-4 are hereby incorporated in this provision.

      (b) Certifications. As required in paragraph (c) of this provision, the officer or employee responsible for this offer shall execute the following certification:

                      Certificate of Procurement Integrity

      (1) I, Linda M. Frady (Name of certifier), am the officer or employee responsible for the preparation of this offer or bid and hereby certify that, to the best of my knowledge and belief, with the exception of any information described in this certificate, I have no information concerning a violation or possible violation of subsection 27(a), (d) or (f) of the Office of Federal Procurement Policy Act, as amended* (41 U.S.C. 423) (hereinafter referred to as "the Act"), as implemented in the FAR, occurring during the conduct of this procurement DTFA06-94-R-30067 (solicitation number).

      (2) As required by subsection 27(e)(1)(B) of the Act, I further certify that, to the best of my knowledge and belief, each officer, employee, agent, representative, and consultant of Titan Corporation (Name of offeror) who has participated personally and substantially in the preparation or submission of this offer has certified that he or she is familiar with, and will comply with, the requirement of this subsection 27(a) of the Act, as implemented in the FAR, and will report immediately to me any information concerning a violation or possible violation of the Act, as implemented in the FAR, pertaining to this procurement.

      (3) Violations or possible violations:

(Continue on plain bond paper if necessary and label Certificate of Procurement Integrity (Continuation Sheet), ENTER NONE IF NONE EXISTS)

NONE

(4) I agree that, if awarded a contract under this solicitation, the certification required by subsection 27(e)(l)(B) of the Act shall be maintained in accordance with paragraph (f) of this provision.

(Signature of the Officer or Employee                        (Date)
Responsible for the Offer)


Linda M. Frady   /s/ Linda M. Frady                         1/18/95
--------------------------------------
(Typed Name of the Officer or Employee
Responsible for the Offer)

*The Act became effective on December 1, 1990.

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS, OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER TITLE 18, UNITED STATES CODE,
SECTION 1001.

                             (End of certification)

      (c) For procurements, including contract modifications, in excess of $100,000 made using procedures other than sealed bidding, the signed certifications shall be submitted by the successful Offeror to the Contracting Officer within the time period specified by the Contracting Officer when requesting the certificates except as provided in subparagraphs (c)(1) through
(c)(5) of this clause. In no event shall the certificate be submitted subsequent to award of a contract or execution of a contract modification:

            (1) For letter contracts, other unpriced contracts, or unpriced contract modifications, whether or not the unpriced contract or modification contains a maximum or not to exceed price, the signed certifications shall be submitted prior to the award of the letter contract, unpriced contract, or unpriced contract modification, and prior to the definitization of the letter contract or the establishment of the price of the unpriced contract or unpriced contract modification. The second certification shall apply only to the period between award of the letter contact and execution of the document definitizing the letter contract, or award of the unpriced contract or unpriced contract modification and execution of the document establishing the definitive price of such unpriced contract or unpriced contract modification.

            (2) For basic ordering agreements, prior to the execution of a priced order; prior to the execution of an unpriced order, whether or not the unpriced order contains a maximum or not to exceed price; and, prior to establishing the price of an unpriced order. The second certificate to be submitted for unpriced orders shall apply to the period between award of the unpriced order and execution of the document establishing the definitive price for such order.

            (3) A certificate is not required for indefinite delivery contracts (see subpart 16.5) unless the total estimated value of all orders eventually to be placed under the contract is expected to exceed $100,000.

            (4) For contracts and contract modifications which include options, a certificate is required when the aggregate value of the contract or contract modification and all options (see 3.104-4(e)) exceeds $100,000.

            (5) For purposes of contracts entered into under section 8(a) of the SBA, the business entity with whom the SBA contracts, and not the SBA, shall be required to comply with the certification requirements of subsection 27(e). The SBA shall obtain the signed certificate from the business entity and forward the certificate to the Contracting Officer prior to the award of a contract to the SBA.

            (6) Failure of an Offeror to submit the signed certificate within the time prescribed by the Contracting Officer shall cause the offer to be rejected.

      (d) Pursuant to FAR 3.104-9(d), the Offeror may be requested to execute additional certifications at the request of the Government. Failure of an offeror to submit the additional certifications shall cause its offer to be rejected.

      (e) A certification containing a disclosure of a violation or possible violation will not necessarily result in the withholding of an award under this solicitation. However, the Government, after evaluation of the disclosure, may cancel this procurement or take any other appropriate actions in the interest of the Government, such as disqualification of the Offeror.

      (f) In making the certification in subparagraph (b)(2) of the certificate, the officer or employee of the competing contractor responsible for the offer may rely upon a one-time certification from each individual required to submit a certification to the competing contractor, supplemented by periodic training. These certifications shall be maintained by the Contractor for 6 years from the date a certifying employee's employment with the company ends or, for an agent, representative, or consultant, 6 years from the date such individual ceases to act on behalf of the Contractor.

      (g) Certifications under paragraphs (b) and (d) of this provision are a material representation of fact upon which reliance will be placed in awarding a contract.

                               (End of provision)

52.203-11 CERTIFICATION AND DISCLOSURE REGARDING PAYMENTS TO INFLUENCE CERTAIN
          FEDERAL TRANSACTIONS (APR 1991)

      (a) The definitions and prohibitions contained in the clause, at FAR 52.203-12, Limitation on payments to influence Certain Federal Transactions, included in this solicitation, are hereby incorporated by reference in paragraph
(b) of this certification.

      (b) The offeror, by signing its offer, hereby certifies to the best of his or her knowledge and belief that on or after December 23, 1989,-

            (1) No Federal appropriated funds have been paid or will be paid to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with the awarding of any Federal contract, the making of any Federal grant, the making of any Federal Loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal contract, grant, loan or cooperative agreement;

            (2) If any funds other than Federal appropriated funds (including profit or fee received under a covered Federal transaction) have been paid, or will be paid, to any person for influencing or attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress on his or her behalf in connection with this solicitation, the offeror shall complete and submit, with its offer, OMB standard form LLL, Disclosure of Lobbying Activities, to the Contracting Officer; and


            (3) He or she will include the language of this certification in all subcontract awards at any tier and require that all recipients of subcontract awards in excess of $100,000 shall certify and disclose accordingly.

      (c) Submission of this certification and disclosure is a prerequisite for making or entering into this contract imposed by section 1352, title 31, United States Code. Any person who makes an expenditure prohibited under this provision or who fails to file or amend the disclosure form to be filed or amended by this provision, shall be subject to a civil penalty of not less than $10,000, and not more than $100,000, for each such failure.

                               (End of Provision)

52.204-3 TAXPAYER IDENTIFICATION. (MAR 1994)

(a) Definitions.

      "Common parent," as used in the solicitation provision, means that corporate entity that owns or controls an affiliated group of corporations that files its Federal income tax returns on a consolidated basis, and of which the Offeror is a member.

      "Corporate status," as used in this solicitation provision, means a designation as to whether the Offeror is a corporate entity, an unincorporated entity (e.g., sole proprietorship or partnership), or a corporation providing medical and health care services.

      "Taxpayer Identification Number (TIN)," as used in this solicitation provision, means the number required by the IRS to be used by the Offeror in reporting income tax and other returns.

(b) All Offerors are required to submit the information required in paragraphs
(c) through (e) of this solicitation provision in order to comply with reporting requirements of 26 U.S.C. 6041, 6041A, and 6050M and implementing regulations issued by the Internal Revenue Service (IRS). If the resulting contract is subject to reporting requirements described in FAR 4.903, the failure or refusal by the Offeror to furnish the information may result in a 31 percent reduction of payments otherwise due under the contract.

            (c) Taxpayer Identification Number (TIN).

            (XX) TIN: 952588754.
            (  ) TIN has been applied for.
            (  ) TIN is not required because:

            ( ) Offeror is a nonresident alien, foreign corporation, or foreign partnership that does not have income effectively connected with the conduct of a trade or business in the U.S. and does not have an office or place of business or a fiscal paying agent in the U.S.;

            (   ) Offeror is an agency or instrumentality of a foreign
            government;

            (   ) Offeror is an agency or instrumentality of a Federal, state or local government;

            (   ) Other. State basis. __________________________.

      (d) Corporate Status.

            (   ) Corporation providing medical and health care services, or engaged in the billing and collecting of payments for such services;

            (XX) Other corporate entity;
            (  ) Not a corporate entity;
            (  ) Sole proprietorship

            (  ) Partnership

            (  ) Hospital or extended care facility described in 26 CFR
                 501(c)(3) that is exempt from taxation under 26 CFR 501(a).

      (e) Common Parent.

            (XX) (Offeror is not owned or controlled by a common parent as defined in paragraph (a) of this clause.
            (  ) Name and TIN of common parent:

Name____________________________________________________________________________

TIN_____________________________________________________________________________

                               (End of provision)

52.209-5 CERTIFICATION REGARDING DEBARMENT, SUSPENSION, PROPOSED DEBARMENT AND
         OTHER RESPONSIBILITY MATTERS. (MAY 1989)

      (a)(1) The Offeror certifies, to the best of its knowledge and belief, that--

            (i) The Offeror and/or any of its Principals--

                  (A) Are ( ) are not (XX) presently debarred, suspended, proposed for debarment, or declared ineligible for the award of contracts by any Federal agency.

                  (B) Have ( ) have not (XX), within a three-year period preceding this offer, been convicted of or had a civil judgment rendered against them for: commission of fraud or a criminal offense in connection with obtaining, attempting to obtain, or performing a public (Federal, state, or local) contract or subcontract; violation of Federal or state antitrust statues relating to the submission of offers; or commission of embezzlement, theft, forgery, bribery, falsification or destruction of records, making false statements, or receiving stolen property: and

                  (C) Are ( ) are not (XX) presently indicted for, or otherwise criminally or civilly charged by a governmental entity with, commission of any of the offenses enumerated in subdivision (a)(1)(i)(B) of this provision.

            (ii) The Offeror has ( ) has not (XX), within a three-year period preceding this offer, had one or more contracts terminated for default by any Federal agency.

      (2) "Principals," for the purposes of this certification, means officers; directors; owners; partners; and, persons having primary management or supervisory responsibilities within a business entity (e.g., general manager; plant manager; head of a subsidiary, division, or business segment, and similar positions).

THIS CERTIFICATION CONCERNS A MATTER WITHIN THE JURISDICTION OF AN AGENCY OF

THE UNITED STATES AND THE MAKING OF A FALSE, FICTITIOUS OR FRAUDULENT CERTIFICATION MAY RENDER THE MAKER SUBJECT TO PROSECUTION UNDER SECTION 1001, TITLE 18, UNITED STATES CODE.

      (b) The Offeror shall provide immediate written notice to the Contracting Officer if, at any time prior to contract award, the Offeror learns that its certification was erroneous when submitted or has become erroneous by reason of changed circumstances.

      (c) A certification that any of the items in paragraph (a) of this provision exists will not necessarily result in withholding of an award under this solicitation. However, the certification shall be considered in connection with a determination of the Offeror's responsibility. Failure of the Offeror to furnish a certification or provide such additional information as requested by the Contracting Officer may render the Offeror nonresponsible.

      (d) Nothing contained in the foregoing shall be construed to require establishment of a system of records in order to render, in good faith, the certification required by paragraph (a) of this provision. The knowledge and information of an Offeror is not required to exceed that which is normally possessed by a prudent person in the ordinary course of business dealings.

      (e) The certification in paragraph (a) of this provision is a material representation of fact upon which reliance was placed when making award. If it is later determined that the Offeror knowingly rendered an erroneous certification, in addition to other remedies available to the Government, the Contracting Officer may terminate the contract resulting from this solicitation for default.

                               (End of provision)

52.209-7 ORGANIZATIONAL CONFLICTS OF INTEREST CERTIFICATE-MARKETING CONSULTANTS.
         (NOV 1991)

      (a) Definitions.

            (1) Marketing consultant means any independent contractor who furnishes advise, information, direction, or assistance to an offeror or any other contractor in support of the preparation or submission of an offer for a government contract by that offeror. An independent Contractor is not a marketing consultant when rendering--

                  (i) Services excluded in FAR 37.204;

                  (ii) Routine engineering and technical service (such as installation, operation, or maintenance of systems, equipment, software, components, or facilities);

                  (iii) Routine legal, actuarial, auditing, and accounting services; or

                  (iv) Training services.

            (2) Organizational conflict of interest means that because of other activities or relationships with other persons, a person is unable or potentially unable to render impartial assistance or advice to the Government, or the person's objectivity in performing the contract work is or might be otherwise impaired, or a person has an unfair competitive advantage.

      (b) An individual or firm that employs, retains, or engages contractually one or more marketing consultants in connection with a contract, shall submit to the contracting officer, with respect to each marketing consultant, the certificates described below, if the individual or firm is notified that it is the apparent successful offeror.

      (c) The certificate must contain the following:

            (1) The name of the agency and the number of the solicitation in question.

            (2) The name, address, telephone number, and federal taxpayer identification number of the marketing consultant.

            (3) The name, address and telephone number of a responsible officer or employee of the marketing consultant who has personal knowledge of the marketing consultants involvement in the contract.

            (4) A description of the nature of the services rendered by or to be rendered by the marketing consultant.

            (5) The name, address, and telephone number of the client or clients, and the name of a responsible officer or employee of the marketing consultant who is knowledgeable about the service provided to such client(s), and a description of the nature of the services rendered to such client(s), if, based on information provided to the Contractor by the marketing consultant is rendering or, in the 12* months preceding the date of the certificate, has rendered services respecting the same subject matter of the instant solicitation, or directly relating to such subject matter, to the Government or any other client (including any foreign government or person).

            (6) A statement that the person who signs the certificate for the prime Contractor has informed the marketing consultant of the existence of subpart 9.5 and Office of Federal Procurement Policy Letter 89-1.

            (7) The signature, name, title, employer's name, address, and telephone number of the persons who signed the certificates for both the apparent successful offeror and the marketing consultant.

      (d) In addition, the apparent successful offeror shall forward to the Contracting Officer a certificate signed by the marketing consultant that the marketing consultant has been told of the existence of subpart 9.5 and Office of Federal Procurement Policy Letter 89-1, and the marketing consultant has made inquiry, and to the best of the consultant's knowledge and belief, the consultant has provided no unfair competitive advantage to the prime Contractor with respect to the services rendered or to be rendered in connection with the solicitation, or that any unfair competitive advantage that, to the best of the consultant's knowledge and belief, does or may exist, has been disclosed to the offeror.

      (e) Failure of the offeror to provide the required certifications may result in the offeror being determined ineligible for award. Misrepresentation of any fact may result in the assessment of penalties associated with false certifications or such other provisions provided for by law or regulation.

                               (End of provision)

52.215-6 TYPE OF BUSINESS ORGANIZATION. (JUL 1987)

      The offeror or quoter, by checking the applicable box, represents that:

      (a) It operates as /XX/ a corporation incorporated under the laws of the State of Delaware, / / an individual, / / a nonprofit organization, or / / a joint venture; or

      (b) If the offeror or quoter is a foreign entity, it operates as / / an individual, / / a partnership, / / a nonprofit organization, / / a joint venture, or / / a corporation, registered for business in _________. (country)

                               (End of provision)

52.215-11 AUTHORIZED NEGOTIATORS. (APR 1984)

      The offeror or quoter represents that the following persons are authorized to negotiate on its behalf with the Government in connection with this request for proposals or quotations:

--------------------------------------------------------------------------------

Sherrie R. Manuel, Contracts Representative (703) 758-5642
--------------------------------------------------------------------------------

Linda M. Frady, Director of Contracts -- East (703) 758-5640
--------------------------------------------------------------------------------

                               (End of provision)

52.219-1 SMALL BUSINESS CONCERN REPRESENTATION. (JAN 1991)

      (a) Representation. The offeror represents and certifies as part of its offer that it / / is, /XX/ is not a small business concern and that / / all, /XX/ not all end items to be furnished will be manufactured or produced by a small business concern in the United States, its territories or possessions, Puerto Rico, or the Trust Territory of the Pacific Islands.

      (b) Definition. Small business concern, as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the size standards in this solicitation.

      (c) Notice. Under 15 U.S.C. 645(d), any person who misrepresents a firm's status as a small business concern in paragraph (a) of this clause in order to obtain a contract to be awarded under the preference programs established pursuant to sections 8(a), 8(b), 9, or 15 of the Small Business Act or any other provision of Federal law that specifically references section 8(d) for a definition of program eligibility, shall--

            (1) be punished by imposition of fine, imprisonment, or both;

            (2) be subject to administrative remedies, including suspension and debarment; and

            (3) be ineligible for participation in programs conducted under the authority of the Act.

                               (End of provision)

52.219-2 SMALL DISADVANTAGED BUSINESS CONCERN REPRESENTATION. (FEB 1990)

      (a) Representation. The offeror represents that it / / is, /XX/ is not a small disadvantaged business concern.

      (b) Definitions.

      Asian-Pacific American, as used in this provision, means a United States citizen whose origins are in Japan, China, the Philippines, Vietnam, Korea, Samoa, Guam, the U.S. Trust Territory of the Pacific Islands (Republic of Palau), the Northern Mariana Islands, Laos, Kampuchea (Cambodia), Taiwan, Burma, Thailand, Malaysia, Indonesia, Singapore, Brunei, Republic of the Marshall Islands, or the Federated States of Micronesia.

      Indian tribe, as used in this provision, means any Indian tribe, band, nation, or other organized group or community of Indians, including any Alaska Native Corporation as defined in 13 CFR 124.100 which is recognized as eligible for the special programs and services provided by the U.S. to Indians because of their status as Indians, or which is recognized as such by the State in which such tribe, band, nation, group, or community resides.

      Native Americans, as used in this provision, means American Indians, Eskimos, Aleuts, and native Hawaiians.

      Native Hawaiian Organizations, as used in this provision, means any community service organization serving Native Hawaiians in, and charted as a not-for-profit organization by, the State of Hawaii, which is controlled by Native Hawaiians, and whose business activities will principally benefit such

Native Hawaiians.

      Small business concern, as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in 13 CFR 121.

      Small disadvantaged business concern, as used in this provision, means a small business concern that (a) is at least 51 percent unconditionally owned by one or more individuals who are both socially and economically disadvantaged, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one or more socially and economically disadvantaged individuals and (b) has its management and daily business controlled by one or more such individuals. This term also means a small business concern that is at least 51 percent unconditionally owned by an economically disadvantaged Indian tribe or Native Hawaiian Organization, or a publicly owned business having at least 51 percent of its stock unconditionally owned by one of these entities which has its management and daily business controlled by members of an economically disadvantaged Indian tribe or Native Hawaiian Organization, and which meets the requirements of 13 CFR 124.

      Subcontinent Asian American, as used in this provision, means a United States citizen whose origins are in India, Pakistan, Bangladesh, Sri Lanka, Bhutan, or Nepal.

      (c) Qualified groups. The offeror shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian-Pacific Americans, Subcontinent Asian Americans, and other individuals found to be qualified by SBA under 13 CFR 124. The offeror shall presume that socially and economically disadvantaged entities also include Indian tribes and Native Hawaiian Organizations.

                               (End of provision)

52.219-3 WOMEN-OWNED SMALL BUSINESS REPRESENTATION. (APR 1984)

      (a) Representation. The offeror represents that it / / is, /XX/ is not a women-owned small business concern.

      (b) Definitions.

      "Small business concern," as used in this provision, means a concern, including its affiliates, that is independently owned and operated, not dominant in the field of operation in which it is bidding on Government contracts, and qualified as a small business under the criteria and size standards in 13 CFR 121.

      "Women-owned," as used in this provision, means a small business that is at least 51 percent owned by a woman or women who are U.S. citizens and who also control and operate the business.

                               (End of provision)

52.219-22 SIC CODE AND SMALL BUSINESS SIZE STANDARD. (JAN 1991)

      (a) The standard industrial classification (SIC) code for this acquisition is 8999.

      (b) (1) The small business size standard is $3.5 million.

      (2) The small business size standard for a concern which submits an offer in its own name, other than on a construction or service contract, but which proposes to furnish a product which it did not itself manufacture, is 500 employees.

                               (End of provision)

52.222-19 WALSH-HEALEY PUBLIC CONTRACTS ACT REPRESENTATION. (APR 1984)

N/A

      The offeror represents as a part of this offer that the offeror is / / or is not / / a regular dealer in, or is / / or is not / / a manufacturer of, the supplies offered.

                               (End of provision)

52.222-22 PREVIOUS CONTRACTS AND COMPLIANCE REPORTS. (APR 1984)

      The offeror represents that--

      (a) It /XX/ has, / / has not participated in a previous contract or subcontract subject either to the Equal Opportunity clause of this solicitation, the clause originally contained in Section 310 of Executive Order No. 10925, or the clause contained in Section 201 of Executive Order No. 11114;

      (b) It /XX/ has, / / has not, filed all required compliance reports; and

      (c) Representations indicating submission of required compliance reports, signed by proposed subcontractors, will be obtained before subcontract awards.

                               (End of provision)

52.222-25 AFFIRMATIVE ACTION COMPLIANCE. (APR 1984)

      The offeror represents that (a) it /XX/ has developed and has on file, / / has not developed and does not have on file, at each establishment, affirmative action programs required by the rules and regulations of the Secretary of Labor (41 CFR 60-1 and 60-2), or (b) it / / has not previously had contracts subject to the written affirmative action programs requirement of the rules and regulations of the Secretary of Labor.

                               (End of provision)

52.223-1 CLEAN AIR AND WATER CERTIFICATION. (APR 1984)

The Offeror certifies that--

      (a) Any facility to be used in the performance of this proposed contract is / /, is not /XX/ listed on the Environmental Protection Agency (EPA) List of Violating Facilities;

      (b) The Offeror will immediately notify the Contracting Officer, before award, of the receipt of any communication from the Administrator, or a designee, of the EPA, indicating that any facility that the Offeror proposes to use for the performance of the contract is under consideration to be listed on the EPA List of Violating Facilities; and

      (c) The Offeror will include a certification substantially the same as this certification, including this paragraph (C), in every nonexempt subcontract.

                               (End of provision)

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Page       of       Pages
                        ORDER FOR SUPPLIES OR SERVICES                                                   1
----------------------------------------------------------------------------------------------------------------------------------
       IMPORTANT: Mark all packages and papers with contract and/or order numbers.
----------------------------------------------------------------------------------------------------------------------------------
  1. Date of Order               2. Contract No. (IF ANY)               3. Order No.            4. Requisition/Reference No.
09/11/95                            DTFA0695C30063                         DTFA06-95-F-31577       571338164
----------------------------------------------------------------------------------------------------------------------------------
  5. Issuing Office (ADDRESS CORRESPONDENCE TO)   6.  Ship To: (COSIGNEES AND ADDRESS, ZIP CODE)
DOT/FEDERAL AVIATION ADMINISTRATION                   DOT/FEDERAL AVIATION ADMINISTRA
ACQUISITION & REAL ESTATE, TEA, AS055.08              M/F: WILLIAM FORD 202-267-8970
1701 COLUMBIA AVENUE                                  INFORMATION RESOURCE MANAGEMENT DIVISI
COLLEGE PARK, GEORGIA                                 800 INDEPENDENCE AVENUE, S.W., ROOM 73
                                                      WASHINGTON, DC,
               30337-2714
                                                                       20591
----------------------------------------------------------------------------------------------------------------------------------
  7. To: Contractor (NAME, ADDRESS AND ZIP CODE)                8. Type of Order
                                                                / / A. PURCHASE --Reference your _______________
                       TITAN CORPORATION                       PROPOSAL DTD 9/8/95
                       TITAN SYSTEMS DIVISION                  -------------------------------------------------------------------
                       1900 CAMPUS COMMONS DRIVE, STE 400      Please furnish the following on the terms and
                       RESTON                    VA 22091-     conditions specified on both sides of this order
                                                               and on the attached sheets, if any, including
                                                               delivery as indicated.  This purchase is
                                                               negotiated under authority of:
                                                               -------------------------------------------------------------------
                                                               /X/ B. DELIVERY --Except for billing instructions
                                                               on the reverse, this delivery order is subject to
                                                               instructions contained on this side only of this
                                                               form and is issued subject to the terms and
                                                               conditions of the above-numbered contract.
----------------------------------------------------------------------------------------------------------------------------------
  9. Accounting and Appropriation Data       10. Requisitioning Office
W/582/0/G531/5C1600/2596/98750118                                  AS052
OBLIG TOTAL               [...***...]        -------------------------------------------------------------------------------------
2211 CHARGES              [...***...]        11. Business Classification (CHECK APPROPRIATE BOX(ES))
                                              / / SMALL   /XX/ OTHER THAN SMALL   / /DISADVANTAGED   / / WOMAN OWNED
----------------------------------------------------------------------------------------------------------------------------------
  12. F.O.B. Point                       14. Government B/L No.         15. Deliver to F.O.B. Point      16. Discount Terms
DESTINATION                                                                 On or Before (DATE)
----------------------------------------
  13. Place of Inspection and Acceptance                                          09/15/95
DESTINATION                                                                     THRU 02/01/97                  [...***...]
----------------------------------------------------------------------------------------------------------------------------------
                                    17. Schedule (SEE REVERSE FOR REJECTIONS)
----------------------------------------------------------------------------------------------------------------------------------
Item                                              Quantity                        Unit                          Quantity
 No.                Supplies or Services          Ordered          Unit          Price           Amount         Accepted
 (A)                          (B)                   (C)            (D)            (E)             (F)              (G)
----------------------------------------------------------------------------------------------------------------------------------

       PR FEF: 571338164 -001
  1  SERVICES                                   [...***...]         EA         [...***...]                     [...***...]
       DEVELOP PROOF OF CONCEPT FUNCTIONAL
       COMPONENT OF A REGIONAL INFORMATION
       SYSTEM IN SUPPORT OF ASSURING
       SUSTAINED OPERATION OF NAS DURING
       EMERGENCIES AND DYNAMIC SYSTEM
       CHANGES IN ACCORDANCE WITH TASK
       DESCRIPTION AND CONTRACTOR'S
       PROPOSAL DATED 9/8/95.

       TOTAL PRICE OF TASK: [...***...]
       INCREMENTAL FUNDING IS PROVIDED IN
       THE AMOUNT OF [...***...]

----------------------------------------------------------------------------------------------------------------------------------
                    18. Shipping Point        19. Gross Shipping Weight       20. Invoice No.                    17(H). To
   SEE BILLING                                                                                                     (CONT.
  INSTRUCTIONS                                                                                                     PAGES)
       ON           --------------------------------------------------------------------------------------------------------------
    REVERSE         21. Mail Invoice to: (INCLUDE ZIP CODE) FAA, ATTN: W. P. FORD, AFZ-500                       17(I).
                      (202) 267-8970                         800 INDEPENDANCE AVE., S.E.                           GRAND
                                                             WASHINGTON, DC       20591-           [...***...]     TOTAL
----------------------------------------------------------------------------------------------------------------------------------
 17. UNITED STATES OF AMERICA                                                 23. NAME (TYPED)  (404) 305-5778
        BY (SIGNATURE)           /s/ Marjorie M. Brooks                           MARJORIE M. BROOKS
                                                                                       Title: Contracting/Ordering Officer
----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

09/11/95                           DTFA0695C30063              DTFA06-95-F-31577


       CONTRACTOR SHALL NOT PERFORM WORK
       IN EXCESS OF [...***...] UNTIL FURTHER
       INCREMENTAL FUNDING IS PROVIDED.

       MONTHLY MILESTONE BILLING IS
       INCLUDED IAW ATTACHED SCHEDULE.

ACCT:  W/582/0/G531/5C1600/2596/98750118             OBLG TOTAL:    [...***...]

                      *CONFIDENTIAL TREATMENT REQUESTED

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                       1       2
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLIABLE)
       0011                          01-15-98              871338040
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.04
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                 X       DTFA06-95-F-31577
                                                                                    ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       09-11-95
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)

---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
 X
---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
       FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    /X/ is not,    / / is    required to sign this document and
   return  0  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1  Task Order Number DTFA06-95-F-31577, to Develop Proof of Concept Functional
         Component of Regional Information System (REGIS Development) is hereby modified to include additional incremental funding in the amount of [...***...].






Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                EMANUEL GREEN, JR.
                                                                404-305-5776
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                           BY /s/ Emanuel Green, Jr.                      2/26/98
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                      *CONFIDENTIAL TREATMENT REQUESTED

                                  INSTRUCTIONS

Instructions for items other than those that are self-explanatory, are as follows:

(a) ITEM 1 (CONTRACT ID CODE). Insert the contract type identification code that appears in the title block of the contract being modified.

(b)  ITEM 3 (EFFECTIVE DATE).

     (1) For a solicitation amendment, change order, or administrative change, the effective date shall be the issue date of the amendment, change order, or administrative change.

     (2) For a supplemental agreement, the effective date shall be the date agreed to by the contracting parties.

     (3) For a modification issued as an initial or confirming notice of termination for the convenience of the Government, the effective date and the modification number of the confirming notice shall be the same as the effective date and modification number of the initial notice.

     (4) For a modification converting a termination for default to a termination for the convenience of the Government, the effective date shall be the same as the effective date of the termination for default.

     (5) For a modification confirming the contracting officer's determination of the amount due in settlement of a contract termination, the effective date shall be the same as the effective date of the initial decision.

(c) ITEM 6 (ISSUED BY). Insert the name and address of the issuing office. If applicable, insert the appropriate issuing office code in the code block.

(d) ITEM 8 (NAME AND ADDRESS OF CONTRACTOR). For modifications to a contract or order, enter the contractor's name, address, and code as shown in the original contract or order, unless changed by this or a previous modification.

(e) ITEMS 9, (AMENDMENT OF SOLICITATION NO. - DATED), AND 10, (MODIFICATION OF CONTRACT/ORDER NO. - DATED). Check the appropriate box and in the corresponding blanks insert the number and date of the original solicitation, contract, or order.

(f) ITEM 12 (ACCOUNTING AND APPROPRIATION DATA). When appropriate, indicate the impact of the modification on each affected accounting classification by inserting one of the following entries:

     (1)  Accounting classification .........................................
                Net increase        $........................................

     (2)  Accounting classification .........................................
                Net increase        $........................................

     NOTE: If there are changes to multiple accounting classifications that cannot be placed in block 12, insert an asterisk and the words "See continuation sheet".

(g) ITEM 13. Check the appropriate box to indicate the type of modification. Insert in the corresponding blank the authority under which the modification is issued. Check whether or not contractor must sign this document. (see FAR 43.103.)

(h)  ITEM 14 (DESCRIPTION OF AMENDMENT/MODIFICATION).

     (1) Organize amendments or modifications under the appropriate Uniform Contract Format (UCF) section headings from the applicable solicitation or contract. The UCF table of contents, however, shall not be set forth in this document.

     (2) Indicate the impact of the modification on the overall total contract price by inserting one of the following entries:

         (i)    Total contract price increased by $...........................

         (ii)   Total contract price decreased by $...........................

         (iii)  Total contract price unchanged.

     (3) State reason for modification.

     (4) When removing, reinstating, or adding funds, identify the contract items and accounting classifications.

     (5) When the SF 30 is used to reflect a determination by the contacting officer of the amount due in settlement of a contract terminated for the convenience of the Government, the entry in Item 14 of the modification may be limited to --

         (i)    A reference to the letter determination; and

         (ii) A statement of the net amount determined to be due in settlement of the contract.

     (6) Include subject matter or short title of solicitation/contract where feasible.

(i) ITEM 16B. The contracting officer's signature is not required on solicitations amendments. The contracting officer's signature is normally affixed last on supplemental agreements.

     0011                01-15-98                       DTFA06-95-F-31577

     PR REF.: 871338040 -001
2 SERVICES                    [...***...] EA      [...***...]        [...***...]
     ADDITIONAL INCREMENTAL FUNDING

ACCT: W/801/0/8030/270/2596/                          OBLG TOTAL:    [...***...]
ACCT: 2/982A/0/8070//3130/13071709                    OBLG TOTAL:    [...***...]
ACCT: 2/882A/0/8070//3130/13060549                    OBLG TOTAL:    [...***...]
ACCT: 2/982A/0/8070//3130/13071899                    OBLG TOTAL:    [...***...]


                                      THIS AWARD IS INCREASED BY:    [...***...]
                                                            FROM:    [...***...]
                                                              TO:    [...***...]

******************************** ACCOUNTING DETAILS ****************************

PR NUMBER  RGN  APPR   LIM    C/C     PGM      OBJ      PROJECT #

871338040   W   801     0     8030    270      2596
OBLG TOTAL    [...***...]   TRAN CHG                    .00  2211 CHG        .00

871338040   2   982A    0     8070             3130     13071709
OBLG TOTAL    [...***...]   TRAN CHG                    .00  2211 CHG        .00

871338040   2   882A    0     8070             3130     13060459
OBLG TOTAL    [...***...]   TRAN CHG                    .00  2211 CHG        .00

871338040   2   982A    0     8070             3130     13071899
OBLG TOTAL    [...***...]   TRAN CHG                    .00  2211 CHG        .00

                      *CONFIDENTIAL TREATMENT REQUESTED

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLIABLE)
       0010                          09-19-97              771338101
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.08
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                 X       DTFA06-95-F-31577
                                                                                    ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       09-11-95
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)

---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
 X     FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    /X/ is not,    / / is    required to sign this document and
   return  0  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1  Task Order Number DTFA06-95-F-31577, to Develop Proof of Concept Functional
         Component of Regional Information System (REGIS Development) is modified to include incremental funding in the amount of [...***...].

         Performance time for this task is extended through August 9, 2000.

                               *** End of Modification 0010 ***


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                MARJORIE M. BROOKS
                                                                404-305-5778
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                           BY /s/ Marjorie M. Brooks                      9/19/97
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                      *CONFIDENTIAL TREATMENT REQUESTED

                                  INSTRUCTIONS

Instructions for items other than those that are self-explanatory, are as follows:

(a) ITEM 1 (CONTRACT ID CODE). Insert the contract type identification code that appears in the title block of the contract being modified.

(b)  ITEM 3 (EFFECTIVE DATE).

     (1) For a solicitation amendment, change order, or administrative change, the effective date shall be the issue date of the amendment, change order, or administrative change.

     (2) For a supplemental agreement, the effective date shall be the date agreed to by the contracting parties.

     (3) For a modification issued as an initial or confirming notice of termination for the convenience of the Government, the effective date and the modification number of the confirming notice shall be the same as the effective date and modification number of the initial notice.

     (4) For a modification converting a termination for default to a termination for the convenience of the Government, the effective date shall be the same as the effective date of the termination for default.

     (5) For a modification confirming the contracting officer's determination of the amount due in settlement of a contract termination, the effective date shall be the same as the effective date of the initial decision.

(c) ITEM 6 (ISSUED BY). Insert the name and address of the issuing office. If applicable, insert the appropriate issuing office code in the code block.

(d) ITEM 8 (NAME AND ADDRESS OF CONTRACTOR). For modifications to a contract or order, enter the contractor's name, address, and code as shown in the original contract or order, unless changed by this or a previous modification.

(e) ITEMS 9, (AMENDMENT OF SOLICITATION NO. - DATED), AND 10, (MODIFICATION OF CONTRACT/ORDER NO. - DATED). Check the appropriate box and in the corresponding blanks insert the number and date of the original solicitation, contract, or order.

(f) ITEM 12 (ACCOUNTING AND APPROPRIATION DATA). When appropriate, indicate the impact of the modification on each affected accounting classification by inserting one of the following entries:

     (1)  Accounting classification .........................................
                Net increase        $........................................

     (2)  Accounting classification .........................................
                Net increase        $........................................

     NOTE: If there are changes to multiple accounting classifications that cannot be placed in block 12, insert an asterisk and the words "See continuation sheet".

(g) ITEM 13. Check the appropriate box to indicate the type of modification. Insert in the corresponding blank the authority under which the modification is issued. Check whether or not contractor must sign this document. (see FAR 43.103.)

(h)  ITEM 14 (DESCRIPTION OF AMENDMENT/MODIFICATION).

     (1) Organize amendments or modifications under the appropriate Uniform Contract Format (UCF) section headings from the applicable solicitation or contract. The UCF table of contents, however, shall not be set forth in this document.

     (2) Indicate the impact of the modification on the overall total contract price by inserting one of the following entries:

         (i)    Total contract price increased by $...........................

         (ii)   Total contract price decreased by $...........................

         (iii)  Total contract price unchanged.

     (3) State reason for modification.

     (4) When removing, reinstating, or adding funds, identify the contract items and accounting classifications.

     (5) When the SF 30 is used to reflect a determination by the contacting officer of the amount due in settlement of a contract terminated for the convenience of the Government, the entry in Item 14 of the modification may be limited to --

         (i)    A reference to the letter determination; and

         (ii) A statement of the net amount determined to be due in settlement of the contract.

     (6) Include subject matter or short title of solicitation/contract where feasible.

(i) ITEM 16B. The contracting officer's signature is not required on solicitations amendments. The contracting officer's signature is normally affixed last on supplemental agreements.

     0010                09-19-97                       DTFA06-95-F-31577


                                      THIS AWARD IS INCREASED BY:    [...***...]
                                                            FROM:    [...***...]
                                                              TO:    [...***...]

******************************** ACCOUNTING DETAILS ****************************

PR NUMBER  RGN  APPR   LIM    C/C     PGM      OBJ      PROJECT #

771338101   W   701     0     8030    270      3105
OBLG TOTAL      [...***...]  TRAN CHG                    .00  2211 CHG      .00

771338101   2   701     0     8043    216      2105
OBLG TOTAL      [...***...]  TRAN CHG                    .00  2211 CHG      .00

                      *CONFIDENTIAL TREATMENT REQUESTED

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLIABLE)
       0009                          09-02-97              771338085
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.08
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                 X       DTFA06-95-F-31577
                                                                                    ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       09-11-95
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    W/701/0/8030/270/2596/                                                                                 [...***...]
---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
 X     FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    /X/ is not,    / / is    required to sign this document and
   return  0  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1  Task Order DTFA06-95-F-31577, Develop Proof of Concept Functional Component
         of Regional Information System (REGIS Development) is hereby modified to include incremental funding in the amount of [...***...].
                               *** End of Modification 0009 ***

                                      THIS AWARD IS INCREASED BY:     [...***...]
                                                            FROM:     [...***...]
                                                              TO:     [...***...]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                MARJORIE M. BROOKS
                                                                404-305-5778
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                           BY /s/ Marjorie M. Brooks                      9/2/97
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                        * CONFIDENTIAL TREATMENT REQUESTED

                                  INSTRUCTIONS

Instructions for items other than those that are self-explanatory, are as follows:

(a) ITEM 1 (CONTRACT ID CODE). Insert the contract type identification code that appears in the title block of the contract being modified.

(b)  ITEM 3 (EFFECTIVE DATE).

     (1) For a solicitation amendment, change order, or administrative change, the effective date shall be the issue date of the amendment, change order, or administrative change.

     (2) For a supplemental agreement, the effective date shall be the date agreed to by the contracting parties.

     (3) For a modification issued as an initial or confirming notice of termination for the convenience of the Government, the effective date and the modification number of the confirming notice shall be the same as the effective date and modification number of the initial notice.

     (4) For a modification converting a termination for default to a termination for the convenience of the Government, the effective date shall be the same as the effective date of the termination for default.

     (5) For a modification confirming the contracting officer's determination of the amount due in settlement of a contract termination, the effective date shall be the same as the effective date of the initial decision.

(c) ITEM 6 (ISSUED BY). Insert the name and address of the issuing office. If applicable, insert the appropriate issuing office code in the code block.

(d) ITEM 8 (NAME AND ADDRESS OF CONTRACTOR). For modifications to a contract or order, enter the contractor's name, address, and code as shown in the original contract or order, unless changed by this or a previous modification.

(e) ITEMS 9, (AMENDMENT OF SOLICITATION NO. - DATED), AND 10, (MODIFICATION OF CONTRACT/ORDER NO. - DATED). Check the appropriate box and in the corresponding blanks insert the number and date of the original solicitation, contract, or order.

(f) ITEM 12 (ACCOUNTING AND APPROPRIATION DATA). When appropriate, indicate the impact of the modification on each affected accounting classification by inserting one of the following entries:

     (1)  Accounting classification .........................................
                Net increase        $........................................

     (2)  Accounting classification .........................................
                Net increase        $........................................

     NOTE: If there are changes to multiple accounting classifications that cannot be placed in block 12, insert an asterisk and the words "See continuation sheet".

(g) ITEM 13. Check the appropriate box to indicate the type of modification. Insert in the corresponding blank the authority under which the modification is issued. Check whether or not contractor must sign this document. (see FAR 43.103.)

(h)  ITEM 14 (DESCRIPTION OF AMENDMENT/MODIFICATION).

     (1) Organize amendments or modifications under the appropriate Uniform Contract Format (UCF) section headings from the applicable solicitation or contract. The UCF table of contents, however, shall not be set forth in this document.

     (2) Indicate the impact of the modification on the overall total contract price by inserting one of the following entries:

         (i)    Total contract price increased by $...........................

         (ii)   Total contract price decreased by $...........................

         (iii)  Total contract price unchanged.

     (3) State reason for modification.

     (4) When removing, reinstating, or adding funds, identify the contract items and accounting classifications.

     (5) When the SF 30 is used to reflect a determination by the contacting officer of the amount due in settlement of a contract terminated for the convenience of the Government, the entry in Item 14 of the modification may be limited to --

         (i)    A reference to the letter determination; and

         (ii) A statement of the net amount determined to be due in settlement of the contract.

     (6) Include subject matter or short title of solicitation/contract where feasible.

(i) ITEM 16B. The contracting officer's signature is not required on solicitations amendments. The contracting officer's signature is normally affixed last on supplemental agreements.

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLIABLE)
       0008                          07-08-97              771338068
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.08
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                 X       DTFA06-95-F-31577
                                                                                    ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       09-11-95
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    W/701/0/8030/270/2596/                                                                                 [...***...]
---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
 X     FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    /X/ is not,    / / is    required to sign this document and
   return  0  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1  Task Order DTFA06-95-F-31577, to Develop Proof of Concept Functional Component
         of Regional Information System (REGIS Development) is modified to include incremental funding in the amount of [...***...].
                               *** End of Modification 0008 ***

                                      THIS AWARD IS INCREASED BY:     [...***...]
                                                            FROM:     [...***...]
                                                              TO:     [...***...]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                MARJORIE M. BROOKS
                                                                404-305-5778
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                           BY /s/ Marjorie M. Brooks                      7/8/97
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                       * CONFIDENTIAL TREATMENT REQUESTED

                                  INSTRUCTIONS

Instructions for items other than those that are self-explanatory, are as follows:

(a) ITEM 1 (CONTRACT ID CODE). Insert the contract type identification code that appears in the title block of the contract being modified.

(b)  ITEM 3 (EFFECTIVE DATE).

     (1) For a solicitation amendment, change order, or administrative change, the effective date shall be the issue date of the amendment, change order, or administrative change.

     (2) For a supplemental agreement, the effective date shall be the date agreed to by the contracting parties.

     (3) For a modification issued as an initial or confirming notice of termination for the convenience of the Government, the effective date and the modification number of the confirming notice shall be the same as the effective date and modification number of the initial notice.

     (4) For a modification converting a termination for default to a termination for the convenience of the Government, the effective date shall be the same as the effective date of the termination for default.

     (5) For a modification confirming the contracting officer's determination of the amount due in settlement of a contract termination, the effective date shall be the same as the effective date of the initial decision.

(c) ITEM 6 (ISSUED BY). Insert the name and address of the issuing office. If applicable, insert the appropriate issuing office code in the code block.

(d) ITEM 8 (NAME AND ADDRESS OF CONTRACTOR). For modifications to a contract or order, enter the contractor's name, address, and code as shown in the original contract or order, unless changed by this or a previous modification.

(e) ITEMS 9, (AMENDMENT OF SOLICITATION NO. - DATED), AND 10, (MODIFICATION OF CONTRACT/ORDER NO. - DATED). Check the appropriate box and in the corresponding blanks insert the number and date of the original solicitation, contract, or order.

(f) ITEM 12 (ACCOUNTING AND APPROPRIATION DATA). When appropriate, indicate the impact of the modification on each affected accounting classification by inserting one of the following entries:

     (1)  Accounting classification .........................................
                Net increase        $........................................

     (2)  Accounting classification .........................................
                Net increase        $........................................

     NOTE: If there are changes to multiple accounting classifications that cannot be placed in block 12, insert an asterisk and the words "See continuation sheet".

(g) ITEM 13. Check the appropriate box to indicate the type of modification. Insert in the corresponding blank the authority under which the modification is issued. Check whether or not contractor must sign this document. (see FAR 43.103.)

(h)  ITEM 14 (DESCRIPTION OF AMENDMENT/MODIFICATION).

     (1) Organize amendments or modifications under the appropriate Uniform Contract Format (UCF) section headings from the applicable solicitation or contract. The UCF table of contents, however, shall not be set forth in this document.

     (2) Indicate the impact of the modification on the overall total contract price by inserting one of the following entries:

         (i)    Total contract price increased by $...........................

         (ii)   Total contract price decreased by $...........................

         (iii)  Total contract price unchanged.

     (3) State reason for modification.

     (4) When removing, reinstating, or adding funds, identify the contract items and accounting classifications.

     (5) When the SF 30 is used to reflect a determination by the contacting officer of the amount due in settlement of a contract terminated for the convenience of the Government, the entry in Item 14 of the modification may be limited to --

         (i)    A reference to the letter determination; and

         (ii) A statement of the net amount determined to be due in settlement of the contract.

     (6) Include subject matter or short title of solicitation/contract where feasible.

(i) ITEM 16B. The contracting officer's signature is not required on solicitations amendments. The contracting officer's signature is normally affixed last on supplemental agreements.

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLIABLE)
       0007                          05-29-97              771338057                       71689
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.08
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                 X       DTFA06-95-F-31577
                                                                                    ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       09-11-95
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    Z/982A/0/8070/000000/2596/44071689                                                                     [...***...]
---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
 X     FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    /X/ is not,    / / is    required to sign this document and
   return  0  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1  Task Order DTFA06-95-F-31577, to Develop Proof of Concept Functional Component
         of Regional Information System (REGIS Development) is modified to include incremental funding in the amount of [...***...].
                               *** End of Modification 0007 ***

                                      THIS AWARD IS INCREASED BY:     [...***...]
                                                            FROM:     [...***...]
                                                              TO:     [...***...]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                MARJORIE M. BROOKS
                                                                404-305-5778
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                           BY /s/ Marjorie M. Brooks                      5/29/97
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                       *CONFIDENTIAL TREATMENT REQUESTED

                                  INSTRUCTIONS

Instructions for items other than those that are self-explanatory, are as follows:

(a) ITEM 1 (CONTRACT ID CODE). Insert the contract type identification code that appears in the title block of the contract being modified.

(b)  ITEM 3 (EFFECTIVE DATE).

     (1) For a solicitation amendment, change order, or administrative change, the effective date shall be the issue date of the amendment, change order, or administrative change.

     (2) For a supplemental agreement, the effective date shall be the date agreed to by the contracting parties.

     (3) For a modification issued as an initial or confirming notice of termination for the convenience of the Government, the effective date and the modification number of the confirming notice shall be the same as the effective date and modification number of the initial notice.

     (4) For a modification converting a termination for default to a termination for the convenience of the Government, the effective date shall be the same as the effective date of the termination for default.

     (5) For a modification confirming the contracting officer's determination of the amount due in settlement of a contract termination, the effective date shall be the same as the effective date of the initial decision.

(c) ITEM 6 (ISSUED BY). Insert the name and address of the issuing office. If applicable, insert the appropriate issuing office code in the code block.

(d) ITEM 8 (NAME AND ADDRESS OF CONTRACTOR). For modifications to a contract or order, enter the contractor's name, address, and code as shown in the original contract or order, unless changed by this or a previous modification.

(e) ITEMS 9, (AMENDMENT OF SOLICITATION NO. - DATED), AND 10, (MODIFICATION OF CONTRACT/ORDER NO. - DATED). Check the appropriate box and in the corresponding blanks insert the number and date of the original solicitation, contract, or order.

(f) ITEM 12 (ACCOUNTING AND APPROPRIATION DATA). When appropriate, indicate the impact of the modification on each affected accounting classification by inserting one of the following entries:

     (1)  Accounting classification .........................................
                Net increase        $........................................

     (2)  Accounting classification .........................................
                Net increase        $........................................

     NOTE: If there are changes to multiple accounting classifications that cannot be placed in block 12, insert an asterisk and the words "See continuation sheet".

(g) ITEM 13. Check the appropriate box to indicate the type of modification. Insert in the corresponding blank the authority under which the modification is issued. Check whether or not contractor must sign this document. (see FAR 43.103.)

(h)  ITEM 14 (DESCRIPTION OF AMENDMENT/MODIFICATION).

     (1) Organize amendments or modifications under the appropriate Uniform Contract Format (UCF) section headings from the applicable solicitation or contract. The UCF table of contents, however, shall not be set forth in this document.

     (2) Indicate the impact of the modification on the overall total contract price by inserting one of the following entries:

         (i)    Total contract price increased by $...........................

         (ii)   Total contract price decreased by $...........................

         (iii)  Total contract price unchanged.

     (3) State reason for modification.

     (4) When removing, reinstating, or adding funds, identify the contract items and accounting classifications.

     (5) When the SF 30 is used to reflect a determination by the contacting officer of the amount due in settlement of a contract terminated for the convenience of the Government, the entry in Item 14 of the modification may be limited to --

         (i)    A reference to the letter determination; and

         (ii) A statement of the net amount determined to be due in settlement of the contract.

     (6) Include subject matter or short title of solicitation/contract where feasible.

(i) ITEM 16B. The contracting officer's signature is not required on solicitations amendments. The contracting officer's signature is normally affixed last on supplemental agreements.

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLIABLE)
       0006                          05-06-97              771338049
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.08
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                 X       DTFA06-95-F-31577
                                                                                    ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       09-11-95
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    W/701/0/8030/270/2596/                                                                                 [...***...]
---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
       FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
 X     FAR 52.243-4
---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    / / is not,    /X/ is    required to sign this document and
   return  2  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1  Task Order DTFA06-95-F-31577, Develop Proof of Concept Functional Component
         of Regional Information System (REGIS Development) is modified to include additional incremental funding in the amount of [...***...].
                               *** End of Modification 0006 ***

                                      THIS AWARD IS INCREASED BY:    [...***...]
                                                            FROM:    [...***...]
                                                              TO:    [...***...]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
     Peggy A. Owens                                             MARJORIE M. BROOKS
     Contracts Manager                                          404-305-5778
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

     /s/ Peggy A. Owens                      12 May 97     BY /s/ Marjorie M. Brooks                      8/4/97
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                      *CONFIDENTIAL TREATMENT REQUESTED

                                  INSTRUCTIONS

Instructions for items other than those that are self-explanatory, are as follows:

(a) ITEM 1 (CONTRACT ID CODE). Insert the contract type identification code that appears in the title block of the contract being modified.

(b)  ITEM 3 (EFFECTIVE DATE).

     (1) For a solicitation amendment, change order, or administrative change, the effective date shall be the issue date of the amendment, change order, or administrative change.

     (2) For a supplemental agreement, the effective date shall be the date agreed to by the contracting parties.

     (3) For a modification issued as an initial or confirming notice of termination for the convenience of the Government, the effective date and the modification number of the confirming notice shall be the same as the effective date and modification number of the initial notice.

     (4) For a modification converting a termination for default to a termination for the convenience of the Government, the effective date shall be the same as the effective date of the termination for default.

     (5) For a modification confirming the contracting officer's determination of the amount due in settlement of a contract termination, the effective date shall be the same as the effective date of the initial decision.

(c) ITEM 6 (ISSUED BY). Insert the name and address of the issuing office. If applicable, insert the appropriate issuing office code in the code block.

(d) ITEM 8 (NAME AND ADDRESS OF CONTRACTOR). For modifications to a contract or order, enter the contractor's name, address, and code as shown in the original contract or order, unless changed by this or a previous modification.

(e) ITEMS 9, (AMENDMENT OF SOLICITATION NO. - DATED), AND 10, (MODIFICATION OF CONTRACT/ORDER NO. - DATED). Check the appropriate box and in the corresponding blanks insert the number and date of the original solicitation, contract, or order.

(f) ITEM 12 (ACCOUNTING AND APPROPRIATION DATA). When appropriate, indicate the impact of the modification on each affected accounting classification by inserting one of the following entries:

     (1)  Accounting classification .........................................
                Net increase        $........................................

     (2)  Accounting classification .........................................
                Net increase        $........................................

     NOTE: If there are changes to multiple accounting classifications that cannot be placed in block 12, insert an asterisk and the words "See continuation sheet".

(g) ITEM 13. Check the appropriate box to indicate the type of modification. Insert in the corresponding blank the authority under which the modification is issued. Check whether or not contractor must sign this document. (see FAR 43.103.)

(h)  ITEM 14 (DESCRIPTION OF AMENDMENT/MODIFICATION).

     (1) Organize amendments or modifications under the appropriate Uniform Contract Format (UCF) section headings from the applicable solicitation or contract. The UCF table of contents, however, shall not be set forth in this document.

     (2) Indicate the impact of the modification on the overall total contract price by inserting one of the following entries:

         (i)    Total contract price increased by $...........................

         (ii)   Total contract price decreased by $...........................

         (iii)  Total contract price unchanged.

     (3) State reason for modification.

     (4) When removing, reinstating, or adding funds, identify the contract items and accounting classifications.

     (5) When the SF 30 is used to reflect a determination by the contacting officer of the amount due in settlement of a contract terminated for the convenience of the Government, the entry in Item 14 of the modification may be limited to --

         (i)    A reference to the letter determination; and

         (ii) A statement of the net amount determined to be due in settlement of the contract.

     (6) Include subject matter or short title of solicitation/contract where feasible.

(i) ITEM 16B. The contracting officer's signature is not required on solicitations amendments. The contracting officer's signature is normally affixed last on supplemental agreements.

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLIABLE)
       0005                          02-11-97              771338030
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.08
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                 X       DTFA06-95-F-31577
                                                                                    ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       09-11-95
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    2/701/0/8021/270/2596/                                                                                 [...***...]
---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
       FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
 X     FAR 52.243-4
---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    / / is not,    /X/ is    required to sign this document and
   return  2  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1  Task Order DTFA06-95-F-31577, Develop Proof of Concept Functional Component
         of Regional Information System (REGIS Development) is modified to include incremental funding in the amount of [...***...].

         Performance under this task order is extended for a period of eighteen (18) months through August 9, 1998.

                               *** End of Modification 0005 ***

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
     Sherrie R. Manuel                                          MARJORIE M. BROOKS
     Contracts Representative                                   404-305-5778
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

     /s/ Sherrie R. Manuel                   19 FEB 97     BY /s/ Marjorie M. Brooks                      4/4/97
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                     * CONFIDENTIAL TREATMENT REQUESTED

                                  INSTRUCTIONS

Instructions for items other than those that are self-explanatory, are as follows:

(a) ITEM 1 (CONTRACT ID CODE). Insert the contract type identification code that appears in the title block of the contract being modified.

(b)  ITEM 3 (EFFECTIVE DATE).

     (1) For a solicitation amendment, change order, or administrative change, the effective date shall be the issue date of the amendment, change order, or administrative change.

     (2) For a supplemental agreement, the effective date shall be the date agreed to by the contracting parties.

     (3) For a modification issued as an initial or confirming notice of termination for the convenience of the Government, the effective date and the modification number of the confirming notice shall be the same as the effective date and modification number of the initial notice.

     (4) For a modification converting a termination for default to a termination for the convenience of the Government, the effective date shall be the same as the effective date of the termination for default.

     (5) For a modification confirming the contracting officer's determination of the amount due in settlement of a contract termination, the effective date shall be the same as the effective date of the initial decision.

(c) ITEM 6 (ISSUED BY). Insert the name and address of the issuing office. If applicable, insert the appropriate issuing office code in the code block.

(d) ITEM 8 (NAME AND ADDRESS OF CONTRACTOR). For modifications to a contract or order, enter the contractor's name, address, and code as shown in the original contract or order, unless changed by this or a previous modification.

(e) ITEMS 9, (AMENDMENT OF SOLICITATION NO. - DATED), AND 10, (MODIFICATION OF CONTRACT/ORDER NO. - DATED). Check the appropriate box and in the corresponding blanks insert the number and date of the original solicitation, contract, or order.

(f) ITEM 12 (ACCOUNTING AND APPROPRIATION DATA). When appropriate, indicate the impact of the modification on each affected accounting classification by inserting one of the following entries:

     (1)  Accounting classification .........................................
                Net increase        $........................................

     (2)  Accounting classification .........................................
                Net increase        $........................................

     NOTE: If there are changes to multiple accounting classifications that cannot be placed in block 12, insert an asterisk and the words "See continuation sheet".

(g) ITEM 13. Check the appropriate box to indicate the type of modification. Insert in the corresponding blank the authority under which the modification is issued. Check whether or not contractor must sign this document. (see FAR 43.103.)

(h)  ITEM 14 (DESCRIPTION OF AMENDMENT/MODIFICATION).

     (1) Organize amendments or modifications under the appropriate Uniform Contract Format (UCF) section headings from the applicable solicitation or contract. The UCF table of contents, however, shall not be set forth in this document.

     (2) Indicate the impact of the modification on the overall total contract price by inserting one of the following entries:

         (i)    Total contract price increased by $...........................

         (ii)   Total contract price decreased by $...........................

         (iii)  Total contract price unchanged.

     (3) State reason for modification.

     (4) When removing, reinstating, or adding funds, identify the contract items and accounting classifications.

     (5) When the SF 30 is used to reflect a determination by the contacting officer of the amount due in settlement of a contract terminated for the convenience of the Government, the entry in Item 14 of the modification may be limited to --

         (i)    A reference to the letter determination; and

         (ii) A statement of the net amount determined to be due in settlement of the contract.

     (6) Include subject matter or short title of solicitation/contract where feasible.

(i) ITEM 16B. The contracting officer's signature is not required on solicitations amendments. The contracting officer's signature is normally affixed last on supplemental agreements.

     0005                02-11-97                       DTFA06-95-F-31577



                                      THIS AWARD IS INCREASED BY:    [...***...]
                                                            FROM:    [...***...]
                                                              TO:    [...***...]

                        * CONFIDENTIAL TREATMENT REQUESTED

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLIABLE)
       0004                          09-30-96              671338136
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.08
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                 X       DTFA06-95-F-31577
                                                                                    ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       09-11-95
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    SEE ATTACHED
---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
 X     CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
       FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    /X/ is not,    / / is    required to sign this document and
   return  0  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1  Task Order DTFA06-95-F-31577, Develop Proof of Concept Functional Component
         of Regional Information System (REGIS Development) is modified to include incremental funding in the amount of  [...***...].
                               *** End of Modification 0004 ***


                                      THIS AWARD IS INCREASED BY:    [...***...]
                                                            FROM:    [...***...]
                                                              TO:    [...***...]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                MARJORIE M. BROOKS
                                                                404-305-5778
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                           BY /s/ Marjorie M. Brooks                      10/18/96
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                      *CONFIDENTIAL TREATMENT REQUESTED

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLIABLE)
       0003                          09-10-96              671338119                       PR#60681
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.08
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                 X       DTFA06-95-F-31577
                                                                                    ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       09-11-95
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)

---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
 X     CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
       FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    /X/ is not,    / / is    required to sign this document and
   return  0  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1  Task Order DTFA06-95-F-31577, Develop Proof of Concept Functional Component
         of Regional Information System (REGIS Development) is modified to include incremental funding in the amount of [...***...].

                               *** End of Modification 0003 ***


                                      THIS AWARD IS INCREASED BY:    [...***...]
                                                            FROM:    [...***...]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                MARJORIE M. BROOKS
                                                                404-305-5778
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                           BY /s/ Marjorie M. Brooks                      9/10/96
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                      *CONFIDENTIAL TREATMENT REQUESTED

                                  INSTRUCTIONS

Instructions for items other than those that are self-explanatory, are as follows:

(a) ITEM 1 (CONTRACT ID CODE). Insert the contract type identification code that appears in the title block of the contract being modified.

(b)  ITEM 3 (EFFECTIVE DATE).

     (1) For a solicitation amendment, change order, or administrative change, the effective date shall be the issue date of the amendment, change order, or administrative change.

     (2) For a supplemental agreement, the effective date shall be the date agreed to by the contracting parties.

     (3) For a modification issued as an initial or confirming notice of termination for the convenience of the Government, the effective date and the modification number of the confirming notice shall be the same as the effective date and modification number of the initial notice.

     (4) For a modification converting a termination for default to a termination for the convenience of the Government, the effective date shall be the same as the effective date of the termination for default.

     (5) For a modification confirming the contracting officer's determination of the amount due in settlement of a contract termination, the effective date shall be the same as the effective date of the initial decision.

(c) ITEM 6 (ISSUED BY). Insert the name and address of the issuing office. If applicable, insert the appropriate issuing office code in the code block.

(d) ITEM 8 (NAME AND ADDRESS OF CONTRACTOR). For modifications to a contract or order, enter the contractor's name, address, and code as shown in the original contract or order, unless changed by this or a previous modification.

(e) ITEMS 9, (AMENDMENT OF SOLICITATION NO. - DATED), AND 10, (MODIFICATION OF CONTRACT/ORDER NO. - DATED). Check the appropriate box and in the corresponding blanks insert the number and date of the original solicitation, contract, or order.

(f) ITEM 12 (ACCOUNTING AND APPROPRIATION DATA). When appropriate, indicate the impact of the modification on each affected accounting classification by inserting one of the following entries:

     (1)  Accounting classification .........................................
                Net increase        $........................................

     (2)  Accounting classification .........................................
                Net increase        $........................................

     NOTE: If there are changes to multiple accounting classifications that cannot be placed in block 12, insert an asterisk and the words "See continuation sheet".

(g) ITEM 13. Check the appropriate box to indicate the type of modification. Insert in the corresponding blank the authority under which the modification is issued. Check whether or not contractor must sign this document. (see FAR 43.103.)

(h)  ITEM 14 (DESCRIPTION OF AMENDMENT/MODIFICATION).

     (1) Organize amendments or modifications under the appropriate Uniform Contract Format (UCF) section headings from the applicable solicitation or contract. The UCF table of contents, however, shall not be set forth in this document.

     (2) Indicate the impact of the modification on the overall total contract price by inserting one of the following entries:

         (i)    Total contract price increased by $...........................

         (ii)   Total contract price decreased by $...........................

         (iii)  Total contract price unchanged.

     (3) State reason for modification.

     (4) When removing, reinstating, or adding funds, identify the contract items and accounting classifications.

     (5) When the SF 30 is used to reflect a determination by the contacting officer of the amount due in settlement of a contract terminated for the convenience of the Government, the entry in Item 14 of the modification may be limited to --

         (i)    A reference to the letter determination; and

         (ii) A statement of the net amount determined to be due in settlement of the contract.

     (6) Include subject matter or short title of solicitation/contract where feasible.

(i) ITEM 16B. The contracting officer's signature is not required on solicitations amendments. The contracting officer's signature is normally affixed last on supplemental agreements.

     0003                09-10-96                       DTFA06-95-F-31577

                                                              TO:    [...***...]

******************************** ACCOUNTING DETAILS ****************************

PR NUMBER  RGN  APPR   LIM    C/C     PGM      OBJ      PROJECT #

671338119   W   682A    0     G531    4A0700   2596     98750116
OBLG TOTAL     [...***...]  TRAN CHG                    .00  2211 CHG        .00

671338119   W   601     0     8030    250      2596
OBLG TOTAL     [...***...]  TRAN CHG                    .00  2211 CHG        .00

                      *CONFIDENTIAL TREATMENT REQUESTED

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLIABLE)
       0002                          08-16-96              671338106
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.08
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                 X       DTFA06-95-F-31577
                                                                                    ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       09-11-95
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    W/682A/0/G531/4A0700/2596/98750116                                                                    [...***...]
---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
 X     CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
       FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    / / is not,    /X/ is    required to sign this document and
   return  2  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1  Task Order DTFA06-95-F-31577, Develop Proof of Concept Functional Component
         of Regional Information System (REGIS Development) is modified to include incremental funding in the amount of [...***...].

                               *** End of Modification 0002 ***


                                      THIS AWARD IS INCREASED BY:    [...***...]
                                                            FROM:    [...***...]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
     Sherrie R. Manuel, Contracts Representative                MARJORIE M. BROOKS
                                                                404-305-5778
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

     /s/ Sherrie R. Manuel                   27 AUG 96     BY /s/ Marjorie M. Brooks                      11/25/96
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                      *CONFIDENTIAL TREATMENT REQUESTED

                                  INSTRUCTIONS

Instructions for items other than those that are self-explanatory, are as follows:

(a) ITEM 1 (CONTRACT ID CODE). Insert the contract type identification code that appears in the title block of the contract being modified.

(b)  ITEM 3 (EFFECTIVE DATE).

     (1) For a solicitation amendment, change order, or administrative change, the effective date shall be the issue date of the amendment, change order, or administrative change.

     (2) For a supplemental agreement, the effective date shall be the date agreed to by the contracting parties.

     (3) For a modification issued as an initial or confirming notice of termination for the convenience of the Government, the effective date and the modification number of the confirming notice shall be the same as the effective date and modification number of the initial notice.

     (4) For a modification converting a termination for default to a termination for the convenience of the Government, the effective date shall be the same as the effective date of the termination for default.

     (5) For a modification confirming the contracting officer's determination of the amount due in settlement of a contract termination, the effective date shall be the same as the effective date of the initial decision.

(c) ITEM 6 (ISSUED BY). Insert the name and address of the issuing office. If applicable, insert the appropriate issuing office code in the code block.

(d) ITEM 8 (NAME AND ADDRESS OF CONTRACTOR). For modifications to a contract or order, enter the contractor's name, address, and code as shown in the original contract or order, unless changed by this or a previous modification.

(e) ITEMS 9, (AMENDMENT OF SOLICITATION NO. - DATED), AND 10, (MODIFICATION OF CONTRACT/ORDER NO. - DATED). Check the appropriate box and in the corresponding blanks insert the number and date of the original solicitation, contract, or order.

(f) ITEM 12 (ACCOUNTING AND APPROPRIATION DATA). When appropriate, indicate the impact of the modification on each affected accounting classification by inserting one of the following entries:

     (1)  Accounting classification .........................................
                Net increase        $........................................

     (2)  Accounting classification .........................................
                Net increase        $........................................

     NOTE: If there are changes to multiple accounting classifications that cannot be placed in block 12, insert an asterisk and the words "See continuation sheet".

(g) ITEM 13. Check the appropriate box to indicate the type of modification. Insert in the corresponding blank the authority under which the modification is issued. Check whether or not contractor must sign this document. (see FAR 43.103.)

(h)  ITEM 14 (DESCRIPTION OF AMENDMENT/MODIFICATION).

     (1) Organize amendments or modifications under the appropriate Uniform Contract Format (UCF) section headings from the applicable solicitation or contract. The UCF table of contents, however, shall not be set forth in this document.

     (2) Indicate the impact of the modification on the overall total contract price by inserting one of the following entries:

         (i)    Total contract price increased by $...........................

         (ii)   Total contract price decreased by $...........................

         (iii)  Total contract price unchanged.

     (3) State reason for modification.

     (4) When removing, reinstating, or adding funds, identify the contract items and accounting classifications.

     (5) When the SF 30 is used to reflect a determination by the contacting officer of the amount due in settlement of a contract terminated for the convenience of the Government, the entry in Item 14 of the modification may be limited to --

         (i)    A reference to the letter determination; and

         (ii) A statement of the net amount determined to be due in settlement of the contract.

     (6) Include subject matter or short title of solicitation/contract where feasible.

(i) ITEM 16B. The contracting officer's signature is not required on solicitations amendments. The contracting officer's signature is normally affixed last on supplemental agreements.

     0002                08-16-96                       DTFA06-95-F-31577

                                                              TO:    [...***...]

                      *CONFIDENTIAL TREATMENT REQUESTED

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLIABLE)
       0001                          06-05-96              671338062                       50118
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.08
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                 X       DTFA06-95-F-31577
                                                                                    ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       09-11-95
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    W/782A/0/G531/3A0200/2596/98750118                                                                    [...***...]
---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(x) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
       FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)
---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
 X     FAR 52.243-4
---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    / / is not,    /X/ is    required to sign this document and
   return  2  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1  Task Order DTFA06-95-F-31577, Develop Proof of Concept Functional Component
         of Regional Information System in Support of Assuring Sustained Operation of
         NAS During Emergencies and Dynamic System Changes is modified to include incremental funding in the amount of [...***...].

                               *** End of Modification 0001 ***


                                      THIS AWARD IS INCREASED BY:    [...***...]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
     Sherrie R. Manuel, Contracts Representative                MARJORIE M. BROOKS
                                                                404-305-5778
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

     /s/ Sherrie R. Manuel                   6/13/96       BY /s/ Marjorie M. Brooks                      7/10/96
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                      *CONFIDENTIAL TREATMENT REQUESTED

                                  INSTRUCTIONS

Instructions for items other than those that are self-explanatory, are as follows:

(a) ITEM 1 (CONTRACT ID CODE). Insert the contract type identification code that appears in the title block of the contract being modified.

(b)  ITEM 3 (EFFECTIVE DATE).

     (1) For a solicitation amendment, change order, or administrative change, the effective date shall be the issue date of the amendment, change order, or administrative change.

     (2) For a supplemental agreement, the effective date shall be the date agreed to by the contracting parties.

     (3) For a modification issued as an initial or confirming notice of termination for the convenience of the Government, the effective date and the modification number of the confirming notice shall be the same as the effective date and modification number of the initial notice.

     (4) For a modification converting a termination for default to a termination for the convenience of the Government, the effective date shall be the same as the effective date of the termination for default.

     (5) For a modification confirming the contracting officer's determination of the amount due in settlement of a contract termination, the effective date shall be the same as the effective date of the initial decision.

(c) ITEM 6 (ISSUED BY). Insert the name and address of the issuing office. If applicable, insert the appropriate issuing office code in the code block.

(d) ITEM 8 (NAME AND ADDRESS OF CONTRACTOR). For modifications to a contract or order, enter the contractor's name, address, and code as shown in the original contract or order, unless changed by this or a previous modification.

(e) ITEMS 9, (AMENDMENT OF SOLICITATION NO. - DATED), AND 10, (MODIFICATION OF CONTRACT/ORDER NO. - DATED). Check the appropriate box and in the corresponding blanks insert the number and date of the original solicitation, contract, or order.

(f) ITEM 12 (ACCOUNTING AND APPROPRIATION DATA). When appropriate, indicate the impact of the modification on each affected accounting classification by inserting one of the following entries:

     (1)  Accounting classification .........................................
                Net increase        $........................................

     (2)  Accounting classification .........................................
                Net increase        $........................................

     NOTE: If there are changes to multiple accounting classifications that cannot be placed in block 12, insert an asterisk and the words "See continuation sheet".

(g) ITEM 13. Check the appropriate box to indicate the type of modification. Insert in the corresponding blank the authority under which the modification is issued. Check whether or not contractor must sign this document. (see FAR 43.103.)

(h)  ITEM 14 (DESCRIPTION OF AMENDMENT/MODIFICATION).

     (1) Organize amendments or modifications under the appropriate Uniform Contract Format (UCF) section headings from the applicable solicitation or contract. The UCF table of contents, however, shall not be set forth in this document.

     (2) Indicate the impact of the modification on the overall total contract price by inserting one of the following entries:

         (i)    Total contract price increased by $...........................

         (ii)   Total contract price decreased by $...........................

         (iii)  Total contract price unchanged.

     (3) State reason for modification.

     (4) When removing, reinstating, or adding funds, identify the contract items and accounting classifications.

     (5) When the SF 30 is used to reflect a determination by the contacting officer of the amount due in settlement of a contract terminated for the convenience of the Government, the entry in Item 14 of the modification may be limited to --

         (i)    A reference to the letter determination; and

         (ii) A statement of the net amount determined to be due in settlement of the contract.

     (6) Include subject matter or short title of solicitation/contract where feasible.

(i) ITEM 16B. The contracting officer's signature is not required on solicitations amendments. The contracting officer's signature is normally affixed last on supplemental agreements.

     0001                06-05-96                       DTFA06-95-F-31577

                                                            FROM:    [...***...]
                                                              TO:    [...***...]

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  1
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD:      11-SEP-1995          CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION:   27-SEP-1999             DTFA0695C30063                        DTFA0695F31577                        13
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
 TITAN SYSTEMS DIVISION                                             DOT/FAA
 1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
 SUITE 400                                                          PO Box 45719
 RESTON, VA 22091                                                   Atlanta, GA  30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
 Sherry Manuel                                                     ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
 703-758-5642                                                      PO Box 20636
                                                                   Atlanta, GA 30320

--------------------------------------------------------------
F.O.B. POINT:    Destination        SHIP VIA:  Best Means

DISCOUNT TERMS:  Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD:       [...***...]

Donna M. Bonner                                                                           FROM:       [...***...]
404-305-5987
                                                                           AWARD IS CHANGED BY:       [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / /is, / / is not required to sign this document and return __ copies to the issuing office.   OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:  Donna M. Bonner

                                                                    BY:
DATE SIGNED:                                                        Emanuel Green Jr                DATE SIGNED: 30 Sep 99
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
 12  Provide incremental funding to the REGIS        [...***...]    Each             [...***...]           [...***...]
     contract, task DTFA06-95-F-31577


               REQUISITION NO. 9901876      PRI CODE: 5-4

     SHIPMENT  AWA                                                                   QUANTITY
                                                                                     --------
     #1      800 Independence Ave, SW                                              [...***...]
             Washington, DC 20951


               W.901-.0--.---270---.8030--.252B.480100.-.--.-.-------                 AMOUNT
                                                                                      ------
NOTE TO VENDOR                                                                    [...***...]

Task Order Number DTFA06-95-F-31577 to Develop Proof of Concept Funtional Component of Regional Information System (REGIS
Development) is hereby modified to include additional incremental funding in the amount of [...***...].


There are no other changes for Modification No. 0022.

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  1
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 11-SEP-1995                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 27-SEP-1995             DTFA0695C30063                         DFTA069F31577                               12
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT: Destination           SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / / is, / / is not required to sign this document and return __ copies to the issuing office.  OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY:
DATE SIGNED:                                                        /s/ Emanuel Green, Jr.        DATE SIGNED: 9/27/99
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
11 Provide incremental funding for REGIS contract     [...***...]   Each             [...***...]           [...***...]
   for task #DTFA06-95-F-31577


               REQUISITION NO. 9901862       PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY
     #1  800 Independence Ave, SW                                                    --------
         Washington, DC 20951                                                       [...***...]


         W.901-.0--.---.270---.8030--.252B.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                  [...***...]
NOTE TO VENDOR
Task Order Number DTFA06-95-F-31577 to Develop Proof of Concept Funtional Component of Regional Information System (REGIS
Development) is hereby modified to include additional incremental funding in the amount of [...***...].

There are no other changes for Modification No. 0021.


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  1
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 11-SEP-1995                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 27-SEP-1995             DTFA0695C30063                         DFTA069F31577                               11
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT: Destination           SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / / is, / / is not required to sign this document and return __ copies to the issuing office.  OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Donna M. Bonner
DATE SIGNED:                                                            Donna M Bonner            DATE SIGNED: 9/30/99
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
10 Provide incremental funding to the REGIS contract.  [...***...]  Each             [...***...]           [...***...]
   Task DTFA06-95-F31577

   Non-ISO 9000                       PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9901852       PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY
     #1  800 Independence Ave, SW                                                    --------
         Washington, DC 20951                                                       [...***...]
     MARK FOR: Melanie Boteler

         W.901-.0--.---.270---.8030--.252B.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                  [...***...]
NOTE TO VENDOR
Task Order Number DTFA06-95-F-31577 to Develop Proof of Concept Funtional Component of Regional Information System (REGIS
Development) is hereby modified to include additional incremental funding in the amount of [...***...].

There are no other changes for Modification No. 0020.


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  4
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 11-SEP-1995                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 29-SEP-1995             DTFA0695C30063                         DFTA069F31577                               10
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT: Destination           SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / /is, / / is not required to sign this document and return __ copies to the issuing office.   OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY:
DATE SIGNED:                                                        /s/ Donna M Bonner            DATE SIGNED: 9/29/99
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
1 DEVELOPMENMT OF THE REGIS SYSTEM                   [...***...]   US Dollar         [...***...]          [...***...]


                                           PLACE OF INSPECTION AND ACCEPTANCE: Destination


     SHIPMENT ASO                                                                    QUANTITY
     #1  PO Box 20636                                                                --------
         Atlanta, GA 30320                                                        [...***...]


         W.901-.0--.---.270---.8030---.252B.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

***LINE 2 WAS CANCELLED***
NOTE TO VENDOR


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     2  of  4
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 11-SEP-1995                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 29-SEP-1999             DTFA0695C30063                         DTFA069F31577                               10
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
3 This procurement will obligate funds to the task   [...***...]    Each             [...***...]          [...***...]
  order DTFA06-95-F-31577 development and deployment
  of the Regional Information System (REGIS) and
  incremental funding of [...***...].

Non-ISO 9000                               PLACE OF INSPECTION AND ACCEPTANCE: Destination

         REQUISITION NO. 9900694            PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY
     #1  800 Independence Ave, SW                                                    --------
         Washington, DC 20951                                                     [...***...]

MARK FOR: Boteler, Melanie

         W.901-.0--.---.270---.8030---.252B.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

NOTE TO VENDOR
Task Order Number DTFA06-95-F-31577, to Develop Proof of Concept Functional Components of Regional Information System (REGIS
Development) is hereby modified to include additional funding in the amount of [...***...].

There are not other changes for Modification No. 0013.

Task Order Number DTFA06-95-F-31577, to Develop Proof of Concept Functional Components of Regional Information System (REGIS
Development) is hereby extends the period of performance.

Performance time for this task is extended through August 9, 20001.

                End of Modification No. 0014.

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
4 To provide incremental funding to the REGIS        [...***...]    Each             [...***...]          [...***...]
  CONTRACT for Task #DTFA06-95-F-31577.

Non-ISO 9000                               PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9901417       PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY
     #1  800 Independence Ave, SW                                                    --------
         Washington, DC 20951                                                       [...***...]

MARK FOR: Boteler, Melanie

         7.982W.0--.---.810---.8056---.2596.480100.-.--.-.00097789-
                                                                                      AMOUNT
                                                                                      ------
                                                                                  [...***...]

NOTE TO VENDOR
Task Order Number DTFA06-95-F-31577, to Develop Proof of Concept Functional Component of Regional Information System (REGIS
Development) is hereby modified to include additional funding in the amount of [...***...].

There are no other changes for Modification No. 0015.


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     3  of  4
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 11-SEP-1995                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 29-SEP-1999             DTFA0695C30063                         DTFA0695F31577                              10
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
5 To provide incremental funding to the REGIS        [...***...]    Each            [...***...]           [...***...]
  Contract. Task #DTFA06-95-F-31577.

Non-ISO 9000                                  PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9901471       PRI CODE: 5-4

     SHIPMENT 76943ANF                                                               QUANTITY      DELIVER BY
     #1  6943AN FEDERAL AVIATION ADMIN                                               --------      ----------
         ASO-420                                                                    [...***...]   27-AUG-1999
         1701 COLUMBIA AVE
         COLLEGE PARK, GA 303372745

MARK FOR: Melanie Boteler

         7.982W.0--.---.810---.8056---.2596.480100.-.--.-.00097789-
                                                                                      AMOUNT
                                                                                      ------
                                                                                  [...***...]

NOTE TO VENDOR
Task Order Number DTFA06-95-F-31577, to Develop Proof of Concept Funtional Component of Regional Information System (REGIS
Development) is hereby modified to include additional incremental funding in the amount of [...***...].

There are no other changes for Modification No. 0016.

***LINE 6 WAS CANCELLED***
***LINE 7 WAS CANCELLED***


LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
8 To provide incremental funding to the REGIS        [...***...]    Each             [...***...]           [...***...]
  contract for Task Order #DTFA-95-31577.

Non-ISO 9000

               REQUISITION NO. 9901586       PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY
     #1  800 Independence Ave, SW                                                    --------
         Washington, DC 20951                                                       [...***...]

         W.901-.0--.---.270---.8030---.3105.480100.-.--.-.--------
                                                                                      AMOUNT
                                                                                      ------
                                                                                    [...***...]

NOTE TO VENDOR
Task Order Number DTFA06-95-F-31577, to Develop Proof of Concept Funtional Component of Regional Information System (REGIS
Development) is hereby modified to include additional incremental funding in the amount of [...***...].

There are no other changes for Modification No. 0017.


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION
                                                                                                                    4  of  4
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 11-SEP-1995                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 29-SEP-1999             DTFA0695C30063                         DTFA0695F31577                              10
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
9 This procurement will obligate funds to the task    [...***...]   Each             [...***...]           [...***...]
  order DTFA06-95-F-31577 development and deployment
  of the Regional Information System (REGIS) and
  incremental funding of [...***...].

  Non-ISO 9000

               REQUISITION NO. 9901360       PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY
     #1  800 Independence Ave, SW                                                    --------
         Washington, DC 20951                                                       [...***...]

         W.901-.0--.---.270---.8A50---.252B.480100.-.--.-.--------
                                                                                      AMOUNT
                                                                                      ------
                                                                                  [...***...]

NOTE TO VENDOR
Task Order Number DTFA06-95-F-31577 to Develop Proof of Concept Funtional Component of Regional Information System (REGIS
Development) is hereby modified to include additional incremental funding in the amount of [...***...].

There are no other changes for Modification No. 0018.

This Modification is written to correct the accounting codes for PR 9901586 and 9901360.

There are no other changes for Modification No. 0019.


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLICABLE)
       0009                          09-02-97              771338085
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.08
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                 X       DTFA06-95-F-31577
                                                                                    ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       09-11-95
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    W/701/0/8030/270/2596/                                                                                [...***...]
---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
 X     FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    /X/ is not,    / / is    required to sign this document and
   return  0  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1. Task Order DTFA06-95-F-31577, Develop Proof of Concept Functional
         Component of Regional Information System (REGIS Development) is modified to include incremental funding in the amount of [...***...].
                               *** End of Modification 0009 ***



                                      THIS AWARD IS INCREASED BY:   [...***...]
                                                            FROM:   [...***...]
                                                              TO:   [...***...]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                MARJORIE M. BROOKS
                                                                404-305-5778
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                           BY /s/ Marjorie M. Brooks                      9/2/97
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                      *CONFIDENTIAL TREATMENT REQUESTED

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLICABLE)
       0008                          07-08-97              771338068
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.08
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                 X       DTFA06-95-F-31577
                                                                                    ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       09-11-95
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    W/701/0/8030/270/2596/                                                                                [...***...]
---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
 X     FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    /X/ is not,    / / is    required to sign this document and
   return  0  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1  Task Order DTFA06-95-F-31577, Develop Proof of Concept Functional
         Component of Regional Information System (REGIS Development) is modified to include incremental funding in the amount of [...***...].
                               *** End of Modification 0008 ***



                                      THIS AWARD IS INCREASED BY:   [...***...]
                                                            FROM:   [...***...]
                                                              TO:   [...***...]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                MARJORIE M. BROOKS
                                                                404-305-5778
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                           BY /s/ Marjorie M. Brooks                      7/8/97
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                      *CONFIDENTIAL TREATMENT REQUESTED

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLICABLE)
       0007                          05-29-97              771338057                       71689
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.08
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                 X       DTFA06-95-F-31577
                                                                                    ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       09-11-95
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    2/982A/0/8070/000000/2596/44071689                                                                    [...***...]
---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
 X     FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    /X/ is not,    / / is    required to sign this document and
   return  0  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1  Task Order DTFA06-95-F-31577, Develop Proof of Concept Functional
         Component of Regional Information System (REGIS Development) is modified to include incremental funding in the amount of [...***...].
                               *** End of Modification 0007 ***



                                      THIS AWARD IS INCREASED BY:   [...***...]
                                                            FROM:   [...***...]
                                                              TO:   [...***...]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                MARJORIE M. BROOKS
                                                                404-305-5778
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                           BY /s/ Marjorie M. Brooks                      5/29/97
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  1
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 11-SEP-1995                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 27-SEP-1999             DTFA0695C30063                         DTFA0695F31577                               6
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT: Destination           SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / /is, / / is not required to sign this document and return __ copies to the issuing office.   OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Donna M Bonner
DATE SIGNED:                                                        Donna M Bonner                DATE SIGNED: 27 Sep 99
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
6 To provide incremental funding to the REGIS        [...***...]    Each             [...***...]           [...***...]
  contract for Task Order #DTFA-95-31577

            REQUISITION NO. 9901586           PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY
     #1  800 Independence Ave, SW                                                    --------
         Washington, DC 20951                                                      [...***...]


         W.901-.0--.---.270---.8030---.3105.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

NOTE TO VENDOR
Task Order DTFA06-95-F-31577, to Develop Proof of Concept Funtional Component of Regional Information System (REGIS Development)
is hereby modfied to include additional incremental funding in the amount of [...***...].

There are no other changes for Modification No. 0017.

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  1
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 11-SEP-1995                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION:                         DTFA0695C30063                         DTFA0695F31577                          5
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT: Destination           SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / / is, / / is not required to sign this document and return __ copies to the issuing office.  OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Donna M. Bonner
DATE SIGNED:                                                        Donna M. Bonner               DATE SIGNED: 15 Sep 99
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
5  To provide incremental funding to the
   REGIS Contract.                                   [...***...]    Each             [...***...]           [...***...]
   Task #DTFA06-95-F-31577.


               REQUISITION NO. 9901471       PRI CODE: 5-4

     SHIPMENT  76943ANF                                                              QUANTITY              DELIVERY BY
     #1  6943AN FEDERAL AVIATION ADMIN                                               --------              -----------
         ASO-420                                                                    [...***...]              27-AUG-1999
         1701 COLUMBIA AVE
         COLLEGE PARK, GA 303372745

         7.982W.0--.---.810---.8056--.2596.480100.-.--.-.00097789-
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]
NOTE TO VENDOR
Task Order Number DTFA06-95-F-31577, to Develop Proof of Concept Funtional Component of Regional Information System (REGIS
Development) is hereby modified to include additional incremental funding in the amount of [...***...].

There are no other changes for Modification No. 0016.

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  1
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 11-SEP-1995                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION:                         DTFA0695C30063                         DTFA0695F31577                          4
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT: Destination           SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / / is, / / is not required to sign this document and return __ copies to the issuing office.  OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Donna M. Bonner
DATE SIGNED:                                                        Donna M. Bonner               DATE SIGNED: 8/18/99
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
4  To provide incremental funding to the             [...***...]    Each             [...***...]           [...***...]
   REGIS CONTRACT for Task #DTFA06-95-F-31577.



               REQUISITION NO. 9901417       PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY
     #1  800 Independence Ave, SW                                                    --------
         Washington, DC 20951                                                       [...***...]


         7.982W.0--.---.810---.8056--.2596.480100.-.--.-.00097789-
                                                                                      AMOUNT
                                                                                      ------
                                                                                  [...***...]
NOTE TO VENDOR
Task Order Number DTFA06-95-F-31577, to Develop Proof of Concept Funtional Component of Regional Information System (REGIS
Development) is hereby modified to include additional incremental funding in the amount of [...***...].

There are no other changes for Modification No. 0015.


----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  2
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 11-SEP-1995                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION:                         DTFA0695C30063                         DTFA0695F31577                          3
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT: Destination           SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / / is, / / is not required to sign this document and return __ copies to the issuing office.  OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Emanuel Green, Jr.
DATE SIGNED:                                                        Emanuel Green Jr              DATE SIGNED: 4/26/99
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
1  DEVELOPMENT OF THE REGIS SYSTEM                   [...***...]   US Dollar         [...***...]           [...***...]



                                              PLACE OF INSPECTION AND ACCEPTANCE: Destination

     SHIPMENT ASO                                                                    QUANTITY
     #1  PO Box 20636                                                                --------
         Atlanta, GA 30320                                                        [...***...]


         W.901-.0--.---.270---.8030--.252B.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                  [...***...]

*** LINE 2 WAS CANCELLED ***

----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     2  of  2
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 11-SEP-1995                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION:                         DTFA0695C30063                         DTFA0695F31577                          3
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
3  This procurement will obligate funds to          [...***...]     Each             [...***...]          [...***...]
   the task order DTFA06-95-F-31577 development
   and deployment of the Regional Information
   System (REGIS) and incremental funding of
   [...***...]



               REQUISITION NO. 9900694       PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY
     #1  800 Independence Ave, SW                                                    --------
         Washington, DC 20951                                                     [...***...]


         W.901-.0--.---.270---.8030--.252B.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

NOTE TO VENDOR
Task Order Number DTFA06-95-F-31577, to Develop Proof of Concept Functional Components of Regional Information System (REGIS
Development) is hereby modified to include additional funding in the amount of [...***...].

There are not other changes for Modification No. 0013.

Task Order Number DTFA06-95-F-31577, to Develop Proof of Concept Functional Components of Regional Information System (REGIS
Development) is hereby extends the period of performance.

Performance time for this task is extended through August 9, 20001.

                         End of Modification No. 0014.

----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLIABLE)
       0002                          08-16-96              671338106
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.08
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                         DTFA06-95-F-31577
                                                                                 X  ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       09-11-95
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    W/682A/0/G531/4A0700/2596/98750116                                                                    [...***...]
---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
 X     FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    / / is not,    /X/ is    required to sign this document and
   return  2  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1  Task Order DTFA06-95-F-31577, Develop Proof of Concept Functional
         Component of Regional Information System (REGIS Development) is modified to include incremental funding in the amount of [...***...].

                               *** End of Modifiction 0002 ***


                                      THIS AWARD IS INCREASED BY: [...***...]
                                                            FROM: [...***...]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
     Sherrie R. Manuel, Contracts Representative                MARJORIE M. BROOKS
                                                                404-305-5778
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

     /s/ Sherrie R. Manuel                   27 AUG 96     BY /s/ Marjorie M. Brooks                      11/25/96
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                      *CONFIDENTIAL TREATMENT REQUESTED

     0002                08-16-96                       DTFA06-95-F-31577

                                                              TO: [...***...]

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  2
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 11-SEP-1995                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 24-FEB-1999                                                    DFTA069F31577                           1
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT: Destination           SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / / is, / / is not required to sign this document and return __ copies to the issuing office.  OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Emanuel Green, Jr.
DATE SIGNED:                                                        Emanuel Green, Jr.             DATE SIGNED: 2/24/99
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
1  DEVELOPMENT OF THE REGIS SYSTEM                  [...***...]    US Dollar        [...***...]           [...***...]



                                              PLACE OF INSPECTION AND ACCEPTANCE: Destination

     SHIPMENT ASO                                                                    QUANTITY
     #1  PO Box 20636                                                                --------
         Atlanta, GA 30320                                                        [...***...]


         W.901-.0--.---.270---.8030--.252B.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]


----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------

                                * CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     2  of  2
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 11-SEP-1995                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 24-FEB-1999                                                    DTFA069F31577                           1
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
2  This procurement will obligate funds to           [...***...]    Each             [...***...]           [...***...]
   the task order DTFA06-95-F-31577 development
   and deployment of the Regional Information
   System (REGIS) and incremental funding of
   [...***...]



               REQUISITION NO. 9900694       PRI CODE: 5-4

     SHIPMENT AWA                                                                   QUANTITY
     #1  800 Independence Ave, SW                                                   --------
         Washington, DC 20951                                                     [...***...]


         W.901-.0--.---.270---.8030--.252B.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

NOTE TO VENDOR
Task Order Number DTFA06-95-F-31577, to Develop Proof of Concept Funtional Component of Regional Information System (REGIS
Development) is hereby modified to include additional incremental funding in the amount of [...***...]

There are not other changes for Modification No. 0013.

----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------

                       * CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Page       of       Pages
                        ORDER FOR SUPPLIES OR SERVICES                                                   1       1
----------------------------------------------------------------------------------------------------------------------------------
       IMPORTANT: Mark all packages and papers with contract and/or order numbers.
----------------------------------------------------------------------------------------------------------------------------------
  1. Date of Order               2. Contract No. (IF ANY)               3. Order No.            4. Requisition/Reference No.
09/01/98                            DTFA06-95-C-30063                      DTFA06-98-F-31222       871338083
----------------------------------------------------------------------------------------------------------------------------------
  5. Issuing Office (ADDRESS CORRESPONDENCE TO)   6.  Ship To: (COSIGNEES AND ADDRESS, ZIP CODE)
DOT/FEDERAL AVIATION ADMINISTRATION                   DOT/FEDERAL AVIATION ADMINISTRA
ACQUISITION & REAL ESTATE BRAN, AS055A                M/F: WILLIAM P. FORD 202-267-8970
P.O. BOX 20636                                        FEDERAL AVIATION ADMINISTRATION
ATLANTA              , GA                             800 INDEPENDENCE AVE., S.W.,
                                                      WASHINGTON, DC
               30320-0000
                                                                       20591
----------------------------------------------------------------------------------------------------------------------------------
  7. To: Contractor (NAME, ADDRESS AND ZIP CODE)                8. Type of Order
                                                                / / A. PURCHASE --Reference your _______________
                       TITAN CORPORATION
                       TITAN SYSTEMS DIVISION                  -------------------------------------------------------------------
                       1900 CAMPUS COMMONS DRIVE, STE 400      Please furnish the following on the terms and
                       RESTON                    VA 22091-     conditions specified on both sides of this order
                                                               and on the attached sheets, if any, including
                                                               delivery as indicated.  This purchase is
                                                               negotiated under authority of:
                                                               -------------------------------------------------------------------
                                                               /X/ B. DELIVERY --Except for billing instructions
                                                               on the reverse, this delivery order is subject to
                                                               instructions contained on this side only of this
                                                               form and is issued subject to the terms and
                                                               conditions of the above-numbered contract.
----------------------------------------------------------------------------------------------------------------------------------
  9. Accounting and Appropriation Data       10. Requisitioning Office
W/801/0/2250/151/2596/                                          AS052
OBLIG TOTAL            [...***...]           -------------------------------------------------------------------------------------
2211 CHARGES                  .00            11. Business Classification (CHECK APPROPRIATE BOX(ES))
                                              / / SMALL   /XX/ OTHER THAN SMALL   / /DISADVANTAGED   / / WOMAN OWNED
----------------------------------------------------------------------------------------------------------------------------------
  12. F.O.B. Point                       14. Government B/L No.         15. Deliver to F.O.B. Point      16. Discount Terms
DESTINATION                                                                 On or Before (DATE)
----------------------------------------
  13. Place of Inspection and Acceptance                                          08/01/98
DESTINATION                                                                     THRU 09/30/98                        [...***...]
----------------------------------------------------------------------------------------------------------------------------------
                                    17. Schedule (SEE REVERSE FOR REJECTIONS)
----------------------------------------------------------------------------------------------------------------------------------
Item                                              Quantity                        Unit                          Quantity
 No.                Supplies or Services          Ordered          Unit          Price           Amount         Accepted
 (A)                          (B)                   (C)            (D)            (E)             (F)              (G)
----------------------------------------------------------------------------------------------------------------------------------

   **  NOTE TO FAA ACCOUNTING:  REMITTANCE ADDRESS SAME AS BLOCK 7 ABOVE **

       PR REF: 871338083 -001
  1  SERVICES                              [...***...]             EA            [...***...]                  [...***...]
       DEVELOP AN INTER-ACTIVE WEB PAGE
       SERVER AND BEGIN DEVELOPMENT OF AN
       AIR TRAFFIC PERFROMANCE TOOL SET IN
       ACCORDANCE WITH THE ATTACHED STATEMENT
       OF WORK.

----------------------------------------------------------------------------------------------------------------------------------
                    18. Shipping Point        19. Gross Shipping Weight       20. Invoice No.                    17(H). To
   SEE BILLING                                                                                                     (CONT.
  INSTRUCTIONS                                                                                                     PAGES)
       ON           --------------------------------------------------------------------------------------------------------------
    REVERSE         21. Mail Invoice to: (INCLUDE ZIP CODE)         DOT/FAA, ASO-22B                             17(I).
                      (404) 305-7060                         P.O. Box 45719                                        GRAND
                                                             Atlanta, Georgia       30320-        [...***...]      TOTAL
----------------------------------------------------------------------------------------------------------------------------------
 17. UNITED STATES OF AMERICA                                                 23. NAME (TYPED)  (404) 305-5987
        BY (SIGNATURE)           /s/ Donna M. Bonner                              DONNA M. BONNER
                                                                                       Title: Contracting/Ordering Officer
----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

                               STATEMENT OF WORK

                     INTERACTIVE WEB PAGES FOR AIR TRAFFIC

OVERALL DESCRIPTION

The contractor shall provide a set of interactive web-based applications to the Air Traffic community to support administrative and programmatic business functions under the auspices of the Air Traffic Information Resources Management Program.

Air Traffic has asserted that information is a corporate asset. The Air Traffic Information Resources Management Program office is committed to providing a set of tools to the AT user community to enable the creation, dissemination and sharing of relevant information. The interactive tools to be developed by the contractor shall provide the capability for enhanced information distribution via the FAA's Intranet environment. This effort will result in facilitating work and decision making processes to the Air Traffic workforce in a timely manner. All work is required to be performed by the contractor by September 30, 1998.

The following interactive web-based products and analytical functions will be produced by the contractor:

PAY RECLASSIFICATION

The Pay Reclassification Web Site will provide a basic capability for the AT Directorate that includes information about the Pay Reclassification, facility base and conversion pay tables, and an individual pay calculator.

The web site will:
Provide timely information in an easily accessible form to all users on the FAA
       Intranet regarding pay reclassification by displaying documents, policies, and memorandum dealing with the pay reclassification and provide links to other websites that contain information relating to the pay reclassification.
Provide the foundation for calculating facility conversion pay by displaying base pay, pay conversion, pay band equivalents, and facility summary tables for each facility. There are currently over 300 facilities.
Provide the foundation for calculating individual conversion pay by presenting a wizard-type format section on the web for calculating an individual's conversion pay. The wizard will guide the user through various fields and then calculate their specific conversion pay. In order to move away from the old system of steps, the wizard will prompt the user to enter the percentage above the base.

LABOR RELATIONS

The web site will address the following major Labor Management Relations'
(LMR) business functions:

-      Contract negotiation history
-      Contract Annotations
-      Partnerships
-      Memorandums of Understanding
-      Security

The interactive web site for the Labor Management Relations Division, ATX-500, will:

       - Provide timely information in an easily accessible form to Headquarters and Regional personnel regarding various Labor/Management Relations (LMR) topics;
       - Provide the foundation for a larger research capability for the entire FAA LMR function:
       - Provide the foundation for a collaborative capability for the entire FAA LMR function.
These requirements define the initial capability needed by ATX-500 to begin improving the availability of information and the work processes associated with the various LMR activities conducted in the National Headquarters and the Regions.

AIR TRAFFIC ORGANIZATIONAL WEB-SITES

The contractor shall develop web-sites to support other Air Traffic organizations located in headquarters. These organizational entities are:

Air Traffic Service-AAT-1
AT Airspace Management-ATA
AT Operations - ATO

The web page will be developed based on the AT Resource Management web design
(ATX). The ATX web site provides the capability for the ATX directorate that includes information about significant activities, employees, quarterly program review items and regional locator functionality. The site also provides each Division with a divisional home page from which extensions can be built.

PERSONNEL LOCATOR/PHONE BOOK

The entry of personnel phone book information will be integrated into the Air Traffic Web site infrastructure to facilitate the decentralized, yet controlled, entry of the data. The resulting database will be used as the foundation for the Air Traffic Personnel Locator to be implemented across multiple web sites.

This task will:
Determine the requirements for a Personnel Locator database, to include all data items required for the FAA Automated Phone Book.
Determine the requirements for the phone book data entry and reporting functions to be hosted on a web site.
Determine the Air Traffic web site to best host the phone book data entry and reporting functions.
Design and implement the phone book data entry and reporting functions.

BUSINESS PROCESS REENGINEERING FOR REGIONAL AIR TRAFFIC QUARTERLY PROGRAM REVIEW

The contractor shall conduct a business process reengineering effort to assess and validate the Quarterly program review process at each regional Air Traffic organization. The analysis will result in providing to the FAA a set of recommended approaches toward standardizing the process throughout all regional offices through web-based technology.

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  1
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 01-SEP-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 26-OCT-1999             DTFA0695C30063                         DTFA0698F31222                               6
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT: Destination           SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / /is, / / is not required to sign this document and return __ copies to the issuing office.   OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Emanuel Green, Jr.
                                                                       -----------------------
DATE SIGNED:                                                        Emanuel Green Jr              DATE SIGNED: 10/26/99
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
19 Modification of TITAN Contract (First two         [...***...]    Each             [...***...]          [...***...]
   quarters) (subject to availability of funds)

   Non-ISO 9000                             PLACE OF INSPECTION AND ACCEPTANCE: Destination


         REQUISITION NO. 0000234               PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY             DELIVER BY
     # 1  800 Independence Ave, SW                                                   --------             ----------
          Washington, DC 20951                                                    [...***...]            01-OCT-1999


     MARK FOR:  Evelyn Berrios, 202-267-9799
         W.001-.0--.---.151---.2250---.252B.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                  [...***...]

NOTE TO VENDOR
RE: TASK ORDER NUMBER DTFA06-98-F-31222 TO DEVELOP AN INTER-ACTIVE WEB PAGE SERVER AND BEGIN DEVELOPMENT OF AIR TRAFFIC
PERFROMANCE TOOL SET IS HEREBY MODIFIED TO INCREMENTAL SERVICES.

a. Add Incremental Funding in the amount of [...***...].
b. There are no other changes for Modification No. 0005.

----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  2
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 01-SEP-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION:                         DTFA0695C30063                         DTFA0698F31222                               5
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT:   Destination         SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30

----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / /is, / / is not required to sign this document and return __ copies to the issuing office.   OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Donna M Bonner
                                                                       ---------------------
DATE SIGNED:                                                        Donna M Bonner              DATE SIGNED: 09/30/99
----------------------------------------------------------------------------------------------------------------------------------

NOTE TO VENDOR
RE: TASK ORDER NUMBER DTFA06-98-F-31222 TO DEVELOP AN INTER-ACTIVE WEB PAGE SERVER AND BEGIN DEVELOPMENT OF AIR TRAFFIC
PERFORMANCE TOOL SET IS HEREBY MODIFIED TO INCREMENTAL SERVICES.

a. Add Incremental Funding in the amount of [...***...].

b. Increase the order from [...***...] to read [...***...] an increase of [...***...].

c. Extend the period of performance to September 20, 2001.

d. There are no other changes for Modification No. 0001.


LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
18 Database - Operational Data Store Development and  [...***...]   Each             [...***...]          [...***...]
   Integration with CRU-X Software

         REQUISITION NO. 9901817               PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY             DELIVER BY
     # 1  800 Independence Ave, SW                                                   --------             ----------
          Washington, DC 20951                                                      [...***...]           27-SEP-1999


         W.901-.0--.---.151---.2250---.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

----------------------------------------------------------------------------------------------------------------------------------
                      *CONFIDENTIAL TREATMENT REQUESTED




----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     2  of  2
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 01-SEP-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION:                         DTFA0695C30063                         DTFA0698F31222                               5
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------

NOTE TO VENDOR

RE: TASK ORDER NUMBER DTFA06-98-F-31222 TO DEVELOP AN INTER-ACTIVE WEB PAGE SERVER AND BEGIN DEVELOPMENT OF AIR TRAFFIC
PERFROMANCE TOOL SET IS HEREBY MODIFIED TO INCREMENTAL SERVICES.

a. Add Incremental Funding in the amount of [...***...]

b. There are no other changes for Modification No. 0004.

----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  1
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 01-SEP-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION:                         DTFA0695C30063                         DTFA0698F31222                               4
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT:   Destination         SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30

----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / /is, / / is not required to sign this document and return __ copies to the issuing office.   OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Donna M Bonner
                                                                       ----------------------
DATE SIGNED:                                                        Donna M Bonner              DATE SIGNED: 09/30/99
----------------------------------------------------------------------------------------------------------------------------------

NOTE TO VENDOR
RE: TASK ORDER NUMBER DTFA06-98-F-31222 TO DEVELOP AN INTER-ACTIVE WEB PAGE SERVER AND BEGIN DEVELOPMENT OF AIR TRAFFIC
PERFROMANCE TOOL SET IS HEREBY MODIFIED TO INCREMENTAL SERVICES.

a. Add Incremental Funding in the amount of [...***...].

b. Increase the order from [...***...] to read [...***...] an increase of [...***...].

c. Extend the period of performance to September 20, 2001.

d. There are no other changes for Modification No. 0001.

*** LINE 15 WAS CANCELLED ***
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
15 Modification of TITAN Contract (First two quarters) [...***...]  Each             [...***...]          [...***...]
   (Subject to availability of funds)


     SHIPMENT AWA                                                                    QUANTITY             DELIVER BY
     # 1  800 Independence Ave, SW                                                   --------             ----------
          Washington, DC 20951                                                      [...***...]           01-OCT-1999

----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  2
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 01-SEP-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION:                         DTFA0695C30063                         DTFA0698F31222                               3
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT: Destination           SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / /is, / / is not required to sign this document and return __ copies to the issuing office.   OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Emanuel Green, Jr.
                                                                       ---------------------------
DATE SIGNED:                                                                                        DATE SIGNED: 09/28/99
----------------------------------------------------------------------------------------------------------------------------------
NOTE TO VENDOR
RE: TASK ORDER NUMBER DTFA06-98-F-31222 TO DEVELOP AN INTER-ACTIVE WEB PAGE SERVER AND BEGIN DEVELOPMENT OF AIR TRAFFIC
PERFROMANCE TOOL SET IS HEREBY MODIFIED TO INCREMENTAL SERVICES.

a. Add Incremental Funding in the amount of [...***...].

b. Increase the order from [...***...] to read [...***...] an increase of [...***...].

c. Extend the period of performance to September 20, 2001.

d. There are no other changes for Modification No. 0001.


LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
15 Modification of TITAN Contract (First two         [...***...]    Each             [...***...]           [...***...]
   quarters) (Subject to availability of funds)


         REQUISITION NO. 0000234               PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY             DELIVER BY
     # 1  800 Independence Ave, SW                                                   --------             ----------
          Washington, DC 20951                                                      [...***...]           01-OCT-1999


         W.001-.0--.---.151---.2250---.252B.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     2  of  2
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 01-SEP-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION:                         DTFA0695C30063                         DTFA0698F31222                               3
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
16 Modification of TITAN Contract                    [...***...]    Each             [...***...]           [...***...]


         REQUISITION NO. 9901473               PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY             DELIVER BY
     # 1  800 Independence Ave, SW                                                   --------             ----------
          Washington, DC 20951                                                     [...***...]            24-AUG-1999


         W.901-.0--.---.151---.2250---.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                  [...***...]

----------------------------------------------------------------------------------------------------------------------------------

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
17 Modification of TITAN Contract                    [...***...]    Each             [...***...]           [...***...]


         REQUISITION NO. 9901473               PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY             DELIVER BY
     # 1  800 Independence Ave, SW                                                   --------             ----------
          Washington, DC 20951                                                     [...***...]            24-AUG-1999


         W.082A.0--.---.2A0400.2020--.2596.480100.-.--.-.98750618-
                                                                                      AMOUNT
                                                                                      ------
                                                                                  [...***...]

NOTE TO VENDOR
RE: TASK ORDER NUMBER DTFA06-98-F-31222 TO DEVELOP AN INTER-ACTIVE WEB PAGE SERVER AND BEGIN DEVELOPMENT OF AIR TRAFFIC
PERFROMANCE TOOL SET IS HEREBY MODIFIED TO INCREMENTAL SERVICES.

a. Add Incremental Funding in the amount of [...***...].

b. Increase the order from [...***...] to [...***...] an increase of [...***...].

c. There are no other changes for Modification No. 0003.

----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  6
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 01-SEP-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 25-MAY-1999             DTFA0695C30063                         DTFA0698F31222                               2
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT: Destination           SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / / is, / / is not required to sign this document and return __ copies to the issuing office.  OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Emanuel Green, Jr.
                                                                    --------------------------
DATE SIGNED:                                                        Emanuel Green Jr.             DATE SIGNED: 5/25/99
----------------------------------------------------------------------------------------------------------------------------------
NOTE TO VENDOR
RE: TASK ORDER NUMBER DTFA06-98-F-31222 TO DEVELOP AN INTER-ACTIVE WEB PAGE SERVER AND BEGIN DEVELOPMENT OF AIR TRAFFIC
PERFROMANCE TOOL SET IS HEREBY MODIFIED TO INCREMENTAL SERVICES.

a. Add Incremental Funding in the amount of [...***...].

b. Increase the order from [...***...] to read [...***...] an increase of [...***...].

c. Extend the period of performance to September 20, 2001.

d. There are no other changes for Modification No. 0001.


LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
1  Inter Active Web Page                            [...***...]   US dollar         [...***...]           [...***...]



                                            PLACE OF INSPECTION AND ACCEPTANCE: Destination

     SHIPMENT ASO                                                                    QUANTITY
     #1  PO Box 20636                                                                --------
         Atlanta, GA 30320                                                        [...***...]



         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------

                          * CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     2  of  6
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 01-SEP-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 25-MAY-1999             DTFA0695C30063                         DTFA0698F31222                               2
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
2  For initial design and development of the        [...***...]   US dollar         [...***...]           [...***...]
   Corporate Air Traffic Management Information
   System (CATMIS), next phase of development of
   the Air Traffic Executive Information System
   (ATEIS) Financial Modules and work on integrating
   levels.


   Non-ISO 9000                       PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9900581       PRI CODE: 5-4


     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]    12-JAN-1999

     MARK FOR: Laurence L. Silvious
         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]


LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
3  Phase I development of Supplier online tools for   [...***...]  Each             [...***...]           [...***...]
   field access to operational and performance metrics.

   Non-ISO 9000                       PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9900580       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO BOX 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]   12-JAN-1999

     MARK FOR: Laurence L. Silvious
         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
4  AT Web                                           [...***...]     Each            [...***...]           [...***...]

   Non-ISO 9000                       PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9900583       PRI CODE: 5-4


     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]   12-JAN-1999

     MARK FOR: Laurence L. Silvious
         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

----------------------------------------------------------------------------------------------------------------------------------

                              * CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     3  of  6
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 01-SEP-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 25-MAY-1999             DTFA0695C30063                         DTFA0698F31222                               2
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
5  AR IRM Detailed Plan                              [...***...]   Each              [...***...]          [...***...]

   Non-ISO 9000                       PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9900583       PRI CODE: 5-4


     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]    12-JAN-1999

     MARK FOR: Laurence L. Silvious
         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
6 PBO Web Page                                       [...***...]    Each            [...***...]           [...***...]
   Non-ISO 9000                       PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9900583       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]   12-JAN-1999

     MARK FOR: Laurence L. Silvious
         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                     [...***...]

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
7  CATTS                                             [...***...]   Each             [...***...]           [...***...]

   Non-ISO 9000                       PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9900583       PRI CODE: 5-4


     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]   12-JAN-1999

     MARK FOR: Laurence L. Silvious
         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

----------------------------------------------------------------------------------------------------------------------------------

* CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     4  of  6
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 01-SEP-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 25-MAY-1999             DTFA0695C30063                         DTFA0698F31222                               2
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
8  AT EIS                                            [...***...]    Each              [...***...]         [...***...]


   Non-ISO 9000                       PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9900583       PRI CODE: 5-4


     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]   12-JAN-1999

     MARK FOR: Laurence L. Silvious
         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
9 AT EIS                                             [...***...]     Each           [...***...]           [...***...]

   Non-ISO 9000                       PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9900583       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]   12-JAN-1999

     MARK FOR: Laurence L. Silvious
         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
10 CAS into CATMIS                                   [...***...]    Each            [...***...]           [...***...]

   Non-ISO 9000                       PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9900583       PRI CODE: 5-4


     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                        [...***...]    12-JAN-1999

     MARK FOR: Laurence L. Silvious
         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

----------------------------------------------------------------------------------------------------------------------------------

* CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     5  of  6
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 01-SEP-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 25-MAY-1999             DTFA0695C30063                         DTFA0698F31222                               2
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
11  AT Web                                           [...***...]    Each             [...***...]          [...***...]


   Non-ISO 9000                       PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9900583       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]   12-JAN-1999


     MARK FOR: Laurence L. SIlvious
         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
12 To develop and implement catastrophic back-up     [...***...]    Each            [...***...]           [...***...]
   capability for the AT web-based information systems.

   Non-ISO 9000                       PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9900908       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                        [...***...]    22-MAR-1999

     MARK FOR: Evelyn Berrios
         W.982A.0--.---.2A0300.2020--.2596.480100.-.--.-.98750618-
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
13 To develop and implement catastrophic back-up     [...***...]   Each             [...***...]           [...***...]
   capability for the AT web-based application.


   Non-ISO 9000                       PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9901049       PRI CODE: 5-4


     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]    21-APR-1999

     MARK FOR: Evelyn Berrios, ATX-400, (202) 267-9799
         W.182A.0--.---.2A0400.2020--.2596.480100.-.--.-.98750618-
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

----------------------------------------------------------------------------------------------------------------------------------

                               * CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     6  of  6
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 01-SEP-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 25-MAY-1999             DTFA0695C30063                         DTFA0698F31222                               2
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
14  To implement design, development, and testing    [...***...]    Each            [...***...]           [...***...]
    of MWE module for ATS EIS.

   Non-ISO 9000                       PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9901010       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                        [...***...]    05-APR-1999


     MARK FOR: Evelyn Berrios, ATX-400
         W.901-.0--.---.15X---.9Z10--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]
NOTE TO VENDOR

RE: TASK ORDER NUMBER DTFA06-98-F-31222 TO DEVELOP AN INTER-ACTIVE WEB PAGE SERVER AND BEGIN DEVELOPMENT AIR TRAFFIC PERFROMANCE
TOOL SET IS HEREBY MODIFIED TO INCREMENTAL SERVICES.

a. Add Incremental Funding in the amount of [...***...].

b. Increase the order from [...***...] to read [...***...] an increase of [...***...].

c. There are no other changes for Modification No. 0002.

                          * CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  5
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 01-SEP-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 11-FEB-1999                                                    DTFA0698F31222                          1
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.            OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT: Destination           SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD:   [...***...]
Donna M Bonner
404-305-5987                                                                              FROM:   [...***...]

                                                                           AWARD IS CHANGED BY:   [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / / is, / / is not required to sign this document and return __ copies to the issuing office.  OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Emanuel Green, Jr.
DATE SIGNED:                                                        Emanuel Green Jr.               DATE SIGNED: 2/12/99
----------------------------------------------------------------------------------------------------------------------------------
NOTE TO VENDOR
RE: TASK ORDER NUMBER DTFA06-98-F-31222 TO DEVELOP AN INTER-ACTIVE WEB PAGE SERVER AND BEGIN DEVELOPMENT OF AIR TRAFFIC
PERFROMANCE TOOL SET IS HEREBY MODIFIED TO INCREMENTAL SERVICES.

a.  Add Incremental Funding in the amount of [...***...].

b.  Increase the order from [...***...] to read [...***...] an increase of [...***...].

c.  Extend the period of performance to September 20, 2001.

d.  There are no other changes for Modification No. 0001.

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
1  Inter Active Web Page                            [...***...]    US Dollar        [...***...]           [...***...]

                                           PLACE OF INSPECTION AND ACCEPTANCE: Destination


     SHIPMENT ASO                                                                    QUANTITY
     # 1 PO Box 20636                                                                --------
         Atlanta, GA 30320                                                        [...***...]


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]


                             * CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     3  of  5
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 01-SEP-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 11-FEB-1999                                                    DTFA0698F31222                          1
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.            OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
5   AR IRM Detailed Plan                             [...***...]    Each             [...***...]          [...***...]


               REQUISITION NO. 9900583       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY          DELIVER BY
     # 1 PO Box 20636                                                                --------          -----------
         Atlanta, GA 30320                                                        [...***...]          12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
6   PBO Web Page                                     [...***...]   Each             [...***...]           [...***...]


               REQUISITION NO. 9900583       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY          DELIVER BY
     # 1 PO Box 20636                                                                --------          -----------
         Atlanta, GA 30320                                                         [...***...]          12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
7   CATTS                                            [...***...]    Each             [...***...]          [...***...]


               REQUISITION NO. 9900583       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY          DELIVER BY
     # 1 PO Box 20636                                                                --------          -----------
         Atlanta, GA 30320                                                        [...***...]          12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

                          * CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     4  of  5
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 01-SEP-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 11-FEB-1999                                                    DTFA0698F31222                          1
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.            OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
8   AT EIS                                           [...***...]    Each             [...***...]          [...***...]


               REQUISITION NO. 9900583       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY          DELIVER BY
     # 1 PO Box 20636                                                                --------          -----------
         Atlanta, GA 30320                                                         [...***...]          12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
9   AT EIS                                          [...***...]    Each             [...***...]           [...***...]


               REQUISITION NO. 9900583       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY          DELIVER BY
     #1  PO Box 20636                                                                --------          -----------
         Atlanta, GA 30320                                                          [...***...]         12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
10   CAS into CATMIS                                 [...***...]   Each             [...***...]           [...***...]


               REQUISITION NO. 9900583       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY          DELIVER BY
     # 1 PO Box 20636                                                                --------          -----------
         Atlanta, GA 30320                                                         [...***...]         12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                [...***...]


                            * CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     5  of  5
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 01-SEP-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 11-FEB-1999                                                    DTFA0698F31222                          1
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.            OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
11  AT Web                                           [...***...]    Each            [...***...]           [...***...]


               REQUISITION NO. 9900583       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY          DELIVER BY
     # 1 PO Box 20636                                                                --------          -----------
         Atlanta, GA 30320                                                         [...***...]         12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]


                              * CONFIDENTIAL TREATMENT REQUESTED

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                       1       2
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLIABLE)
       0004                          08-31-98              871338089
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.D3
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                 X       DTFA06-98-F-31150
                                                                                    ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       04-08-98
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    W/801/0/8030/270/2596/                                                                                [...***...]
---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
       FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)
 X     CHANGES - FIXED PRICE
---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    /X/ is not,    / / is    required to sign this document and
   return  0  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1. RE: TASK ORDER NUMBER DTFA06-98-F-31150 TO DEVELOP AIR TRAFFIC SERVICE INFORMATION
         MANAGEMENT SYSTEM (CIMS) IS HEREBY MODIFIED TO INCREMENTAL SERVICES.

         a.  Add Incremental Funding in the amount of [...***...].

         b. Increase the order from [...***...] to read [...***...] an increase of [...***...].


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                EMANUEL GREEN, JR.        3
                                                                404-305-5776
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                           BY /s/ Emanuel Green, Jr.                      8/31/98
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                              * CONFIDENTIAL TREATMENT REQUESTED

     0004                08-31-98                       DTFA06-98-F-31150

c. There are no other changes for Modification No. 0004.

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLIABLE)
       0003                          08-28-98              871338082
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, BRAN, ASO55A
P.O. BOX 20636

ATLANTA                 ,   GA 30320-0000
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                 X       DTFA06-98-F-31150
                                                                                    ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       04-08-98
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    SEE ATTACHED
---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
       FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)
 X     CHANGES FIXED PRICE
---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    /X/ is not,    / / is    required to sign this document and
   return  0  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1. TASK ORDER NUMBER DTFA06-98-F-31150 TO DEVELOP AIR TRAFFIC SERVICE INFORMATION
         MANAGEMENT SYSTEM (CIMS) IS HEREBY MODIFIED TO INCREMENTAL SERVICES.

         a.  Add Incremental Services in support of AF CIMS per attached statement of work in the amount of [...***...].

         b.  Add Maintenance at a rate of [...***...] per month and extended amount to read [...***...].


Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                DONNA M. BONNER
                                                                404-305-5987
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                           BY /s/ Donna M. Bonner                         Aug 28, 1998
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                              * CONFIDENTIAL TREATMENT REQUESTED

     0003                08-28-98                       DTFA06-98-F-31150


c.     Add Incremental Funding to CIMS Task Order in the amount of [...***...].

d. Increase the order from [...***...] to read [...***...] and increase of [...***...].

e.     There are no other changes for Modification No.  0003.



                                    THIS AWARD IS INCREASED BY:    [...***...]
                                                          FROM:    [...***...]
                                                            TO:    [...***...]

***************************** ACCOUNTING DETAILS *******************************

PR NUMBER       RGN APPR LIM    C/C     PGM      OBJ     PROJECT #

871338082        W   801  0     8E30    270      2523
OBLG TOTAL          [...***...] TRAN CHG                 .00 2211 CHG        .00

871338082        W   801  0     8E30    270      2538
OBLG TOTAL          [...***...] TRAN CHG                 .00 2211 CHG        .00

871338088        W   801  0     8030    270      2596
OBLG TOTAL          [...***...] TRAN CHG                 .00 2211 CHG        .00


                         *CONFIDENTIAL TREATMENT REQUESTED

CHANGE MODIFICATION NUMBER 95-C-30063
CONTRACT DTFA06-95-C-30063


1.0    SCOPE

1.1    IDENTIFICATION

THIS DOCUMENT PROVIDES A DESCRIPTION OF THE ACTIVITIES TO BE PERFORMED DURING REACTIVATION AND MONTHLY SUPPORT OF THE DATA FLOWS FOR THE COST AND PERFORMANCE MANAGEMENT SOFTWARE (CPMS) SOFTWARE, AND THE INSTALLATION OF CPMS ON SEVERAL SYSTEMS.

1.2    SYSTEM OVERVIEW

THE CPMS SOFTWARE CORRELATES DATA FROM SEVERAL FAA LEGACY SYSTEMS TO FACILITATE THE ANALYSIS OF VARIOUS PARAMETERS IN ORDER TO ASCERTAIN FLUCTUATIONS OR TRENDS IN CERTAIN REPORTING CRITERIA. IT CONSISTS OF NATIONAL AIR SPACE PERFORMANCE REPORTING SYSTEM (NAPRS) PERFORMANCE DATA AS WELL AS PERSONNEL, COMPENSATION, AND BENEFITS (PC&B), OR STAFFING COST OBLIGATIONS DATA, LOGISTICS-RELATED COSTS, LEASED TELECOMMUNICATIONS COSTS, AND OTHER COSTS.

1.3    DOCUMENT OVERVIEW

THIS STATEMENT OF WORK APPLIES TO ALL ACTIVITIES RELATED TO THE MAINTENANCE OF THE CPMS DATA FLOWS. IN ADDITION, IT OUTLINES THE DELIVERABLES AND ASSOCIATED MILESTONES TO BE USED TO MONITOR THE PROGRESS OF THIS CONTRACT EFFORT.

2.0    TASKS

2.1    RE-ACTIVATE CPMS

RE-ESTABLISH CONNECTIVITY BETWEEN LIS AND TIMS AND THE NATIONAL DATA WAREHOUSE. THIS INCLUDES UPDATING ALL THE ASSOCIATED DATA AND TABLES AND RECONCILING THE NEW DATA, AND MAKING ANY CHANGES REQUIRED IN CPMS TO PROCESS THE NEW DATA.

2.2    PERFORM MONTHLY CPMS MAINTENANCE

COORDINATE AND MONITOR THE MONTHLY MANUAL FEEDS AND ENSURE THAT THE NEW MONTHLY DATA IS RECONCILED.

3.0    DELIVERABLES

THE CONTRACTOR SHALL DELIVER THE PRODUCTS OF THIS STATEMENT OF WORK TO THE GOVERNMENT IN ACCORDANCE WITH THE SCHEDULE DESCRIBED BELOW.

--------------------------------------------------------------------------------

 ITEM       TASK         PRODUCT                           SCHEDULE
--------------------------------------------------------------------------------
 1          1            RE-ACTIVATE CPMS                  INITIATE UPON AWARD
--------------------------------------------------------------------------------
 2          1            PERFORM MONTHLY MAINTENANCE       MONTHLY
--------------------------------------------------------------------------------

4.0    PERIOD OF PERFORMANCE

THE PERIOD OF PERFORMANCE IS FROM AUGUST 17, 1998 THROUGH DECEMBER 30, 1998.

                  CPMS REACTIVATION AND MONTHLY SUPPORT PROPOSAL


--------------------------------------------------------------------------------

 SOW PART      TITLE                                    COST
--------------------------------------------------------------------------------
 2.1           REACTIVATE CPMS                        [...***...]
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 2.2           MONTHLY MAINTENANCE FOR CPMS           [...***...]
--------------------------------------------------------------------------------

                     * CONFIDENTIAL TREATMENT REQUESTED

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                       1       1
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLIABLE)
       0002                          06-04-98              871338055
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, BRAN ASO55A
P.O. BOX 20636

ATLANTA               , GA 30320-0000
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                         DTFA06-98-F-31150
                                                                                 X  ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       04-08-98
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    W/801/0/2250/151/2596/                                                                                [...***...]
---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
 X
---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
       FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    /X/ is not,    / / is    required to sign this document and
   return  0  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1. TASK ORDER NUMBER DTFA06-98-F-31150, TO DEVELOP AIR TRAFFIC SERVICE INFORMATION
         MANAGEMENT SYSTEM (CIMS) IS HEREBY MODIFIED TO INCLUDE ADDITIONAL INCREMENTAL FUNDING
         IN THE AMOUNT OF [...***...].

                                           THIS AWARD IS INCREASED BY:      [...***...]
                                                                 FROM:      [...***...]
                                                                   TO:      [...***...]

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                DONNA M. BONNER
                                                                404-305-5987
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                           BY /s/ Donna M. Bonner                    June 4, 1998
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                              * CONFIDENTIAL TREATMENT REQUESTED

---------------------------------------------------------------------------------------------------------------------
                                                                               1. CONTRACT ID CODE    PAGE   OF  PAGE
AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                                                       1       1
---------------------------------------------------------------------------------------------------------------------
2. AMENDMENT/MODIFICATION NO.     3. EFFECTIVE DATE   4. REQUISITION/PURCHASE REQ. NO.  5. PROJECT NO. (IF APPLIABLE)
       TO-0001                       04-10-98              871338049
---------------------------------------------------------------------------------------------------------------------
6. ISSUED BY                 CODE                     7. ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                 -------------------                                                      -----------
DOT/FEDERAL AVIATION ADMINISTRATION
ACQUISITION & REAL ESTATE, TEA, ASO55.D3
1701 COLUMBIA AVENUE
COLLEGE PARK, GEORGIA
                                 30337-2714
---------------------------------------------------------------------------------------------------------------------
8. NAME AND ADDRESS OF CONTRACTOR (NO., STREET, COUNTY, STATE, AND ZIP CODE)   (x) 9A. AMENDMENT OF SOLICITATION NO.


                       TITAN CORPORATION                                            ---------------------------------
                       TITAN SYSTEMS DIVISION                                       9B. DATED (SEE ITEM 11)
                       1900 CAMPUS COMMONS DRIVE, STE 400
                       RESTON                   VA 22091-                      --------------------------------------
                                                                                    10A. MODIFICATION OF CONTRACT/
                                                                                         ORDER NO.
                                                                                         DTFA06-98-F-31150
                                                                                 X  ---------------------------------
----------------------------------------------------------------------------------- 10B. DATED (SEE ITEM 13)
CODE                                                 FACILITY CODE                       04-08-98
---------------------------------------------------------------------------------------------------------------------
                               11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
---------------------------------------------------------------------------------------------------------------------
   The above numbered solicitation is amended as set forth in Item 14. The
hour and date specified for receipt of Offers  / / is extended,   / / is not
extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _______________
copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF
YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT
OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF
YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

---------------------------------------------------------------------------------------------------------------------
12. ACCOUNTING AND APPROPRIATION DATA (IF REQUIRED)
    W/801/0/8E30/270/2523/                                                                                [...***...]
---------------------------------------------------------------------------------------------------------------------
                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
---------------------------------------------------------------------------------------------------------------------
(X) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE
---    CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
 X
---------------------------------------------------------------------------------------------------------------------
    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE
       CHANGES (SUCH AS CHANGES IN PAYING OFFICE, APPROPRIATION DATE, ETC.) SET
       FORTH IN ITEM 14. PURSUANT TO THE AUTHORITY OF FAR 43.103(b)

---------------------------------------------------------------------------------------------------------------------
    C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

---------------------------------------------------------------------------------------------------------------------
    D. OTHER (SPECIFY TYPE OF MODIFICATION AND AUTHORITY)

---------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor    /X/ is not,    / / is    required to sign this document and
   return  0  copies to the issuing office.
          ---
---------------------------------------------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (ORGANIZED BY UCF SECTION HEADINGS, INCLUDING
    SOLICITATION/CONTRACTS SUBJECT MATTER WHERE FEASIBLE.)

      1. TASK ORDER NUMBER DTFA06-98-F-31150, TO DEVELOP AIR TRAFFIC SERVICE INFORMATION
         MANAGEMENT SYSTEM (CIMS) IS HEREBY MODIFIED TO INCLUDE ADDITIONAL INCREMENTAL
         FUNDING IN THE AMOUNT OF [...***...].



Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
---------------------------------------------------------------------------------------------------------------------
15A. NAME AND TITLE OF SIGNER (TYPE OR PRINT)              16A. NAME AND TITLE OF CONTRACTING OFFICER (TYPE OR PRINT)
                                                                EMANUEL GREEN, JR.        3
                                                                404-305-5776
---------------------------------------------------------------------------------------------------------------------
15B. CONTRACTOR/OFFEROR                 15C. DATE SIGNED   16B. UNITED STATES OF AMERICA             16C. DATE SIGNED

                                                           BY /s/ Emanuel Green, Jr.                      4/10/98
----------------------------------------                     ----------------------------------------
(SIGNATURE OF PERSON AUTHORIZED TO SIGN)                     (SIGNATURE OF CONTRACTING OFFICER)
---------------------------------------------------------------------------------------------------------------------
                                                                                        STANDARD FORM 30 (REV. 10-83)

                              * CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Page       of       Pages
                        ORDER FOR SUPPLIES OR SERVICES                                                   1       2
----------------------------------------------------------------------------------------------------------------------------------
       IMPORTANT: Mark all packages and papers with contract and/or order numbers.
----------------------------------------------------------------------------------------------------------------------------------
  1. Date of Order               2. Contract No. (IF ANY)               3. Order No.            4. Requisition/Reference No.
04/08/98                            DTFA06-95-C-30063                      DTFA06-98-F-31150       871338037
----------------------------------------------------------------------------------------------------------------------------------
  5. Issuing Office (ADDRESS CORRESPONDENCE TO)   6.  Ship To: (COSIGNEES AND ADDRESS, ZIP CODE)
DOT/FEDERAL AVIATION ADMINISTRATION                   DOT/FEDERAL AVIATION ADMINISTRA
ACQUISITION & REAL ESTATE, TEA, AS055.03              M/F: WILLIAM P. FORD 202-267-8970
1701 COLUMBIA AVENUE                                  FEDERAL AVIATION ADMINISTRATION
COLLEGE PARK, GEORGIA                                 800 INDEPENDENCE AVE., S.W.,
                                                      WASHINGTON, DC,
               30337-2714
                                                                       20591
----------------------------------------------------------------------------------------------------------------------------------
  7. To: Contractor (NAME, ADDRESS AND ZIP CODE)                8. Type of Order
                                                                / / A. PURCHASE --Reference your _______________
                       TITAN CORPORATION                       PEGGY OWENS
                       TITAN SYSTEMS DIVISION                  -------------------------------------------------------------------
                       1900 CAMPUS COMMONS DRIVE, STE 400      Please furnish the following on the terms and
                       RESTON                    VA 22091-     conditions specified on both sides of this order
                                                               and on the attached sheets, if any, including
                                                               delivery as indicated.  This purchase is
                                                               negotiated under authority of:
                                                               -------------------------------------------------------------------
                                                               /X/ B. DELIVERY --Except for billing instructions
                                                               on the reverse, this delivery order is subject to
                                                               instructions contained on this side only of this
                                                               form and is issued subject to the terms and
                                                               conditions of the above-numbered contract.
----------------------------------------------------------------------------------------------------------------------------------
  9. Accounting and Appropriation Data       10. Requisitioning Office
         SEE ATTACHED                                         AS052
                                             -------------------------------------------------------------------------------------
                              .00            11. Business Classification (CHECK APPROPRIATE BOX(ES))
                                              / / SMALL   /XX/ OTHER THAN SMALL   / /DISADVANTAGED   / / WOMAN OWNED
----------------------------------------------------------------------------------------------------------------------------------
  12. F.O.B. Point                       14. Government B/L No.         15. Deliver to F.O.B. Point      16. Discount Terms
DESTINATION                                                                 On or Before (DATE)
----------------------------------------
  13. Place of Inspection and Acceptance                                          04/08/98
DESTINATION                                                                     THRU 04/08/99                     [...***...]
----------------------------------------------------------------------------------------------------------------------------------
                                    17. Schedule (SEE REVERSE FOR REJECTIONS)
----------------------------------------------------------------------------------------------------------------------------------
Item                                              Quantity                        Unit                          Quantity
 No.                Supplies or Services          Ordered          Unit          Price           Amount         Accepted
 (A)                          (B)                   (C)            (D)            (E)             (F)              (G)
----------------------------------------------------------------------------------------------------------------------------------

       PR FEF: 871338037 -001
  1  SERVICES                                        1             EA          [...***...]                    [...***...]
       DEVELOP AIR TRAFFIC SERVICE CORPORATE
       INFORMATION MANAGEMENT SYSTEM (CIMS)
       IN ACCORDANCE WITH TASK DESCRIPTION
       AND CONTRACTOR'S PROPOSAL DATED 2/18/98.
       .
       TOTAL PRICE OF TASK: [...***...]
       INCREMENTAL FUNDING IS PROVIDED IN
       THE AMOUNT OF [...***...].
       .
       CONTRACTOR SHALL NOT PERFROM WORK IN
       EXCESS OF [...***...] UNTIL
       FURTHER INCREMENTAL FUNDING IS

----------------------------------------------------------------------------------------------------------------------------------
                    18. Shipping Point        19. Gross Shipping Weight       20. Invoice No.                    17(H). To
   SEE BILLING                                                                                                     (CONT.
  INSTRUCTIONS                                                                                                     PAGES)
       ON           --------------------------------------------------------------------------------------------------------------
    REVERSE         21. Mail Invoice to: (INCLUDE ZIP CODE)              DOT/FAA,  ASO-22B                       17(I).
                      (404) 305-7060                              P.O. Box 45719                                   GRAND
                                                                  Atlanta, Georgia       30320-     [...***...]    TOTAL
----------------------------------------------------------------------------------------------------------------------------------
 17. UNITED STATES OF AMERICA                                                 23. NAME (TYPED)  (404) 305-5778
        BY (SIGNATURE)           /s/ Emanuel Green, Jr.                           EMANUEL GREEN, JR.                  3
                                                                                       Title: Contracting/Ordering Officer
----------------------------------------------------------------------------------------------------------------------------------
FAA Form 4400-18(4-85)

                      *CONFIDENTIAL TREATMENT REQUESTED

04/08/98                       DTFA06-95-C-30063              DTFA06-98-F-31150


       PROVIDED.
       .
       MONTHLY MILESTONE BILLING IS
       INCLUDED IAW ATTACHED SCHEDULE.


******************************** ACCOUNTING DETAILS ****************************

PR NUMBER  RGN  APPR   LIM    C/C     PGM      OBJ      PROJECT #

871338037   W   801     0     8030    270      2596
OBLG TOTAL      [...***...]  TRAN CHG                    .00  2211 CHG      .00

871338037   W   082A    0     G531    3A0100   2596     98750118
OBLG TOTAL      [...***...]  TRAN CHG                    .00  2211 CHG      .00

871338037   W   801     0     2250    151      2596
OBLG TOTAL      [...***...]  TRAN CHG                    .00  2211 CHG      .00


                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  2
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 08-APR-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 19-AUG-1999             DTFA0695C30063                         DTFA0698F31150                          15
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT: Destination           SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / / is, / / is not required to sign this document and return __ copies to the issuing office.  OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Donna M Bonner
DATE SIGNED:                                                        Donna M Bonner                DATE SIGNED: 8/19/99
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
16 To provide incremental funding to the CIMS         [...***...]   Each            [...***...]           [...***...]
   Contract for Task Order #DTFA06-95-C-30063.


               REQUISITION NO. 9901414       PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY          DELIVER BY
     #1  800 Independence Ave, SW                                                    --------          -----------
         Washington, DC 20951                                                      [...***...]         06-AUG-1999


         7.182A.0--.---.3A0100.8056--.2596.480100.-.--.-.00097789-
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

----------------------------------------------------------------------------------------------------------------------------------

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
17 To provide incremental funding to the CIMS        [...***...]    Each            [...***...]           [...***...]
   Contract for Task #DTFA06-95-C-30063


               REQUISITION NO. 9901416       PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY
                                                                                     --------

----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     2  of  2
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD:    08-APR-1998             CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 19-AUG-1999             DTFA0695C30063                         DTFA0698F31150                          15
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------


     #1  800 Independence Ave, SW
         Washington, DC 20951                                                    [...***...]


         7.182A.0--.---.3A0100.8056--.2596.480100.-.--.-.00097789-
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]


NOTE TO VENDOR
RE: TASK ORDER NUMBER DTFA06-98-F-31150 TO DEVELOP AIR TRAFFIC SERVICE
INFORMATION MANAGEMENT SYSTEM (CIMS) IS HEREBY MODIFIED TO DECREASE
INCREMENTAL SERVICES.

a.  Increase Incremental funding in the amount of $[...***...].

b.  Increase the order from [...***...] to [...***...], an increase [...***...].

c.  There are no other changes for Modification NO. 0008
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  4
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 08-APR-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
                                          DTFA0695C30063                         DTFA0698F31150                          13
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT: Destination           SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / / is, / / is not required to sign this document and return __ copies to the issuing office.  OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Donna M Bonner
DATE SIGNED:                                                        Donna M Bonner                DATE SIGNED: May 24, 1999
----------------------------------------------------------------------------------------------------------------------------------
NOTE TO VENDOR
RE: TASK ORDER NUMBER DTFA06-98-F-31150 TO DEVELOP AIR TRAFFIC SERVICE
INFORMATION MANAGEMENT SYSTEM (CIMS) IS HEREBY MODIFIED TO INCREASE
INCREMENTAL SERVICES.

a.  Decrease Incremental funding in the amount of [...***...].

b.  Decrease the order from [...***...] to read [...***...] an decrease of [...***...].

c.  There are no other changes for Modification No. 0006.


NOTE TO VENDOR
RE: TASK ORDER NUMBER DTFA06-98-F-31150 TO DEVELOP AIR TRAFFIC SERVICE
INFORMATION MANAGEMENT SYSTEM (CIMS) IS HEREBY MODIFIED TO INCREASE
INCREMENTAL SERVICES.

a.  Increase Incremental funding in the amount of [...***...].

b.  Increase the order from [...***...] to [...***...].

c.  There are no other changes for Modification No. 0007.

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     2  of  4
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 08-APR-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
                                          DTFA0695C30063                         DTFA0698F31150                          13
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
1  CIMS                                              [...***...]   US Dollar        [...***...]           [...***...]


                                                 PLACE OF INSPECTION AND ACCEPTANCE: Destination


     SHIPMENT ASO                                                                    QUANTITY
     # 1 PO Box 20636                                                                --------
         Atlanta, GA 30320                                                         [...***...]



         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                  [...***...]

***LINE 2 WAS CANCELLED ***
***LINE 3 WAS CANCELLED ***


LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
4  This contract modification is to provide           [...***...]   Each            [...***...]           [...***...]
   systems engineering support in developing the
   Corporate Air Traffic Management Information
   System (CATMIS). CATMIS will provide procedures
   that will coordinate business information for ATS.



               REQUISITION NO. 9900582       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY          DELIVER BY
     # 1 PO Box 20636                                                                --------          -----------
         Atlanta, GA 30320                                                          [...***...]        12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                  [...***...]


***LINE 5 WAS CANCELLED ***
***LINE 6 WAS CANCELLED ***
***LINE 7 WAS CANCELLED ***
***LINE 8 WAS CANCELLED ***
***LINE 9 WAS CANCELLED ***
***LINE 10 WAS CANCELLED ***
***LINE 11 WAS CANCELLED ***
***LINE 12 WAS CANCELLED ***

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     3  of  4
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 08-APR-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
                                          DTFA0695C30063                         DTFA0698F31150                          13
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
13  Incremental funding in the amount of            [...***...]    Each              [...***...]          [...***...]
    [...***...] to the CIMS task order
    #DTFA06-95-C30063

    Non-ISO 9000                                PLACE OF INSPECTION AND ACCEPTANCE: Destination


               REQUISITION NO. 9900757       PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY
     # 1 800 Independence Ave, SW                                                    --------
         Washington, DC 20951                                                      [...***...]


     MARK FOR: Deb Carlson
         W.901-.0--.---.270---.8030--.252B.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                  [...***...]

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
14  Incremental funding to the CIMS task order       [...***...]    Each            [...***...]           [...***...]
    DTFA06-95-C30063 in the amout of
    [...***...] for development of ATSMIS

    Non-ISO 9000


               REQUISITION NO. 9900906       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY
     # 1 PO Box 20636                                                                --------
         Atlanta, GA 30320                                                          [...***...]


         W.901-.0--.---.15X---.9Z10--.252B.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     4  of  4
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 08-APR-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
                                          DTFA0695C30063                         DTFA0698F31150                          13
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
15  Incremental funding for the CIMS contract        [...***...]    Each             [...***...]           [...***...]
    DTFA-06-95-C-30063 SOW attached

    Non-ISO 9000


               REQUISITION NO. 9901002       PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY
     # 1 800 Independence Ave, SW                                                    --------
         Washington, DC 20951                                                       [...***...]


         W.901-.0--.---.270---.8E30--.2523.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

NOTE TO VENDOR
TASK ORDER NUMBER DTFA06-98-F-31150, TO DEVELOP AIR TRAFFIC SERVICE
INFORMATION MANAGEMENT SYSTEMS (CIMS) IS HEREBY MODIFIED TO INCREASE
INCREMENTAL SERVICES.

a.  Increase Incremental funding in the amount of [...***...].

b.  Increase the order from [...***...] to [...***...].

c.  There are no other changes for Modification No. 008

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  3
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 08-APR-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
                                          DTFA0695C30063                         DTFA0698F31150                          12
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT: Destination           SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / / is, / / is not required to sign this document and return __ copies to the issuing office.  OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Larry Cleveland
DATE SIGNED:                                                        Larry Cleveland               DATE SIGNED: 3/22/99
----------------------------------------------------------------------------------------------------------------------------------
NOTE TO VENDOR
RE: TASK ORDER NUMBER DTFA06-98-F-31150 TO DEVELOP AIR TRAFFIC SERVICE
INFORMATION MANAGEMENT SYSTEM (CIMS) IS HEREBY MODIFIED TO DECREASE
INCREMENTAL SERVICES.

a.  Decrease Incremental funding in the amount of [...***...].

b.  Decrease the order from [...***...] to read [...***...] an decrease of [...***...].

c.  There are no other changes for Modification No. 0006.


NOTE TO VENDOR
RE: TASK ORDER NUMBER DTFA06-98-F-31150 TO DEVELOP AIR TRAFFIC SERVICE
INFORMATION MANAGEMENT SYSTEM (CIMS) IS HEREBY MODIFIED TO INCREASE
INCREMENTAL SERVICES.

a.  Increase Incremental funding in the amount of [...***...].

b.  Increase the order from [...***...] to [...***...].

c.  There are no other changes for Modification No. 0007.

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     2  of  3
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 08-APR-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
                                          DTFA0695C30063                         DTFA0698F31150                          12
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
1  CIMS                                              [...***...]    US Dollar       [...***...]           [...***...]


                                                 PLACE OF INSPECTION AND ACCEPTANCE: Destination


     SHIPMENT ASO                                                                    QUANTITY
     # 1 PO Box 20636                                                                --------
         Atlanta, GA 30320                                                        [...***...]



         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

***LINE 2 WAS CANCELLED ***
***LINE 3 WAS CANCELLED ***


LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
4  This contract modification is to provide          [...***...]    Each            [...***...]           [...***...]
   systems engineering support in developing the
   Corporate Air Traffic Management Information
   System (CATMIS). CATMIS will provide procedures
   that will coordinate business information for ATS.



               REQUISITION NO. 9900582       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY          DELIVER BY
     # 1 PO Box 20636                                                                --------          -----------
         Atlanta, GA 30320                                                          [...***...]        12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                  [...***...]


***LINE 5 WAS CANCELLED ***
***LINE 6 WAS CANCELLED ***
***LINE 7 WAS CANCELLED ***
***LINE 8 WAS CANCELLED ***
***LINE 9 WAS CANCELLED ***
***LINE 10 WAS CANCELLED ***
***LINE 11 WAS CANCELLED ***
***LINE 12 WAS CANCELLED ***

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     3  of  3
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 08-APR-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
                                          DTFA0695C30063                         DTFA0698F31150                          12
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.
----------------------------------------------------------------------------------------------------------------------------------

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
13  Incremental funding in the amount of            [...***...]     Each             [...***...]           [...***...]
    [...***...] to the CIMS task order
    #DTFA06-95-C30063

    Non-ISO 9000                                PLACE OF INSPECTION AND ACCEPTANCE: Destination


               REQUISITION NO. 9900757       PRI CODE: 5-4

     SHIPMENT AWA                                                                    QUANTITY
     # 1 800 Independence Ave, SW                                                    --------
         Washington, DC 20951                                                      [...***...]


     MARK FOR: Deb Carlson
         W.901-.0--.---.270---.8030--.252B.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                  [...***...]

                      *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  2
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 08-APR-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 05-FEB-1999             DTFA0695C30063                         DTFA0698F31150                          11
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.             OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT: Destination           SHIP VIA: Best Means

DISCOUNT TERMS: Due in 30


----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD:   [...***...]
Donna M Bonner
404-305-5987                                                                              FROM:   [...***...]

                                                                           AWARD IS CHANGED BY:   [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / / is, / / is not required to sign this document and return __ copies to the issuing office.
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Donna M Bonner
DATE SIGNED:                                                        Donna M Bonner               DATE SIGNED: 2/11/99
----------------------------------------------------------------------------------------------------------------------------------
NOTE TO VENDOR
RE: TASK ORDER NUMBER DTFA06-98-F-31150 TO DEVELOP AIR TRAFFIC SERVICE
INFORMATION MANAGEMENT SYSTEM (CIMS) IS HEREBY MODIFIED TO DECREASE
INCREMENTAL SERVICES.

a.  Decrease Incremental funding in the amount of [...***...].

b.  Decrease the order from [...***...] to read [...***...] an decrease of [...***...].

c.  There are no other changes for Modification No. 0006.

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
1  CIMS                                             [...***...]    US Dollar         [...***...]          [...***...]


                                                 PLACE OF INSPECTION AND ACCEPTANCE: Destination


     SHIPMENT ASO                                                                    QUANTITY
     # 1 PO Box 20636                                                                --------
         Atlanta, GA 30320                                                        [...***...]



         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

***LINE 2 WAS CANCELLED ***
***LINE 3 WAS CANCELLED ***

                              * CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     2  of  2
----------------------------------------------------------------------------------------------------------------------------------
DATE OF AWARD: 08-APR-1998                CONTRACT NUMBER (IF ANY):              AWARD NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 05-FEB-1999             DTFA0695C30063                         DTFA0698F31150                          11
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.             OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
4  This contract modification is to provide          [...***...]    Each             [...***...]          [...***...]
   systems engineering support in developing the
   Corporate Air Traffic Management Information
   System (CATMIS). CATMIS will provide procedures
   that will coordinate business information for ATS.



               REQUISITION NO. 9900582       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY          DELIVER BY
     # 1 PO Box 20636                                                                --------          -----------
         Atlanta, GA 30320                                                         [...***...]          12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]


***LINE 5 WAS CANCELLED ***
***LINE 6 WAS CANCELLED ***
***LINE 7 WAS CANCELLED ***
***LINE 8 WAS CANCELLED ***
***LINE 9 WAS CANCELLED ***
***LINE 10 WAS CANCELLED ***
***LINE 11 WAS CANCELLED ***
***LINE 12 WAS CANCELLED ***

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
12  AT EIS                                           [...***...]    Each             [...***...]          [...***...]

     SHIPMENT ASO                                                                    QUANTITY          DELIVERY BY
     # 1 PO Box 20636                                                                --------          -----------
         Atlanta, GA 30320                                                         [...***...]         12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.---------
                                                                                      AMOUNT
                                                                                      ------
                                                                                 [...***...]

NOTE TO VENDOR
RE: TASK ORDER NUMBER DTFA06-98-F-31150 TO DEVELOP AIR TRAFFIC SERVICE
INFORMATION MANAGEMENT SYSTEM (CIMS) IS HEREBY MODIFIED TO
INCREMENTAL SERVICES.

a.  Add Incremental Funding in the amount of [...***...].

b.  Increase the order from [...***...] to read [...***...] an increase of [...***...].

c.  Extend the period of performance to September 30, 2001.

d.  There are no other changes for Modification 0005.


                            * CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     1  of  5
----------------------------------------------------------------------------------------------------------------------------------
DATE OF ORDER: 08-APR-1998                CONTRACT NUMBER (IF ANY):              ORDER NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 03-FEB-1999             DTFA0695C30063                         DTFA0698F31150                               1
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.          OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
CONTRACTOR (NAME, ADDRESS, AND ZIP CODE):                          MAIL INVOICE TO (NAME, ADDRESS, AND ZIP CODE):
TITAN SYSTEMS DIVISION                                             DOT/FAA
1900 CAMPUS COMMONS DR                                             Financial Services Division, ASO-20
SUITE 400                                                          PO Box 45719
RESTON, VA 22091                                                   Atlanta, GA 30320


--------------------------------------------------------------
CONTACT POINT/PHONE NO:                                            ---------------------------------------------------------------
Sherry Manuel                                                       ISSUING OFFICE (ADDRESS CORRESPONDENCE TO):
703-758-5642                                                        PO Box 20636
                                                                    Atlanta, GA 30320
--------------------------------------------------------------
F.O.B. POINT:     SHIP VIA:        DISCOUNT TERMS:
Destination       Best Means       Due in 30



----------------------------------------------------------------------------------------------------------------------------------
PURCHASER NAME AND PHONE NO:                                       TOTAL AMOUNT OF ORDER/AWARD: [...***...]
Donna M Bonner
404-305-5987                                                                              FROM: [...***...]

                                                                           AWARD IS CHANGED BY: [...***...]

----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Contractor / / is, / / is not required to sign this document and return __ copies to the issuing office.  OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
NAME AND TITLE OF PERSON AUTHORIZED TO SIGN:                        UNITED STATES OF AMERICA

BY:                                                                 NAME OF CONTRACTING OFFICER:

                                                                    BY: /s/ Emanuel Green, Jr.
                                                                    --------------------------
DATE SIGNED:                                                        Emanuel Green Jr.             DATE SIGNED: 2/3/99
----------------------------------------------------------------------------------------------------------------------------------

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
1  CIMS                                              [...***...]   US dollar         [...***...]           [...***...]



                                            PLACE OF INSPECTION AND ACCEPTANCE: Destination

     SHIPMENT ASO                                                                    QUANTITY
     #1  PO Box 20636                                                                --------
         Atlanta, GA 30320                                                         [...***...]



         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

                                *CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     2  of  5
----------------------------------------------------------------------------------------------------------------------------------
DATE OF ORDER: 08-APR-1998                CONTRACT NUMBER (IF ANY):              ORDER NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 03-FEB-1999             DTFA0695C30063                         DTFA0698F31150                               1
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.           OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
2  For initial design and development of the        [...***...]     Each             [...***...]           [...***...]
   Corporate Air Traffic Management Information
   System (CATMIS), next phase of development of
   the Air Traffic Executive Information System
   (ATEIS) Financial Modules and work on integrating
   levels.


   Non-ISO 9000                       PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9900581       PRI CODE: 5-4


     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]    12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]


LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
3  Phase I development of Supplier online tools for   [...***...]  Each             [...***...]           [...***...]
   field access to operational and performance metrics.

   Non-ISO 9000                       PLACE OF INSPECTION AND ACCEPTANCE: Destination

               REQUISITION NO. 9900580       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO BOX 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]   12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
4  This contract modification is to provide         [...***...]     Each            [...***...]           [...***...]
   systems engineering support in developing
   the Corporate Air Traffic Management Information
   System (CATMIS). CATMIS will provide procedures
   that will coordinate business information for
   ATS.


               REQUISITION NO. 9900582       PRI CODE: 5-4


     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]   12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

----------------------------------------------------------------------------------------------------------------------------------

                              * CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     3  of  5
----------------------------------------------------------------------------------------------------------------------------------
DATE OF ORDER: 08-APR-1998                CONTRACT NUMBER (IF ANY):              ORDER NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 03-FEB-1999             DTFA0695C30063                         DTFA0698F31150                               1
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.            OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
5  AR IRM Detailed Plan                              [...***...]    Each             [...***...]           [...***...]


               REQUISITION NO. 9900583       PRI CODE: 5-4


     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]    12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]


LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
6  PBO Web Page                                       [...***...]   Each             [...***...]           [...***...]
   field access to operational and performance metrics.

               REQUISITION NO. 9900583       PRI CODE: 5-4


     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO BOX 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]   12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
7  CATTS                                             [...***...]    Each            [...***...]           [...***...]


               REQUISITION NO. 9900583       PRI CODE: 5-4


     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]   12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

----------------------------------------------------------------------------------------------------------------------------------

                              * CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     4  of  5
----------------------------------------------------------------------------------------------------------------------------------
DATE OF ORDER: 08-APR-1998                CONTRACT NUMBER (IF ANY):              ORDER NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 03-FEB-1999             DTFA0695C30063                         DTFA0698F31150                               1
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.          OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
8  AT EIS                                            [...***...]    Each             [...***...]           [...***...]


               REQUISITION NO. 9900583       PRI CODE: 5-4


     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]    12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]


LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
9  CAS into CATMIS                                   [...***...]   Each             [...***...]           [...***...]


               REQUISITION NO. 9900583       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO BOX 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]   12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
10 AT WEB                                            [...***...]    Each            [...***...]           [...***...]


               REQUISITION NO. 9900583       PRI CODE: 5-4


     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]   12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

----------------------------------------------------------------------------------------------------------------------------------

                              * CONFIDENTIAL TREATMENT REQUESTED

----------------------------------------------------------------------------------------------------------------------------------
FEDERAL AVIATION                              REVISION TO AWARD FOR SUPPLIES OR SERVICES                              PAGE
 ADMINISTRATION                                                                                                     5  of  5
----------------------------------------------------------------------------------------------------------------------------------
DATE OF ORDER: 08-APR-1998                CONTRACT NUMBER (IF ANY):              ORDER NO. (IF ANY):                REVISION NO.
DATE OF REVISION: 03-FEB-1999             DTFA0695C30063                         DTFA0698F31150                               1
----------------------------------------------------------------------------------------------------------------------------------
IMPORTANT: Mark all package(s), invoice(s), and correspondence with contract and/or order/award numbers.           OMB 2120-0595
----------------------------------------------------------------------------------------------------------------------------------
LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
11 AT Web                                            [...***...]    EACH             [...***...]           [...***...]


               REQUISITION NO. 9900583       PRI CODE: 5-4


     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO Box 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]    12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]


LINE DESCRIPTION                                       QUANTITY     UOM              UNIT PRICE            LI TOTAL $
----------------                                       --------     ---              ----------            ----------
12 AT EIS                                             [...***...]   Each             [...***...]           [...***...]


               REQUISITION NO. 9900583       PRI CODE: 5-4

     SHIPMENT ASO                                                                    QUANTITY     DELIVER BY
     #1  PO BOX 20636                                                                --------     ----------
         Atlanta, GA 30320                                                         [...***...]   12-JAN-1999


         W.901-.0--.---.151---.2250--.2596.480100.-.--.-.-------
                                                                                      AMOUNT
                                                                                      ------
                                                                                   [...***...]

NOTE TO VENDOR
RE: TASK ORDER NUMBER DTFA06-98-F31150 TO DEVELOP AIR TRAFFIC SERVICE INFORMATION MANAGEMENT SYSTEM (CIMS)
IS HERE MODIFIED TO INCREMENTAL SERVICES.

1.  Add Incremental Funding in the amount of [...***...].

2.  Increase the order from [...***...] to read [...***...] and increase of [...***...].

3.  Extend the period of performance to September 30, 2001.

4.  There are no other changes for Modification 0005.

----------------------------------------------------------------------------------------------------------------------------------

                              * CONFIDENTIAL TREATMENT REQUESTED